                                                       REGISTRATION NO. 33-82570

                                                       REGISTRATION NO. 811-4235
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6
                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933 [X]
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 13

                        MONY AMERICA VARIABLE ACCOUNT L
                             (Exact Name of Trust)

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                                 1740 BROADWAY

                            NEW YORK, NEW YORK 10019
                    (Address of Principal Executive Office)

                            SUSAN R. HARRISON, ESQ.

                           SENIOR COUNSEL, OPERATIONS
                          MONY LIFE INSURANCE COMPANY
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (Name and Address of Agent for Service)


     It is proposed that this filing become effective on May 1, 2001 pursuant to Rule 485(b).

---------------
STATEMENT PURSUANT TO RULE 24f-2


     The Registrant registers an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 notice for Registrant's fiscal year ending December 31, 2000 was filed on March 28, 2001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

ITEM NO. OF
FORM N-8B-2                                                    CAPTION IN PROSPECTUS
-----------                                                    ---------------------
 1..........................................  Cover Page
 2..........................................  Cover Page
 3..........................................  Not Applicable
 4..........................................  DISTRIBUTION OF THE POLICY
 5..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
 6..........................................  MONY America Variable Account L
 7..........................................  Not required
 8..........................................  Not required
 9..........................................  Legal Proceedings
10..........................................  THE POLICY; INFORMATION ABOUT THE COMPANY AND THE
                                                VARIABLE ACCOUNT; CHARGES AND DEDUCTIONS; OTHER
                                                INFORMATION; VOTING OF FUND SHARES; MORE ABOUT THE
                                                POLICY
11..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
                                                THE FUNDS; PURCHASE OF PORTFOLIO SHARES BY THE
                                                VARIABLE ACCOUNT
12..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
                                                THE FUNDS; PURCHASE OF PORTFOLIO SHARES BY THE
                                                VARIABLE ACCOUNT
13..........................................  THE POLICY; CHARGES AND DEDUCTIONS; THE FUNDS
14..........................................  THE POLICY
15..........................................  THE POLICY
16..........................................  THE FUNDS; THE POLICY; INFORMATION ABOUT THE COMPANY AND
                                                THE VARIABLE ACCOUNT
17..........................................  THE POLICY
18..........................................  THE FUNDS; THE POLICY; INFORMATION ABOUT COMPANY AND THE
                                                VARIABLE ACCOUNT
19..........................................  VOTING OF FUND SHARES; MORE ABOUT THE POLICY
20..........................................  Not applicable
21..........................................  THE POLICY
22..........................................  Not applicable
23..........................................  Not applicable
24..........................................  IMPORTANT TERMS; MORE ABOUT THE POLICY
25..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
26..........................................  Not applicable

ITEM NO. OF
FORM N-8B-2                                                    CAPTION IN PROSPECTUS
-----------                                                    ---------------------
27..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
28..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
29..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
30..........................................  Not applicable
31..........................................  Not applicable
32..........................................  Not applicable
33..........................................  Not applicable
34..........................................  Not applicable
35..........................................  MORE ABOUT THE POLICY
36..........................................  Not applicable
37..........................................  Not applicable
38..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
                                                MORE ABOUT THE POLICY
39..........................................  MORE ABOUT THE POLICY
40..........................................  Not applicable
41..........................................  MORE ABOUT THE POLICY
42..........................................  Not applicable
43..........................................  Not applicable
44..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
                                                THE POLICY; MORE ABOUT THE POLICY
45..........................................  Not applicable
46..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
                                                THE POLICY; MORE ABOUT THE POLICY
47..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
                                                THE POLICY; MORE ABOUT THE POLICY
48..........................................  Not applicable
49..........................................  Not applicable
50..........................................  INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
51..........................................  Cover Page; INFORMATION ABOUT THE COMPANY AND THE
                                                VARIABLE ACCOUNT; THE POLICY; MORE ABOUT THE POLICY
52..........................................  OTHER INFORMATION
53..........................................  OTHER INFORMATION
54..........................................  Not applicable
55..........................................  Not applicable
56..........................................  Not required
57..........................................  Not required
58..........................................  Not required
59..........................................  FINANCIAL STATEMENTS

                                     PART I

                     (INFORMATION REQUIRED IN A PROSPECTUS)

                                   PROSPECTUS

                               Dated May 1, 2001

                    Variable Universal Life Insurance Policy

MONY Life Insurance Company of America (the "Company") issues a variable universal life insurance policy described in this Prospectus. Among the policy's many terms are:

Allocation of Premiums and Fund Values:

- You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

     - You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.


        - If you do, you can also tell us to place your premium payments and fund values into any or all of the 28 different subaccounts of MONY America Variable Account L. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.


     - You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

Death Benefit:

- We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.

Living Benefits:

- You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

Charges and Fees:

- The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

                THESE ARE ONLY SOME OF THE TERMS OF THE POLICY.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III and Janus Aspen Series. You should read these prospectuses carefully and keep them for future reference.

                        MONY America Variable Account L
                     MONY Life Insurance Company of America
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary of the Policy.......................................  1
  Important Policy Terms....................................  1
  Purpose of the Policy.....................................  1
  Policy Premium Payments and Values........................  1
  Charges and Deductions....................................  2
  The Death Benefit.........................................  8
  Premium Features..........................................  8
  MONY America Variable Account L...........................  9
  Allocation Options........................................  9
  Transfer of Fund Value....................................  9
  Policy Loans..............................................  9
  Full Surrender............................................  9
  Partial Surrender.........................................  10
  Preferred Partial Surrender...............................  10
  Free Look Period..........................................  10
  Grace Period and Lapse....................................  10
  Tax Treatment of Increases in Fund Value..................  11
  Tax Treatment of Death Benefit............................  11
  Riders....................................................  11
  Contacting the Company....................................  11
  Understanding the Policy..................................  12
Detailed Information about the Company and MONY America
  Variable Account L........................................  13
  MONY Life Insurance Company of America....................  13
  MONY America Variable Account L...........................  13
The Funds...................................................  18
  MONY Series Fund, Inc. ...................................  18
  Enterprise Accumulation Trust.............................  19
  Dreyfus Stock Index Fund..................................  22
  The Dreyfus Socially Responsible Growth Fund, Inc. .......  22
  Fidelity Variable Insurance Products Fund, Fidelity
     Variable Insurance Products Fund II....................  22
  Fidelity Variable Insurance Products Fund III.............  23
  Janus Aspen Series........................................  24
  Purchase of Portfolio Shares by MONY America Variable
     Account L..............................................  24
Detailed Information About The Policy.......................  25
  Application for a Policy..................................  25
  Right to Examine a Policy -- Free Look Period.............  27
  Premiums..................................................  27
  Choice of Guaranteed Death Benefit Riders.................  28
  Allocation of Net Premiums................................  29
  Death Benefits under the Policy...........................  29
  Changes in Specified Amount...............................  32
  Other Optional Insurance Benefits.........................  34
  Benefits at Maturity......................................  35
  Policy Values.............................................  36
  Determination of Fund Value...............................  36
  Calculating Unit Values for Each Subaccount...............  37
  Transfer of Fund Value....................................  38
  Right to Exchange Policy..................................  39
  Policy Loans..............................................  39
  Full Surrender............................................  40
  Partial Surrender.........................................  40
  Preferred Partial Surrender...............................  41

                                                              PAGE
                                                              ----
  Grace Period and Lapse....................................  41
Charges and Deductions......................................  44
  Deductions from Premiums..................................  45
  Daily Deduction from MONY America Variable Account L......  45
  Deductions from Fund Value................................  46
  Fund Charge...............................................  47
  Transaction and Other Charges.............................  49
  Fees and Expenses of the Funds............................  49
  Guarantee of Certain Charges..............................  50
Other Information...........................................  50
  Federal Income Tax Considerations.........................  50
  Charge for Company Income Taxes...........................  54
  Voting of Fund Shares.....................................  54
  Disregard of Voting Instructions..........................  55
  Report to Policy Owners...................................  55
  Substitution of Investments and Right to Change
     Operations.............................................  55
  Changes to Comply with Law................................  56
Performance Information.....................................  56
The Guaranteed Interest Account.............................  57
  General Description.......................................  57
  Limitations on Amounts in the Guaranteed Interest
     Account................................................  58
  Death Benefit.............................................  58
  Policy Charges............................................  58
  Transfers.................................................  58
  Surrenders and Policy Loans...............................  59
More About the Policy.......................................  59
  Ownership.................................................  59
  Beneficiary...............................................  59
  Notification and Claims Procedures........................  60
  Payments..................................................  60
  Payment Plan/Settlement Provisions........................  60
  Payment in Case of Suicide................................  61
  Assignment................................................  61
  Errors on the Application.................................  61
  Incontestability..........................................  61
  Policy Illustrations......................................  61
  Distribution of the Policy................................  62
More About the Company......................................  62
  Management................................................  62
  State Regulation..........................................  64
  Telephone Transfer Privileges.............................  64
  Legal Proceedings.........................................  65
  Legal Matters.............................................  65
  Registration Statement....................................  65
  Independent Accountants...................................  65
  Financial Statements......................................  66
Index to Financial Statements...............................  F-1
Appendix A..................................................  A-1
Appendix B..................................................  B-1
Appendix C..................................................  C-1
Appendix D..................................................  D-1

                             SUMMARY OF THE POLICY

     This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account on page 53. The Guaranteed Interest Account is also described in your policy. BEFORE PURCHASING A POLICY, WE URGE YOU TO READ THE ENTIRE PROSPECTUS CAREFULLY.

IMPORTANT POLICY TERMS

     We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

     Outstanding Debt -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

     Loan Account -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 5%. The Loan Account is part of the Company's General Account.

     Fund Value -- The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L, the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

     Cash Value -- The Fund Value of the policy less any fund charge.

     Surrender Value -- The cash value less any outstanding debt reduced by any unearned loan interest.

     Minimum Monthly Premium -- The amount the Company determines is necessary to keep the policy in effect for the first two policy years. In certain cases, this also applies to the first two policy years following an increase in the Specified Amount.

     Guaranteed Interest Account -- This account is part of the general account of MONY Life Insurance Company of America (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account," page 50.)

     Specified Amount -- The minimum death benefit for as long as the policy remains in effect.

     Valuation Date -- Each day that the New York Stock Exchange is open for trading.

PURPOSE OF THE POLICY

     The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated of Fund Value. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

POLICY PREMIUM PAYMENTS AND VALUES

     The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

     You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

     The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

     Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

     The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

     If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

     Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Cash Value and are described in further detail below.

     The policy remains in effect until the earliest of:

     - A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

     - Age 95.

     - Death of the insured.

     - Full surrender of the policy.

     Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. If you increase the Specified Amount during the first two policy years, you must pay the Minimum Monthly Premium for two more years after the increase. A choice of two Guaranteed Death Benefit Riders is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders may remain in effect. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed below.

CHARGES AND DEDUCTIONS

     The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found on pages 40 - 46.

--------------------------------------------------------------------------------

                            DEDUCTIONS FROM PREMIUMS

-----------------------------------------------------------------------------------------------
     Sales Charge -- Varies based on number of      Premiums paid during first ten policy
     years the policy has been in effect. It is     years -- 4%
     a % of Premium paid.                           Premiums paid during policy years
                                                    11-20 -- 2%
                                                    Premiums paid after policy year 20 -- 0%
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 2.0%
                                                    Federal -- 1.25%

--------------------------------------------------------------------------------

              DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge -- Maximum    .75% of subaccount value (0.002055% daily)
     Annual Rate                                   Reduces after 10th policy year

--------------------------------------------------------------------------------

                           DEDUCTIONS FROM FUND VALUE

----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

                                                                                          EACH OF
                                                                                           1ST 12           EACH
                                                                                           POLICY          MONTH
                                                                 SPECIFIED AMOUNT          MONTHS        THEREAFTER
                                                                 ----------------         -------        ----------

     Administrative Charge -- monthly charge based on          Less than                   $31.50*         $6.50
     Specified Amount of policy.                               $250,000............        $28.50*         $3.50
                                                               $250,000-$499,999...        $25.00*          None
                                                               $500,000 or more....
                                                               ---------------
                                                               * Reduced by $5.00 for issue ages 0 through 17.
                                                                 Because issue ages are restricted on Policies
                                                                 offered to residents of, or issued for delivery
                                                                 in, the State of New Jersey, no reduction in
                                                                 Administrative Charge will occur.
-------------------------------------------------------------------------------------------------------------------


     Guaranteed Death Benefit Charge                       $0.01 per $1,000 of Specified Amount and
     Monthly Charge for Death Benefit Rider                certain Rider amounts. Please note that
                                                           the Rider requires that premiums on the
                                                           policy itself be paid in order to remain
                                                           in effect.
----------------------------------------------------------------------------------------------------

     Optional Insurance Benefits Charge                    As applicable.
     Monthly Deduction for any other Optional Insurance
     Benefits added by rider.
----------------------------------------------------------------------------------------------------

     Transaction and Other Charges                         The lesser of 2% of the amount
     -Partial Surrender Fee                                surrendered or $25.
     -Transfer of Fund Value                               Maximum of $25 on each transfer in a
     (at Company's Option)                                 policy year exceeding four.(1)

--------------------------------------------------------------------------------

(1) Currently no charge on any transfers.

--------------------------------------------------------------------------------


                                                                                            ADMINISTRATIVE
                 Administrative Fund Charge                            ISSUE AGE*           FUND CHARGE
                                                              ----------------------------      -----
     Over 14 years based on a schedule. Factors per           0-25........................      $2.50
     $1,000 of Specified Amount vary based on issue age.      26..........................       3.00
                                                              27..........................       3.50
                                                              28..........................       4.00
                                                              29..........................       4.50
                                                              30 or higher................       5.00

--------------------------------------------------------------------------------


     Sales Fund Charge                                        ISSUE AGE*                       PERCENTAGE
                                                              -------------------------------      --
     Percentage of premiums paid in the first 5 years,        0-17...........................      50%
     up to a maximum amount of premiums called the            18-65..........................      75
     target premium.                                          66.............................      70
                                                              67.............................      65
                                                              68.............................      60
                                                              69.............................      55
                                                              70 or higher...................      50
                                                              ---------------
                                                              * Issue Ages are restricted on Policies
                                                              offered to residents of, or issued for
                                                                delivery in, the State of New Jersey to
                                                                ages in excess of 17.
                                                                The Sales Fund Charge can increase as
                                                              premiums are paid during the five year
                                                              period. Starting on the fifth anniversary,
                                                              the charge decreases from its maximum by
                                                              10% per year until it reaches zero at the
                                                              end of the 14th year.

--------------------------------------------------------------------------------

     MONY Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below. Each portfolio also incurs expenses in its operations. Those expenses are also shown in the table below.

FEES AND EXPENSES OF THE FUNDS

     The Funds and each of their portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized below. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

     Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

                          ANNUAL EXPENSES FOR THE YEAR

                            ENDED DECEMBER 31, 2000



                                                                       DISTRIBUTION AND           NET
        FUND/PORTFOLIO            MANAGEMENT FEES   OTHER EXPENSES   SERVICE (12-B-1) FEE    TOTAL EXPENSES
        --------------            ---------------   --------------   --------------------    --------------
MONY SERIES FUND, INC.
Intermediate Term Bond
  Portfolio....................         0.50%            0.11%                N/A                 0.61%(1)
Long Term Bond Portfolio.......         0.50%            0.10%                N/A                 0.60%(1)
Government Securities
  Portfolio....................         0.50%            0.11%                N/A                 0.61%(1)
Money Market Portfolio.........         0.40%            0.07%                N/A                 0.47%(1)

                                                                       DISTRIBUTION AND           NET
        FUND/PORTFOLIO            MANAGEMENT FEES   OTHER EXPENSES   SERVICE (12-B-1) FEE    TOTAL EXPENSES
        --------------            ---------------   --------------   --------------------    --------------
ENTERPRISE ACCUMULATION TRUST
Equity Portfolio...............         0.78%            0.09%(2)             N/A                 0.87%
Small Company Value
  Portfolio....................         0.80%            0.09%                N/A                 0.89%
Managed Portfolio..............         0.73%            0.09%                N/A                 0.82%
International Growth
  Portfolio....................         0.85%            0.19%                N/A                 1.04%
High Yield Bond Portfolio......         0.60%            0.15%                N/A                 0.75%
Mid-Cap Growth Portfolio.......         0.75%            0.63%                N/A                 1.15%(2,5)
Emerging Countries Portfolio...         1.25%            1.42%                N/A                 1.80%(2,5)
Worldwide Growth Portfolio.....         1.00%            1.80%                N/A                 1.40%(2,5)
Small Company Growth
  Portfolio....................         1.00%            0.11%                N/A                 1.11%(2)
Equity Income Portfolio........         0.75%            0.13%                N/A                 0.88%(2)
Capital Appreciation
  Portfolio....................         0.75%            0.11%                N/A                 0.86%
Growth and Income Portfolio....         0.75%            0.10%                N/A                 0.85%
Growth Portfolio...............         0.75%            0.08%                N/A                 0.83%
Multi-Cap Growth Portfolio.....         1.00%            0.10%                N/A                 1.10%(2)
Balanced Portfolio.............         0.75%            0.20%                N/A                 0.95%(2)
DREYFUS STOCK INDEX FUND
-- INITIAL SHARE CLASS.........        0.245%          0.015%                 N/A                 0.26%
THE DREYFUS SOCIALLY
  RESPONSIBLE GROWTH FUND, INC.
  -- INITIAL SHARE CLASS.......         0.75%            0.03%                N/A                 0.78%
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND (VIP)
  -- SERVICE CLASS
Growth Portfolio...............         0.57%            0.09%               0.10%                0.76%(3,6)
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND II (VIP II)
  -- SERVICE CLASS
Contrafund(R)Portfolio.........         0.57%            0.09%               0.10%                0.76%(3,6)
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND III (VIP III)
  -- SERVICE CLASS
Growth Opportunities
  Portfolio....................         0.58%            0.11%               0.10%                0.79%(3,6)
JANUS ASPEN SERIES
-- INSTITUTIONAL SHARES
Balanced Portfolio.............         0.65%            0.01%                N/A                 0.66%(4)
Capital Appreciation
  Portfolio....................         0.65%            0.02%                N/A                 0.67%(4)
Worldwide Growth Portfolio.....         0.65%            0.04%                N/A                 0.69%(4)
Aggressive Growth..............         0.65%            0.01%                N/A                 0.66%(4)


---------------


    (1) MONY Life Insurance Company of America has contractually agreed to limit expenses on these Portfolios to the following amounts: Intermediate Term Bond -- 0.75%; Long Term Bond -- 0.75%; Government Securities -- 0.75%; and Money Market -- 0.50%. This contractual limitation is in effect until April 30, 2002.



    (2) Enterprise Capital Management, Inc., has contractually agreed to limit expenses on these Portfolios to the amount shown. This contractual limitation is in effect until May 1, 2002. Without the contractual limitation, the total expenses would have been as follows: Mid-Cap Growth -- 1.38%; Emerging Countries -- 2.67%; and Worldwide
        Growth -- 2.80%.



    (3) Expenses do not include reimbursements. With reimbursements, expenses would have been Growth -- 0.74%; Contrafund -- 0.74%; and Growth Opportunities -- 0.76%.



    (4) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in management fee.



    (5)Expenses are pro forma since shares of the portfolio have not been sold prior to May 1, 2001.



    (6)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

--------------------------------------------------------------------------------

                          FUND INVESTMENT ADVISER FEES
--------------------------------------------------------------------------------

                             MONY SERIES FUND, INC.

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   ----------------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST


   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   MID-CAP GROWTH PORTFOLIO                      Annual rate of 0.75% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   EQUITY PORTFOLIO                              Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   MANAGED PORTFOLIO                             Annual rate of 0.80% of the first $400
                                                 million, 0.75% of the next $400 million,
                                                 and 0.70% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets.
   --------------------------------------------------------------------------------------------
   EQUITY INCOME PORTFOLIO                       Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   GROWTH AND INCOME PORTFOLIO                   Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   GROWTH PORTFOLIO                              Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   CAPITAL APPRECIATION PORTFOLIO                Annual rate of 0.75% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   SMALL COMPANY GROWTH PORTFOLIO                Annual rate of 1.00% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   SMALL COMPANY VALUE PORTFOLIO                 Annual rate of 0.80% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   EMERGING COUNTRIES PORTFOLIO                  Annual rate of 1.00% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   INTERNATIONAL GROWTH PORTFOLIO                Annual rate of 0.85% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   WORLDWIDE GROWTH PORTFOLIO                    Annual rate of 1.00% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   HIGH YIELD BOND PORTFOLIO                     Annual rate of 0.60% of the portfolio's
                                                 aggregate average daily net assets.
   --------------------------------------------------------------------------------------------
   BALANCED PORTFOLIO                            Annual rate of 0.75% of the aggregate
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   MULTI-CAP GROWTH PORTFOLIO                    Annual rate of 1.00% of the aggregate
                                                 average daily net assets.
   ----------------------------------------------------------------------------------------



                                    DREYFUS



   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX FUND                      Annual rate of 0.25% of the fund's average
                                                 daily net assets.
   --------------------------------------------------------------------------------------------
   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Annual rate of 0.75% of the fund's average
   FUND, INC.                                    daily net assets.
   ----------------------------------------------------------------------------------------



                                    FIDELITY



   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS          The fee is calculated by adding a group
   FUND -- GROWTH PORTFOLIO                      fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   II -- CONTRAFUND(R) PORTFOLIO                 fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   III -- GROWTH OPPORTUNITIES PORTFOLIO         fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this fund is 0.30% of the
                                                 fund's average net assets.
   --------------------------------------------------------------------------------------------

                               JANUS ASPEN SERIES

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   AGGRESSIVE GROWTH PORTFOLIO                   Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   BALANCED PORTFOLIO                            Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   CAPITAL APPRECIATION PORTFOLIO                Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------
   WORLDWIDE GROWTH PORTFOLIO                    Annual rate of 0.65% of the portfolio's
                                                 average daily net assets.
   --------------------------------------------------------------------------------------------

THE DEATH BENEFIT

     The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

     Option I -- The death benefit equals the greater of:

          (a) The Specified Amount plus the increase in Fund Value since the last Monthly Anniversary Day, or

          (b) Fund Value on the date of death, plus the increase in Fund Value since the last Monthly Anniversary day, multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

     Option II -- The death benefit equals the greater of:

        (a) The Specified Amount of the policy, plus the Fund Value on the date of death, or

          (b) The Fund Value on the date of death, plus the Fund Value on the last Monthly Anniversary Date, multiplied by a death benefit percentage required by the federal tax law definition of life insurance.

          If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

The Fund Value used in these calculations is the Fund Value as of the date of the insured's death.

     You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 26.

     When you apply for insurance, you can purchase either of the Guaranteed Death Benefit Riders. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect until (a) the later of the insured's age 75, or ten years from the date of the policy, or (b) the Maturity Date regardless of the policy's Cash Value. See "Choice of Guaranteed Death Benefit Riders," page 24.

PREMIUM FEATURES

     You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

     When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

     The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal Income Tax Considerations," page 46.

     The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace Period and Lapse," page 37. If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY AMERICA VARIABLE ACCOUNT L

     MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L" on page 13.

ALLOCATION OPTIONS

     You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of the MONY Series Fund, the Enterprise Accumulation Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II or Janus Aspen Series (collectively the "Funds"). The subaccounts available to you and the investment objectives of each available subaccount are described in detail beginning on page 13.

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See Transfer of Fund Value," page 34.

POLICY LOANS

     You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy Loans," page 35.

     The amount of Outstanding Debt reduced by any Unearned Interest is subtracted from your death benefit. Your Outstanding Debt reduced by any Unearned Interest is repaid from the proceeds of a full surrender. See "Full Surrender," page 36. Outstanding Debt may also affect the continuation of the policy. See "Grace Period and Lapse," page 37. The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER

     You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See "Full Surrender," page 36.

PARTIAL SURRENDER

     You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject your request and return it to you. A partial surrender will decrease the Specified Amount. See "Partial Surrender," at page 36.

     Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the surrender charge may be assessed on a partial surrender.

PREFERRED PARTIAL SURRENDER

     You may request up to 10% of your Policy's Cash Value on that day, without a Surrender Charge on the Specified Amount of your policy being reduced. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See "Preferred Partial Surrender," page 37.

FREE LOOK PERIOD

     You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See "Right to Examine a Policy -- Free Look Period," page 23.

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) it has a Cash Value greater than zero;

          (2) you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

          (3) during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect. If you increase the Specified Amount during the first three policy years, you must continue paying the Minimum Monthly Premium for an additional three policy years from the date of the increase.

     If the policy is about to terminate (or Lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

     In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See " Choice of Guaranteed Death Benefits," page 24. If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace Period and Lapse", page 37.

     You must understand that after the first two policy years, the policy can lapse even if the scheduled premium payments are made unless you have made all the premium payments required by the Guaranteed Death Benefit Rider.

TAX TREATMENT OF INCREASES IN FUND VALUE

     The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal Income Tax Consideration," on page 46.

TAX TREATMENT OF DEATH BENEFIT

     Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal Income Tax Considerations," page 46.

RIDERS

     Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are nine riders available with this policy:

     - Guaranteed Death Benefit Rider

     - Spouse's Term Rider

     - Children's Term Insurance Rider

     - Accidental Death Benefit Rider

     - Purchase Option Rider

     - Waiver of Monthly Deductions Rider

CONTACTING THE COMPANY

     All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

UNDERSTANDING THE POLICY

     The following chart may help you to understand how the policy works.

[HOW THE POLICY WORKS FLOW CHART]

                     DETAILED INFORMATION ABOUT THE COMPANY
                      AND MONY AMERICA VARIABLE ACCOUNT L

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America issues the policy. In this prospectus MONY Life Insurance Company of America is called the "Company". The Company is a stock life insurance company organized in the State of Arizona. The Company is the corporate successor of VICO Credit Life Insurance Company incorporated in Arizona on March 6, 1969. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the Virgin Islands.

     The Company is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the Company, MONY America Variable Account L, or the Contract. The principal offices of both MONY and the Company are located at 1740 Broadway, New York, New York 10019.

     At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

     The Company intends to administer the policies itself.

     MONY Securities Corporation, a wholly-owned subsidiary of the Company, is the principal underwriter for the policies.

MONY AMERICA VARIABLE ACCOUNT L

     MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

     The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

     Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

     MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY America Variable Account L.

     MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

     The following table lists the subaccounts of MONY America Variable Account L that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MONY MONEY MARKET SUBACCOUNT                  Seeks to maximize current income
                                                 consistent with preservation of capital
   This subaccount purchases shares of the       and maintenance of liquidity by investing
   MONY Series Fund, Inc. Money Market           primarily in high quality, short-term
   Portfolio.                                    money market instruments.
   --------------------------------------------------------------------------------------------

   MONY GOVERNMENT SECURITIES SUBACCOUNT         Seeks to maximize income and capital
                                                 appreciation by investing in bonds, notes
   This subaccount purchases shares of the       and other obligations either issued or
   MONY Series Fund, Inc. Government             guaranteed by the U.S. Government, its
   Securities Portfolio.                         agencies or instrumentalities, together
                                                 having a weighted average maturity of
                                                 between 4 to 8 years.
   --------------------------------------------------------------------------------------------

   MONY INTERMEDIATE TERM BOND SUBACCOUNT        Seeks to maximize income and capital
                                                 appreciation over the intermediate term by
   This subaccount purchases shares of the       investing in highly rated fixed income
   MONY Series Fund, Inc. Intermediate Term      securities issued by a diverse mix of
   Bond Portfolio.                               corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities together having a
                                                 dollar-weighted average maturity of
                                                 between 4 and 8 years.
   --------------------------------------------------------------------------------------------

   MONY LONG TERM BOND SUBACCOUNT                Seeks to maximize income and capital
                                                 appreciation over the longer term by
   This subaccount purchases shares of the       investing in highly-rated fixed income
   MONY Series Fund, Inc. Long Term Bond         securities issued by a diverse mix of
   Portfolio.                                    corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities together having a
                                                 dollar-weighted average maturity of more
                                                 than 8 years.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE MID-CAP GROWTH SUBACCOUNT          Seeks long-term capital appreciation by
                                                 investing primarily in companies with
   This subaccount purchases shares of the       market capitalizations corresponding to
   Enterprise Accumulation Trust Mid-Cap         the middle 90% of the Russell Mid-Cap
   Growth Portfolio.                             Growth Index, as measured at the time of
                                                 purchase by the Portfolio. Normally at
                                                 least 75% of its total assets in common
                                                 stocks will be in U.S. mid-sized
                                                 companies.
   --------------------------------------------------------------------------------------------
   ENTERPRISE EQUITY INCOME SUBACCOUNT           Invests in a combination of growth and
                                                 income. Seeks to achieve an above average
   This subaccount purchases shares of the       and consistent total return, primarily
   Enterprise Accumulation Trust Equity          from investments in dividend paying U.S.
   Income Portfolio.                             common stocks.
   --------------------------------------------------------------------------------------------
   ENTERPRISE GROWTH AND INCOME SUBACCOUNT       Seeks total return through capital
                                                 appreciation with income as a secondary
   This subaccount purchases shares of the       consideration by investing in a broadly
   Enterprise Accumulation Trust Growth and      diversified group of U.S. common stocks of
   Income Portfolio.                             large capitalization companies.
   --------------------------------------------------------------------------------------------
   ENTERPRISE GROWTH SUBACCOUNT                  Seeks capital appreciation, primarily from
                                                 investments in U.S. common stocks of large
   This subaccount purchases shares of the       capitalization companies. Pursues goal by
   Enterprise Accumulation Trust Growth          investing in companies with long-term
   Portfolio.                                    earnings potential, but which are
                                                 currently selling at a discount to their
                                                 estimated long-term value.
   --------------------------------------------------------------------------------------------
   ENTERPRISE EQUITY SUBACCOUNT                  Seeks long-term capital appreciation by
                                                 investing primarily in U.S. common stock
   This subaccount purchases shares of the       of companies that meet the portfolio
   Enterprise Accumulation Trust Equity          manager's criteria of high return on
   Portfolio.                                    investment capital, strong positions
                                                 within their industries, sound financial
                                                 fundamentals and management committed to
                                                 shareholder interests.
   --------------------------------------------------------------------------------------------
   ENTERPRISE CAPITAL APPRECIATION SUBACCOUNT    Seeks maximum capital appreciation,
                                                 primarily through investment in common
   This subaccount purchases shares of the       stocks of U.S. companies that demonstrate
   Enterprise Accumulation Trust Capital         accelerating earnings momentum and
   Appreciation Portfolio.                       consistently strong financial
                                                 characteristics.
   --------------------------------------------------------------------------------------------
   ENTERPRISE MANAGED SUBACCOUNT                 Seeks growth of capital over time by
                                                 investing in a portfolio consisting of
   This subaccount purchases shares of the       common stocks, bonds and cash equivalents,
   Enterprise Accumulation Trust Managed         the percentages of which vary over time
   Portfolio.                                    based on the investment manager's
                                                 assessment of economic and market trends
                                                 and its perception of the relative
                                                 investment values available from such
                                                 types of securities at any given time.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE SMALL COMPANY GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in common stocks of small
   This subaccount purchases shares of the       capitalization companies believed by the
   Enterprise Accumulation Trust Small           portfolio manager to have an outlook for
   Company Growth Portfolio.                     strong earnings growth and potential for
                                                 significant capital appreciation.
   --------------------------------------------------------------------------------------------
   ENTERPRISE SMALL COMPANY VALUE SUBACCOUNT     Seeks maximum capital appreciation by
                                                 investing primarily in common stocks of
   This subaccount purchases shares of the       small capitalization companies that the
   Enterprise Accumulation Trust Small           portfolio manager believes are
   Company Value Portfolio.                      undervalued -- that is the stock's market
                                                 price does not fully reflect the company's
                                                 value.
   --------------------------------------------------------------------------------------------

   ENTERPRISE EMERGING COUNTRIES SUBACCOUNT      Seeks long-term capital appreciation by
                                                 normally investing at least 65% of its
   This subaccount purchases shares of the       assets in equity securities of foreign
   Enterprise Emerging Countries Portfolio.      companies located in at least three
                                                 countries with emerging securities markets
                                                 (as defined by the International Finance
                                                 Corporation).
   --------------------------------------------------------------------------------------------

   ENTERPRISE INTERNATIONAL GROWTH SUBACCOUNT    Seeks capital appreciation by investing
                                                 primarily in a diversified portfolio of
   This subaccount purchases shares of the       non-United States equity securities that
   Enterprise Accumulation Trust                 the portfolio manager believes are
   International Growth Portfolio.               undervalued.
   --------------------------------------------------------------------------------------------

   ENTERPRISE WORLDWIDE GROWTH SUBACCOUNT        Seeks long-term capital appreciation by
                                                 investing primarily in equity securities
   This subaccount purchases shares of the       of foreign and domestic companies, and
   Enterprise Worldwide Growth Portfolio.        normally it will invest at least 65% of
                                                 its total assets in securities of
                                                 companies that are located in at least
                                                 three different countries with emerging
                                                 securities markets.
   --------------------------------------------------------------------------------------------

   ENTERPRISE HIGH YIELD BOND SUBACCOUNT         Seeks maximum current income by primarily
                                                 investing in high yield, income producing
   This subaccount purchases shares of the       U.S. corporate bonds rated B3 or better by
   Enterprise Accumulation Trust High Yield      Moody's Investors Service, Inc., or B- or
   Bond Portfolio.                               better by Standard & Poor's Corporation.
                                                 These lower rated bonds are commonly
                                                 referred to as "Junk Bonds." Bonds of this
                                                 type are considered to be speculative with
                                                 regard to the payment of interest and
                                                 return of principal. Investment in these
                                                 types of securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating premium payments to this
                                                 subaccount.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ENTERPRISE BALANCED SUBACCOUNT                Seeks long-term total return. Generally,
                                                 between 55% and 75% of its total assets
   This subaccount purchases shares of the       will be invested in equity securities, and
   Enterprise Accumulation Trust Balanced        between 45% and 25% in fixed income
   Portfolio.                                    securities to provide a stable flow of
                                                 income. Allocation will vary based on the
                                                 manager's assessment of the return
                                                 potential of each asset class.
   --------------------------------------------------------------------------------------------

   ENTERPRISE MULTI-CAP GROWTH SUBACCOUNT        Seeks long-term capital appreciation by
                                                 primarily investing in growth stocks.
   This subaccount purchases shares of the       Companies will tend to fall into one of
   Enterprise Accumulation Trust Multi-Cap       two categories: companies that offer goods
   Growth Portfolio.                             or services to a rapidly expanding
                                                 marketplace or companies experiencing a
                                                 major change that is expected to produce
                                                 advantageous results.
   --------------------------------------------------------------------------------------------

   DREYFUS STOCK INDEX SUBACCOUNT                Seeks to match the total return of the
                                                 Standard & Poor's 500 Composite Stock
   This subaccount purchases shares of the       Price Index. To pursue this goal, the fund
   Dreyfus Stock Index Fund.                     generally invests in all 500 stocks in the
                                                 S&P 500 in proportion to their weighting
                                                 in the index.
   --------------------------------------------------------------------------------------------

   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Seeks to provide capital growth, with
   SUBACCOUNT                                    current income as a secondary goal. To
                                                 pursue these goals, the fund invests
   This subaccount purchases shares of The       primarily in common stock of companies
   Dreyfus Socially Responsible Growth Fund,     that, in the opinion of its management,
   Inc.                                          meet traditional investment standards and
                                                 conduct their business in a manner that
                                                 contributes to the enhancement of the
                                                 quality of life in America.
   --------------------------------------------------------------------------------------------

   FIDELITY VIP GROWTH SUBACCOUNT                Seeks to achieve capital appreciation by
                                                 investing its assets primarily in common
   This subaccount purchases shares of           stocks that it believes have above-average
   Fidelity Variable Insurance Products Fund     growth potential. Tends to be companies
   (VIP) --                                      with higher than average price/earnings
   Growth Portfolio.                             ratios, and with new products,
                                                 technologies, distribution channels or
                                                 other opportunities, or with a strong
                                                 industry or market position. May invest in
                                                 securities of foreign issuers in addition
                                                 to those of domestic issuers.
   --------------------------------------------------------------------------------------------

   FIDELITY VIP II CONTRAFUND(R) SUBACCOUNT      Seeks long-term capital appreciation by
                                                 investing mainly in equity securities of
   This subaccount purchases shares of           companies whose value it believes is not
   Fidelity Variable Insurance Products Fund     fully recognized by the public. Typically,
   II (VIP II) -- Contrafund(R) Portfolio.       includes companies in turnaround
                                                 situations, companies experiencing
                                                 transitory difficulties, and undervalued
                                                 companies. May invest in securities of
                                                 foreign issuers in addition to those of
                                                 domestic issuers.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   FIDELITY VIP III GROWTH OPPORTUNITIES         Seeks to provide capital growth by
   SUBACCOUNT                                    investing primarily in common stocks. May
                                                 also invest in other types of securities,
   This subaccount purchases shares of           including bonds, which may be
   Fidelity Variable Insurance Products Fund     lower-quality debt securities. May invest
   III (VIP III) -- Growth Opportunities         in securities of foreign issuers in
   Portfolio.                                    addition to those of domestic issuers.
   --------------------------------------------------------------------------------------------

   JANUS ASPEN SERIES AGGRESSIVE GROWTH          Seeks long-term growth of capital by
   SUBACCOUNT                                    investing primarily in common stocks
                                                 selected for their growth potential.
   This subaccount purchases shares of Janus     Normally, it invests at least 50% of its
   Aspen Series -- Aggressive Growth             equity assets in medium-sized companies
   Portfolio.                                    with market capitalizations falling within
                                                 the range of companies in the S&P MidCap
                                                 400 Index.
   --------------------------------------------------------------------------------------------

   JANUS ASPEN SERIES BALANCED SUBACCOUNT        Seeks long-term capital growth, consistent
                                                 with preservation of capital and balanced
   This subaccount purchases shares of Janus     by current income. Normally invests 40-60%
   Aspen Series -- Balanced Portfolio.           of its assets in securities selected
                                                 primarily for their growth potential, and
                                                 40-60% in securities selected primarily
                                                 for their income potential and at least
                                                 25% of its assets in fixed-income
                                                 securities.
   --------------------------------------------------------------------------------------------

   JANUS ASPEN SERIES CAPITAL APPRECIATION       Seeks long-term growth of capital. It
   SUBACCOUNT                                    pursues its objective by investing
                                                 primarily in common stocks selected for
   This subaccount purchases shares of Janus     their growth potential. The portfolio may
   Aspen Series -- Capital Appreciation          invest in companies of any size, from
   Portfolio.                                    larger, well-established companies to
                                                 smaller, emerging growth companies.
   --------------------------------------------------------------------------------------------

   JANUS ASPEN SERIES WORLDWIDE GROWTH           Seeks long-term growth of capital in a
   SUBACCOUNT                                    manner consistent with the preservation of
                                                 capital. It pursues this objective by
   This subaccount purchases shares of Janus     investing primarily in common stocks of
   Aspen Series -- Worldwide Growth              companies of any size throughout the
   Portfolio.                                    world. Normally invests in issuers from at
                                                 least five different countries, including
                                                 the United States but may at times invest
                                                 in fewer than five countries or even in a
                                                 single country.
   --------------------------------------------------------------------------------------------

                                   THE FUNDS


     Each available subaccount of MONY America Variable Account L will invest only in the shares of the designated portfolio of the Funds. The Funds (except for the Janus Aspen Series Aggressive Growth and Capital Appreciation portfolios) are diversified, open-end management investment companies. The Janus Aspen Series Aggressive Growth and Capital Appreciation portfolios are non-diversified, open-end management investment companies. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Funds.


MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of the MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. The

Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company, as investment adviser, currently pays the compensation of the Fund's directors, officers and employees who are affiliated in some way with the Company. The MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as investment adviser, the Company has entered into a Services Agreement with MONY to provide personnel, equipment, facilities and other services. As the investment adviser to the MONY Series Fund, Inc., the Company receives a daily investment adviser fee for each portfolio (See chart below). Fees are deducted daily and paid to the Company monthly.

   --------------------------------------------------------------------------------------------
                   PORTFOLIO                               INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets
   --------------------------------------------------------------------------------------------
   LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets
   --------------------------------------------------------------------------------------------
   INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% in excess of $800 million of the
                                                 portfolio's aggregate average daily net
                                                 assets
   --------------------------------------------------------------------------------------------
   MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                 million, 0.35% of the next $400 million,
                                                 and 0.30% of assets in excess of $800
                                                 million of the portfolio's aggregate
                                                 average daily net assets.
   ----------------------------------------------------------------------------------------

ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has a number of portfolios; the shares of some of these portfolios can be purchased by subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information on the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this Prospectus Portfolio. Enterprise Accumulation Trust pays an investment adviser fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio purchased by subaccounts available to you are shown in the chart below.


----------------------------------------------------------------------------------------------
  PORTFOLIO AND INVESTMENT
        SUB-ADVISER              INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  MID-CAP GROWTH PORTFOLIO    Annual rate of 0.75% of the     Annual rate of 0.4375% of
                              portfolio's average daily       the first $50 million;
  Nicholas-Applegate Capital  net assets.                     0.375% of the next $450
  Management                                                  million; 0.3375% of the next
                                                              $500 million; and 0.325% in
                                                              excess of $1 billion of the
                                                              portfolio's average daily
                                                              net assets.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  PORTFOLIO AND INVESTMENT
        SUB-ADVISER              INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO            Annual rate of 0.80% of the     Annual rate of 0.40% up to
                              first $400 million, 0.75% of    $1 billion, and 0.30% in
  TCW Investment Management   the next $400 million and       excess of $1 billion of the
  Company is the              0.70% in excess of $800         portfolio's average daily
  sub-investment adviser.     million of the portfolio's      net assets.
                              average daily net assets.
----------------------------------------------------------------------------------------------
  MANAGED PORTFOLIO           Annual rate of 0.80% of the     Wellington Management
                              first $400 million, 0.75% of    Company's fee for the assets
  Wellington Management       the next $400 million and       of the portfolio it manages
  Company, LLP and Sanford    0.70% in excess of $800         is an annual rate of 0.40%
  C. Bernstein & Co. are the  million of the portfolio's      up to $500 million, 0.35% of
  co-sub-investment           average daily net assets.       the next $500 million, 0.30%
  advisers.                                                   of the next $1 billion, and
                                                              0.25% in excess of $2
                                                              billion of the portfolio's
                                                              average daily net assets.
                                                              Sanford C. Bernstein & Co.,
                                                              Inc.'s fee for the assets of
                                                              the portfolio it manages is
                                                              an annual rate of 0.40% up
                                                              to $10 million, 0.30% from
                                                              $10 million to $50 million,
                                                              0.20% from $50 million to
                                                              $100 million, and 0.10% in
                                                              excess of $100 million of
                                                              the portfolio's average
                                                              daily net assets.
----------------------------------------------------------------------------------------------
  EQUITY INCOME PORTFOLIO     Annual rate of 0.75% of the     Annual rate of 0.30% of the
                              portfolio's average daily       first $100 million, 0.25% of
  1740 Advisers, Inc. is the  net assets.                     the next $100 million, and
  sub-investment adviser.                                     0.20% in excess of $200
                                                              million of the portfolio's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------
  GROWTH AND INCOME           Annual rate of 0.75% of the     Annual rate of 0.30% of the
  PORTFOLIO                   portfolio's average daily       first $100 million, 0.25% of
                              net assets.                     the next $100 million, and
  Retirement Systems                                          0.20% in excess of $200
  Investors, Inc. is the                                      million of the portfolio's
  sub-investment adviser.                                     average daily net assets.
----------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO            Annual rate of 0.75% of the     Annual rate of 0.30% of the
                              portfolio's average daily       first $1 billion and 0.20%
  Montag & Caldwell, Inc. is  net assets.                     in excess of $1 billion of
  the sub-investment                                          the portfolio's average
  adviser.                                                    daily net assets.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  PORTFOLIO AND INVESTMENT
        SUB-ADVISER              INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION        Annual rate of 0.75% of the     Annual rate of 0.45% of the
  PORTFOLIO                   portfolio's average daily       portfolio's average daily
                              net assets.                     net assets.
  Marsico Capital
  Management, LLC is the
  sub-investment adviser.
----------------------------------------------------------------------------------------------

  SMALL COMPANY GROWTH        Annual rate of 1.00% of the     Annual rate of 0.65% of the
  PORTFOLIO                   portfolio's average daily       first $50 million, 0.55% of
                              net assets.                     the next $50 million and
  William D. Witter, Inc. is                                  0.45% in excess of $100
  the sub-investment                                          million of the portfolio's
  adviser.                                                    average daily net assets.
----------------------------------------------------------------------------------------------

  SMALL COMPANY VALUE         Annual rate of 0.80% of the     Annual rate of 0.40% of the
  PORTFOLIO                   first $400 million, 0.75% of    first $1 billion and 0.30%
                              the next $400 million and       in excess of $1 billion of
  Gabelli Asset Management    0.70% in excess of $800         the portfolio's average
  Company is the sub-         million of the portfolio's      daily net assets.
  investment adviser.         average daily net assets.
----------------------------------------------------------------------------------------------

  EMERGING COUNTRIES          Annual rate of 1.25% of the     Annual rate of 0.6875% on
  PORTFOLIO                   portfolio's average daily       the first $50 million; and
                              net assets.                     0.6250% in excess of $50
  Nicholas-Applegate Capital                                  million of the portfolio's
  Management                                                  average net assets.
----------------------------------------------------------------------------------------------

  INTERNATIONAL GROWTH        Annual rate of 0.85% of the     Annual rate of 0.40% of the
  PORTFOLIO                   portfolio's average daily       first $100 million, 0.35% of
                              net assets.                     $100 million to $200
  Vontobel USA Inc. is the                                    million, 0.30% of $200
  sub-investment adviser.                                     million to $500 million and
                                                              0.25% in excess of $500
                                                              million of the portfolio's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------

  WORLDWIDE GROWTH PORTFOLIO  Annual rate of 1.00% of the     Annual rate of 0.5375% of
                              portfolio's average daily       the first $50 million; 0.50%
  Nicholas-Applegate Capital  net assets.                     of the next $450 million;
  Management                                                  0.45% of the next $500
                                                              million; and 0.425% in
                                                              excess of $1 billion of the
                                                              portfolio's average daily
                                                              net assets.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
  PORTFOLIO AND INVESTMENT
        SUB-ADVISER              INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  HIGH YIELD BOND PORTFOLIO   Annual rate of 0.60% of the     Annual rate of 0.30% of the
                              portfolio's average daily       first $100 million and 0.25%
  Caywood-Scholl Capital      net assets.                     in excess of $100 million of
  Management is the sub-                                      the portfolio's average
  investment adviser.                                         daily net assets.
----------------------------------------------------------------------------------------------
  BALANCED PORTFOLIO          Annual rate of 0.75% of the     Annual rate of 0.30% up to
                              average daily net assets.       $100 million, 0.25% of $100
  Montag & Caldwell, Inc. is                                  million to $200 million and
  the sub-investment                                          0.20% in excess of $200
  adviser.                                                    million of the portfolio's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------
  MULTI-CAP GROWTH PORTFOLIO  Annual rate of 1.00% of the     Annual rate of 0.40% of the
                              average daily net assets.       average daily net assets.
  Fred Alger Management Inc.
  is the sub-investment
  adviser.
----------------------------------------------------------------------------------------------

DREYFUS STOCK INDEX FUND
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     The Dreyfus Corporation is the investment adviser of the Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. As described below, The Dreyfus Corporation contracts with sub-investment advisers to assist in managing the portfolios as noted below. Fees are deducted on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the table below.

----------------------------------------------------------------------------------------------
       PORTFOLIO AND
   SUB-INVESTMENT ADVISER        INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
----------------------------------------------------------------------------------------------
  DREYFUS STOCK INDEX FUND    Annual rate of 0.245% of the    The Dreyfus Corporation pays
                              fund's average daily net        the sub-investment adviser
  Mellon Equity Associates    assets.                         an annual rate of 0.095% of
  is the sub-investment                                       the value of the fund's
  adviser.                                                    average daily net assets.
----------------------------------------------------------------------------------------------
  THE DREYFUS SOCIALLY        Annual rate of 0.75% of the     The Dreyfus Corporation pays
  RESPONSIBLE GROWTH FUND,    fund's average daily net        the sub-investment adviser
  INC.                        assets.                         an annual rate of 0.10% of
                                                              the first $32 million, 0.15%
  NCM Capital Management                                      in excess of $32 million up
  Group, Inc. is the sub-                                     to $150 million, 0.20% in
  investment adviser.                                         excess of $150 million up to
                                                              $300 million, 0.25% in
                                                              excess of $300 million of
                                                              the value of the fund's
                                                              average daily net assets.
----------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- GROWTH PORTFOLIO


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- CONTRAFUND(R) PORTFOLIO


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III -- GROWTH OPPORTUNITIES PORTFOLIO


     Fidelity Management & Research ("FMR") is each fund's investment manager. As the manager, FMR is responsible for choosing investments for the funds and handling the funds' business affairs. Affiliates assist FMR with foreign investments. The daily investment adviser fee for each portfolio is shown in the table below.

   --------------------------------------------------------------------------------------------
     PORTFOLIO AND SUB-INVESTMENT ADVISERS                 INVESTMENT ADVISER FEE
   --------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS          The fee is calculated by adding a group
   FUND -- GROWTH PORTFOLIO                      fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
                                                 result by the Fund's average net assets
                                                 throughout the month. The group fee rate
                                                 is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this Fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this Fund is 0.30% of the
                                                 Fund's average net assets.
   --------------------------------------------------------------------------------------------

   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   II -- CONTRAFUND(R) PORTFOLIO                 fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
   Fidelity Management & Research (U.K.) Inc.    result by the Fund's average net assets
   and Fidelity Management & Research Far        throughout the month. The group fee rate
   East Inc. are the sub-investment advisers.    is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this Fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this Fund is 0.30% of the
                                                 Fund's average net assets.
   --------------------------------------------------------------------------------------------

   FIDELITY VARIABLE INSURANCE PRODUCTS FUND     The fee is calculated by adding a group
   III -- GROWTH OPPORTUNITIES PORTFOLIO         fee rate to an individual fee rate,
                                                 dividing by twelve, and multiplying the
   Fidelity Management & Research (U.K.) Inc.    result by the Fund's average net assets
   and Fidelity Management & Research Far        throughout the month. The group fee rate
   East Inc. are the sub-investment advisers.    is based on the average net assets of all
                                                 the mutual funds advised by FMR. This
                                                 group rate cannot rise above 0.52% for
                                                 this Fund, and it drops as total assets
                                                 under management increase. The individual
                                                 fee rate for this Fund is 0.30% of the
                                                 Fund's average net assets.
   --------------------------------------------------------------------------------------------

JANUS ASPEN SERIES

     Janus Aspen Series has several portfolios. The shares of four of the portfolios can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment adviser fee for each portfolio is shown in the table below.

--------------------------------------------------------------------------------------
                 PORTFOLIO                               INVESTMENT ADVISER FEE
--------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- AGGRESSIVE GROWTH      Annual rate of 0.65% of the portfolio's
  PORTFOLIO                                    average daily net assets.
--------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- BALANCED PORTFOLIO     Annual rate of 0.65% of the portfolio's
                                               average daily net assets.
--------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- CAPITAL                Annual rate of 0.65% of the portfolio's
  APPRECIATION PORTFOLIO                       average daily net assets.
--------------------------------------------------------------------------------------
  JANUS ASPEN SERIES -- WORLDWIDE GROWTH       Annual rate of 0.65% of the portfolio's
  PORTFOLIO                                    average daily net assets.
--------------------------------------------------------------------------------------

     The investment objectives of each portfolio (except for the Janus portfolios) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of

     (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

     (2) more than 50% of the outstanding portfolio shares.

The investment objectives of the Janus portfolios are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

     The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

     Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. A summary of the investment objective of each of the subaccounts available to you is found in the table beginning on page 13. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING

                     DETAILED INFORMATION ABOUT THE POLICY

     The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY

     The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation ("MSC"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. Policies offered to residents of, or issued for delivery in, the State of Maryland may only be issued on the life of an Insured for Ages up to and including Age 70 with evidence of insurability satisfactory to the Company. Policies offered to residents of, or issued for delivery in, the State of New Jersey may only be issued on the lives of Insureds between the Ages of 18 and 70, depending upon the health and smoking status of the Insured applicants. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

     The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

     Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

  Temporary Insurance Coverage

     If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See "Premium Flexibility," page 23.

     Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

     - the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - no later than 90 days from the date the Temporary Insurance Agreement is signed;

     - the 45th day after the form is signed if you have not finished the last required medical exam;

     - 5 days after the Company sends notice to you that it declines to issue any policy; and

     - the date you tell the Company that the policy will be refused.

     For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

     - the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - the date you tell the Company that the policy will be refused; and

     - the day written notice of the declination and refund of premium is provided to the applicant.

     If the insured dies during the period of temporary coverage, the death benefit will be:

          (1) the insurance coverage applied for (including any optional riders) up to $500,000, less

          (2) the deductions from premium and the monthly deduction due prior to the date of death.

     Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

          (1) the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

          (2) the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

     Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.

  Initial Premium Payment

     Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to Examine a Policy -- Right to Return Policy Period," below.)

  Policy Date

     The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

  Risk Classification

     Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

     The Right to Return Policy Period runs for 10 days (or longer in certain states) after you receive the policy. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

PREMIUMS

     The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

  Premium Flexibility

     The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

     1) the policy's Specified Amount,

     2) any riders added to the policy, and

     3) the insured's

          a) Age,

          b) smoking status,

          c) gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 42), and

          d) underwriting class.

     The Minimum Monthly Premium will be shown in the policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

     The policy is guaranteed not to lapse during the first three policy years if on each monthly anniversary the conditions previously described in "Summary of the Policy" on page 7 are met. See also "Grace Period and Lapse," page 37.

  Scheduled Premium Payments (Planned Premium Payments)

     When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policyowners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

     You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by the MonyMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

     Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace Period and Lapse" in the Summary and on page 37.)

CHOICE OF GUARANTEED DEATH BENEFIT RIDERS

     Generally, your policy remains in effect so long as your policy has Cash Value. Charges that maintain your policy are deducted monthly from Fund Value. The Cash Value of your policy is affected by,

          (1) the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

          (2) the interest earned in the Guaranteed Interest Account, and

          (3) the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions.

     This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your policy is sufficient to pay these charges. See "Grace Period and Lapse," page 37.

     When you apply for a policy, you will be able to choose one of two Guaranteed Death Benefit Riders. Either Rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. See "Choice of Guaranteed Death Benefit Riders," page 24. The Guaranteed Death Benefit Riders are not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas.

  Modified Endowment Contracts

     The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 48.

  Unscheduled Premium Payments

     Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death Benefits Under the Policy," page 26 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 46. However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

     Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to the Fund Value. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

  Premium Payments Affect the Continuation of the Policy

     If you skip or stop paying premiums, the policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace Period and Lapse" page 37.

     Your policy is guaranteed to remain in effect as long as: if:

          (a) the Cash Value less any Outstanding Debt is greater than zero; or

          (b) you have purchased one of the Guaranteed Death Benefit Riders and you have met all the requirements of the rider chosen; or

          (c) during the first two policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first two policy years the Minimum Monthly Premium requirements are satisfied during the two policy years following the effective date of the increase.

ALLOCATION OF NET PREMIUMS


     Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.


     You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 1740 Broadway, New York, New York, 10019. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Syracuse Operations Center at 1 MONY Plaza, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone Transfer Privileges," page 57. Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective within seven days from receipt of notification.

     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 10% limit on allocation percentages does not apply.

DEATH BENEFITS UNDER THE POLICY

     When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

     As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

          (1) The policy's death benefit, plus

          (2) Any insurance proceeds provided by rider, less

          (3) Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges).

     You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

     Option I -- The death benefit equals the greater of:

          (a) The Specified Amount, plus the increase in Fund Value since last monthly anniversary day or

          (b) Fund Value on date of death plus FV since last monthly anniversary day multiplied by a death benefit percentage.

          The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax
     Considerations -- Definition of Life Insurance," page 46. The death benefit percentage is 150% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

     Option II -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Fund Value as of date of death or

          (b) The Fund Value on date of death plus Fund Value on the last monthly anniversary day multiplied by a death benefit percentage.

          The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

  Examples of Options I and II

     The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                                                             POLICY 1    POLICY 2    POLICY 3
                                                             --------    --------    --------
Specified Amount...........................................  $100,000    $100,000    $100,000
Fund Value on Date of Death................................  $ 35,000    $ 60,000    $ 85,000
Death Benefit Percentage...................................       150%        150%        150%
Death Benefit under Option 1...............................  $100,000    $150,000    $212,500
Death Benefit under Option 2...............................  $135,000    $160,000    $212,500

Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 x 250% = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 x 250% = $150,000 for Policy 2; $85,000 x 150% = $212,500 for Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 x 150% = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 x 150% = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 x 150% = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

  Changes in Death Benefit Option

     You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's administrative office. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

     If you change from Option I to Option II your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

     A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Cost of Insurance," page 38. If the policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.

CHANGES IN SPECIFIED AMOUNT

     You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81. For policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured's age 66. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

     To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request.

  Increases

     An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

     When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions," page 40. In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

     If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

     You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.

  Decreases

     Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

          (1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

          (2) To the next most recent increases successively, and last

          (3) To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

     If the reduction decreases the Specified Amount during the fund charge period, the fund charge on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the fund charge will be deducted from the Fund Value. See Fund Charge, page 43. Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

     The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

          (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

          (2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 46.

  Guaranteed Death Benefit Rider

     When you apply for your policy you may choose to apply for one of two Guaranteed Death Benefit Riders. These riders provide under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

     The two riders vary primarily by the length of the period during which the policy is guaranteed to remain in effect. The two periods are:

     - to the Insured's Age 75 but not less than 10 years from the Policy Date;
       or

     - to the Maturity Date of your policy.

     In order to remain in effect, both Guaranteed Death Benefit Riders require that you have paid a certain amount of premiums during the time that the Rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will automatically end. In addition, this rider will automatically end at the later of the insured's age 75 or ten years from the policy date ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end at the conclusion of the Guarantee Period, and it will end if on any monthly anniversary date you have not paid the amount of premiums the rider requires you to pay. See "Guaranteed Death Benefit Charge," page 43.

     On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

     The first calculation shows the net premiums you have paid. We:

          (1) total the actual premiums you have paid for the policy, and

          (2) subtract the amount of:

             (a) partial surrenders (and associated fees), and

             (b) outstanding debt

     The second calculation shows the amount of premiums the rider required you to pay. We

          (1) take the Monthly Guarantee Premium specified by the rider and

          (2) multiply it by the number of complete months since the policy date.

     If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the Rider, will end. Once ended, the Rider can not be reinstated.

     The grace period for this Rider is explained in the section called "Grace Period and Lapse -- If Guaranteed Death Benefit Is in Effect" on page 39.

     The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

     It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)

OTHER OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and Deductions," page 40. You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. See "Federal Income Tax
Considerations -- Modified Endowment Contracts," page 48. An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

     From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

  Spouse's Term Rider

     This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later.

  Children's Term Insurance Rider

     This rider provides term insurance coverage on the lives of the children of the insured under age 18. The coverage continues to the policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company.

  Accidental Death Benefit Rider

     This rider pays the benefit amount selected if the insured dies as a result of an accident. The accident must occur after the insured's age 5 and prior to insured's age 70. A benefit equal to twice the rider amount is payable if:

          (1) accidental death occurs as the result of riding as a passenger, and

          (2) the accidental death occurred while riding in a public conveyance, and

          (3) the public conveyance was being operated commercially to transport passengers for hire.

     The maximum amount of coverage is the initial specified amount but not more than the greater of:

          (1) $100,000 total coverage of all such insurance in the Company or its affiliates, or

          (2) $200,000 of all such coverages regardless of insurance companies issuing such coverages.

  Purchase Option Rider

     This Rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

     - Marriage of the insured.

     - Birth of a child of the insured.

     - Legal adoption of a child by insured.

     A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

  Waiver of Monthly Deduction Rider

     This rider provides for the waiver of certain charges while the insured has a covered disability and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider.

BENEFITS AT MATURITY

     The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender Value of the policy. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments," page 56. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

POLICY VALUES

  Fund Value

     The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

     On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value," page 32. No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the subaccounts.

  Cash Value

     The Cash Value of the policy equals the Fund Value less any Outstanding Debt reduced by any unearned loan interest. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.

DETERMINATION OF FUND VALUE

     Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

     - Payment of premiums.

     - Amount held in the Loan Account to secure any Outstanding Debt.

     - Partial surrenders.

     - Preferred Partial Surrenders.

     - The charges assessed in connection with the policy.

     - Investment experience of the subaccounts.

     - Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

     The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

     - The investment income.

     - Realized and unrealized capital gains and losses.

     - Expenses of a portfolio including the investment adviser fees.

     - Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY America Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating Unit Values for Each Subaccount," on page 33.) On any day, the amount in a subaccount of MONY America Variable

Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

     Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

     - Make partial surrenders.

     - Make Preferred Partial Surrenders.

     - Make full surrenders.

     - Transfer amounts from a subaccount (including transfers to the Loan Account).

     - Pay the death benefit when the insured dies.

     - Pay monthly deductions from the policy's Fund Value.

     - Pay policy transaction charges.

     - Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

     Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 Eastern Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Company calculates the unit value of a subaccount on any Valuation Date as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily Deductions From the Variable Account -- Mortality and Expense Risk Charge," page 41. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

     The unit value of each subaccount on its first Valuation Date was set at $10.00.

                             DETERMINING FUND VALUE

[DETERMINING FUND VALUE FLOW CHART]

TRANSFER OF FUND VALUE

     You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone Transfer Privileges," page 60. Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace Period and Lapse," page 37. No charges are currently imposed upon these transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.

     After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account," page 53.

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account," page 53. No charge is imposed on the transfer when you exercise the exchange privilege.

POLICY LOANS

     You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

     When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

     The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

     The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be .5% higher than otherwise applicable. This increase is not guaranteed.

     Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

     Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

     Outstanding Debt may affect the length of time the policy remains in effect. After the third policy anniversary (or, in some instances, the third anniversary following an increase), your policy will lapse when (1) Cash Value is insufficient to cover the monthly deduction against the policy's Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less
(1) any partial surrenders and their fees, and (2) Outstanding Debt do not exceed the premiums required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace Period and Lapse," page 37.

     A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 46.

FULL SURRENDER

     You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any fund charge, and (2) any Outstanding Debt reduced by any unearned loan interest.

     You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or
(2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan Settlement Provisions," page 53. For information on the tax effects of surrender of a policy, see "Federal Income Tax Consideration," page 46.

PARTIAL SURRENDER

     With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the business day that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year.

     A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Surrender Value must be at least $500 after the partial surrender.

     You may make a partial surrender by submitting a proper written request to the Company's home office. As of the effective date of any partial surrender, your Fund Value, Cash Value, and Surrender

Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

     When a partial surrender is made on a policy on which the owner has selected death benefit Option I, the Specified Amount under the policy is decreased by the lesser of (1) the amount of the partial surrender or (2) if the death benefit prior to the Partial Surrender is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the partial surrender. A partial surrender will not change the Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See "Death Benefits under the Policy," page 26.

     A fee for each Partial Surrender will be assessed. See "Charges and Deductions -- Transaction and Other Charges", page 45. In addition, a portion of the Fund Charge may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and Deductions -- Fund Charge," page 43.

     For information on the tax treatment of partial surrenders, see "Federal Income Tax Considerations," page 46.

PREFERRED PARTIAL SURRENDER

     A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

     Your policy will remain in effect as long as:

          (1) it has a Cash Value greater than zero,

          (2) you have purchased one of the Guaranteed Death Benefit Riders, and you have met all the requirements of that rider, and

          (3) you make any required additional premium payments during a 61-day Grace Period.

  Special Rule for First Two Policy Years

     During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

     - Your policy's Cash Value is greater than zero, or

     - The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to

        - The Minimum Monthly Premium times the number of months your policy has been in effect

     Your policy may be at risk of lapse depending on whether or not a Guaranteed Death Benefit Rider is in effect if:

        - The insufficiency occurs at any other time, or

        - The Minimum Monthly Premium test has not been met during the first two policy years (as described above).

     See the explanation below.

  If Guaranteed Death Benefit Rider Is Not in Effect

     To avoid lapse if (1) the Cash Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

     We will reject any payment if is means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

     If the Cash Value of your policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the policy is less than zero, you must pay:

          (1) The Minimum Monthly Premium not paid, plus

          (2) Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next Scheduled Premium due date.

After the second policy anniversary, the payment required is:

          (1) The monthly deduction not paid, plus

          (2) Two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and Deductions -- Deductions from Premiums," page 41). The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

          (1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

          (2) Any unpaid monthly deductions and any Outstanding Debt.

  If Guaranteed Death Benefit Rider Is in Effect

     The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

          (1) Either of the Guaranteed Death Benefit Riders is in effect, and

          (2) The test for continuation of the guarantee period has been met.

See "Choice of Guaranteed Death Benefit Riders," page 24.

     While the Guaranteed Death Benefit Rider chosen is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider chosen is ended, the normal test for lapse will resume.

  Reinstatement

     We will reinstate a lapsed policy at any time:

          (1) Before the maturity date, and

          (2) Within five years after the monthly anniversary day which precedes the start of the grace period.

     To reinstate a lapsed policy we must also receive:

          (1) A written application from you

          (2) Evidence of insurability satisfactory to us

          (3) Payment of all monthly deductions that were due and unpaid during the grace period

          (4) Payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date

          (5) Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to policy loans on the date of reinstatement

     When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

          (1) The Fund charge will be equal to the Fund charge that would have existed had your policy been in effect since the original policy date.

          (2) The Fund Value will be reduced by the decrease, if any, in the Fund charge during the period that the policy was not in effect.

          (3) Any Outstanding Debt on the date of lapse will also be reinstated.

          (4) No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

                             CHARGES AND DEDUCTIONS

     The following chart is intended to provide an overview of the current charges and deductions under the policy. Please see the discussion of each item in this prospectus and in the policy for further details.
--------------------------------------------------------------------------------

                            DEDUCTIONS FROM PREMIUMS

-----------------------------------------------------------------------------------------------
     Sales Charge -- It is a % of Premium paid      4% during first 10 policy years
                                                    2% in policy years 11-20
                                                    0% after policy year 20
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 2%
                                                    Federal -- 1.25%
-----------------------------------------------------------------------------------------------

              DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
--------------------------------------------------------------------------------

     Mortality & Expense Risk Charge -- Maximum    .75% of subaccount value (0.002055% daily)
     Annual Rate                                   Reduces after 10th policy year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           DEDUCTIONS FROM FUND VALUE


----------------------------------------------------------------------------------------------
     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------

     Administrative Charge -- monthly              See discussion of Administrative Charge for
                                                   schedule.
----------------------------------------------------------------------------------------------

     Guaranteed Death Benefit Charge Monthly       $0.01 per $1,000 of Specified Amount and
     Charge for Death Benefit Rider                certain Rider amounts. Please note that the
                                                   Rider requires that premiums on the policy
                                                   itself be paid in order to remain in
                                                   effect.
----------------------------------------------------------------------------------------------
     Optional Insurance Benefits Charge Monthly    As applicable.
     Deduction for any other Optional Insurance
     Benefits added by rider
----------------------------------------------------------------------------------------------

     Transaction and Other Charges
     - Partial Surrender Fee                       - The lesser of 2% of the amount
                                                   surrendered or $25.

     - Transfer of Fund Value (at Company's        - Maximum of $25 on transfers which exceed
     Option)                                       4 in any policy year.(1)
----------------------------------------------------------------------------------------------

     Administrative Fund Charge Grades from 80%    See discussion of Fund Charge for grading
     to 0 over 15 years based on a schedule.       schedule.
     Factors per $1,000 of Specified Amount vary
     based on issue age, gender, and
     underwriting class
----------------------------------------------------------------------------------------------

     Sales Fund Charge Percentage of premium       See discussion of Fund Charge for
     paid in first five years up to a maximum      percentage schedule.
     amount of premiums called the target
     premium.
----------------------------------------------------------------------------------------------

(1) Currently no charge for any transfers.

     The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS

     Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge --              This charge is equal to a percent of premiums paid
                             as follows:

                             Policy years 1-10: 4%

                             Policy years 11-20: 2%

                             Policy years after 20: 0%

     You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

     The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge --                State and local premium tax -- currently 2%

                             Federal tax for deferred acquisition costs of the Company -- currently 1.25%

     All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

     The 1.25% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to this tax.

     We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

     A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk
  Charge --                  Maximum of .002055% of the amount in the
                             subaccount, which is equivalent to an annual rate of .75% of subaccount value.

                             The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to .04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

     This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

     This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

DEDUCTIONS FROM FUND VALUE

     A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance --         This charge compensates us for the anticipated cost
                             of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund
                             Value at that time.

     The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount.

Administrative Charge

     An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy's Specified Amount.

                                                                FIRST 12        EACH POLICY
                                                              POLICY MONTHS   MONTH THEREAFTER
                                                              -------------   ----------------
Specified Amount:
  Less than $250,000........................................     $31.50*           $6.50
  $250,000 to $499,000......................................      28.50*            3.50
  $500,000 or more..........................................      25.00*            None

------------------------
* Reduced by $5.00 for issue ages 0 through 17. Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

     For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

Guaranteed Death Benefit
  Charge --                  If you elect the Guaranteed Death Benefit Rider,
                             you will be charged $0.01 per $1,000 of policy
                             Specified Amount and certain Rider amounts per month during the term of the Guaranteed Death
                             Benefit Rider. This charge is guaranteed never to exceed this amount.

Optional Insurance Benefits
  Charge --                  A monthly deduction for any other optional
                             insurance benefits added to the policy by rider.

FUND CHARGE

     There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charge, a contingent deferred load. It is a contingent load because it is assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charge against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

  Administrative Fund Charge

     The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

                                                              ADMINISTRATIVE
                         ISSUE AGE*                            FUND CHARGE
                         ----------                           --------------
0-25........................................................      $2.50
26..........................................................       3.00
27..........................................................       3.50
28..........................................................       4.00
29..........................................................       4.50
30 or higher................................................       5.00

---------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

     For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

     The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

  Sales Fund Charge

     To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the premiums paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

                                                              PERCENTAGE OF
                            AGE*                              PREMIUMS PAID
                            ----                              -------------
0-17........................................................       50%
18-65.......................................................       75
66..........................................................       70
67..........................................................       65
68..........................................................       60
69..........................................................       55
70 or higher................................................       50

---------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.

     During the first two Policy years, the Sales Fund Charge will be further limited.

     As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

     The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

  Effect of Changes in Specified Amount on the Fund Charge

     The Fund Charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The fund charge related to the increase will be calculated in the same manner as the fund charge for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new fund charge for the policy will equal the remaining portion of the fund charge for the original Specified Amount, plus the fund charge related to the increase.

     A portion of the fund charge will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or (3) a partial surrender. The fund charge, as well as the transaction charge assessed for the Partial Surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account on the same basis that the partial surrender is allocated. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charge which applies to the policy will be reduced proportionately for the amount of the fund charge which was assessed against the Fund Value.

     Effect of Changes in Specified Amount on the Fund Charge --

     The fund charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The fund charge related to the increase will be computed in the same manner as the fund charge for the original Specified Amount. It will reduce over the 15-year period following the increase. The new fund charge for the policy will equal:

     (1) The remaining part of the fund charge for the original Specified Amount, plus

     (2) The fund charge related to the increase.

     A portion of the Fund Charge will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from:

     - a requested decrease,

     - a change of death benefit option from Option I to Option II, or

     - a partial surrender.

     The Fund Charge, as well as any applicable transaction charge assessed for the partial surrender, will be deducted from the subaccounts and the Guaranteed Interest Account. The deduction will be made on the same basis that the partial surrender is allocated. If any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charge which applies to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

TRANSACTION AND OTHER CHARGES

     - Partial Surrender Fee -- The lesser of 2% of the partial surrender amount or $25.

     - Transfer of Fund Value -- Maximum of $25 on each transfer in a policy year exceeding four; currently $0.

     The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. For policies issued for delivery to residents of the Commonwealth of Massachusetts, we guarantee that no transfer charge will be imposed on transfers made within one year from the date the policy is issued.

     We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 50.

     We will bear the direct operating expenses of MONY America Variable Account
L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

FEES AND EXPENSES OF THE FUNDS

     The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized at pages 16-20. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

GUARANTEE OF CERTAIN CHARGES

     We guarantee that the following charges will not increase:

          (1) Mortality and expense risk charge.

          (2) Administrative charge.

          (3) Sales charge.

          (4) Guaranteed cost of insurance rates.

          (5) Fund charge.

          (6) Partial surrender fee.

     Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

        (1) Future expectations with respect to investment earnings,

        (2) Mortality,

        (3) Length of time policies will remain in effect,

        (4) Expenses, and

        (5) Taxes.

     In no event will they exceed the guaranteed rates defined in the policy.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

  Definition of Life Insurance

     Under section 7702 of the Internal Revenue Code (the "Code"), a policy will be treated as a life insurance policy for federal tax purposes if one of two alternate tests are met. These tests are:

          (1) "Cash Value Accumulation Test"

          (2) "Guideline Premium/Cash Value Corridor Test"

     Your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:

          (1) A maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium," and

          (2) A minimum ongoing "corridor" of death benefit in relation to the Fund Value of the policy, known as the "death benefit percentage."

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors.

     We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101 (a) (1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

  Tax Treatment of Policies

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example:  "Seven-pay premium = $1,000
          Maximum premium to avoid "modified endowment" treatment = First year -- $1,000
          Through first two years -- $2,000
          Through first three years -- $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy's first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

  Conventional Life Insurance Policies

     If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus the cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

     We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the policy will constitute income to the owner until the policy matures, unless the policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. If, for example, an individual who uses the proceeds of a loan for business or investment purposes, may be able to deduct all or part of the interest expense. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations.

     For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

     - The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

     - The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

     Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts

     Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

          (1) The policies are purchased from any one insurance company (including the Company), and

          (2) The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

          (1) When the taxpayer is at least 59 1/2 years old;

          (2) Which is attributable to the taxpayer becoming disabled; or

          (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see "Conventional Life Insurance Policies," page 47.)

  Reasonableness Requirement for Charges

     The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy's qualification as life insurance for federal income tax purposes.

  Pension and Profit Sharing Plans

     Policies purchased by a fund, which is part of a pension or profit sharing plan (under Sections 401(a) or 403 of the Code), will be treated differently from that described above. For participants in these plans, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit." The current cost of insurance must be included annually in the plan participant's gross income. This cost (referred to as the "P.S. 58" cost) is reported to the participant annually. The excess of the death benefit over the policy Fund Value will not be subject to federal income tax if:

          (1) The plan participant dies while covered by the plan, and

          (2) The policy proceeds are paid to the participant's beneficiary.

     However, the policy Fund Value will generally be taxable to the extent it exceeds the sum of (1) $5,000 plus (2) the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant has borrowed from his or her policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan.

  Other Employee Benefit Programs

     Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner's legal advisor should be consulted to address these issues.

  Diversification Requirements

     To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

          (1) No more than 55% of the value of the portfolio's assets can be represented by any one investment,

          (2) No more than 70% can be represented by any two investments,

          (3) No more than 80% can be represented by any three investments, and

          (4) No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

     Currently, for federal income tax purposes, the portfolio shares underlying the subaccounts available under the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

  Other

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the jurisdiction and the circumstances of each owner or beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                          THE TAX STATUS OF ANY POLICY

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

          (1) The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

          (2) There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

          (3) There is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

VOTING OF FUND SHARES

     Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

          (1) The Investment Company Act of 1940 or any regulations thereunder is amended, or

          (2) The present interpretation of the Act should change, and

          (3) As a result we determine that it is permitted to vote the shares of the Funds in our right.

     The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

     If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each policy owner setting forth:

          (1) A summary of the transactions which occurred since the last statement, and

          (2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

          (1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

          (2) In the judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

     Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

     The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

          (1) Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

          (2) Be deregistered under that Act if such registration is no longer required, or

          (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

     We may advertise the performance of the MONY America Variable Account L subaccounts. We will also report performance to policy owners and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information may show the change in a policy owner's Fund Value in one or more subaccounts, or as a change in a policy owner's death benefit. Performance information may be expressed as a change in a policy owner's Fund Value over time or in terms of the average annual compounded rate of return on the policy owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular subaccount of MONY America Variable Account L over certain periods of time that will include one, five and ten years, or from the commencement of operation of the subaccount of MONY America Variable Account L if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account deduction of the surrender charge.

     Performance information for MONY America Variable Account L may be compared in advertisements, sales literature, and reports to policy owners to:

          (1) Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

          (2) The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any subaccount of MONY America Variable Account L reflects only the performance of a hypothetical policy whose Fund Value is allocated to MONY America Variable Account L during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY America Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

                        THE GUARANTEED INTEREST ACCOUNT

     You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be .5% higher. Neither increase is guaranteed.

     The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

     No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. The Company reserves the right to increase or decrease this limit in the future. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to Exchange Policy. See "Right to Exchange Policy", page 35.

DEATH BENEFIT

     The death benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a death benefit percentage. Under Option II, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a death benefit percentage. See "Death Benefits under the Policy," page 26.

POLICY CHARGES

     Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

     - Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to Exchange the Policy. See "Right to Exchange the Policy", page 35.

     - Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

          - one in any policy year,

          - the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

          - the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the valuation date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

     Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account or Subaccounts after a transfer.

SURRENDERS AND POLICY LOANS

     You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full Surrender," page 36 and "Partial Surrender", page 36. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                             MORE ABOUT THE POLICY

OWNERSHIP

     The policy owner is the individual named as such in the application or in any later change shown in the Company's records. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

  Joint Owners

     If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the policy owner or the policy owner's estate is the beneficiary.

     The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds.

  The Policy

     This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

     If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

     Within seven days after the Company receives all the information needed for processing a payment, the Company will:

          (1) Pay death benefit proceeds,

          (2) Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

          (3) Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.

     However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

     - The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE

     If the insured dies by suicide, (1) while sane or insane, (2) within two years from the policy date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT

     You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations", page 46.)

ERRORS ON THE APPLICATION

     If the age or gender of the insured has been misstated, the death benefit under this policy will be the greater of:

          (1) What would be purchased by the most recent cost of insurance charge at the correct age and gender, or

          (2) The death benefit derived by multiplying the Fund Value by the death benefit percentage for the correct age and gender.

If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Cost of Insurance," page 42.

INCONTESTABILITY

     The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

          (1) The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from the policy date; and

          (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATIONS

     Upon request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY

     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, is principal underwriter (distributor) of the policies. MSC is a New York corporation organized on September 26, 1969. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the policies (as described in the preceding paragraph), compensation payable for the sale of the policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most 50 percent of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.0 percent of any additional premiums plus, on the sixth and each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.10 percent of the Fund Value of the policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.0 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

     Commissions may be required to be repaid to the Company if Sales Charges are refunded upon exercise of the exchange privileges during the first 24 months after the Policy Date or within 24 months following an increase in Specified Amount.

     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                             MORE ABOUT THE COMPANY

MANAGEMENT

     The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company of America is 1740 Broadway, New York, New York 10019.

     Current Officers and Directors of MONY America are:

NAME                                                        POSITION AND OFFICES WITH DEPOSITOR
----                                                        -----------------------------------
Michael I. Roth.......................................    Director, Chairman and Chief Executive
                                                          Officer
Samuel J. Foti........................................    Director, President and Chief Operating
                                                          Officer
Kenneth M. Levine.....................................    Director and Executive Vice President
Richard E. Connors....................................    Director
Richard Daddario......................................    Director, Vice President and Controller
Phillip A. Eisenberg..................................    Director, Vice President and Actuary
Margaret G. Gale......................................    Director and Vice President
Stephen J. Hall.......................................    Director
Charles P. Leone......................................    Director, Vice President and Chief
                                                          Compliance Officer
Sam Chiodo............................................    Vice President
William D. Goodwin....................................    Vice President
Evelyn L. Peos........................................    Vice President

NAME                                                        POSITION AND OFFICES WITH DEPOSITOR
----                                                        -----------------------------------
Michael Slipowitz.....................................    Vice President
David S. Waldman......................................    Secretary
David V. Weigel.......................................    Treasurer

     No officer or director listed above receives any compensation from MONY America Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

     Set forth below is a description of the business positions during at least the past five years for the directors and the executive officers of the Company.

     Michael I. Roth is Director, Chairman of the Board and Chief Executive Officer of the Company. He is Chairman of the Board (since July 1993) and Chief Executive Officer (since January 1993) of MONY and has been a Director since May 1991. Mr. Roth is also a director of the following subsidiaries of MONY: 1740 Advisers, Inc. (since December 1992), MONY Benefits Management Corp. (since March 1999). Mr. Roth has been with MONY for 11 years. Mr. Roth serves on the board of directors of the American Council of Life Insurance, The Life Insurance Council of New York, Enterprise Foundation (a charitable foundation which develops housing not affiliated with the Enterprise Group of Funds), Metropolitan Development Association of Syracuse and Central New York, Enterprise Group of Funds, Inc., Enterprise Accumulation Trust, Pitney Bowes, Inc., Lincoln Center for the Performing Arts Leadership Committee, Life Office Management Association, New York City Partnership and Chamber of Commerce, and Committee for Economic Development. He is also Chairman of the Board of Insurance Marketplace Standards Association.

     Samuel J. Foti is Director, President and Chief Operating Officer of the Company. He is President and Chief Operating Officer (since February 1994) of MONY and has been a Director since January 1993. Mr. Foti is also a director of the following subsidiaries of MONY: MONY Brokerage, Inc. (since January 1990), MONY International Holdings, Inc. (since October 1994), MONY Benefits Management Corp. (since March 1999), MONY Life Insurance Company of the Americas, Ltd., (since December 1994) and MONY Bank & Trust Company of the Americas, Ltd. (since December 1994). Mr. Foti has been with MONY for 11 years. Mr. Foti serves on the board of directors of Enterprise Group of Funds, Inc., Enterprise Accumulation Trust and The American College of which he is Chairman.

     Richard Daddario is Director, Vice President and Controller of the Company. He is Executive Vice President and Chief Financial Officer (since April 1994) of MONY. Mr. Daddario is also a director of the following subsidiaries of MONY:
MONY International Holdings, Inc. (since 1998), MONY Brokerage, Inc. (since June
1997) and MONY Life Insurance Company of the Americas, Ltd. (since December
1997). He also serves as MONY's Chief Financial Officer (from January 1991 to present). Mr. Daddario has been with MONY for 10 years.

     Kenneth M. Levine is Director and Executive Vice President of the Company. He is Executive Vice President (since February 1990) and Chief Investment Officer (since January 1991) of MONY and has been a Trustee since May 1994. Mr. Levine is also a director of the following subsidiaries of MONY: 1740 Advisers, Inc. (since December 1989), MONY Benefits Management Corp. (since October 1991), MONY Realty Partners, Inc. (since October 1991) and 1740 Ventures, Inc. (since October 1991). He is also Chairman of the Board and President of MONY Series Fund, Inc. (since December 1991). Mr. Levine has been with MONY for 27 years.

     Sam Chiodo is Vice President of the Company. He is Vice
President -- Corporate & Strategic Marketing of MONY (since 1993). Mr. Chiodo has been with MONY for 27 years.

     Richard E. Connors is Director of the Company. He is Senior Vice President of MONY (since February 1994). Mr. Connors is also a director of the following subsidiary of MONY: MONY Brokerage, Inc. (since May 1994). Mr. Connors has been with MONY for 11 years.

     Phillip A. Eisenberg is Director, Vice President and Actuary of the Company. He is Senior Vice President and Chief Actuary of MONY (since April
1993). Mr. Eisenberg is a director of the following subsidiary of MONY: MONY Benefits Management Corp. Mr. Eisenberg has been with MONY for 35 years.

     Margaret G. Gale is Director and Vice President of the Company. She is Vice President of MONY (since February 1991). Ms. Gale has been with MONY for 21 years.

     William D. Goodwin is Vice President of the Company. He is Senior Vice President of MONY (since November 1998). He has also served as Senior Managing Director (from 1989 to 1998). Mr. Goodwin has been with MONY for 25 years.

     Stephen J. Hall is Director of the Company. He is Senior Vice President of MONY (since February 1994). Mr. Hall is also a director of the following subsidiary of MONY: MONY Brokerage, Inc. (since October 1991). Mr. Hall has been with MONY for 26 years.

     Charles P. Leone is Director, Vice President and Chief Compliance Officer of the Company. He is Vice President and Chief Corporate Compliance Officer of MONY (since 1996). He has also served as Vice President of MONY (from 1987 to
1996). Mr. Leone is a director of the following subsidiary of MONY: MONY Securities Corporation (since May 1999). Mr. Leone has been with MONY for 35 years.

     Steven G. Orluck is Vice President of the Company. He is Senior Vice President, Complementary Distribution of MONY (since March 2000) and has also served as Vice President (from July 1998 to March 2000). Prior to 1998, Mr. Orluck had been a Vice President of Metropolitan Life Insurance Company where he worked for 24 years.

     Evelyn L. Peos is Vice President of the Company. She is Vice President of MONY. Ms. Peos has been with MONY for 22 years.

     Michael Slipowitz is Vice President of the Company. He is Vice President of MONY. Mr. Slipowitz has been with MONY for 19 years.

     David S. Waldman is Secretary of the Company. He is Assistant Vice President and Senior Counsel -- Operations (since 1992). Mr. Waldman has been with MONY for 17 years.

     David V. Weigel is Treasurer of the Company. He is Vice
President -- Treasurer of MONY (since 1994). Mr. Weigel has been with MONY for 26 years.

STATE REGULATION

     The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if an authorization for telephone transfer form has been completed, signed, and received at the Company's Syracuse Operations Center. The Company may record all or part of any telephone conversation with respect to transfer and allocation instructions. Telephone instructions received by the Company by 4:00 p.m. Eastern time on any valuation date will be effected as of the end of that valuation date in accordance with your instructions, subject to the limitations stated in this prospectus (presuming that the Right to Return Policy Period has expired). The Company reserves the right to deny any telephone transfer or allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests. Telephone transfer and allocation instructions will only be accepted if complete and correct.

     The Company has adopted guidelines (which it believes to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and you will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which MONY America Variable Account L is a party, or which would materially affect MONY America Variable Account L.

LEGAL MATTERS

     Legal matters have been passed on by the then Vice President and Deputy General Counsel of The Mutual Life Insurance Company of New York (now MONY Life Insurance Company) in connection with:

     (1) The issue and sale of the policies described in this prospectus,

     (2) The organization of the Company,

     (3) The Company's authority to issue the policies under Arizona law, and

     (4) The validity of the forms of the policies under Arizona law.

     Edward P. Bank, then Vice President -- Deputy General Counsel of The Mutual Life Insurance Company of New York (now MONY Life Insurance Company) has passed upon legal matters relating to the federal income tax laws.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS


     The audited financial statements for MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

FINANCIAL STATEMENTS


     The audited financial statements for MONY America Variable Account L and the Company are set forth herein.



     The financial statements of MONY America Variable Account L and the Company have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
With respect to MONY America Variable Account L:
  Report of Independent Accountants.........................   F-2
  Statement of assets and liabilities as of December 31,
     2000...................................................   F-3
  Statement of operations for the period ended December 31,
     2000...................................................   F-7
  Statement of changes in net assets for the periods ended
     December 31, 2000 and 1999.............................  F-12
  Notes to financial statements.............................  F-19
  Report of Independent Accountants.........................  F-22
  Statement of assets and liabilities as of December 31,
     1999...................................................  F-23
  Statement of operations for the period ended December 31,
     1999...................................................  F-25
  Statement of changes in net assets for the periods ended
     December 31, 1999 and 1998.............................  F-27
  Notes to financial statements.............................  F-30
  Report of Independent Accountants.........................  F-32
  Statement of assets and liabilities as of December 31,
     1998...................................................  F-33
  Statement of operations for the period ended December 31,
     1998...................................................  F-35
  Statement of changes in net assets for the periods ended
     December 31, 1998 and 1997.............................  F-37
  Notes to financial statements.............................  F-40
With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants.........................  F-43
  Balance sheets as of December 31, 2000 and 1999...........  F-44
  Statements of income and comprehensive income for the
     years ended December 31, 2000, 1999 and 1998...........  F-45
  Statements of changes in shareholder's equity for the
     years ended December 31, 2000, 1999 and 1998...........  F-46
  Statements of cash flows for the years ended December 31,
     2000, 1999 and 1998....................................  F-47
  Notes to financial statements.............................  F-49

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account L -- Strategist and MONYEquity Master

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Strategist's and MONYEquity Master's Subaccounts of MONY America Variable Account L at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 12, 2001

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                                      STRATEGIST
                                    ------------------------------------------------------------------------------
                                                                MONY SERIES FUND, INC.
                                    ------------------------------------------------------------------------------
                                      EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                      GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                    ----------   ----------   ------------   ----------   -----------   ----------
              ASSETS
Shares held in respective Funds...      33,579      34,369        12,525         4,225        71,736       60,488
                                    ==========   =========      ========      ========    ==========     ========
Investments at cost...............  $1,105,089   $ 754,824      $133,425      $ 53,176    $1,335,695     $ 60,488
                                    ==========   =========      ========      ========    ==========     ========
Investments in respective Funds,
  at net asset value..............  $1,179,281   $ 714,196      $137,402      $ 56,072    $1,285,502     $ 60,488
Amount due from MONY America......           0           0             0             0            46            0
Amount due from respective
  Funds...........................          15           8            15             1           125            4
                                    ----------   ---------      --------      --------    ----------     --------
          Total assets............   1,179,296     714,204       137,417        56,073     1,285,673       60,492
                                    ----------   ---------      --------      --------    ----------     --------
           LIABILITIES
Amount due to MONY America........         284         168            46            14           422           18
Amount due to respective Funds....           0           0             0             0            46            0
                                    ----------   ---------      --------      --------    ----------     --------
          Total liabilities.......         284         168            46            14           468           18
                                    ----------   ---------      --------      --------    ----------     --------
Net assets........................  $1,179,012   $ 714,036      $137,371      $ 56,059    $1,285,205     $ 60,474
                                    ==========   =========      ========      ========    ==========     ========
Net assets consist of:
  Contractholders' net payments...  $   98,558   $(205,849)     $(48,285)     $(72,022)   $ (309,028)    $(25,901)
  Undistributed net investment
     income.......................     659,739     686,030       184,950       110,569     1,182,032       86,375
  Accumulated net realized gain
     (loss) on investments........     346,523     274,483        (3,271)       14,616       462,394            0
  Net unrealized appreciation
     (depreciation) of
     investments..................      74,192     (40,628)        3,977         2,896       (50,193)           0
                                    ----------   ---------      --------      --------    ----------     --------
Net assets........................  $1,179,012   $ 714,036      $137,371      $ 56,059    $1,285,205     $ 60,474
                                    ==========   =========      ========      ========    ==========     ========
Number of units outstanding*......      13,765       9,808         5,102         1,583        22,078        2,923
                                    ----------   ---------      --------      --------    ----------     --------
Net asset value per unit
  outstanding*....................  $    85.66   $   72.80      $  26.92      $  35.41    $    58.21     $  20.69
                                    ==========   =========      ========      ========    ==========     ========

---------------
* Units outstanding have been rounded for presentation purposes

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2000

                                                                    MONYEQUITY MASTER
                                                   ---------------------------------------------------
                                                                 MONY SERIES FUND, INC.
                                                   ---------------------------------------------------
                                                   INTERMEDIATE   LONG TERM    GOVERNMENT     MONEY
                                                    TERM BOND        BOND      SECURITIES     MARKET
                                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                   ------------   ----------   ----------   ----------
                     ASSETS
Shares held in respective Funds..................      71,620        135,767      87,910     2,840,224
                                                     ========     ==========    ========    ==========
Investments at cost..............................    $781,475     $1,709,131    $957,942    $2,840,224
                                                     ========     ==========    ========    ==========
Investments in respective Funds, at net asset
  value..........................................    $785,674     $1,801,628    $992,501    $2,840,224
Amount due from MONY America.....................          58            216         371        47,691
Amount due from respective Funds.................         885            365         147           382
                                                     --------     ----------    --------    ----------
          Total assets...........................     786,617      1,802,209     993,019     2,888,297
                                                     --------     ----------    --------    ----------
                   LIABILITIES
Amount due to MONY America.......................       1,110            886         433         1,193
Amount due to respective Funds...................          58            216         371        47,691
                                                     --------     ----------    --------    ----------
          Total liabilities......................       1,168          1,102         804        48,884
                                                     --------     ----------    --------    ----------
Net assets.......................................    $785,449     $1,801,107    $992,215    $2,839,413
                                                     ========     ==========    ========    ==========
Net assets consist of:
  Contractholders' net payments..................    $704,434     $1,476,687    $845,550    $2,086,113
  Undistributed net investment income (loss).....      89,254        273,654      91,614       753,300
  Accumulated net realized gain (loss) on
     investments.................................     (12,438)       (41,731)     20,492             0
  Net unrealized appreciation (depreciation) of
     investments.................................       4,199         92,497      34,559             0
                                                     --------     ----------    --------    ----------
Net assets.......................................    $785,449     $1,801,107    $992,215    $2,839,413
                                                     ========     ==========    ========    ==========
Number of units outstanding*.....................      57,926        115,225      73,181       218,192
                                                     --------     ----------    --------    ----------
Net asset value per unit outstanding*............    $  13.56     $    15.63    $  13.56    $    13.01
                                                     ========     ==========    ========    ==========

---------------
* Units outstanding have been rounded for presentation purposes

                       See notes to financial statements.

                                                    MONYEQUITY MASTER
    -----------------------------------------------------------------------------------------------------------------
                                              ENTERPRISE ACCUMULATION TRUST
    -----------------------------------------------------------------------------------------------------------------
                   SMALL COMPANY                  INTERNATIONAL   HIGH YIELD                GROWTH AND     CAPITAL
       EQUITY          VALUE         MANAGED         GROWTH          BOND        GROWTH       INCOME     APPRECIATION
     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
    ------------   -------------   ------------   -------------   ----------   ----------   ----------   ------------
       1,560,093      1,136,478       4,256,451      1,834,136       878,372      485,616      328,164       233,943
    ============    ===========    ============    ===========    ==========   ==========   ==========    ==========
    $ 57,234,803    $32,545,097    $135,787,938    $13,627,693    $4,460,742   $2,978,094   $2,085,737    $1,834,857
    ============    ===========    ============    ===========    ==========   ==========   ==========    ==========
    $ 43,557,800    $29,764,371    $102,963,543    $12,728,906    $3,935,108   $2,908,837   $2,034,614    $1,658,653
          17,913          7,694          33,940          4,071         1,611            0            0             0
          30,971         28,365          70,903          2,333           515            0            0             0
    ------------    -----------    ------------    -----------    ----------   ----------   ----------    ----------
      43,606,684     29,800,430     103,068,386     12,735,310     3,937,234    2,908,837    2,034,614     1,658,653
    ------------    -----------    ------------    -----------    ----------   ----------   ----------    ----------
          43,397         36,680          99,959          5,914         1,648          808          574           462
          17,913          7,694          33,940          4,071         1,611            0            0             0
    ------------    -----------    ------------    -----------    ----------   ----------   ----------    ----------
          61,310         44,374         133,899          9,985         3,259          808          574           462
    ------------    -----------    ------------    -----------    ----------   ----------   ----------    ----------
    $ 43,545,374    $29,756,056    $102,934,487    $12,725,325    $3,933,975   $2,908,029   $2,034,040    $1,658,191
    ============    ===========    ============    ===========    ==========   ==========   ==========    ==========
    $ 36,120,699    $21,655,728    $ 77,257,996    $10,648,817    $3,637,494   $2,978,550   $2,086,109    $1,770,268
      16,978,363      8,547,001      61,619,519      1,840,767     1,111,207       13,223       (2,358)       64,753
       4,123,315      2,334,053      (3,118,633)     1,134,528      (289,092)     (14,487)       1,412          (626)

     (13,677,003)    (2,780,726)    (32,824,395)      (898,787)     (525,634)     (69,257)     (51,123)     (176,204)
    ------------    -----------    ------------    -----------    ----------   ----------   ----------    ----------
    $ 43,545,374    $29,756,056    $102,934,487    $12,725,325    $3,933,975   $2,908,029   $2,034,040    $1,658,191
    ============    ===========    ============    ===========    ==========   ==========   ==========    ==========
       1,841,869      1,198,930       4,328,542        685,895       273,467      306,296      206,162       179,274
    ------------    -----------    ------------    -----------    ----------   ----------   ----------    ----------
    $      23.64    $     24.82    $      23.78    $     18.55    $    14.39   $     9.49   $     9.87    $     9.25
    ============    ===========    ============    ===========    ==========   ==========   ==========    ==========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 2000

                                                                     MONY EQUITY MASTER
                                           -----------------------------------------------------------------------
                                                        {FIDELITY VARIABLE INSURANCE
                                                               PRODUCTS FUNDS               JANUS ASPEN SERIES
                                            DREYFUS     -----------------------------   --------------------------
                                             STOCK          VIP            VIP II         CAPITAL       WORLDWIDE
                                             INDEX         GROWTH        CONTRAFUND     APPRECIATION     GROWTH
                                           SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                           ----------   ------------   --------------   ------------   -----------
                 ASSETS
Shares held in respective Funds..........      91,368        57,203          77,306         137,806       109,339
                                           ==========    ==========      ==========      ==========    ==========
Investments at cost......................  $3,477,794    $2,862,690      $1,920,106      $4,311,315    $4,921,236
                                           ==========    ==========      ==========      ==========    ==========
Investments in respective Funds, at net
  asset value............................  $3,106,503    $2,488,321      $1,829,835      $3,691,821    $4,043,364
                                           ----------    ----------      ----------      ----------    ----------
          Total assets...................   3,106,503     2,488,321       1,829,835       3,691,821     4,043,364
                                           ----------    ----------      ----------      ----------    ----------
               LIABILITIES
Amount due to MONY America...............         882           707             513           1,057         1,160
                                           ----------    ----------      ----------      ----------    ----------
          Total liabilities..............         882           707             513           1,057         1,160
                                           ----------    ----------      ----------      ----------    ----------
Net assets...............................  $3,105,621    $2,487,614      $1,829,322      $3,690,764    $4,042,204
                                           ==========    ==========      ==========      ==========    ==========
Net assets consist of:
  Contractholders' net payments..........  $3,426,107    $2,863,029      $1,926,515      $4,294,980    $4,757,128
  Undistributed net investment income
     (loss)..............................      54,021        (8,164)         (6,231)         25,724       198,001
  Accumulated net realized gain (loss) on
     investments.........................      (3,216)        7,118            (691)        (10,446)      (35,053)
  Net unrealized depreciation of
     investments.........................    (371,291)     (374,369)        (90,271)       (619,494)     (877,872)
                                           ----------    ----------      ----------      ----------    ----------
Net assets...............................  $3,105,621    $2,487,614      $1,829,322      $3,690,764    $4,042,204
                                           ==========    ==========      ==========      ==========    ==========
Number of units outstanding*.............     344,819       292,731         193,843         452,008       502,843
                                           ----------    ----------      ----------      ----------    ----------
Net asset value per unit outstanding*....  $     9.01    $     8.50      $     9.44      $     8.17    $     8.04
                                           ==========    ==========      ==========      ==========    ==========

---------------
* Units outstanding have been rounded for presentation purposes

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                       STRATEGIST
                                     ------------------------------------------------------------------------------
                                                                 MONY SERIES FUND, INC.
                                     ------------------------------------------------------------------------------
                                       EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                       GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                     ----------   ----------   ------------   ----------   -----------   ----------
Dividend income....................  $       0     $ 12,376       $8,648        $4,060      $   5,766      $3,476
Distribution from net realized
  gains............................    286,539      102,023            0             0        241,549           0
Mortality and expense risk
  charges..........................     (7,666)      (4,106)        (827)         (332)        (8,477)       (350)
                                     ---------     --------       ------        ------      ---------      ------
Net investment income..............    278,873      110,293        7,821         3,728        238,838       3,126
                                     ---------     --------       ------        ------      ---------      ------
Realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on
     investments...................     62,141       17,362          984          (562)        51,448           0
  Net change in unrealized
     appreciation (depreciation) of
     investment....................   (456,196)     (95,270)         855         4,426       (388,928)          0
                                     ---------     --------       ------        ------      ---------      ------
Net realized and unrealized gain
  (loss) on investments............   (394,055)     (77,908)       1,839         3,864       (337,480)          0
                                     ---------     --------       ------        ------      ---------      ------
Net increase (decrease) in net
  assets resulting from
  operations.......................  $(115,182)    $ 32,385       $9,660        $7,592      $ (98,642)     $3,126
                                     =========     ========       ======        ======      =========      ======

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENT OF OPERATIONS (CONTINUED)

                                                               MONYEQUITY MASTER
                                          ------------------------------------------------------------
                                                             MONY SERIES FUND, INC.
                                          ------------------------------------------------------------
                                          INTERMEDIATE     LONG TERM       GOVERNMENT        MONEY
                                           TERM BOND          BOND         SECURITIES        MARKET
                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                          ------------    ------------    ------------    ------------
                                            FOR THE         FOR THE         FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              2000            2000            2000            2000
                                          ------------    ------------    ------------    ------------
Dividend income.........................    $ 44,152        $113,998        $50,260         $218,995
Distribution from net realized gains....           0               0             13                0
Mortality and expense risk charges......      (5,554)        (12,539)        (6,899)         (27,805)
                                            --------        --------        -------         --------
Net investment income (loss)............      38,598         101,459         43,374          191,190
                                            --------        --------        -------         --------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on
     investments........................     (14,832)        (87,265)        (3,035)               0
  Net change in unrealized appreciation
     (depreciation) of investments......      27,415         217,746         38,692                0
                                            --------        --------        -------         --------
Net realized and unrealized gain (loss)
  on investments........................      12,583         130,481         35,657                0
                                            --------        --------        -------         --------
Net increase (decrease) in net assets
  resulting from operations.............    $ 51,181        $231,940        $79,031         $191,190
                                            ========        ========        =======         ========

---------------
** Commencement of operations

                       See notes to financial statements.

                                                        MONYEQUITY MASTER
---------------------------------------------------------------------------------------------------------------------------------
                                                  ENTERPRISE ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------------------
                   SMALL COMPANY                  INTERNATIONAL    HIGH YIELD                       GROWTH AND        CAPITAL
       EQUITY          VALUE         MANAGED         GROWTH           BOND           GROWTH           INCOME        APPRECIATION
     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
    ------------   -------------   ------------   -------------   ------------   --------------   --------------   --------------
                                                                                 FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
      FOR THE         FOR THE        FOR THE         FOR THE        FOR THE      MAY 02, 2000**   MAY 03, 2000**   MAY 03, 2000**
     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       THROUGH          THROUGH          THROUGH
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
        2000           2000            2000           2000            2000            2000             2000             2000
    ------------   -------------   ------------   -------------   ------------   --------------   --------------   --------------
    $    343,589    $    43,110    $  2,140,699    $    25,968     $ 386,641        $  2,346         $  3,761        $       0
      12,378,805      5,532,684      33,183,918      1,263,413             0          20,107               46           70,288
        (372,665)      (220,732)       (797,445)      (102,385)      (30,266)         (9,230)          (6,165)          (5,535)
    ------------    -----------    ------------    -----------     ---------        --------         --------        ---------
      12,349,729      5,355,062      34,527,172      1,186,996       356,375          13,223           (2,358)          64,753
    ------------    -----------    ------------    -----------     ---------        --------         --------        ---------
       1,063,605        537,360     (12,834,329)       684,180      (239,852)        (14,487)           1,412             (626)
     (16,165,777)    (5,340,803)    (21,071,846)    (4,599,567)     (247,425)        (69,257)         (51,123)        (176,204)
    ------------    -----------    ------------    -----------     ---------        --------         --------        ---------
     (15,102,172)    (4,803,443)    (33,906,175)    (3,915,387)     (487,277)        (83,744)         (49,711)        (176,830)
    ------------    -----------    ------------    -----------     ---------        --------         --------        ---------
    $ (2,752,443)   $   551,619    $    620,997    $(2,728,391)    $(130,902)       $(70,521)        $(52,069)       $(112,077)
    ============    ===========    ============    ===========     =========        ========         ========        =========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENT OF OPERATIONS (CONTINUED)

                                                             MONYEQUITY MASTER
                             ----------------------------------------------------------------------------------
                                                FIDELITY VARIABLE INSURANCE
                                                      PRODUCTS FUNDS                  JANUS ASPEN SERIES
                                DREYFUS       -------------------------------   -------------------------------
                                 STOCK             VIP             VIP II          CAPITAL         WORLDWIDE
                                 INDEX            GROWTH         CONTRAFUND      APPRECIATION        GROWTH
                               SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                             --------------   --------------   --------------   --------------   --------------
                             FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                             MAY 02, 2000**   MAY 02, 2000**   MAY 03, 2000**   MAY 03, 2000**   MAY 02, 2000**
                                THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                  2000             2000             2000             2000             2000
                             --------------   --------------   --------------   --------------   --------------
Dividend income............    $  16,954        $       0         $      0        $  38,752        $  13,276
Distribution from net
  realized gains...........       46,810                0                0              958          199,002
Mortality and expense risk
  charges..................       (9,743)          (8,164)          (6,231)         (13,986)         (14,277)
                               ---------        ---------         --------        ---------        ---------
Net investment income
  (loss)...................       54,021           (8,164)          (6,231)          25,724          198,001
                               ---------        ---------         --------        ---------        ---------
Realized and unrealized
  gain (loss) on
  investments:
  Net realized gain (loss)
     on investments........       (3,216)           7,118             (691)         (10,446)         (35,053)
  Net change in unrealized
     depreciation of
     investments...........     (371,291)        (374,369)         (90,271)        (619,494)        (877,872)
                               ---------        ---------         --------        ---------        ---------
Net realized and unrealized
  loss on investments......     (374,507)        (367,251)         (90,962)        (629,940)        (912,925)
                               ---------        ---------         --------        ---------        ---------
Net decrease in net assets
  resulting from
  operations...............    $(320,486)       $(375,415)        $(97,193)       $(604,216)       $(714,924)
                               =========        =========         ========        =========        =========

---------------
** Commencement of operations

                       See notes to financial statements.

                      (This page intentionally left blank)

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             STRATEGIST
                                                    ------------------------------------------------------------
                                                                       MONY SERIES FUND, INC.
                                                    ------------------------------------------------------------
                                                               EQUITY                          EQUITY
                                                               GROWTH                          INCOME
                                                             SUBACCOUNT                      SUBACCOUNT
                                                    ----------------------------    ----------------------------
                                                        2000            1999            2000            1999
                                                    ------------    ------------    ------------    ------------
From operations:
  Net investment income...........................   $  278,873      $   79,557       $110,293       $ 134,056
  Net realized gain (loss) on investments.........       62,141          28,326         17,362          31,610
  Net change in unrealized appreciation
     (depreciation) of investments................     (456,196)        251,887        (95,270)       (108,424)
                                                     ----------      ----------       --------       ---------
Net increase (decrease) in net assets resulting
  from operations.................................     (115,182)        359,770         32,385          57,242
                                                     ----------      ----------       --------       ---------
From unit transactions:
  Net proceeds from the issuance of units.........       87,459          51,062         23,251          33,394
  Net asset value of units redeemed or used to
     meet contract obligations....................     (116,460)        (48,972)       (97,890)        (93,401)
                                                     ----------      ----------       --------       ---------
Net increase (decrease) from unit transactions....      (29,001)          2,090        (74,639)        (60,007)
                                                     ----------      ----------       --------       ---------
Net increase (decrease) in net assets.............     (144,183)        361,860        (42,254)         (2,765)
Net assets beginning of year......................    1,323,195         961,335        756,290         759,055
                                                     ----------      ----------       --------       ---------
Net assets end of year*...........................   $1,179,012      $1,323,195       $714,036       $ 756,290
                                                     ==========      ==========       ========       =========
Unit transactions:
Units outstanding beginning of year...............       14,055          14,007         10,955          11,808
Units issued during the year......................          961             670            344             497
Units redeemed during the year....................       (1,251)           (622)        (1,491)         (1,350)
                                                     ----------      ----------       --------       ---------
Units outstanding end of year.....................       13,765          14,055          9,808          10,955
                                                     ==========      ==========       ========       =========
---------------
*Includes undistributed net investment income of:    $  659,739      $  380,866       $686,030       $ 575,737
                                                     ==========      ==========       ========       =========

                       See notes to financial statements.

                                                         STRATEGIST
    ---------------------------------------------------------------------------------------------------------------------
                                                   MONY SERIES FUND, INC.
    ---------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE                    LONG TERM                                                     MONEY
             TERM BOND                       BOND                       DIVERSIFIED                     MARKET
            SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2000           1999           2000           1999           2000           1999           2000           1999
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $  7,821       $  6,098       $  3,728       $  3,252      $  238,838     $  155,350      $  3,126       $  2,772
           984            613           (562)         2,745          51,448         81,348             0              0
           855         (7,233)         4,426        (11,228)       (388,928)       118,209             0              0
      --------       --------       --------       --------      ----------     ----------      --------       --------
         9,660           (522)         7,592         (5,231)        (98,642)       354,907         3,126          2,772
      --------       --------       --------       --------      ----------     ----------      --------       --------
        10,070         10,042          3,382          5,202          68,495         67,724        11,536          7,498
       (25,050)       (17,325)       (12,960)       (12,760)       (163,534)      (178,570)      (15,285)       (18,290)
      --------       --------       --------       --------      ----------     ----------      --------       --------
       (14,980)        (7,283)        (9,578)        (7,558)        (95,039)      (110,846)       (3,749)       (10,792)
      --------       --------       --------       --------      ----------     ----------      --------       --------
        (5,320)        (7,805)        (1,986)       (12,789)       (193,681)       244,061          (623)        (8,020)
       142,691        150,496         58,045         70,834       1,478,886      1,234,825        61,097         69,117
      --------       --------       --------       --------      ----------     ----------      --------       --------
      $137,371       $142,691       $ 56,059       $ 58,045      $1,285,205     $1,478,886      $ 60,474       $ 61,097
      ========       ========       ========       ========      ==========     ==========      ========       ========
         5,687          5,977          1,884          2,112          23,596         25,565         3,115          3,678
           404            400            104            163           1,124          1,275           571            392
          (989)          (690)          (405)          (391)         (2,642)        (3,244)         (763)          (955)
      --------       --------       --------       --------      ----------     ----------      --------       --------
         5,102          5,687          1,583          1,884          22,078         23,596         2,923          3,115
      ========       ========       ========       ========      ==========     ==========      ========       ========
      $184,950       $177,129       $110,569       $106,841      $1,182,032     $  943,194      $ 86,375       $ 83,249
      ========       ========       ========       ========      ==========     ==========      ========       ========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            MONYEQUITY MASTER
                                       --------------------------------------------------------------------------------------------
                                                                          MONY SERIES FUND, INC.
                                       --------------------------------------------------------------------------------------------
                                            INTERMEDIATE TERM                   LONG TERM                       GOVERNMENT
                                                   BOND                            BOND                         SECURITIES
                                                SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                       ----------------------------    ----------------------------    ----------------------------
                                           2000            1999            2000            1999            2000            1999
                                       ------------    ------------    ------------    ------------    ------------    ------------
From operations:
  Net investment income..............   $  38,598       $  32,622       $  101,459      $   80,387      $  43,374       $  19,304
  Net realized gain (loss) on
    investments......................     (14,832)         (3,347)         (87,265)        (16,422)        (3,035)          6,761
  Net change in unrealized
    appreciation (depreciation) of
    investments......................      27,415         (33,665)         217,746        (209,021)        38,692         (26,058)
                                        ---------       ---------       ----------      ----------      ---------       ---------
Net increase (decrease) in net assets
  resulting from operations..........      51,181          (4,390)         231,940        (145,056)        79,031               7
                                        ---------       ---------       ----------      ----------      ---------       ---------
From unit transactions:
  Net proceeds from the issuance of
    units............................     193,043         259,097          568,073         939,989        257,654         486,563
  Net asset value of units redeemed
    or used to meet contract
    obligations......................    (238,157)       (127,346)        (578,996)       (770,619)      (318,064)       (232,350)
                                        ---------       ---------       ----------      ----------      ---------       ---------
Net increase (decrease) from unit
  transactions.......................     (45,114)        131,751          (10,923)        169,370        (60,410)        254,213
                                        ---------       ---------       ----------      ----------      ---------       ---------
Net increase (decrease) in net
  assets.............................       6,067         127,361          221,017          24,314         18,621         254,220
Net assets beginning of year.........     779,382         652,021        1,580,090       1,555,776        973,594         719,374
                                        ---------       ---------       ----------      ----------      ---------       ---------
Net assets end of year*..............   $ 785,449       $ 779,382       $1,801,107      $1,580,090      $ 992,215       $ 973,594
                                        =========       =========       ==========      ==========      =========       =========
Unit transactions:
Units outstanding beginning of
  year...............................      61,590          51,260          116,016         104,745         78,201          57,728
Units issued during the year.........      14,941          20,763           39,711          69,177         20,111          39,507
Units redeemed during the year.......     (18,605)        (10,433)         (40,502)        (57,906)       (25,131)        (19,034)
                                        ---------       ---------       ----------      ----------      ---------       ---------
Units outstanding end of year........      57,926          61,590          115,225         116,016         73,181          78,201
                                        =========       =========       ==========      ==========      =========       =========
* Includes undistributed net
  investment income of:                 $  89,254       $  50,656       $  273,654      $  172,195      $  91,614       $  48,240
                                        =========       =========       ==========      ==========      =========       =========

                                            MONYEQUITY MASTER
                                       ----------------------------
                                          MONY SERIES FUND, INC.
                                       ----------------------------
                                                  MONEY
                                                  MARKET
                                                SUBACCOUNT
                                       ----------------------------
                                           2000            1999
                                       ------------    ------------
From operations:
  Net investment income..............  $   191,190     $   196,409
  Net realized gain (loss) on
    investments......................            0               0
  Net change in unrealized
    appreciation (depreciation) of
    investments......................            0               0
                                       -----------     -----------
Net increase (decrease) in net assets
  resulting from operations..........      191,190         196,409
                                       -----------     -----------
From unit transactions:
  Net proceeds from the issuance of
    units............................    1,294,145       6,472,419
  Net asset value of units redeemed
    or used to meet contract
    obligations......................   (5,090,099)     (5,555,147)
                                       -----------     -----------
Net increase (decrease) from unit
  transactions.......................   (3,795,954)        917,272
                                       -----------     -----------
Net increase (decrease) in net
  assets.............................   (3,604,764)      1,113,681
Net assets beginning of year.........    6,444,177       5,330,496
                                       -----------     -----------
Net assets end of year*..............  $ 2,839,413     $ 6,444,177
                                       ===========     ===========
Unit transactions:
Units outstanding beginning of
  year...............................      521,637         449,645
Units issued during the year.........      101,728         686,519
Units redeemed during the year.......     (405,173)       (614,527)
                                       -----------     -----------
Units outstanding end of year........      218,192         521,637
                                       ===========     ===========
* Includes undistributed net
  investment income of:                $   753,300     $   562,110
                                       ===========     ===========

                       See notes to financial statements.

                      (This page intentionally left blank)

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             MONYEQUITY MASTER
                                                         ---------------------------------------------------------
                                                                       ENTERPRISE ACCUMULATION TRUST
                                                         ---------------------------------------------------------
                                                                                              SMALL COMPANY
                                                                   EQUITY                         VALUE
                                                                 SUBACCOUNT                    SUBACCOUNT
                                                         ---------------------------   ---------------------------
                                                           FOR THE        FOR THE        FOR THE        FOR THE
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2000           1999           2000           1999
                                                         ------------   ------------   ------------   ------------
From operations:
  Net investment income (loss).........................  $ 12,349,729   $ 2,957,349    $ 5,355,062    $ 1,542,856
  Net realized gain (loss) on investments..............     1,063,605       816,091        537,360        533,338
  Net change in unrealized appreciation (depreciation)
    of investments.....................................   (16,165,777)    1,678,484     (5,340,803)     2,698,994
                                                         ------------   -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations...........................................    (2,752,443)    5,451,924        551,619      4,775,188
                                                         ------------   -----------    -----------    -----------
From unit transactions:
  Net proceeds from the issuance of units..............    15,842,887    14,814,850      9,299,035     10,495,593
  Net asset value of units redeemed or used to meet
    contract obligations...............................   (12,496,872)   (7,392,370)    (7,796,451)    (4,895,495)
                                                         ------------   -----------    -----------    -----------
Net increase (decrease) from unit transactions.........     3,346,015     7,422,480      1,502,584      5,600,098
                                                         ------------   -----------    -----------    -----------
Net increase (decrease) in net assets..................       593,572    12,874,404      2,054,203     10,375,286
Net assets beginning of period.........................    42,951,802    30,077,398     27,701,853     17,326,567
                                                         ------------   -----------    -----------    -----------
Net assets end of period*..............................  $ 43,545,374   $42,951,802    $29,756,056    $27,701,853
                                                         ============   ===========    ===========    ===========
Unit transactions:
  Units outstanding beginning of period................     1,709,190     1,373,480      1,135,497        874,371
  Units issued during the period.......................       581,314       697,369        381,367        509,273
  Units redeemed during the period.....................      (448,635)     (361,659)      (317,934)      (248,147)
                                                         ------------   -----------    -----------    -----------
Units outstanding end of period........................     1,841,869     1,709,190      1,198,930      1,135,497
                                                         ============   ===========    ===========    ===========
---------------
*  Includes undistributed net investment income (loss)
   of:                                                   $ 16,978,363   $ 4,628,634    $ 8,547,001    $ 3,191,939
                                                         ============   ===========    ===========    ===========
** Commencement of operations

                       See notes to financial statements.

                                               MONYEQUITY MASTER
    --------------------------------------------------------------------------------------------------------
                                         ENTERPRISE ACCUMULATION TRUST
    --------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL                  HIGH YIELD
              MANAGED                       GROWTH                         BOND                   GROWTH
            SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT              SUBACCOUNT
    ---------------------------   ---------------------------   ---------------------------   --------------
                                                                                              FOR THE PERIOD
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE      MAY 02, 2000**
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2000           1999           2000           1999           2000           1999            2000
    ------------   ------------   ------------   ------------   ------------   ------------   --------------
    $ 34,527,172   $ 17,912,515   $ 1,186,996    $   228,208    $   356,375    $   350,028      $   13,223
     (12,834,329)     1,708,506       684,180        137,455       (239,852)      (101,361)        (14,487)
     (21,071,846)   (11,119,070)   (4,599,567)     3,547,935       (247,425)      (132,000)        (69,257)
    ------------   ------------   -----------    -----------    -----------    -----------      ----------
         620,997      8,501,951    (2,728,391)     3,913,598       (130,902)       116,667         (70,521)
    ------------   ------------   -----------    -----------    -----------    -----------      ----------
      24,790,165     32,930,266     5,052,941      4,118,010      1,151,968      1,520,826       3,117,826

     (35,903,892)   (19,858,472)   (3,526,808)    (1,722,826)    (1,219,321)    (1,041,034)       (139,276)
    ------------   ------------   -----------    -----------    -----------    -----------      ----------
     (11,113,727)    13,071,794     1,526,133      2,395,184        (67,353)       479,792       2,978,550
    ------------   ------------   -----------    -----------    -----------    -----------      ----------
     (10,492,730)    21,573,745    (1,202,258)     6,308,782       (198,255)       596,459       2,908,029
     113,427,217     91,853,472    13,927,583      7,618,801      4,132,230      3,535,771               0
    ------------   ------------   -----------    -----------    -----------    -----------      ----------
    $102,934,487   $113,427,217   $12,725,325    $13,927,583    $ 3,933,975    $ 4,132,230      $2,908,029
    ============   ============   ===========    ===========    ===========    ===========      ==========
       4,803,230      4,216,748       616,656        475,982        277,914        245,156               0
       1,077,541      1,506,274       246,790        251,798         78,252        104,613         321,154
      (1,552,229)      (919,792)     (177,551)      (111,124)       (82,699)       (71,855)        (14,858)
    ------------   ------------   -----------    -----------    -----------    -----------      ----------
       4,328,542      4,803,230       685,895        616,656        273,467        277,914         306,296
    ============   ============   ===========    ===========    ===========    ===========      ==========
    $ 61,619,519   $ 27,092,347   $ 1,840,767    $   653,771    $ 1,111,207    $   754,832      $   13,223
    ============   ============   ===========    ===========    ===========    ===========      ==========

            MONYEQUITY MASTER
     -------------------------------
      ENTERPRISE ACCUMULATION TRUST
     -------------------------------
       GROWTH AND        CAPITAL
         INCOME        APPRECIATION
       SUBACCOUNT       SUBACCOUNT
     --------------   --------------
     FOR THE PERIOD   FOR THE PERIOD
     MAY 03, 2000**   MAY 03, 2000**
        THROUGH          THROUGH
      DECEMBER 31,     DECEMBER 31,
          2000             2000
     --------------   --------------
       $   (2,358)      $   64,753
            1,412             (626)
          (51,123)        (176,204)
       ----------       ----------
          (52,069)        (112,077)
       ----------       ----------
        2,184,853        1,865,727
          (98,744)         (95,459)
       ----------       ----------
        2,086,109        1,770,268
       ----------       ----------
        2,034,040        1,658,191
                0                0
       ----------       ----------
       $2,034,040       $1,658,191
       ==========       ==========
                0                0
          215,920          189,063
           (9,758)          (9,789)
       ----------       ----------
          206,162          179,274
       ==========       ==========
       $   (2,358)      $   64,753
       ==========       ==========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       MONYEQUITY MASTER
                               -------------------------------------------------------------------------------------------------
                                                        FIDELITY VARIABLE INSURANCE
                                                              PRODUCTS FUNDS                        JANUS ASPEN SERIES
                                    DREYFUS        -------------------------------------   -------------------------------------
                                     STOCK                VIP               VIP II              CAPITAL            WORLDWIDE
                                     INDEX              GROWTH            CONTRAFUND         APPRECIATION           GROWTH
                                  SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                               -----------------   -----------------   -----------------   -----------------   -----------------
                                FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                MAY 02, 2000**      MAY 02, 2000**      MAY 03, 2000**      MAY 03, 2000**      MAY 02, 2000**
                                    THROUGH             THROUGH             THROUGH             THROUGH             THROUGH
                               DECEMBER 31, 2000   DECEMBER 31, 2000   DECEMBER 31, 2000   DECEMBER 31, 2000   DECEMBER 31, 2000
                               -----------------   -----------------   -----------------   -----------------   -----------------
From operations:
  Net investment income
    (loss)...................     $   54,021          $   (8,164)         $   (6,231)         $   25,724          $  198,001
  Net realized gain (loss) on
    investments..............         (3,216)              7,118                (691)            (10,446)            (35,053)
  Net change in unrealized
    depreciation of
    investments..............       (371,291)           (374,369)            (90,271)           (619,494)           (877,872)
                                  ----------          ----------          ----------          ----------          ----------
  Net decrease in net assets
    resulting from
    operations...............       (320,486)           (375,415)            (97,193)           (604,216)           (714,924)
                                  ----------          ----------          ----------          ----------          ----------
From unit transactions:
  Net proceeds from the
    issuance of units........      3,556,359           2,978,923           2,014,867           4,552,775           5,001,735
  Net asset value of units
    redeemed or used to meet
    contract obligations.....       (130,252)           (115,894)            (88,352)           (257,795)           (244,607)
                                  ----------          ----------          ----------          ----------          ----------
Net increase from unit
  transactions...............      3,426,107           2,863,029           1,926,515           4,294,980           4,757,128
                                  ----------          ----------          ----------          ----------          ----------
Net increase in net assets...      3,105,621           2,487,614           1,829,322           3,690,764           4,042,204
Net assets beginning of
  period.....................              0                   0                   0                   0                   0
                                  ----------          ----------          ----------          ----------          ----------
Net assets end of period*....     $3,105,621          $2,487,614          $1,829,322          $3,690,764          $4,042,204
                                  ==========          ==========          ==========          ==========          ==========
Unit transactions:
  Units outstanding beginning
    of period................              0                   0                   0                   0                   0
  Units issued during the
    period...................        358,347             304,936             202,874             479,644             529,466
  Units redeemed during the
    period...................        (13,528)            (12,205)             (9,031)            (27,636)            (26,623)
                                  ----------          ----------          ----------          ----------          ----------
  Units outstanding end of
    period...................        344,819             292,731             193,843             452,008             502,843
                                  ==========          ==========          ==========          ==========          ==========
---------------
*  Includes undistributed net
   investment income (loss)
   of:.......................     $   54,021          $   (8,164)         $   (6,231)         $   25,724          $  198,001
                                  ==========          ==========          ==========          ==========          ==========
** Commencement of operations

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS:

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master, MONYCustom Equity Master and MONY Custom Estate Master) and Corporate Sponsored Variable Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) insurance policies is presented here.

     There are currently six Strategist Subaccounts and seventeen MONYEquity Master Subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), the Enterprise Accumulation Trust ("Enterprise"), Dreyfus Stock Index Fund, Fidelity Variable Insurance Products, or Janus Aspen Series (collectively, the "Funds"). The subaccounts of Strategist commenced operation in 1985 and the subaccounts of MONYEquity Master commenced operations in 1995 and in 2000. The Funds are registered under the 1940 Act as open end, diversified, management investment companies. The Fund and Enterprise are affiliated with MONY.

     A full presentation of the related financial statements and footnotes of the Funds are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

     The investment in shares of each of the respective Funds' portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

     Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses include gains and losses on redemption of investments in the portfolios of the Funds determined on the identified cost basis. Dividend income and distributions from net realized gains are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the respective portfolios of the Funds. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS:

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Strategist and MONY Equity Master Subaccounts for the year ended December 31, 2000 aggregated $6,372,802.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENT TRANSACTIONS:

     Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 2000 were as follows:

                                                        COST OF SHARES
                                                      ACQUIRED (EXCLUDES     PROCEEDS FROM
STRATEGIST SUBACCOUNTS                                  REINVESTMENTS)      SHARES REDEEMED
----------------------                                ------------------    ---------------
MONY Series Fund, Inc.
Equity Growth Portfolio.............................     $   101,751          $   138,491
Equity Income Portfolio.............................          25,572              104,353
Intermediate Term Bond Portfolio....................          11,503               27,317
Long Term Bond Portfolio............................           4,527               14,440
Diversified Portfolio...............................          91,414              195,016
Money Market Portfolio..............................          16,004               20,105

MONYEQUITY MASTER SUBACCOUNTS
-----------------------------

MONY Series Fund, Inc.
Intermediate Term Bond Portfolio....................         210,543              261,245
Long Term Bond Portfolio............................         611,808              635,276
Government Securities Portfolio.....................         269,836              337,180
Money Market Portfolio..............................       3,810,881            7,635,879

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT TRANSACTIONS: (CONTINUED)

                                                        COST OF SHARES
                                                      ACQUIRED (EXCLUDES     PROCEEDS FROM
MONYEQUITY MASTER SUBACCOUNTS                           REINVESTMENTS)      SHARES REDEEMED
-----------------------------                         ------------------    ---------------
Enterprise Accumulation Trust
Equity Portfolio....................................     $17,417,047          $14,444,988
Small Company Value Portfolio.......................       9,883,005            8,601,702
Managed Portfolio...................................      26,438,780           38,357,761
International Growth Portfolio......................       5,579,282            4,156,301
High Yield Bond Portfolio...........................       1,205,563            1,303,409
Growth Portfolio....................................       3,173,959              203,832
Growth and Income Portfolio.........................       2,228,432              147,914
Capital Appreciation Portfolio......................       1,891,957              126,762

Dreyfus
Dreyfus Stock Index Fund............................       3,583,700              166,454

Fidelity Variable Insurance Products Funds
VIP Growth Portfolio................................       3,050,891              195,319
VIP II Contrafund Portfolio.........................       2,045,190              124,392

Janus Aspen Series
Capital Appreciation Portfolio......................       4,623,258              341,206
Worldwide Growth Portfolio..........................       5,048,945              304,933

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account L -- Strategist and MONYEquity
Master:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Strategist's and MONYEquity Master's Subaccounts of MONY America Variable Account L at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the fund transfer agents, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2000

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                                      STRATEGIST
                                    ------------------------------------------------------------------------------
                                                                MONY SERIES FUND, INC.
                                    ------------------------------------------------------------------------------
                                      EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                      GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                    ----------   ----------   ------------   ----------   -----------   ----------
              ASSETS
Shares held in respective Funds...      27,205      32,301        13,191         4,713        64,512       61,113
                                    ==========   =========      ========      ========    ==========     ========
Investments at cost in respective
  Funds...........................  $  793,148   $ 701,844      $139,607      $ 59,590    $1,140,535     $ 61,113
                                    ==========   =========      ========      ========    ==========     ========
Investments in respective Funds at
  net asset value.................  $1,323,536   $ 756,486      $142,729      $ 58,060    $1,479,270     $ 61,113
Amount due from respective
  Funds...........................          10          10             0             0        39,706            0
                                    ----------   ---------      --------      --------    ----------     --------
          Total assets............   1,323,546     756,496       142,729        58,060     1,518,976       61,113
                                    ----------   ---------      --------      --------    ----------     --------
           LIABILITIES
Amount due to MONY America........         351         206            38            15        40,090           16
                                    ----------   ---------      --------      --------    ----------     --------
          Total liabilities.......         351         206            38            15        40,090           16
                                    ----------   ---------      --------      --------    ----------     --------
Net assets........................  $1,323,195   $ 756,290      $142,691      $ 58,045    $1,478,886     $ 61,097
                                    ==========   =========      ========      ========    ==========     ========
Net assets consist of:
  Contractholders' net payments...  $  127,559   $(131,210)     $(33,305)     $(62,444)   $ (213,989)    $(22,152)
  Undistributed net investment
     income.......................     380,866     575,737       177,129       106,841       943,194       83,249
  Accumulated net realized gain
     (loss) on investments........     284,382     257,121        (4,255)       15,178       410,946            0
  Net unrealized appreciation
     (depreciation) of
     investments..................     530,388      54,642         3,122        (1,530)      338,735            0
                                    ----------   ---------      --------      --------    ----------     --------
Net assets........................  $1,323,195   $ 756,290      $142,691      $ 58,045    $1,478,886     $ 61,097
                                    ==========   =========      ========      ========    ==========     ========
Number of units outstanding*......      14,055      10,955         5,687         1,884        23,596        3,115
                                    ----------   ---------      --------      --------    ----------     --------
Net asset value per unit
  outstanding*....................  $    94.14   $   69.04      $  25.09      $  30.81    $    62.68     $  19.61
                                    ==========   =========      ========      ========    ==========     ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1999

                                                                               MONYEQUITY MASTER
                                               ---------------------------------------------------------------------------------
                                                             MONY SERIES FUND, INC.                  ENTERPRISE ACCUMULATION TRUST
                                               ---------------------------------------------------   ---------------------------
                                               INTERMEDIATE   LONG TERM    GOVERNMENT     MONEY                    SMALL COMPANY
                                                TERM BOND        BOND      SECURITIES     MARKET       EQUITY          VALUE
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT**
                                               ------------   ----------   ----------   ----------   -----------   -------------
                   ASSETS
Shares held in respective Funds..............      72,056        128,297      89,268     6,446,227     1,112,520        881,104
                                                 ========     ==========    ========    ==========   ===========    ===========
Investments at cost in respective Funds......    $802,858     $1,705,866    $978,049    $6,446,227   $40,476,744    $25,150,641
                                                 ========     ==========    ========    ==========   ===========    ===========
Investments in respective Funds at net asset
  value......................................    $779,642     $1,580,617    $973,916    $6,446,227   $42,965,518    $27,710,718
Amount due from respective Funds.............           5            126          38            42        26,217          4,764
Amount due from MONY America.................       5,565            928           0         1,406         2,993          2,255
                                                 --------     ----------    --------    ----------   -----------    -----------
        Total assets.........................     785,212      1,581,671     973,954     6,447,675    42,994,728     27,717,737
                                                 --------     ----------    --------    ----------   -----------    -----------
                 LIABILITIES
Amount due to respective Funds...............       5,565            928           0         1,406         2,993          2,255
Amount due to MONY America...................         265            653         360         2,092        39,933         13,629
                                                 --------     ----------    --------    ----------   -----------    -----------
        Total liabilities....................       5,830          1,581         360         3,498        42,926         15,884
                                                 --------     ----------    --------    ----------   -----------    -----------
Net assets...................................    $779,382     $1,580,090    $973,594    $6,444,177   $42,951,802    $27,701,853
                                                 ========     ==========    ========    ==========   ===========    ===========
Net assets consist of:
  Contractholders' net payments..............    $749,548     $1,487,610    $905,960    $5,882,067   $32,774,684    $20,153,144
  Undistributed net investment income........      50,656        172,195      48,240       562,110     4,628,634      3,191,939
  Accumulated net realized gain (loss) on
    investments..............................       2,394         45,534      23,527             0     3,059,710      1,796,693
  Net unrealized appreciation (depreciation)
    of investments...........................     (23,216)      (125,249)     (4,133)            0     2,488,774      2,560,077
                                                 --------     ----------    --------    ----------   -----------    -----------
Net assets...................................    $779,382     $1,580,090    $973,594    $6,444,177   $42,951,802    $27,701,853
                                                 ========     ==========    ========    ==========   ===========    ===========
Number of units outstanding*.................      61,590        116,016      78,201       521,637     1,709,190      1,135,497
                                                 --------     ----------    --------    ----------   -----------    -----------
Net asset value per unit outstanding*........    $  12.65     $    13.62    $  12.45    $    12.35   $     25.13    $     24.40
                                                 ========     ==========    ========    ==========   ===========    ===========

                                                           MONYEQUITY MASTER
                                               -----------------------------------------
                                                   ENTERPRISE ACCUMULATION TRUST
                                               -----------------------------------------
                                                              INTERNATIONAL   HIGH YIELD
                                                 MANAGED         GROWTH          BOND
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                               ------------   -------------   ----------
                   ASSETS
Shares held in respective Funds..............     3,125,732      1,499,670       816,915
                                               ============    ===========    ==========
Investments at cost in respective Funds......  $125,216,632    $10,231,152    $4,411,799
                                               ============    ===========    ==========
Investments in respective Funds at net asset
  value......................................  $113,464,083    $13,931,932    $4,133,590
Amount due from respective Funds.............        30,460          1,332         1,427
Amount due from MONY America.................         8,518          1,938           250
                                               ------------    -----------    ----------
        Total assets.........................   113,503,061     13,935,202     4,135,267
                                               ------------    -----------    ----------
                 LIABILITIES
Amount due to respective Funds...............         8,518          1,938           250
Amount due to MONY America...................        67,326          5,681         2,787
                                               ------------    -----------    ----------
        Total liabilities....................        75,844          7,619         3,037
                                               ------------    -----------    ----------
Net assets...................................  $113,427,217    $13,927,583    $4,132,230
                                               ============    ===========    ==========
Net assets consist of:
  Contractholders' net payments..............  $ 88,371,723    $ 9,122,684    $3,704,847
  Undistributed net investment income........    27,092,347        653,771       754,832
  Accumulated net realized gain (loss) on
    investments..............................     9,715,696        450,348       (49,240)
  Net unrealized appreciation (depreciation)
    of investments...........................   (11,752,549)     3,700,780      (278,209)
                                               ------------    -----------    ----------
Net assets...................................  $113,427,217    $13,927,583    $4,132,230
                                               ============    ===========    ==========
Number of units outstanding*.................     4,803,230        616,656       277,914
                                               ------------    -----------    ----------
Net asset value per unit outstanding*........  $      23.61    $     22.59    $    14.87
                                               ============    ===========    ==========

---------------
 * Units outstanding have been rounded for presentation purposes.
** Formerly Small Cap Subaccount

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        STRATEGIST
                                      ------------------------------------------------------------------------------
                                                                  MONY SERIES FUND, INC.
                                      ------------------------------------------------------------------------------
                                        EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                        GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                      ----------   ----------   ------------   ----------   -----------   ----------
Dividend income.....................   $ 86,240    $ 138,748      $ 6,984       $  3,619     $163,472       $3,163
Mortality and expense risk
  charges...........................     (6,683)      (4,692)        (886)          (367)      (8,122)        (391)
                                       --------    ---------      -------       --------     --------       ------
Net investment income...............     79,557      134,056        6,098          3,252      155,350        2,772
                                       --------    ---------      -------       --------     --------       ------
Realized and unrealized gain (loss)
  on investments:
  Net realized gain on
     investments....................     28,326       31,610          613          2,745       81,348            0
  Net change in unrealized
     appreciation (depreciation) of
     investments....................    251,887     (108,424)      (7,233)       (11,228)     118,209            0
                                       --------    ---------      -------       --------     --------       ------
Net realized and unrealized gain
  (loss) on investments.............    280,213      (76,814)      (6,620)        (8,483)     199,557            0
                                       --------    ---------      -------       --------     --------       ------
Net increase (decrease) in net
  assets resulting from
  operations........................   $359,770    $  57,242      $  (522)      $ (5,231)    $354,907       $2,772
                                       ========    =========      =======       ========     ========       ======

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENT OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                        MONYEQUITY MASTER
                                       ---------------------------------------------------
                                                     MONY SERIES FUND, INC.
                                       ---------------------------------------------------
                                       INTERMEDIATE   LONG TERM    GOVERNMENT     MONEY
                                        TERM BOND        BOND      SECURITIES     MARKET
                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                       ------------   ----------   ----------   ----------
Dividend income......................    $ 38,579     $  92,636     $ 25,957     $231,542
Mortality and expense risk charges...      (5,957)      (12,249)      (6,653)     (35,133)
                                         --------     ---------     --------     --------
Net investment income................      32,622        80,387       19,304      196,409
                                         --------     ---------     --------     --------
Realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on
    investments......................      (3,347)      (16,422)       6,761            0
  Net change in unrealized
    appreciation (depreciation) of
    investments......................     (33,665)     (209,021)     (26,058)           0
                                         --------     ---------     --------     --------
Net realized and unrealized gain
  (loss) on investments..............     (37,012)     (225,443)     (19,297)           0
                                         --------     ---------     --------     --------
Net increase (decrease) in net assets
  resulting from operations..........    $ (4,390)    $(145,056)    $      7     $196,409
                                         ========     =========     ========     ========

                                                                 MONYEQUITY MASTER
                                       ----------------------------------------------------------------------
                                                           ENTERPRISE ACCUMULATION TRUST
                                       ----------------------------------------------------------------------
                                                    SMALL COMPANY                  INTERNATIONAL   HIGH YIELD
                                         EQUITY         VALUE         MANAGED         GROWTH          BOND
                                       SUBACCOUNT    SUBACCOUNT*     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                       ----------   -------------   ------------   -------------   ----------
Dividend income......................  $3,224,434    $1,710,177     $ 18,691,259    $  298,708     $ 379,263
Mortality and expense risk charges...    (267,085)     (167,321)        (778,744)      (70,500)      (29,235)
                                       ----------    ----------     ------------    ----------     ---------
Net investment income................   2,957,349     1,542,856       17,912,515       228,208       350,028
                                       ----------    ----------     ------------    ----------     ---------
Realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on
    investments......................     816,091       533,338        1,708,506       137,455      (101,361)
  Net change in unrealized
    appreciation (depreciation) of
    investments......................   1,678,484     2,698,994      (11,119,070)    3,547,935      (132,000)
                                       ----------    ----------     ------------    ----------     ---------
Net realized and unrealized gain
  (loss) on investments..............   2,494,575     3,232,332       (9,410,564)    3,685,390      (233,361)
                                       ----------    ----------     ------------    ----------     ---------
Net increase (decrease) in net assets
  resulting from operations..........  $5,451,924    $4,775,188     $  8,501,951    $3,913,598     $ 116,667
                                       ==========    ==========     ============    ==========     =========

---------------
* Formerly Small Cap Subaccount

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEAR ENDED DECEMBER 31,

                                                                           STRATEGIST
                                     ---------------------------------------------------------------------------------------
                                                                     MONY SERIES FUND, INC.
                                     ---------------------------------------------------------------------------------------
                                                                                    INTERMEDIATE TERM
                                         EQUITY GROWTH          EQUITY INCOME             BOND             LONG TERM BOND
                                          SUBACCOUNT             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                     ---------------------   -------------------   -------------------   -------------------
                                        1999        1998       1999       1998       1999       1998       1999       1998
                                     ----------   --------   --------   --------   --------   --------   --------   --------
From operations:
 Net investment income.............  $   79,557   $133,288   $134,056   $113,923   $  6,098   $  7,197   $  3,252   $  3,494
 Net realized gain on
   investments.....................      28,326     31,754     31,610     24,324        613      1,127      2,745      1,624
 Net change in unrealized
   appreciation (depreciation) of
   investments.....................     251,887     26,614   (108,424)   (55,179)    (7,233)     1,982    (11,228)     1,198
                                     ----------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets resulting from
 operations........................     359,770    191,656     57,242     83,068       (522)    10,306     (5,231)     6,316
                                     ----------   --------   --------   --------   --------   --------   --------   --------
From unit transactions:
 Net proceeds from the issuance of
   units...........................      51,062     47,550     33,394     31,012     10,042      8,787      5,202      4,168
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................     (48,972)   (76,005)   (93,401)   (60,685)   (17,325)   (25,134)   (12,760)   (11,205)
                                     ----------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) from unit
 transactions......................       2,090    (28,455)   (60,007)   (29,673)    (7,283)   (16,347)    (7,558)    (7,037)
                                     ----------   --------   --------   --------   --------   --------   --------   --------
Net increase (decrease) in net
 assets............................     361,860    163,201     (2,765)    53,395     (7,805)    (6,041)   (12,789)      (721)
Net assets beginning of year.......     961,335    798,134    759,055    705,660    150,496    156,537     70,834     71,555
                                     ----------   --------   --------   --------   --------   --------   --------   --------
Net assets end of year*............  $1,323,195   $961,335   $756,290   $759,055   $142,691   $150,496   $ 58,045   $ 70,834
                                     ==========   ========   ========   ========   ========   ========   ========   ========
Unit transactions:
 Units outstanding beginning of
   year............................      14,007     14,506     11,808     12,292      5,977      6,639      2,112      2,334
 Units issued during the year......         670        803        497        526        400        363        163        127
 Units redeemed during the year....        (622)    (1,302)    (1,350)    (1,010)      (690)    (1,025)      (391)      (349)
                                     ----------   --------   --------   --------   --------   --------   --------   --------
Units outstanding end of year......      14,055     14,007     10,955     11,808      5,687      5,977      1,884      2,112
                                     ==========   ========   ========   ========   ========   ========   ========   ========
---------------
* Includes undistributed net
 investment income of:               $  380,866   $301,309   $575,737   $441,681   $177,129   $171,031   $106,841   $103,589
                                     ==========   ========   ========   ========   ========   ========   ========   ========

                                                      STRATEGIST
                                     ---------------------------------------------
                                                MONY SERIES FUND, INC.
                                     ---------------------------------------------

                                           DIVERSIFIED            MONEY MARKET
                                           SUBACCOUNT              SUBACCOUNT
                                     -----------------------   -------------------
                                        1999         1998        1999       1998
                                     ----------   ----------   --------   --------
From operations:
 Net investment income.............  $  155,350   $  254,338   $  2,772   $  3,301
 Net realized gain on
   investments.....................      81,348       73,407          0          0
 Net change in unrealized
   appreciation (depreciation) of
   investments.....................     118,209      (84,041)         0          0
                                     ----------   ----------   --------   --------
Net increase (decrease) in net
 assets resulting from
 operations........................     354,907      243,704      2,772      3,301
                                     ----------   ----------   --------   --------
From unit transactions:
 Net proceeds from the issuance of
   units...........................      67,724       63,685      7,498      6,765
 Net asset value of units redeemed
   or used to meet contract
   obligations.....................    (178,570)    (183,727)   (18,290)   (16,512)
                                     ----------   ----------   --------   --------
Net increase (decrease) from unit
 transactions......................    (110,846)    (120,042)   (10,792)    (9,747)
                                     ----------   ----------   --------   --------
Net increase (decrease) in net
 assets............................     244,061      123,662     (8,020)    (6,446)
Net assets beginning of year.......   1,234,825    1,111,163     69,117     75,563
                                     ----------   ----------   --------   --------
Net assets end of year*............  $1,478,886   $1,234,825   $ 61,097   $ 69,117
                                     ==========   ==========   ========   ========
Unit transactions:
 Units outstanding beginning of
   year............................      25,565       28,291      3,678      4,207
 Units issued during the year......       1,275        1,509        392        369
 Units redeemed during the year....      (3,244)      (4,235)      (955)      (898)
                                     ----------   ----------   --------   --------
Units outstanding end of year......      23,596       25,565      3,115      3,678
                                     ==========   ==========   ========   ========
---------------
* Includes undistributed net
 investment income of:               $  943,194   $  787,844   $ 83,249   $ 80,477
                                     ==========   ==========   ========   ========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEAR ENDED DECEMBER 31,

                                                                       MONYEQUITY MASTER
                              ---------------------------------------------------------------------------------------------------
                                                                    MONY SERIES FUND, INC.
                              ---------------------------------------------------------------------------------------------------
                               INTERMEDIATE TERM            LONG TERM               GOVERNMENT                   MONEY
                                      BOND                    BOND                  SECURITIES                   MARKET
                                   SUBACCOUNT              SUBACCOUNT               SUBACCOUNT                 SUBACCOUNT
                              --------------------   -----------------------   ---------------------   --------------------------
                                1999        1998        1999         1998        1999        1998         1999           1998
                              ---------   --------   ----------   ----------   ---------   ---------   -----------   ------------
From operations:
  Net investment income.....  $  32,622   $ 11,937   $   80,387   $   44,501   $  19,304   $  14,412   $   196,409   $    143,110
  Net realized gain (loss)
    on investments..........     (3,347)     4,813      (16,422)      53,711       6,761      10,794             0              0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments.............    (33,665)     5,189     (209,021)       5,771     (26,058)      5,587             0              0
                              ---------   --------   ----------   ----------   ---------   ---------   -----------   ------------
Net increase (decrease) in
  net assets resulting from
  operations................     (4,390)    21,939     (145,056)     103,983           7      30,793       196,409        143,110
                              ---------   --------   ----------   ----------   ---------   ---------   -----------   ------------
From unit transactions:
  Net proceeds from the
    issuance of units.......    259,097    495,470      939,989      910,497     486,563     389,606     6,472,419     21,592,510
  Net asset value of units
    redeemed or used to meet
    contract obligations....   (127,346)   (99,753)    (770,619)    (407,166)   (232,350)   (199,430)   (5,555,147)   (20,103,798)
                              ---------   --------   ----------   ----------   ---------   ---------   -----------   ------------
Net increase (decrease) from
  unit transactions.........    131,751    395,717      169,370      503,331     254,213     190,176       917,272      1,488,712
                              ---------   --------   ----------   ----------   ---------   ---------   -----------   ------------
Net increase (decrease) in
  net assets................    127,361    417,656       24,314      607,314     254,220     220,969     1,113,681      1,631,822
Net assets beginning of
  year......................    652,021    234,365    1,555,776      948,462     719,374     498,405     5,330,496      3,698,674
                              ---------   --------   ----------   ----------   ---------   ---------   -----------   ------------
Net assets end of year*.....  $ 779,382   $652,021   $1,580,090   $1,555,776   $ 973,594   $ 719,374   $ 6,444,177   $  5,330,496
                              =========   ========   ==========   ==========   =========   =========   ===========   ============
Unit transactions:
  Units outstanding
    beginning of year.......     51,260     19,650      104,745       69,779      57,728      42,420       449,645        325,979
  Units issued during the
    year....................     20,763     39,723       69,177       63,831      39,507      31,996       686,519      1,861,351
  Units redeemed during the
    year....................    (10,433)    (8,113)     (57,906)     (28,865)    (19,034)    (16,688)     (614,527)    (1,737,685)
                              ---------   --------   ----------   ----------   ---------   ---------   -----------   ------------
Units outstanding end of
  year......................     61,590     51,260      116,016      104,745      78,201      57,728       521,637        449,645
                              =========   ========   ==========   ==========   =========   =========   ===========   ============
---------------
* Includes undistributed net
  investment income of:       $  50,656   $ 18,034   $  172,195   $   91,808   $  48,240   $  28,936   $   562,110   $    365,701
                              =========   ========   ==========   ==========   =========   =========   ===========   ============

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEAR ENDED DECEMBER 31,

                                                                         MONYEQUITY MASTER
                                        -----------------------------------------------------------------------------------
                                                                   ENTERPRISE ACCUMULATION TRUST
                                        -----------------------------------------------------------------------------------
                                                                          SMALL COMPANY
                                                 EQUITY                       VALUE                       MANAGED
                                               SUBACCOUNT                 SUBACCOUNT**                  SUBACCOUNT
                                        -------------------------   -------------------------   ---------------------------
                                           1999          1998          1999          1998           1999           1998
                                        -----------   -----------   -----------   -----------   ------------   ------------
From operations:
Net investment income (loss)..........  $ 2,957,349   $ 1,132,378   $ 1,542,856   $   943,250   $ 17,912,515   $  6,460,211
Net realized gain (loss) on
  investments.........................      816,091     1,299,251       533,338       880,276      1,708,506      4,263,820
Net change in unrealized appreciation
  (depreciation) of investments.......    1,678,484      (555,041)    2,698,994      (781,462)   (11,119,070)    (6,000,861)
                                        -----------   -----------   -----------   -----------   ------------   ------------
Net increase in net assets resulting
  from operations.....................    5,451,924     1,876,588     4,775,188     1,042,064      8,501,951      4,723,170
                                        -----------   -----------   -----------   -----------   ------------   ------------
From unit transactions:
  Net proceeds from the issuance of
    units.............................   14,814,850    17,178,981    10,495,593    11,226,613     32,930,266     43,195,093
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................   (7,392,370)   (5,460,969)   (4,895,495)   (3,126,835)   (19,858,472)   (16,133,792)
                                        -----------   -----------   -----------   -----------   ------------   ------------
Net increase from unit transactions...    7,422,480    11,718,012     5,600,098     8,099,778     13,071,794     27,061,301
                                        -----------   -----------   -----------   -----------   ------------   ------------
Net increase in net assets............   12,874,404    13,594,600    10,375,286     9,141,842     21,573,745     31,784,471
Net assets beginning of year..........   30,077,398    16,482,798    17,326,567     8,184,725     91,853,472     60,069,001
                                        -----------   -----------   -----------   -----------   ------------   ------------
Net assets end of year*...............  $42,951,802   $30,077,398   $27,701,853   $17,326,567   $113,427,217   $ 91,853,472
                                        ===========   ===========   ===========   ===========   ============   ============
Unit transactions:
Units outstanding beginning of year...    1,373,480       821,090       874,371       449,403      4,216,748      2,954,670
Units issued during the year..........      697,369       812,747       509,273       594,256      1,506,274      2,028,359
Units redeemed during the year........     (361,659)     (260,357)     (248,147)     (169,288)      (919,792)      (766,281)
                                        -----------   -----------   -----------   -----------   ------------   ------------
Units outstanding end of year.........    1,709,190     1,373,480     1,135,497       874,371      4,803,230      4,216,748
                                        ===========   ===========   ===========   ===========   ============   ============
---------------
 * Includes undistributed net
   investment income of:                $ 4,628,634   $ 1,671,285   $ 3,191,939   $ 1,649,083   $ 27,092,347   $  9,179,832
                                        ===========   ===========   ===========   ===========   ============   ============
** Formerly Small Cap Subaccount

                                                         MONYEQUITY MASTER
                                        ----------------------------------------------------
                                                   ENTERPRISE ACCUMULATION TRUST
                                        ----------------------------------------------------
                                              INTERNATIONAL                HIGH YIELD
                                                 GROWTH                       BOND
                                               SUBACCOUNT                  SUBACCOUNT
                                        -------------------------   ------------------------
                                           1999          1998          1999          1998
                                        -----------   -----------   -----------   ----------
From operations:
Net investment income (loss)..........  $   228,208   $   309,850   $   350,028   $  243,867
Net realized gain (loss) on
  investments.........................      137,455       147,844      (101,361)      15,820
Net change in unrealized appreciation
  (depreciation) of investments.......    3,547,935       260,368      (132,000)    (184,965)
                                        -----------   -----------   -----------   ----------
Net increase in net assets resulting
  from operations.....................    3,913,598       718,062       116,667       74,722
                                        -----------   -----------   -----------   ----------
From unit transactions:
  Net proceeds from the issuance of
    units.............................    4,118,010     4,158,036     1,520,826    2,119,601
  Net asset value of units redeemed or
    used to meet contract
    obligations.......................   (1,722,826)   (1,336,551)   (1,041,034)    (598,271)
                                        -----------   -----------   -----------   ----------
Net increase from unit transactions...    2,395,184     2,821,485       479,792    1,521,330
                                        -----------   -----------   -----------   ----------
Net increase in net assets............    6,308,782     3,539,547       596,459    1,596,052
Net assets beginning of year..........    7,618,801     4,079,254     3,535,771    1,939,719
                                        -----------   -----------   -----------   ----------
Net assets end of year*...............  $13,927,583   $ 7,618,801   $ 4,132,230   $3,535,771
                                        ===========   ===========   ===========   ==========
Unit transactions:
Units outstanding beginning of year...      475,982       290,466       245,156      138,275
Units issued during the year..........      251,798       275,608       104,613      148,827
Units redeemed during the year........     (111,124)      (90,092)      (71,855)     (41,946)
                                        -----------   -----------   -----------   ----------
Units outstanding end of year.........      616,656       475,982       277,914      245,156
                                        ===========   ===========   ===========   ==========
---------------
 * Includes undistributed net
   investment income of:                $   653,771   $   425,563   $   754,832   $  404,804
                                        ===========   ===========   ===========   ==========
** Formerly Small Cap Subaccount

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist) and Variable Universal Life (MONYEquity Master, MONYCustom Equity Master and MONY Custom Estate Master) and Corporate Sponsored Variable Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) Insurance policies is presented here.

     There are currently six Strategist Subaccounts and nine MONYEquity Master Subaccounts within the Variable Account, and each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The subaccounts of Strategist commenced operation in 1985 and the subaccounts of MONY Equity Master commenced operations in 1995. The Funds are registered under the 1940 Act as open end, diversified, management investment companies, and are affiliated with MONY.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

     The investment in shares of each of the respective Funds' portfolio is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held, which approximates market value.

  Investment Transactions and Investment Income:

     Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses include gains and losses on redemption of investments in the portfolios of the Funds determined on the identified cost basis. Dividend income is recorded on ex-dividend date. Dividend income includes distributions of net investment income and net realized capital gains received from the respective portfolios of the Funds. Dividend income received is reinvested in additional shares of the respective portfolios of the Funds.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Strategist and MONY Equity Master Subaccounts for 1999 aggregated $18,529,609.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0.60% (for each of the Strategist Subaccounts) and 0.75% (for each of the MONYEquity Master Subaccounts) of the average daily net assets of the respective subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENT TRANSACTIONS:

     Cost of shares acquired and proceeds from shares redeemed by each subaccount during the year ended December 31, 1999 were as follows:

                                                              COST OF        PROCEEDS FROM
STRATEGIST SUBACCOUNTS                                    SHARES ACQUIRED   SHARES REDEEMED
----------------------                                    ---------------   ---------------
MONY Series Fund, Inc.
Equity Growth Portfolio.................................    $    53,386       $    57,639
Equity Income Portfolio.................................         38,478           102,983
Intermediate Term Bond Portfolio........................         10,616            18,747
Long Term Bond Portfolio................................          5,347            13,257
Diversified Portfolio...................................        108,619           227,203
Money Market Portfolio..................................          7,560            18,727

MONYEQUITY MASTER SUBACCOUNTS

MONY Series Fund, Inc.
Intermediate Term Bond Portfolio........................        362,051           235,997
Long Term Bond Portfolio................................      1,331,969         1,174,321
Government Securities Portfolio.........................        505,766           257,884
Money Market Portfolio..................................     11,517,132        10,632,944
Enterprise Accumulation Trust
Equity Portfolio........................................     16,675,473         9,506,362
Small Company Value Portfolio...........................     11,911,641         6,469,999
Managed Portfolio.......................................     36,248,438        23,918,522
International Growth Portfolio..........................      4,539,166         2,210,133
High Yield Bond Portfolio...............................      1,598,893         1,146,976

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company of America and the
Contractholders of MONY America Variable Account L -- Strategist/MONYEquity
Master:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts constituting MONY America Variable Account L (comprising, respectively, Strategist's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, and Money Market Subaccounts; and MONYEquity Master's Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, Equity, Small Cap, Managed, International Growth, and High Yield Bond Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                     STRATEGIST
                                   ------------------------------------------------------------------------------
                                                               MONY SERIES FUND, INC.
                                   ------------------------------------------------------------------------------
                                     EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                     GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                   ----------   ----------   ------------   ----------   -----------   ----------
             ASSETS
Investments at cost (Note 4).....  $ 682,834    $ 595,988     $ 140,141     $  61,136    $1,014,298    $  69,117
                                   =========    =========     =========     =========    ==========    =========
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2).............................  $ 961,335    $ 759,055     $ 150,496     $  70,834    $1,234,825    $  69,117
Amount due from MONY Series Fund,
  Inc............................          7           38             0             0           157           21
Amount due from MONY America.....         10           10             0             0            27            0
                                   ---------    ---------     ---------     ---------    ----------    ---------
          Total assets...........    961,352      759,103       150,496        70,834     1,235,009       69,138
                                   ---------    ---------     ---------     ---------    ----------    ---------
           LIABILITIES
Amount due to MONY Series Fund,
  Inc............................         10           10             0             0            27            0
Amount due to MONY America.......          7           38             0             0           157           21
                                   ---------    ---------     ---------     ---------    ----------    ---------
          Total liabilities......         17           48             0             0           184           21
                                   ---------    ---------     ---------     ---------    ----------    ---------
Net assets.......................  $ 961,335    $ 759,055     $ 150,496     $  70,834    $1,234,825    $  69,117
                                   =========    =========     =========     =========    ==========    =========
Net assets consist of:
  Contractholders' net
     payments....................  $ 532,846    $ 452,429     $ 186,834     $ 110,895    $  870,386    $ 202,760
  Cost of insurance withdrawals
     (Note 3)....................   (407,376)    (523,633)     (212,856)     (165,781)     (973,530)    (214,120)
  Undistributed net investment
     income......................    301,309      441,681       171,031       103,589       787,844       80,477
  Accumulated net realized gain
     (loss) on investments.......    256,055      225,511        (4,868)       12,433       329,598            0
  Unrealized appreciation of
     investments.................    278,501      163,067        10,355         9,698       220,527            0
                                   ---------    ---------     ---------     ---------    ----------    ---------
Net assets.......................  $ 961,335    $ 759,055     $ 150,496     $  70,834    $1,234,825    $  69,117
                                   =========    =========     =========     =========    ==========    =========
Number of units outstanding* ....     14,007       11,808         5,977         2,112        25,565        3,678
                                   ---------    ---------     ---------     ---------    ----------    ---------
Net asset value per unit
  outstanding* ..................  $   68.63    $   64.28     $   25.18     $   33.55    $    48.30    $   18.79
                                   =========    =========     =========     =========    ==========    =========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                     MONYEQUITY MASTER
                                    ---------------------------------------------------
                                                  MONY SERIES FUND, INC.
                                    ---------------------------------------------------
                                    INTERMEDIATE   LONG TERM    GOVERNMENT     MONEY
                                     TERM BOND        BOND      SECURITIES     MARKET
                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    ------------   ----------   ----------   ----------
              ASSETS
Investments at cost (Note 4)......    $641,572     $1,472,004    $697,449    $5,330,496
                                      ========     ==========    ========    ==========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)..................    $      0     $       0     $      0    $        0
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)..............................     652,021      1,555,776     719,374     5,330,496
Amount due from Enterprise
  Accumulation Trust..............           0              0           0             0
Amount due from MONY America......       7,498            164          11        12,554
Amount due from MONY Series Fund,
  Inc.............................       1,617            236          55         2,757
                                      --------     ----------    --------    ----------
        Total assets..............     661,136      1,556,176     719,440     5,345,807
                                      --------     ----------    --------    ----------
           LIABILITIES
Amount due to Enterprise
  Accumulation Trust..............           0              0           0             0
Amount due to MONY America........       1,617            236          55         2,757
Amount due to MONY Series Fund,
  Inc.............................       7,498            164          11        12,554
                                      --------     ----------    --------    ----------
        Total liabilities.........       9,115            400          66        15,311
                                      --------     ----------    --------    ----------
Net assets........................    $652,021     $1,555,776    $719,374    $5,330,496
                                      ========     ==========    ========    ==========
Net assets consist of:
  Contractholders' net payments...    $705,932     $1,622,461    $816,253    $5,888,281
  Cost of insurance withdrawals
    (Note 3)......................     (88,135)      (304,221)   (164,506)     (923,486)
  Undistributed net investment
    income........................      18,034         91,808      28,936       365,701
  Accumulated net realized gain on
    investments...................       5,741         61,956      16,766             0
  Unrealized appreciation
    (depreciation) of
    investments...................      10,449         83,772      21,925             0
                                      --------     ----------    --------    ----------
Net assets........................    $652,021     $1,555,776    $719,374    $5,330,496
                                      ========     ==========    ========    ==========
Number of units outstanding* .....      51,260        104,745      57,728       449,645
                                      --------     ----------    --------    ----------
Net asset value per unit
  outstanding* ...................    $  12.72     $   14.85     $  12.46    $    11.85
                                      ========     ==========    ========    ==========

                                                              MONYEQUITY MASTER
                                    ---------------------------------------------------------------------
                                                        ENTERPRISE ACCUMULATION TRUST
                                    ---------------------------------------------------------------------
                                                                               INTERNATIONAL   HIGH YIELD
                                      EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                    -----------   -----------   ------------   -------------   ----------
              ASSETS
Investments at cost (Note 4)......  $29,267,109   $17,465,483   $ 92,486,951    $7,465,956     $3,681,980
                                    ===========   ===========   ============    ==========     ==========
Investments in Enterprise
  Accumulation Trust at net asset
  value (Note 2)..................  $30,077,398   $17,326,567   $ 91,853,472    $7,618,801     $3,535,771
Investments in MONY Series Fund,
  Inc. at net asset value (Note
  2)..............................            0             0              0             0              0
Amount due from Enterprise
  Accumulation Trust..............       13,686         5,946         36,505         2,166          1,550
Amount due from MONY America......        5,988         3,942          7,552           637            586
Amount due from MONY Series Fund,
  Inc.............................            0             0              0             0              0
                                    -----------   -----------   ------------    ----------     ----------
        Total assets..............   30,097,072    17,336,455     91,897,529     7,621,604      3,537,907
                                    -----------   -----------   ------------    ----------     ----------
           LIABILITIES
Amount due to Enterprise
  Accumulation Trust..............        5,988         3,942          7,552           637            586
Amount due to MONY America........       13,686         5,946         36,505         2,166          1,550
Amount due to MONY Series Fund,
  Inc.............................            0             0              0             0              0
                                    -----------   -----------   ------------    ----------     ----------
        Total liabilities.........       19,674         9,888         44,057         2,803          2,136
                                    -----------   -----------   ------------    ----------     ----------
Net assets........................  $30,077,398   $17,326,567   $ 91,853,472    $7,618,801     $3,535,771
                                    ===========   ===========   ============    ==========     ==========
Net assets consist of:
  Contractholders' net payments...  $31,708,512   $17,792,682   $ 94,994,106    $8,279,552     $3,923,901
  Cost of insurance withdrawals
    (Note 3)......................   (6,356,307)   (3,239,637)   (19,694,177)   (1,552,052)      (698,846)
  Undistributed net investment
    income........................    1,671,285     1,649,083      9,179,832       425,563        404,804
  Accumulated net realized gain on
    investments...................    2,243,619     1,263,355      8,007,190       312,893         52,121
  Unrealized appreciation
    (depreciation) of
    investments...................      810,289      (138,916)      (633,479)      152,845       (146,209)
                                    -----------   -----------   ------------    ----------     ----------
Net assets........................  $30,077,398   $17,326,567   $ 91,853,472    $7,618,801     $3,535,771
                                    ===========   ===========   ============    ==========     ==========
Number of units outstanding* .....    1,373,480       874,371      4,216,748       475,982        245,156
                                    -----------   -----------   ------------    ----------     ----------
Net asset value per unit
  outstanding* ...................  $     21.90   $     19.82   $      21.78    $    16.01     $    14.42
                                    ===========   ===========   ============    ==========     ==========

---------------
* Units outstanding have been rounded for presentation purposes.
                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                        STRATEGIST
                                      ------------------------------------------------------------------------------
                                                                  MONY SERIES FUND, INC.
                                      ------------------------------------------------------------------------------
                                        EQUITY       EQUITY     INTERMEDIATE   LONG TERM                    MONEY
                                        GROWTH       INCOME      TERM BOND        BOND      DIVERSIFIED     MARKET
                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                      ----------   ----------   ------------   ----------   -----------   ----------
Dividend income.....................   $138,443     $118,315      $  8,132      $  3,912     $ 261,166     $  3,735
Mortality and expense risk charges
  (Note 3)..........................     (5,155)      (4,392)         (935)         (418)       (6,828)        (434)
                                       --------     --------      --------      --------     ---------     --------
Net investment income...............    133,288      113,923         7,197         3,494       254,338        3,301
                                       --------     --------      --------      --------     ---------     --------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...............     83,899       70,294        26,174        11,980       244,465       17,192
  Cost of shares sold...............    (52,145)     (45,970)      (25,047)      (10,356)     (171,058)     (17,192)
                                       --------     --------      --------      --------     ---------     --------
Net realized gain on investments....     31,754       24,324         1,127         1,624        73,407            0
Net increase (decrease) in
  unrealized appreciation of
  investments.......................     26,614      (55,179)        1,982         1,198       (84,041)           0
                                       --------     --------      --------      --------     ---------     --------
Net realized and unrealized gain
  (loss) on investments.............     58,368      (30,855)        3,109         2,822       (10,634)           0
                                       --------     --------      --------      --------     ---------     --------
Net increase in net assets resulting
  from operations...................   $191,656     $ 83,068      $ 10,306      $  6,316     $ 243,704     $  3,301
                                       ========     ========      ========      ========     =========     ========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     MONYEQUITY MASTER
                                   -----------------------------------------------------
                                                  MONY SERIES FUND, INC.
                                   -----------------------------------------------------
                                   INTERMEDIATE   LONG TERM    GOVERNMENT      MONEY
                                    TERM BOND        BOND      SECURITIES      MARKET
                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                   ------------   ----------   ----------   ------------
Dividend income.................    $  14,696     $  53,185    $  18,282    $    167,557
Mortality and expense risk
  charges (Note 3)..............       (2,759)       (8,684)      (3,870)        (24,447)
                                    ---------     ---------    ---------    ------------
Net investment income...........       11,937        44,501       14,412         143,110
                                    ---------     ---------    ---------    ------------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...........      129,866       518,157      250,828      22,561,017
  Cost of shares sold...........     (125,053)     (464,446)    (240,034)    (22,561,017)
                                    ---------     ---------    ---------    ------------
Net realized gain on
  investments...................        4,813        53,711       10,794               0
Net increase (decrease) in
  unrealized appreciation of
  investments...................        5,189         5,771        5,587               0
                                    ---------     ---------    ---------    ------------
Net realized and unrealized gain
  (loss) on investments.........       10,002        59,482       16,381               0
                                    ---------     ---------    ---------    ------------
Net increase in net assets
  resulting from operations.....    $  21,939     $ 103,983    $  30,793    $    143,110
                                    =========     =========    =========    ============

                                                            MONYEQUITY MASTER
                                  ---------------------------------------------------------------------
                                                      ENTERPRISE ACCUMULATION TRUST
                                  ---------------------------------------------------------------------
                                                                             INTERNATIONAL   HIGH YIELD
                                    EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  -----------   -----------   ------------   -------------   ----------
Dividend income.................  $ 1,305,382   $ 1,037,569   $  7,035,689    $   352,610    $ 263,918
Mortality and expense risk
  charges (Note 3)..............     (173,004)      (94,319)      (575,478)       (42,760)     (20,051)
                                  -----------   -----------   ------------    -----------    ---------
Net investment income...........    1,132,378       943,250      6,460,211        309,850      243,867
                                  -----------   -----------   ------------    -----------    ---------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales...........    6,165,465     3,785,091     18,055,194      1,538,299      804,131
  Cost of shares sold...........   (4,866,214)   (2,904,815)   (13,791,374)    (1,390,455)    (788,311)
                                  -----------   -----------   ------------    -----------    ---------
Net realized gain on
  investments...................    1,299,251       880,276      4,263,820        147,844       15,820
Net increase (decrease) in
  unrealized appreciation of
  investments...................     (555,041)     (781,462)    (6,000,861)       260,368     (184,965)
                                  -----------   -----------   ------------    -----------    ---------
Net realized and unrealized gain
  (loss) on investments.........      744,210        98,814     (1,737,041)       408,212     (169,145)
                                  -----------   -----------   ------------    -----------    ---------
Net increase in net assets
  resulting from operations.....  $ 1,876,588   $ 1,042,064   $  4,723,170    $   718,062    $  74,722
                                  ===========   ===========   ============    ===========    =========

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        STRATEGIST
                                  --------------------------------------------------------------------------------------
                                                                  MONY SERIES FUND, INC.
                                  --------------------------------------------------------------------------------------
                                     EQUITY GROWTH         EQUITY INCOME        INTERMEDIATE TERM         LONG TERM
                                      SUBACCOUNT             SUBACCOUNT          BOND SUBACCOUNT       BOND SUBACCOUNT
                                  -------------------   --------------------   -------------------   -------------------
                                    1998       1997       1998       1997        1998       1997       1998       1997
                                  --------   --------   --------   ---------   --------   --------   --------   --------
From operations:
  Net investment income.........  $133,288   $ 53,040   $113,923   $  76,627   $  7,197   $  9,374   $  3,494   $  5,147
  Net realized gain on
    investments.................    31,754     33,607     24,324      84,704      1,127      1,672      1,624      3,780
  Net increase (decrease) in
    unrealized appreciation of
    investments.................    26,614    101,936    (55,179)     32,332      1,982        288      1,198        649
                                  --------   --------   --------   ---------   --------   --------   --------   --------
Net increase in net assets
  resulting from operations.....   191,656    188,583     83,068     193,663     10,306     11,334      6,316      9,576
                                  --------   --------   --------   ---------   --------   --------   --------   --------
From unit transactions:
  Net proceeds from the issuance
    of units....................    47,550     35,646     31,012      39,172      8,787      8,194      4,168      4,547
  Net asset value of units
    redeemed or used to meet
    contract obligations........   (76,005)   (59,621)   (60,685)   (193,625)   (25,134)   (40,032)   (11,205)   (37,821)
                                  --------   --------   --------   ---------   --------   --------   --------   --------
Net decrease from unit
  transactions..................   (28,455)   (23,975)   (29,673)   (154,453)   (16,347)   (31,838)    (7,037)   (33,274)
                                  --------   --------   --------   ---------   --------   --------   --------   --------
Net increase (decrease) in net
  assets........................   163,201    164,608     53,395      39,210     (6,041)   (20,504)      (721)   (23,698)
Net assets beginning of year....   798,134    633,526    705,660     666,450    156,537    177,041     71,555     95,253
                                  --------   --------   --------   ---------   --------   --------   --------   --------
Net assets end of year*.........  $961,335   $798,134   $759,055   $ 705,660   $150,496   $156,537   $ 70,834   $ 71,555
                                  ========   ========   ========   =========   ========   ========   ========   ========
Units outstanding beginning of
  year..........................    14,506     14,958     12,292      15,149      6,639      8,041      2,334      3,504
Units issued during the year....       803        747        526         783        363        362        127        165
Units redeemed during the
  year..........................    (1,302)    (1,199)    (1,010)     (3,640)    (1,025)    (1,764)      (349)    (1,335)
                                  --------   --------   --------   ---------   --------   --------   --------   --------
Units outstanding end of year...    14,007     14,506     11,808      12,292      5,977      6,639      2,112      2,334
                                  ========   ========   ========   =========   ========   ========   ========   ========
---------------
* Includes undistributed net
  investment income of:           $301,309   $168,021   $441,681   $ 327,758   $171,031   $163,834   $103,589   $100,095

                                                   STRATEGIST
                                  ---------------------------------------------
                                             MONY SERIES FUND, INC.
                                  ---------------------------------------------
                                        DIVERSIFIED            MONEY MARKET
                                        SUBACCOUNT              SUBACCOUNT
                                  -----------------------   -------------------
                                     1998         1997        1998       1997
                                  ----------   ----------   --------   --------
From operations:
  Net investment income.........  $  254,338   $   77,745   $  3,301   $  3,689
  Net realized gain on
    investments.................      73,407      100,092          0          0
  Net increase (decrease) in
    unrealized appreciation of
    investments.................     (84,041)      59,772          0          0
                                  ----------   ----------   --------   --------
Net increase in net assets
  resulting from operations.....     243,704      237,609      3,301      3,689
                                  ----------   ----------   --------   --------
From unit transactions:
  Net proceeds from the issuance
    of units....................      63,685       77,730      6,765      6,471
  Net asset value of units
    redeemed or used to meet
    contract obligations........    (183,727)    (287,917)   (16,512)   (19,886)
                                  ----------   ----------   --------   --------
Net decrease from unit
  transactions..................    (120,042)    (210,187)    (9,747)   (13,415)
                                  ----------   ----------   --------   --------
Net increase (decrease) in net
  assets........................     123,662       27,422     (6,446)    (9,726)
Net assets beginning of year....   1,111,163    1,083,741     75,563     85,289
                                  ----------   ----------   --------   --------
Net assets end of year*.........  $1,234,825   $1,111,163   $ 69,117   $ 75,563
                                  ==========   ==========   ========   ========
Units outstanding beginning of
  year..........................      28,291       34,279      4,207      4,970
Units issued during the year....       1,509        2,219        369        368
Units redeemed during the
  year..........................      (4,235)      (8,207)      (898)    (1,131)
                                  ----------   ----------   --------   --------
Units outstanding end of year...      25,565       28,291      3,678      4,207
                                  ==========   ==========   ========   ========
---------------
* Includes undistributed net
  investment income of:           $  787,844   $  533,506   $ 80,477   $ 77,176

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       MONYEQUITY MASTER
                               --------------------------------------------------------------------------------------------------
                                                                     MONY SERIES FUND, INC.
                               --------------------------------------------------------------------------------------------------
                                INTERMEDIATE TERM          LONG TERM               GOVERNMENT                    MONEY
                                      BOND                    BOND                 SECURITIES                   MARKET
                                   SUBACCOUNT              SUBACCOUNT              SUBACCOUNT                 SUBACCOUNT
                               -------------------   ----------------------   ---------------------   ---------------------------
                                 1998       1997        1998        1997        1998        1997          1998           1997
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
From operations:
  Net investment income......  $ 11,937   $  5,087   $   44,501   $  36,542   $  14,412   $  11,060   $    143,110   $    115,801
  Net realized gain on
    investments..............     4,813      1,269       53,711       6,284      10,794       4,933              0              0
  Net increase in unrealized
    appreciation of
    investments..............     5,189      3,027        5,771      56,115       5,587       9,241              0              0
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net increase in net assets
  resulting from
  operations.................    21,939      9,383      103,983      98,941      30,793      25,234        143,110        115,801
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
From unit transactions:
  Net proceeds from the
    issuance of units........   495,470    172,340      910,497     471,749     389,606     288,293     21,592,510     20,219,389
  Net asset value of units
    redeemed or used to meet
    contract obligations.....   (99,753)   (38,182)    (407,166)   (236,759)   (199,430)   (107,779)   (20,103,798)   (20,985,756)
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net increase (decrease) from
  unit transactions..........   395,717    134,158      503,331     234,990     190,176     180,514      1,488,712       (766,367)
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net increase (decrease) in
  net assets.................   417,656    143,541      607,314     333,931     220,969     205,748      1,631,822       (650,566)
Net assets beginning of
  year.......................   234,365     90,824      948,462     614,531     498,405     292,657      3,698,674      4,349,240
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Net assets end of year*......  $652,021   $234,365   $1,555,776   $ 948,462   $ 719,374   $ 498,405   $  5,330,496   $  3,698,674
                               ========   ========   ==========   =========   =========   =========   ============   ============
Units outstanding beginning
  of year....................    19,650      8,138       69,779      50,910      42,420      26,498        325,979        400,565
Units issued during the
  year.......................    39,723     14,831       63,831      37,613      31,996      25,322      1,861,351      1,818,649
Units redeemed during the
  year.......................    (8,113)    (3,319)     (28,865)    (18,744)    (16,688)     (9,400)    (1,737,685)    (1,893,235)
                               --------   --------   ----------   ---------   ---------   ---------   ------------   ------------
Units outstanding end of
  year.......................    51,260     19,650      104,745      69,779      57,728      42,420        449,645        325,979
                               ========   ========   ==========   =========   =========   =========   ============   ============
---------------
* Includes undistributed net
  investment income of:        $ 18,034   $  6,097   $   91,808   $  47,307   $  28,936   $  14,524   $    365,701   $    222,591

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  MONYEQUITY MASTER
                                  ----------------------------------------------------------------------------------
                                                            ENTERPRISE ACCUMULATION TRUST
                                  ----------------------------------------------------------------------------------

                                           EQUITY                     SMALL CAP                    MANAGED
                                         SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                  -------------------------   -------------------------   --------------------------
                                     1998          1997          1998          1997           1998          1997
                                  -----------   -----------   -----------   -----------   ------------   -----------
From operations:
  Net investment income.........  $ 1,132,378   $   467,545   $   943,250   $   660,447   $  6,460,211   $ 2,400,789
  Net realized gain on
    investments.................    1,299,251       746,120       880,276       342,745      4,263,820     2,836,432
  Net increase (decrease) in
    unrealized appreciation of
    investments.................     (555,041)      984,236      (781,462)      568,217     (6,000,861)    3,108,829
                                  -----------   -----------   -----------   -----------   ------------   -----------
Net increase in net assets
  resulting from operations.....    1,876,588     2,197,901     1,042,064     1,571,409      4,723,170     8,346,050
                                  -----------   -----------   -----------   -----------   ------------   -----------
From unit transactions:
  Net proceeds from the issuance
    of units....................   17,178,981    11,812,002    11,226,613     5,248,401     43,195,093    36,238,986
  Net asset value of units
    redeemed or used to meet
    contract obligations........   (5,460,969)   (2,656,849)   (3,126,835)   (1,072,152)   (16,133,792)   (9,726,108)
                                  -----------   -----------   -----------   -----------   ------------   -----------
Net increase from unit
  transactions..................   11,718,012     9,155,153     8,099,778     4,176,249     27,061,301    26,512,878
                                  -----------   -----------   -----------   -----------   ------------   -----------
Net increase in net assets......   13,594,600    11,353,054     9,141,842     5,747,658     31,784,471    34,858,928
Net assets beginning of year....   16,482,798     5,129,744     8,184,725     2,437,067     60,069,001    25,210,073
                                  -----------   -----------   -----------   -----------   ------------   -----------
Net assets end of year*.........  $30,077,398   $16,482,798   $17,326,567   $ 8,184,725   $ 91,853,472   $60,069,001
                                  ===========   ===========   ===========   ===========   ============   ===========
Units outstanding beginning of
  year..........................      821,090       319,002       449,403       191,743      2,954,670     1,532,486
Units issued during the year....      812,747       647,931       594,256       326,703      2,028,359     1,945,611
Units redeemed during the
  year..........................     (260,357)     (145,843)     (169,288)      (69,043)      (766,281)     (523,427)
                                  -----------   -----------   -----------   -----------   ------------   -----------
Units outstanding end of year...    1,373,480       821,090       874,371       449,403      4,216,748     2,954,670
                                  ===========   ===========   ===========   ===========   ============   ===========
---------------
* Includes undistributed net
  investment income of:           $ 1,671,285   $   538,907   $ 1,649,083   $   705,833   $  9,179,832   $ 2,719,621

                                                  MONYEQUITY MASTER
                                  --------------------------------------------------
                                            ENTERPRISE ACCUMULATION TRUST
                                  --------------------------------------------------
                                       INTERNATIONAL               HIGH YIELD
                                           GROWTH                     BOND
                                         SUBACCOUNT                SUBACCOUNT
                                  ------------------------   -----------------------
                                     1998          1997         1998         1997
                                  -----------   ----------   ----------   ----------
From operations:
  Net investment income.........  $   309,850   $   98,833   $  243,867   $  111,190
  Net realized gain on
    investments.................      147,844      135,511       15,820       35,931
  Net increase (decrease) in
    unrealized appreciation of
    investments.................      260,368     (204,105)    (184,965)      12,532
                                  -----------   ----------   ----------   ----------
Net increase in net assets
  resulting from operations.....      718,062       30,239       74,722      159,653
                                  -----------   ----------   ----------   ----------
From unit transactions:
  Net proceeds from the issuance
    of units....................    4,158,036    3,034,936    2,119,601    1,268,282
  Net asset value of units
    redeemed or used to meet
    contract obligations........   (1,336,551)    (717,365)    (598,271)    (319,664)
                                  -----------   ----------   ----------   ----------
Net increase from unit
  transactions..................    2,821,485    2,317,571    1,521,330      948,618
                                  -----------   ----------   ----------   ----------
Net increase in net assets......    3,539,547    2,347,810    1,596,052    1,108,271
Net assets beginning of year....    4,079,254    1,731,444    1,939,719      831,448
                                  -----------   ----------   ----------   ----------
Net assets end of year*.........  $ 7,618,801   $4,079,254   $3,535,771   $1,939,719
                                  ===========   ==========   ==========   ==========
Units outstanding beginning of
  year..........................      290,466      128,820      138,275       66,709
Units issued during the year....      275,608      211,751      148,827       95,695
Units redeemed during the
  year..........................      (90,092)     (50,105)     (41,946)     (24,129)
                                  -----------   ----------   ----------   ----------
Units outstanding end of year...      475,982      290,466      245,156      138,275
                                  ===========   ==========   ==========   ==========
---------------
* Includes undistributed net
  investment income of:           $   425,563   $  115,713   $  404,804   $  160,937

                       See notes to financial statements.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985 by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (Strategist), Variable Universal Life (MONYEquity Master and MONY Custom Equity Master) and Corporate Sponsored Variable Universal Life Insurance policies. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). For presentation purposes, the information related to the Variable Life (Strategist) and Variable Universal Life (MONYEquity Master) Insurance policies is presented here.

     There are currently six Strategist Subaccounts and nine MONYEquity Master Subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund") or the Enterprise Accumulation Trust ("Enterprise") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     A full presentation of the related financial statements and footnotes of the Fund and Enterprise are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investment:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolio, net asset values are based upon market valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on amortized cost of the securities held which approximates value.

  Taxes:

     MONY America is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY America is the legal owner of the assets held by the Variable Account.

     Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

     The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders are deducted on each monthly date from the cash value of the contract to compensate MONY America. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Strategist and MONYEquity Master Subaccounts for 1998 aggregated $16,555,277.

     MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of .60 percent (for the Strategist Subaccounts) and .75 percent (for the MONYEquity Master Subaccounts) of average daily net assets of the subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                            MONY SERIES FUND, INC.
                                  --------------------------------------------------------------------------
                                   EQUITY      EQUITY     INTERMEDIATE   LONG TERM                   MONEY
                                   GROWTH      INCOME      TERM BOND       BOND      DIVERSIFIED    MARKET
                                  PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                  ---------   ---------   ------------   ---------   -----------   ---------
Shares beginning of year:
  Shares........................    22,121      26,039        14,077        5,245        53,914      75,563
  Amount........................  $546,247    $487,414      $148,164     $ 63,055    $  806,595    $ 75,563
                                  --------    --------      --------     --------    ----------    --------
Shares acquired:
  Shares........................     1,464       1,429           801          331         6,247       7,011
  Amount........................  $ 50,289    $ 36,229      $  8,892     $  4,525    $  117,595    $  7,011
Shares received for reinvestment
  of dividends:
  Shares........................     4,089       4,582           759          300        14,780       3,735
  Amount........................  $138,443    $118,315      $  8,132     $  3,912    $  261,166    $  3,735
Shares redeemed:
  Shares........................    (2,508)     (2,799)       (2,354)        (878)      (12,921)    (17,192)
  Amount........................  $(52,145)   $(45,970)     $(25,047)    $(10,356)   $ (171,058)   $(17,192)
                                  --------    --------      --------     --------    ----------    --------
Net change:
  Shares........................     3,045       3,212          (794)        (247)        8,106      (6,446)
  Amount........................  $136,587    $108,574      $ (8,023)    $ (1,919)   $  207,703    $ (6,446)
                                  --------    --------      --------     --------    ----------    --------
Shares end of year:
  Shares........................    25,166      29,251        13,283        4,998        62,020      69,117
  Amount........................  $682,834    $595,988      $140,141     $ 61,136    $1,014,298    $ 69,117
                                  ========    ========      ========     ========    ==========    ========

                                  MONY AMERICA

                               VARIABLE ACCOUNT L

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)

     Investments in MONY Series Fund, Inc. and Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                      MONY SERIES FUND, INC.
                       -----------------------------------------------------
                                         LONG
                       INTERMEDIATE      TERM      GOVERNMENT      MONEY
                        TERM BOND        BOND      SECURITIES      MARKET
                        PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                       ------------   ----------   ----------   ------------
Shares beginning of
  year:
  Shares.............      21,076     $   69,535      45,767       3,698,674
  Amount.............   $ 229,105     $  870,461   $ 482,067    $  3,698,674
                        ---------     ----------   ---------    ------------
Shares acquired:
  Shares.............      46,749         73,783      39,894      24,025,282
  Amount.............   $ 522,824     $1,012,804   $ 437,134    $ 24,025,282
Shares received for
  reinvestment of
  dividends:
  Shares.............       1,372          4,085       1,728         167,557
  Amount.............   $  14,696     $   53,185   $  18,282    $    167,557
Shares redeemed:
  Shares.............     (11,649)       (37,609)    (22,987)    (22,561,017)
  Amount.............   $(125,053)    $ (464,446)  $(240,034)   $(22,561,017)
                        ---------     ----------   ---------    ------------
Net change:
  Shares.............      36,472         40,259      18,635       1,631,822
  Amount.............   $ 412,467     $  601,543   $ 215,382    $  1,631,822
                        ---------     ----------   ---------    ------------
Shares end of year:
  Shares.............      57,548        109,794      64,402       5,330,496
  Amount.............   $ 641,572     $1,472,004   $ 697,449    $  5,330,496
                        =========     ==========   =========    ============

                                           ENTERPRISE ACCUMULATION TRUST
                       ---------------------------------------------------------------------
                                                                                     HIGH
                                                                  INTERNATIONAL     YIELD
                         EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                        PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO
                       -----------   -----------   ------------   -------------   ----------
Shares beginning of
  year:
  Shares.............      469,730       306,544      1,473,001        660,074       339,706
  Amount.............  $15,117,468   $ 7,542,179   $ 54,701,619    $ 4,186,777    $1,900,963
                       -----------   -----------   ------------    -----------    ----------
Shares acquired:
  Shares.............      478,902       425,502      1,044,855        650,298       414,614
  Amount.............  $17,710,473   $11,790,550   $ 44,541,017    $ 4,317,024    $2,305,410
Shares received for
  reinvestment of
  dividends:
  Shares.............       35,588        39,617        173,464         54,331        48,034
  Amount.............  $ 1,305,382   $ 1,037,569   $  7,035,689    $   352,610    $  263,918
Shares redeemed:
  Shares.............     (167,343)     (138,382)      (426,688)      (234,317)     (143,923)
  Amount.............  $(4,866,214)  $(2,904,815)  $(13,791,374)   $(1,390,455)   $ (788,311)
                       -----------   -----------   ------------    -----------    ----------
Net change:
  Shares.............      347,147       326,737        791,631        470,312       318,725
  Amount.............  $14,149,641   $ 9,923,304   $ 37,785,332    $ 3,279,179    $1,781,017
                       -----------   -----------   ------------    -----------    ----------
Shares end of year:
  Shares.............      816,877       633,281      2,264,632      1,130,386       658,431
  Amount.............  $29,267,109   $17,465,483   $ 92,486,951    $ 7,465,956    $3,681,980
                       ===========   ===========   ============    ===========    ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of MONY Life Insurance Company of America

     In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
February 8, 2001

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                2000        1999
                                                              --------    --------
                                                                ($ IN MILLIONS)
                                      ASSETS
INVESTMENTS:
  Fixed maturity securities available-for-sale, at fair
     value..................................................  $1,014.7    $1,048.8
  Mortgage loans on real estate (Note 8)....................     116.1       165.0
  Policy loans..............................................      69.4        58.8
  Real estate (Note 8)......................................       5.4         6.9
  Other invested assets.....................................       3.4         2.3
                                                              --------    --------
                                                               1,209.0     1,281.8
Cash and cash equivalents...................................     104.8        28.9
Accrued investment income...................................      19.2        20.4
Amounts due from reinsurers.................................      30.7        18.6
Deferred policy acquisition costs...........................     483.5       406.4
Current Federal Income Taxes................................      14.9         2.3
Other assets................................................       4.4        24.9
Separate account assets.....................................   4,064.4     4,387.2
                                                              --------    --------
          Total assets......................................  $5,930.9    $6,170.5
                                                              ========    ========
                       LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits......................................  $  134.8    $  123.4
Policyholders' account balances.............................   1,154.9     1,154.1
Other policyholders' liabilities............................      68.9        54.0
Accounts payable and other liabilities......................      33.2        79.5
Note payable to affiliate...................................      46.9        49.0
Deferred federal income taxes (Note 5)......................      48.3        19.4
Separate account liabilities................................   4,064.4     4,387.2
                                                              --------    --------
          Total liabilities.................................   5,551.4     5,866.6
Commitments and contingencies (Notes 12)
  Common stock $1.00 par value; 5,000,000 shares authorized,
     2,500,000 issued and outstanding.......................       2.5         2.5
Capital in excess of par....................................     249.7       199.7
Retained earnings...........................................     128.3       109.0
Accumulated other comprehensive income/(loss)...............      (1.0)       (7.3)
                                                              --------    --------
          Total shareholder's equity........................     379.5       303.9
                                                              --------    --------
          Total liabilities and shareholder's equity........  $5,930.9    $6,170.5
                                                              ========    ========

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998

                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
REVENUES:
Universal life and investment-type product policy fees......  $158.2    $143.1    $122.0
Premiums....................................................    37.3       9.2       1.7
Net investment income (Note 6)..............................    92.7      94.7      94.6
Net realized gains (losses) on investments (Note 6).........    (5.1)     (0.3)      7.1
Other income................................................    12.1       7.6       7.6
                                                              ------    ------    ------
                                                               295.2     254.3     233.0
                                                              ------    ------    ------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................    68.1      43.6      34.9
Interest credited to policyholders' account balances........    62.4      63.5      65.1
Amortization of deferred policy acquisition costs...........    48.8      43.5      35.5
Other operating costs and expenses..........................    88.6      73.8      75.6
                                                              ------    ------    ------
                                                               267.9     224.4     211.1
                                                              ------    ------    ------
Income before income taxes..................................    27.3      29.9      21.9
Income tax expense..........................................     8.0      10.5       7.7
                                                              ------    ------    ------
Net income..................................................    19.3      19.4      14.2
Other comprehensive income/(loss), net (Note 6).............     6.3     (15.3)      1.1
                                                              ------    ------    ------
Comprehensive income........................................  $ 25.6    $  4.1    $ 15.3
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                              ACCUMULATED
                                                       CAPITAL                   OTHER           TOTAL
                                             COMMON   IN EXCESS   RETAINED   COMPREHENSIVE   SHAREHOLDER'S
                                             STOCK     OF PAR     EARNINGS   INCOME/(LOSS)      EQUITY
                                             ------   ---------   --------   -------------   -------------
Balance, December 31, 1997.................    2.5      177.2        75.4          6.9           262.0
Capital contribution.......................              12.5                                     12.5
Comprehensive income:
  Net income...............................                          14.2                         14.2
  Other comprehensive income:
     Unrealized gains on investments, net
       of unrealized losses,
       reclassification adjustments, and
       taxes (Note 6)......................                                        1.1             1.1
                                              ----     ------      ------       ------          ------
Comprehensive income.......................                                                       15.3
                                              ----     ------      ------       ------          ------
Balance, December 31, 1998.................    2.5      189.7        89.6          8.0           289.8
Capital contribution.......................              10.0                                     10.0
Comprehensive income:
  Net income...............................                          19.4                         19.4
  Other comprehensive income:
     Unrealized losses on investments, net
       of unrealized gains,
       reclassification adjustments, and
       taxes (Note 6)......................                                      (15.3)          (15.3)
                                              ----     ------      ------       ------          ------
Comprehensive income/(loss)................                                                        4.1
                                              ----     ------      ------       ------          ------
Balance, December 31, 1999.................   $2.5     $199.7      $109.0       $ (7.3)         $303.9
Capital contribution.......................              50.0                                     50.0
Comprehensive income:
  Net income...............................                          19.3                         19.3
Other comprehensive income:
     Unrealized gains on investments, net
       of unrealized losses,
       reclassification adjustments, and
       taxes (Note 6)......................                                        6.3             6.3
                                              ----     ------      ------       ------          ------
Comprehensive income.......................                                                       25.6
                                              ----     ------      ------       ------          ------
Balance, December 31, 2000.................   $2.5     $249.7      $128.3       $ (1.0)         $379.5
                                              ====     ======      ======       ======          ======

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                               2000       1999       1998
                                                              -------    -------    -------
                                                                     ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 2):
Net income..................................................  $  19.3    $  19.4    $  14.2
Adjustments to reconcile net income to net cash (used in)
  operating activities:
  Interest credited to policyholders' account balances......     57.5       65.5       64.1
  Universal life and investment-type product policy fee
     income.................................................    (87.0)    (102.9)    (107.0)
  Capitalization of deferred policy acquisition costs.......   (130.3)     (96.8)     (74.9)
  Amortization of deferred policy acquisition costs.........     48.8       43.5       35.5
  Provision for depreciation and amortization...............     (0.4)       0.2        1.0
  Provision for deferred federal income taxes...............     25.6       13.9       (1.1)
  Net realized gains on investments.........................      5.1        0.3       (7.1)
  Change in other assets and accounts payable and other
     liabilities............................................    (46.5)       6.3       45.3
  Change in future policy benefits..........................     11.4        4.4        5.9
  Change in other policyholders' liabilities................     14.9       (2.8)      15.7
  Change in current federal income taxes payable............    (12.6)     (15.6)      (4.6)
                                                              -------    -------    -------
Net cash (used in) operating activities.....................    (94.2)     (64.6)     (13.0)
                                                              -------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities..........................................    223.2      289.6      171.4
  Equity securities.........................................      0.0        0.0        0.8
  Mortgage loans on real estate.............................     68.2       24.5       37.6
  Real estate...............................................      2.3        1.2       17.0
  Other invested assets.....................................      0.0        3.9        0.6
Acquisitions of investments:
  Fixed maturities..........................................   (170.0)    (352.3)    (109.2)
  Equity securities.........................................     (0.3)      (0.2)      (0.1)
  Mortgage loans on real estate.............................    (19.3)     (69.7)     (24.3)
  Real estate...............................................     (0.9)      (0.7)      (0.6)
  Other invested assets.....................................     (0.8)      (0.5)      (0.3)
  Policy loans, net.........................................    (10.6)      (6.6)      (6.2)
  Other, net................................................       --        0.5       (0.5)
                                                              -------    -------    -------
Net cash (used in)/provided by investing activities.........  $  91.8    $(110.3)   $  86.2
                                                              -------    -------    -------

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                            STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                               2000         1999        1998
                                                             ---------    ---------    -------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Note payable to affiliate................................  $     0.0    $    50.5    $   0.0
  Repayments of note to affiliate..........................       (2.1)        (1.5)       0.0
  Receipts from annuity and universal life policies
     credited to policyholders' account balances...........    1,538.6      1,395.4      811.8
  Return of policyholders' account balances on annuity
     policies and universal life policies..................   (1,508.2)    (1,384.0)    (797.6)
  Capital contribution.....................................       50.0         10.0        0.0
                                                             ---------    ---------    -------
Net cash provided by/(used in) financing activities........       78.3         70.4       14.2
                                                             ---------    ---------    -------
Net increase/(decrease) in cash and cash equivalents.......       75.9       (104.5)      87.4
Cash and cash equivalents, beginning of year...............       28.9        133.4       46.0
                                                             ---------    ---------    -------
Cash and cash equivalents, end of year.....................  $   104.8    $    28.9    $ 133.4
                                                             =========    =========    =======
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes...............................................  $    (5.0)   $    12.1    $  13.4
Interest...................................................  $     3.3    $     2.5    $    --

                See accompanying notes to financial statements.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS:

     MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company of New York ("MONY Life"), formerly The Mutual Life Insurance Company of New York, which converted from a mutual life insurance company to a stock life insurance company (the "Demutualization"). MONY Life is a wholly-owned subsidiary of The MONY Group, Inc. (the "MONY Group").

     The Company's primary business is to provide asset accumulation and life insurance products to business owners, growing families, and pre-retirees. The Company's insurance and financial products are marketed and distributed directly to individuals primarily through MONY Life's career agency sales force. These products are sold throughout the United States (except New York) and Puerto Rico.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. Unrealized gains and losses on fixed maturity securities are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in

                     MONY LIFE INSURANCE COMPANY OF AMERICA
circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances.

     Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

     Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in discount rate. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     For non-participating term policies, DAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Policyholders' Account Balances and Future Policy Benefits

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

The weighted average interest crediting rate for universal life products was approximately 5.9%, 6.1% and 5.9% for the years ended December 31, 2000, 1999 and 1998, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.2%, 5.4% and 5.5% for each of the years ended December 31, 2000, 1999 and 1998, respectively.

     GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its parent, MONY Life, along with MONY Life's other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

  Reinsurance

     The Company has reinsured certain of its life insurance and annuity business with life contingencies with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 2000, 1999 and 1998, respectively, real estate of $0.0 million, $0.0 million and $0.5 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned real estate acquired in satisfaction of debt of $5.4 million and $6.9 million, respectively.

  New Accounting Pronouncements

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133, as amended by SFAS 137, is effective for all fiscal quarters of the fiscal years beginning after June 15, 2000. SFAS 137 delayed the effective date of SFAS 133 by one year. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

3.  RELATED PARTY TRANSACTIONS:

     MONY Life has a guarantee outstanding to one state that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to that states.

     At December 31, 2000 and 1999, approximately 13% and 11% of the Company's investments in mortgages were held through joint participation with MONY Life, respectively. In addition, 100% of the Company's real estate and joint venture investments were held through joint participation with MONY Life at December 31, 2000 and 1999.

     The Company and MONY Life are parties to an agreement whereby MONY Life agrees to reimburse the Company to the extent that the Company's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75% of the appraised value of the loan at origination for each such mortgage loan. Pursuant to the agreement, the Company received payments from MONY Life of $0.0 million, 0.0 million and $0.1 million for the years ending December 31, 2000, 1999 and 1998.

     The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 2000, 1999 and 1998, the Company incurred expenses of $55.9 million, 51.0 million and $59.8 million as a result of such

                     MONY LIFE INSURANCE COMPANY OF AMERICA
allocations. At December 31, 2000 and 1999 the Company had a payable to MONY Life in connection with this service agreement of $10.7 million and 10.3 million, respectively, which is reflected in Accounts Payable and Other Liabilities.

     The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company's investment portfolio. The amount of expenses incurred by the Company related to this agreement was $0.8 million, 0.8 million and $0.9 million for 2000, 1999 and 1998, respectively. In addition, the Company recorded an intercompany payable of $74,062 and $66,816 at December 31, 2000 and 1999, respectively, related to this agreement which is included in Accounts Payable and Other Liabilities in the balance sheet.

     In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $3.6 million, 4.0 million and $2.0 million for 2000, 1999 and 1998, respectively. In addition, the Company recorded an intercompany (receivable)/payable of $0.5 million and 0.2 million at December 31, 2000 and 1999, respectively, related to these agreements.

     The Company has purchased bonds issued by the New York City Industrial Development Agency for the benefit of MONY Life for its consolidation of site locations to New York City in 1997, and subsequent spending on tenant improvements, and furniture, fixtures, and equipment related to the New York City site. Debt service under the bonds is funded by lease payments by MONY Life to the bond trustee for the benefit of the bondholder (the Company). The bonds are held by the Company and are listed as affiliated bonds. The carrying value of these bonds is $1.5 million and $10.9 as of December 31, 2000, and December 31, 1999, respectively. The bond outstanding as of December 31, 2000 matures on December 31, 2013, and has an interest rate of 7.16%. The Company earned $0.1 million, $1.2 million, and $1.1 million of interest on these bonds for the years ended December 31, 2000, 1999, and 1998 respectively.

     The Company entered into a modified coinsurance agreement with U.S. Financial Life Insurance Company ("USFL"), an affiliate, effective January 1, 1999, whereby the Company agrees to reinsure 90% of all level term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90% of all term life and universal life insurance policies written by USFL, after January 1, 2000. Under the agreement, the Company will share in all premiums and benefits for such policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, the Company will reimburse USFL for its quota share of expense allowances, as defined in the agreement. At December 31, 2000 and 1999, the Company recorded a payable of $6.2 million and $7.8 million, respectively to USFL in connection with this agreement which is included in Accounts Payable and Other Liabilities in the balance sheet.

     The Company recorded capital contributions from MONY Life of $50.0 million, $10.0 million, and $12.5 million for the years ended December 31, 2000, 1999, and 1998, respectively.

     On March 5, 1999, the Company borrowed $50.5 million from MONY Benefits Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.75% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note as of December 31, 2000 is $46.9 million.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

4.  DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 2000, 1999 and 1998 are as follows:

                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
Balance, beginning of year..................................  $406.4    $318.6    $281.6
Cost deferred during the year...............................   139.8      96.8      75.0
Amortized to expense during the year........................   (48.8)    (43.5)    (35.5)
Effect on DAC from unrealized gains (losses)(see Note 2)....   (13.9)     34.5      (2.5)
                                                              ------    ------    ------
Balance, end of year........................................  $483.5    $406.4    $318.6
                                                              ======    ======    ======

5.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with MONY Life and MONY Life's other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:

                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
Federal income tax expense (benefit):
  Current...................................................  $(17.6)   $ (3.4)   $  8.8
  Deferred..................................................    25.6      13.9      (1.1)
                                                              ------    ------    ------
          Total.............................................  $  8.0    $ 10.5    $  7.7
                                                              ======    ======    ======

     Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
Tax at statutory rate.......................................  $  9.6    $ 10.5    $  7.7
Dividends received deduction................................    (1.7)     (1.1)     (1.1)
Other.......................................................     0.1       1.1       1.1
                                                              ------    ------    ------
Provision for income taxes..................................  $  8.0    $ 10.5    $  7.7
                                                              ======    ======    ======

     The Company's federal income tax returns for years through 1993 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes, which may become due with respect to open years.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The components of deferred tax liabilities and assets at December 31, 2000 and 1999 are as follows:

                                                               2000      1999
                                                              ------    ------
                                                              ($ IN MILLIONS)
Deferred policy acquisition costs...........................  $138.8    $117.0
Fixed maturities............................................     0.0       0.0
Other, net..................................................    (2.2)      7.8
                                                              ------    ------
          Total deferred tax liabilities....................  $136.6    $124.8
                                                              ------    ------
Policyholder and separate account liabilities...............    86.8      96.5
Real estate and mortgages...................................     0.9       0.7
Fixed maturities............................................     0.6       8.2
                                                              ------    ------
          Total deferred tax assets.........................    88.3     105.4
                                                              ------    ------
          Net deferred tax asset/(liability)................  $(48.3)   $(19.4)
                                                              ======    ======

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

6. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND OTHER COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 2000, 1999 and 1998 was derived from the following sources:

                                                              2000     1999     1998
                                                              -----    -----    -----
                                                                  ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities............................................  $75.0    $77.0    $77.2
Mortgage loans..............................................   11.2     11.6     11.0
Real estate.................................................    0.4      0.5      0.5
Policy loans................................................    4.5      3.8      3.6
Other investments (including cash & cash equivalents).......    5.9      6.6      5.3
                                                              -----    -----    -----
Total investment income.....................................   97.0     99.5     97.6
Investment expenses.........................................    4.3      4.8      3.0
                                                              -----    -----    -----
Net investment income.......................................  $92.7    $94.7    $94.6
                                                              =====    =====    =====

     Net realized gains (losses) on investments for the years ended December 31, 2000, 1999 and 1998 are summarized as follows:


                                                              2000     1999     1998
                                                              -----    -----    ----
                                                                 ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $(5.3)   $(0.2)   $2.6
Mortgage loans..............................................    0.1     (0.3)    1.4
Real estate.................................................    0.1     (0.5)    2.5
Other invested assets.......................................    0.0      0.7     0.6
                                                              -----    -----    ----
Net realized gains/(losses) on investments..................  $(5.1)   $(0.3)   $7.1
                                                              =====    =====    ====

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income for the years ended December 31, 2000, 1999 and 1998. Following is a summary of the change in unrealized investment gains (losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 2), which are reflected in Accumulated Other Comprehensive Income for the periods presented:

                                                               2000      1999     1998
                                                              ------    ------    -----
                                                                   ($ IN MILLIONS)
CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS, NET
Fixed maturities............................................  $ 23.4    $(58.0)   $ 4.8
Other.......................................................     0.0       0.0     (0.6)
                                                              ------    ------    -----
Subtotal....................................................    23.4     (58.0)     4.2
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC.......................................................   (13.9)     34.5     (2.5)
  Deferred federal income taxes.............................    (3.2)      8.2     (0.6)
                                                              ------    ------    -----
Change in unrealized gains (losses) on investments, net.....  $  6.3    $(15.3)   $ 1.1
                                                              ======    ======    =====

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2000, 1999 and 1998 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                              2000     1999     1998
                                                              ----    ------    -----
                                                                  ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments arising during
  period....................................................  $4.8    $(15.4)   $ 1.9
Reclassification adjustment for gains included in net
  income....................................................   1.5       0.1     (0.8)
                                                              ----    ------    -----
Unrealized gains (losses) on investments, net of
  reclassification adjustments..............................  $6.3    $(15.3)   $ 1.1
                                                              ====    ======    =====

     Unrealized gains (losses) on investments arising during the period reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $4.1 million, (8.2) million and $0.1 million, respectively, and $(17.0) million, 34.3 million and $(0.5) million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(0.8) million, 0.0 million and $0.5 million, respectively, and $3.2 million, $0.2 million and $(2.0) million, respectively, relating to the effect of such amounts on DAC.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

7.  INVESTMENTS:

  Fixed Maturity Securities Available-for-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000 and December 31, 1999 are as follows:

                                                                  GROSS            GROSS
                                              AMORTIZED         UNREALIZED      UNREALIZED          ESTIMATED
                                                COST              GAINS           LOSSES           FAIR VALUE
                                         -------------------   ------------    -------------   -------------------
                                           2000       1999     2000    1999    2000    1999      2000       1999
                                         --------   --------   -----   ----    -----   -----   --------   --------
                                                                      ($ IN MILLIONS)
US Treasury securities and obligations
  of US Government agencies............  $   32.0   $   26.6   $ 1.4   $0.0    $ 0.1   $ 1.1   $   33.3   $   25.5
Collateralized mortgage obligations:
  Government agency-backed.............      58.8       82.4     0.6    0.3      0.1     0.4       59.3       82.3
  Non-agency backed....................      33.1       34.4     0.8    0.6      0.0     0.3       33.9       34.7
Other asset-backed securities:
  Government agency-backed.............       0.0        0.1     0.0    0.0      0.0     0.0        0.0        0.1
  Non-agency backed....................      93.5      104.6     1.2    0.2      0.4     4.4       94.3      100.4
Utilities..............................      74.8      113.2     0.9    0.2      0.9     3.4       74.8      110.0
Corporate bonds........................     725.6      704.2    10.0    2.7     18.0    22.0      717.6      684.9
Affiliates.............................       1.5       11.3     0.0    0.0      0.0     0.4        1.5       10.9
                                         --------   --------   -----   ----    -----   -----   --------   --------
         Total.........................  $1,019.3   $1,076.8   $14.9   $4.0    $19.5   $32.0   $1,014.7   $1,048.8
                                         ========   ========   =====   ====    =====   =====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 2000 and 1999 is net of adjustments for impairments in value deemed to be other than temporary of $3.1 million and 0.5 million, respectively.

     At December 31, 2000 and 1999, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which, (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition or
(iv) are deemed to have other than temporary impairments to value, as "problem fixed maturity securities." At December 31, 2000 and 1999, the carrying value of problem fixed maturities held by the Company was $12.5 million and $4.8 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities of companies that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2000 and 1999, the carrying value of potential problem fixed maturities held by the Company was $6.2 million and $6.4 million, respective. In addition, at December 31, 2000 and 1999, the Company held no fixed maturity securities which have been restructured.

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 2000 are as follows:

                                                                       2000
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                                  ($ IN MILLIONS)
Due in one year or less.....................................  $   46.6      $   46.8
Due after one year through five years.......................     263.4         263.2
Due after five years through ten years......................     414.0         406.1
Due after ten years.........................................      79.2          79.0
                                                              --------      --------
          Subtotal..........................................     803.2         795.1
Mortgage-backed and other asset-backed securities...........     216.1         219.6
                                                              --------      --------
          Total.............................................  $1,019.3      $1,014.7
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities during 2000, 1999 and 1998 were $40.9 million, 80.1 million and $45.1 million, respectively. Gross gains of $0.5 million, 0.2 million and $0.7 million and gross losses of $2.1 million, 2.0 million and $0.1 million were realized on these sales, respectively.

8.  MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE

     Mortgage loans on real estate at December 31, 2000 and 1999 consist of the following:

                                                               2000      1999
                                                              ------    ------
                                                              ($ IN MILLIONS)
Commercial mortgage loans...................................  $ 49.7    $ 53.9
Agricultural and other loans................................    67.8     113.4
                                                              ------    ------
Total loans.................................................   117.5     167.3
Less: valuation allowances..................................    (1.4)     (2.3)
                                                              ------    ------
Mortgage loans, net of valuation allowances.................  $116.1    $165.0
                                                              ======    ======

     An analysis of the valuation allowances for 2000, 1999 and 1998 is as follows:

                                                              2000     1999     1998
                                                              -----    ----    ------
                                                                  ($ IN MILLIONS)
Balance, beginning of year..................................  $ 2.3    $1.9    $  2.5
Increase (decrease) in allowance............................   (0.3)    0.4      (0.4)
Reduction due to pay downs, pay offs, and sales.............   (0.6)    0.0       0.0
Transfers to real estate....................................    0.0     0.0      (0.2)
                                                              -----    ----    ------
Balance, end of year........................................  $ 1.4    $2.3    $  1.9
                                                              =====    ====    ======

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     Impaired mortgage loans along with related valuation allowances were as follows:

                                                               2000      1999
                                                              ------    ------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $ 9.3     $ 9.6
Loans that do not have valuation allowances.................    4.0       4.3
                                                              -----     -----
          Subtotal..........................................   13.3      13.9
Valuation allowances........................................   (0.2)     (0.5)
                                                              -----     -----
          Impaired mortgage loans, net of valuation
           allowances.......................................  $13.1     $13.4
                                                              =====     =====

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 2000 and 1999, the average recorded investment in impaired mortgage loans was approximately $13.2 million and $14.1 million, respectively. During 2000, 1999 and 1998, the Company recognized $0.7 million, $1.0 million and $1.1 million, respectively, of interest income on impaired loans.

     At December 31, 2000 and 1999, there were no mortgage loans which were non-income producing for the twelve months preceding such dates.

     At December 31, 2000 and 1999, the Company had restructured mortgage loans of $9.1 million and $11.9 million, respectively. Interest income of $0.7 million, 1.0 million and $1.0 million was recognized on restructured mortgage loans in 2000, 1999 and 1998, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.9 million in 2000, and $1.2 million for both 1999 and 1998.

     The carrying value of real estate is $5.4 million and $6.9 million as of December 31, 2000 and 1999, respectively. Real estate is categorized are either real estate to be disposed of or real estate held for investment.

     The carrying value of real estate to be disposed of as of December 31, 2000 was $2.3 million, net of $0.0 million relating to impairments taken upon foreclosure of mortgage loans and $1.2 million of accumulated depreciation.

     The carrying value of real estate to be disposed of as of December 31, 1999 was $1.6 million, net of $0.5 million relating to impairments taken upon foreclosure of mortgage loans and $0.2 million of accumulated depreciation.

     The carrying value of real estate held for investment as of December 31, 2000 was $3.1 million, net of $0.7 million relating to impairments taken upon foreclosure of mortgage loans and $1.0 million of accumulated depreciation. The carrying value of real estate held for investment as of December 31, 1999 was $5.3 million, net of $0.7 million relating to impairments taken upon foreclosure of mortgage loans and $1.9 million of accumulated depreciation.

     At December 31, 2000 and 1999, there was no real estate which was non-income producing for the twelve months preceding such dates.

     The carrying value of impaired real estate as of December 31, 2000 and 1999 was $3.1 million and $4.4 million, respectively. The depreciated cost of such real estate as of December 31, 2000 and 1999 was $5.1

                     MONY LIFE INSURANCE COMPANY OF AMERICA
million and $5.8 million before impairment writedowns of $1.0 million and $1.4 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. There were no losses recorded during 2000, 1999 and 1998 related to impaired real estate.

9.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 2000 was $47.9 million and is determined based on contractual cash flows discounted at markets rates.

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

10.  REINSURANCE:

     Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product, which utilizes a coinsurance agreement. The Company's general

                     MONY LIFE INSURANCE COMPANY OF AMERICA
practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                              2000     1999     1998
                                                              -----    -----    -----
                                                                  ($ IN MILLIONS)
Direct premiums.............................................  $13.2    $ 7.1    $ 2.5
Reinsurance assumed(1)......................................   29.8      4.0      0.0
Reinsurance ceded...........................................   (5.7)    (1.9)    (0.8)
                                                              -----    -----    -----
     Net premiums...........................................  $37.3    $ 9.2    $ 1.7
                                                              =====    =====    =====
Universal life and investment type product policy fee income
  ceded.....................................................  $20.6    $19.7    $17.4
                                                              =====    =====    =====
Policyholders' benefits ceded...............................  $20.7    $18.4    $22.7
                                                              =====    =====    =====
Policyholders' benefits assumed.............................  $ 5.5    $ 0.5    $ 0.0
                                                              =====    =====    =====

---------------
(1) Increase in 2000 is primarily related to business assumed from affiliate. See note 3.

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

     Effective September 1, 1999, the Company recaptured its reinsurance agreements with MONY Life for all in force and new business. The Company simultaneously entered into new reinsurance agreements with third party reinsurers which reinsured the same block of business as that previously reinsured by MONY Life. Under the new reinsurance agreements, the Company increased its retention limits on new business for any one person for individual products from $0.5 million to $4.0 million and on last survivor products from $0.5 million to $6.0 million.

11.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2000 and 1999, securities loaned by the Company under this agreement had a carrying value of approximately $48.6 million and $18.0 million, respectively. The minimum collateral on securities loaned is 102% of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 2000 and 1999, the Company had no single investment or series of investments with a single issuer, (excluding US Treasury securities and obligations of US government agencies) exceeding 2.2% and 1.7% of total cash and invested assets, respectively.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2000 are Consumer Goods and Services of $199.4 million (19.7%), Non-Government Asset/Mortgage-Backed of $160.3 million (15.8%), and Energy of $124.0 million (12.2%).

                     MONY LIFE INSURANCE COMPANY OF AMERICA

     At December 31, 1999, the industries that comprise 10% or more of the carrying value are Consumer Goods and Services of $173.0 million (16.5%), Energy of $137.9 million (13.2%), Non-Government Asset/ Mortgage-Backed of $135.1 million (12.9%), Public Utilities of $110.0 million (10.5%) and Government and Agencies of $107.9 million (10.3%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $113.3 million at December 31, 2000. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1999, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $55.0 million.

     The Company has investments in commercial and agricultural mortgage loans and real estate. The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2000 and 1999 are as follows ($ in millions):

                                                                 2000               1999
                                                            ---------------    ---------------
GEOGRAPHIC REGION
West......................................................  $ 35.5     29.2%   $ 58.9     34.3%
Southeast.................................................    40.9     33.7      45.4     26.4
Mountain..................................................    23.9     19.6      28.4     16.5
Southwest.................................................     4.8      3.9      14.3      8.3
Midwest...................................................     8.7      7.2      14.2      8.3
Northeast.................................................     7.8      6.4      10.7      6.2
                                                            ------    -----    ------    -----
     Total................................................  $121.6    100.0%   $171.9    100.0%
                                                            ======    =====    ======    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2000 are: District of Columbia, $27.9 million (23.0%); California, $17.1 million (14.1%);Washington, $10.7 million (8.8%);
Idaho, $9.6 million (7.9%); New York, $7.8 million (6.4%); Oregon, $7.7 million (6.3%); Arizona, $6.5 million (5.3%); and Missouri, $6.3 million (5.2%).

     As of December 31, 2000 and 1999, the real estate and mortgage loan portfolio by property type were as follows ($ in millions):

                                                                 2000               1999
                                                            ---------------    ---------------
PROPERTY TYPE
Agricultural..............................................  $ 67.1     55.3%   $112.2     65.3%
Office buildings..........................................    42.0     34.5      46.9     27.3
Hotel.....................................................     5.4      4.4       5.3      3.1
Industrial................................................     2.4      2.0       2.3      1.3
Retail....................................................     1.7      1.4       2.0      1.2
Other.....................................................     1.6      1.3       1.8      1.0
Apartment buildings.......................................     1.4      1.1       1.4      0.8
                                                            ------    -----    ------    -----
     Total................................................  $121.6    100.0%   $171.9    100.0%
                                                            ======    =====    ======    =====

                     MONY LIFE INSURANCE COMPANY OF AMERICA

12.  COMMITMENTS AND CONTINGENCIES:

     Since late 1995 a number of purported class actions have been commenced in various state and federal courts against the Company alleging that it engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (e.g., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts and, if they were to succeed at trial, the equitable remedies they seek could result in significant expense to the Company. The Company has denied any wrongdoing and has asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company that was allegedly sold on a "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts and/or are being held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgement and dismissed all claims filed in the Goshen case against the Company. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court has subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only, and has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. The Company intends vigorously to defend that litigation. There can be no assurance that the present or future litigation relating to sales practices will not have a material adverse effect on the Company.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involved demands for unspecified damages) in connection with its business. In the opinion of management, any additional liabilities for resolution of contingent liabilities, income taxes and other matters beyond that recorded in the financial statements as of December 31, 2000 will not have a material adverse effect on the Company's financial position or results of operations.

     Insurance companies are subject to assessments up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the financial position and the results of operations of the Company.

     At December 31, 2000, the Company had commitments to issue $4.8 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately

                     MONY LIFE INSURANCE COMPANY OF AMERICA

7.535% to 8.20%. There were no outstanding commitments for private fixed maturity securities or commercial mortgages as of December 31, 2000.

13.  STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL:

     Statutory net income (loss) reported by the Company for the years ended December 31, 2000, 1999 and 1998 was $(35.9) million, $(18.2) million and $11.1 million, respectively. The combined statutory surplus of the Company as of December 31, 2000 and 1999 was $152.6 million and $140.2 million, respectively.

     In March 2000, the National Association of Insurance Commissioners ("NAIC") adopted Codification. Codification represents a new statutory accounting framework that has resulted in substantive changes to the 2001 NAIC Accounting Practices and Procedures Manual. This new framework must be applied in preparing statutory basis financial statements for all periods subsequent to December 31, 2000. In addition, the use of permitted practices is still allowed, however, any accounting differences from codified accounting principles must be disclosed and quantified in the footnotes to audited statutory financial statements and in the Annual Reports filed by insurance companies with the various state insurance departments.

     In April 2000, MONY Life's state of domicile, Arizona, adopted codification in its entirety.

     Management has determined that the effect of applying codified accounting principles will not be material to the statutory net income and surplus of MLOA.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum risk-based capital requirements.

     As part of their routine regulatory oversight, the Arizona State Insurance Department is currently conducting its examination of the Company for each of the three years in the period ended December 31, 1999.

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                                              APPLICABLE
ATTAINED AGE                                                  PERCENTAGE
------------                                                  ----------
40 and Under................................................     150%
41..........................................................     143
42..........................................................     136
43..........................................................     129
44..........................................................     122
45..........................................................     115
46..........................................................     109
47..........................................................     103
48..........................................................      97
49..........................................................      91
50..........................................................      85
51..........................................................      78
52..........................................................      71
53..........................................................      64
54..........................................................      57
55..........................................................      50
56..........................................................      46
57..........................................................      42
58..........................................................      38
59..........................................................      34
60..........................................................      30
61..........................................................      28
62..........................................................      26
63..........................................................      24
64..........................................................      22
65..........................................................      20
66..........................................................      19
67..........................................................      18
68..........................................................      17
69..........................................................      16
70..........................................................      15
71..........................................................      13
72..........................................................      11
73..........................................................      09
74..........................................................      07
75-90.......................................................      05
91..........................................................      04
92..........................................................      03
93..........................................................      02
94..........................................................      01
95..........................................................      00

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX B

              ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND
                   SURRENDER VALUES, AND ACCUMULATED PREMIUMS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                                  BENEFIT   SPECIFIED   SEE
 SEX    AGE                 SMOKER                OPTION     AMOUNT     PAGE
 ---    ---                 ------                -------   ---------   ----
Male    45    Preferred Non-smoker                   1      $200,000    B- 4
Female  45    Preferred Non-smoker                   1      $200,000    B-14
Male    45    Standard Smoker                        1      $200,000    B-24
Male    45    Preferred Non-smoker                   2      $200,000    B-34
Male    35    Preferred Non-smoker                   1      $200,000    B-43
Male    55    Preferred Non-smoker                   1      $200,000    B-53

     The tables show how death benefits, Fund Values and Surrender Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Fund Values and Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The fourth column of each table shows what would happen if an amount equal to the premiums (shown in the third column) were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

     The amounts shown for death benefits, Fund Values and Surrender Values sections reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Fund Charges. The difference between the Fund Value and the Surrender Value in the first 14 years is the Fund Charge.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost Of Insurance, page 32.) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Funds as well as those assessed against the Subaccounts. These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .75% annually on a guaranteed basis; illustrations showing current rates reflect a reduction of
 .50% of the Account Value annually beginning after the tenth Policy Anniversary.


     Since the Company is unable to predict how a particular policy owner will allocate net premiums and cash values among the available subaccounts, the Company has assumed that the daily investment advisory fee and other expenses of the hypothetical portfolio was deducted at a rate equivalent to an annual rate of 0.75% of the aggregate average daily net assets of the Portfolio. Of course, the investment advisory fee and other expenses actually incurred will depend upon the policy owner's choice of subaccounts. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. For a detailed description of actual expenses and expense
reimbursements, see pages      . There can be no assurance that the expense
reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

     The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of -1.4916%, on 5% it would be 3.4711%, and on 10% it would be 8.4338%.

     The tables assume the deduction of charges including administrative and sales charges. For each age, there are tables for death benefit Options I and II and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

     The Company will furnish, upon request, a comparable illustration based on the age and sex of the proposed Insured, standard Premium Class assumptions and an initial Specified Amount and Scheduled Premium Payments of the applicant's choice. If a Policy is purchased, an individualized illustration will be delivered reflecting the Scheduled Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     The following is the page of supplemental footnotes to each of the flexible premium variable life to age 95 standard ledger statements which follow and which begin on pages B-4, B-6, B-10, B-14, B-16, B-20, B-24, B-26, B-30, B-34,
B-36, B-39, B-43, B-45, B-49, B-53, B-55 and B-57.

     THESE ILLUSTRATIONS ARE NOT VALID IN FLORIDA.

             STANDARD LEDGER STATEMENT--SUPPLEMENTAL FOOTNOTE PAGE
                               MONY EQUITYMASTER
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                              MONY LIFE OF AMERICA
                               DECLARED PREMIUMS

     This Policy has been tested for the possibility of classification as a Modified Endowment. This test is not a guarantee that a policy will not be classified as a Modified Endowment.

     This illustration has been checked against Federal Tax Laws relating to the definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or a change in death benefit Option II to death benefit Option I and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the Policy is defined as a Modified Endowment Contract, a loan, surrender, or assignment or pledge (unless such assignment or pledge is for burial expenses and the maximum death benefit is not in excess of $25,000) may be considered a Taxable Distribution and a ten percent penalty may be added to any tax on the Distribution. Please consult your tax advisor for advice.

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the Policy year and reflect the effect of all loans and surrenders. The benefit payable at death, Fund Value and Value Upon Surrender will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The Policy's Value Upon Surrender is net of any applicable surrender charge.

     Premiums less the following deductions are added to the Fund Value. (1) A premium tax charge of 2.00% of gross premiums in all Policy years. (2) A sales charge on the gross premiums. The sales charges equal 4% in Policy years 1-10, 2% in Policy years 11-20, and 0% in Policy years 21 and later. (3) A DAC tax charge of 1.25% of gross premiums in all Policy years.

     Those columns assuming Guaranteed Charges use the current Monthly Mortality Charges, current Monthly Administrative Charges, current Charges for Mortality and Expense Risks, current Charges for Rider Benefits, if any, and current Premium Sales Charge ("Current Charges") for the first year as well as the Assumed Hypothetical Gross Annual Investment Return indicated. Thereafter these columns use Guaranteed Monthly Mortality Charges, current Monthly Administrative Charges, Guaranteed Charges for Mortality and Expense Risks, Guaranteed Charges for Rider Benefits if any, current Maximum Premium Sales Charge, and the Assumed Hypothetical Gross Annual Investment Return indicated. Those columns assuming Current Charges are based upon "Current Charges" and the Assumed Hypothetical Gross Annual Investment Return indicated.

     The Current Charges are declared by MONY Life of America, are guaranteed for the first Policy year, and apply to policies issued as of the Preparation Date shown. After the first Policy year, Current Charges are not guaranteed, and may be changed at the discretion of MONY Life of America.

     The difference between the Fund Value and the Value Upon Surrender is a Fund Charge. A Fund Charge will apply during the first fourteen years from issue or following a specified amount increase if the Policy is given up for its Value Upon Surrender or is terminated, or if the specified amount is reduced. Any applicable fund charge will be deducted from the Fund Value. Whenever there is a partial surrender, the surrender amount and the surrender charge ($25.00 or 2% of the amount surrendered, if less) could be deducted from the benefit payable at death, and will be deducted from the Fund Value and the Value Upon Surrender.

     A Policy loan will have a permanent effect on benefits under this Policy. Loan interest at an annual rate of 5.4% will be charged in advance (equivalent to 5.75% in arrears). Amounts borrowed will earn interest at an annual rate of 5.0%. This rate is determined by subtracting a margin of 0.75% from the loan rate. This margin is designed to decrease by 0.5% in Policy years 11 and later, but such decrease is not guaranteed. Hence amounts borrowed will earn interest at a rate of 5.0% for Policy years 1 though 10 and 5.5% for Policy years 11 and later. This decrease is based on current expectations as to mortality, expenses, persistency and investment income. Adverse tax consequences could occur if a Policy subject to loans is surrendered or permitted to lapse.

                           STANDARD LEDGER STATEMENT

FOR: MALE 45 PREF N/S DB OPT                       MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  1  0% GROSS
MALE NON-SMOKER PREFERRED AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                       TO AGE 95                                  SPECIFIED AMOUNT
                                                 MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                              GUARANTEED CHARGES                             CURRENT CHARGES
                                           ---------------------------------------------------------   ---------------------------
                                               0.00% (- 1.49% NET)           0.00% (- 1.49% NET)           0.00% (- 1.49% NET)
                                           ---------------------------   ---------------------------   ---------------------------
               (1)      (2)       (3)         (4)               (6)         (7)               (9)        (10)               (12)
END            NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE      (8)   BENEFIT      VALUE     (11)   BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON       FUND   PAYABLE       ON       FUND   PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE  AT DEATH
----   ---   ------   -------  ---------   ---------   -----  --------   ---------   -----  --------   ---------   -----  --------
 1     46      3,088    3,242      0           314     2,117  200,000        314     2,117  200,000        314     2,117  200,000
 2     47      3,088    6,647      0         2,058     4,132  200,000      2,058     4,132  200,000      2,361     4,435  200,000
 3     48      3,088   10,222      0         2,762     6,078  200,000      2,762     6,078  200,000      3,314     6,630  200,000
 4     49      3,088   13,975      0         4,617     7,933  200,000      4,617     7,933  200,000      5,368     8,684  200,000
 5     50      3,088   17,916      0         6,385     9,701  200,000      6,385     9,701  200,000      7,331     10,647 200,000
 6     51      3,088   22,055      0         8,398     11,383 200,000      8,398     11,383 200,000      9,491     12,476 200,000
 7     52      3,088   26,400      0        10,306     12,959 200,000     10,306     12,959 200,000     11,587     14,240 200,000
 8     53      3,088   30,962      0        12,110     14,431 200,000     12,110     14,431 200,000     13,621     15,942 200,000
 9     54      3,088   35,753      0        13,792     15,781 200,000     13,792     15,781 200,000     15,615     17,604 200,000
10     55      3,088   40,783      0        15,353     17,011 200,000     15,353     17,011 200,000     17,549     19,207 200,000

11     56      3,088   46,064      0        16,931     18,258 200,000     16,931     18,258 200,000     19,507     20,833 200,000
12     57      3,088   51,610      0        18,356     19,351 200,000     18,356     19,351 200,000     21,288     22,283 200,000
13     58      3,088   57,433      0        19,629     20,292 200,000     19,629     20,292 200,000     22,981     23,644 200,000
14     59      3,088   63,547      0        20,731     21,063 200,000     20,731     21,063 200,000     24,607     24,938 200,000
15     60      3,088   69,966      0        21,643     21,643 200,000     21,643     21,643 200,000     26,188     26,188 200,000
16     61      3,088   76,707      0        22,012     22,012 200,000     22,012     22,012 200,000     27,578     27,578 200,000
17     62      3,088   83,785      0        22,149     22,149 200,000     22,149     22,149 200,000     28,842     28,842 200,000
18     63      3,088   91,216      0        22,053     22,053 200,000     22,053     22,053 200,000     29,940     29,940 200,000
19     64      3,088   99,020      0        21,639     21,639 200,000     21,639     21,639 200,000     30,937     30,937 200,000
20     65      3,088  107,213      0        20,881     20,881 200,000     20,881     20,881 200,000     31,832     31,832 200,000

21     66      3,088  115,816      0        19,792     19,792 200,000     19,792     19,792 200,000     32,649     32,649 200,000
22     67      3,088  124,849      0        18,281     18,281 200,000     18,281     18,281 200,000     33,348     33,348 200,000
23     68      3,088  134,334      0        16,291     16,291 200,000     16,291     16,291 200,000     33,869     33,869 200,000
24     69      3,088  144,293      0        13,759     13,759 200,000     13,759     13,759 200,000     34,175     34,175 200,000
25     70      3,088  154,750      0        10,640     10,640 200,000     10,640     10,640 200,000     34,206     34,206 200,000
26     71      3,088  165,730      0         6,810     6,810  200,000      6,810     6,810  200,000     33,980     33,980 200,000
27     72      3,088  177,259      0         2,014     2,014  200,000      2,014     2,014  200,000     33,416     33,416 200,000
28     73      3,088  189,365      0        LAPSE      LAPSE  LAPSE       LAPSE      LAPSE  LAPSE       32,548     32,548 200,000
29     74      3,088  202,075      0                                                                    31,250     31,250 200,000
30     75      3,088  215,421      0                                                                    29,489     29,489 200,000

31     76      3,088  229,435      0                                                                    27,269     27,269 200,000
32     77      3,088  244,149      0                                                                    24,445     24,445 200,000
33     78      3,088  259,599      0                                                                    20,879     20,879 200,000
34     79      3,088  275,821      0                                                                    15,825     15,825 200,000
35     80      3,088  292,855      0                                                                     9,563     9,563  200,000
       81      3,088  310,940      0                                                                     1,952     1,952  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 82.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                 ALLOCATION OF VALUES
FOR: MALE 45 PREF N/S DB OPT                       MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  1  0% GROSS
MALE NON-SMOKER PREFERRED AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                       TO AGE 95                                  SPECIFIED AMOUNT
                                                 MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         0.00% (- 1.49% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----    --------
  1    46     3,088         0         0       0         314      2,117   200,000
  2    47     3,088         0         0       0       2,361      4,435   200,000
  3    48     3,088         0         0       0       3,314      6,630   200,000
  4    49     3,088         0         0       0       5,368      8,684   200,000
  5    50     3,088         0         0       0       7,331     10,647   200,000
  6    51     3,088         0         0       0       9,491     12,476   200,000
  7    52     3,088         0         0       0      11,587     14,240   200,000
  8    53     3,088         0         0       0      13,621     15,942   200,000
  9    54     3,088         0         0       0      15,615     17,604   200,000
 10    55     3,088         0         0       0      17,549     19,207   200,000

 11    56     3,088         0         0       0      19,507     20,833   200,000
 12    57     3,088         0         0       0      21,288     22,283   200,000
 13    58     3,088         0         0       0      22,981     23,644   200,000
 14    59     3,088         0         0       0      24,607     24,938   200,000
 15    60     3,088         0         0       0      26,188     26,188   200,000
 16    61     3,088         0         0       0      27,578     27,578   200,000
 17    62     3,088         0         0       0      28,842     28,842   200,000
 18    63     3,088         0         0       0      29,940     29,940   200,000
 19    64     3,088         0         0       0      30,937     30,937   200,000
 20    65     3,088         0         0       0      31,832     31,832   200,000

 21    66     3,088         0         0       0      32,649     32,649   200,000
 22    67     3,088         0         0       0      33,348     33,348   200,000
 23    68     3,088         0         0       0      33,869     33,869   200,000
 24    69     3,088         0         0       0      34,175     34,175   200,000
 25    70     3,088         0         0       0      34,206     34,206   200,000
 26    71     3,088         0         0       0      33,980     33,980   200,000
 27    72     3,088         0         0       0      33,416     33,416   200,000
 28    73     3,088         0         0       0      32,548     32,458   200,000
 29    74     3,088         0         0       0      31,250     31,250   200,000
 30    75     3,088         0         0       0      29,489     29,489   200,000

 31    76     3,088         0         0       0      27,269     27,269   200,000
 32    77     3,088         0         0       0      24,445     24,445   200,000
 33    78     3,088         0         0       0      20,879     20,879   200,000
 34    79     3,088         0         0       0      15,825     15,825   200,000
 35    80     3,088         0         0       0       9,563      9,563   200,000
 36    81     3,088         0         0       0       1,952      1,952   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 82.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 45 PREF N/S DB OPT 1                    MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
6%                                          FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 45                      TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                                  GUARANTEED CHARGES
                                             -------------------------------------------------------------
                                                  0.00% (-1.49% NET)               6.00% (4.46% NET)
                                             -----------------------------   -----------------------------
               (1)       (2)        (3)                             (6)                             (9)
 END           NET     PREMIUM      NET         (4)       (5)     BENEFIT       (7)       (8)     BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON     FUND    PAYABLE    VALUE ON     FUND    PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ------    -------   ---------   ---------   -----    --------   ---------   -----    --------
 1     46      3,088     3,242       0           314      2,117   200,000        462      2,265   200,000
 2     47      3,088     6,647       0         2,058      4,132   200,000      2,485      4,559   200,000
 3     48      3,088    10,222       0         2,762      6,078   200,000      3,600      6,916   200,000
 4     49      3,088    13,975       0         4,617      7,933   200,000      6,002      9,318   200,000
 5     50      3,088    17,916       0         6,385      9,701   200,000      8,452     11,768   200,000
 6     51      3.088    22,055       0         8,398     11,383   200,000     11,287     14,271   200,000
 7     52      3,088    26,400       0        10,306     12,959   200,000     14,155     16,808   200,000
 8     53      3,088    30,962       0        12,110     14,431   200,000     17,063     19,384   200,000
 9     54      3,088    35,753       0        13,792     15,781   200,000     19,991     21,981   200,000
10     55      3,088    40,783       0        15,353     17,011   200,000     22,945     24,603   200,000

11     56      3,088    46,064       0        16,931     18,258   200,000     26,114     27,440   200,000
12     57      3,088    51,610       0        18,356     19,351   200,000     29,300     30,295   200,000
13     58      3,088    57,433       0        19,629     20,292   200,000     32,511     33,174   200,000
14     59      3,088    63,547       0        20,731     21,063   200,000     35,732     36,063   200,000
15     60      3,088    69,966       0        21,643     21,643   200,000     38,948     38,948   200,000
16     61      3,088    76,707       0        22,012     22,012   200,000     41,817     41,817   200,000
17     62      3,088    83,785       0        22,149     22,149   200,000     44,655     44,655   200,000
18     63      3,088    91,216       0        22,053     22,053   200,000     47,469     47,469   200,000
19     64      3,088    99,020       0        21,639     21,639   200,000     50,191     50,191   200,000
20     65      3,088   107,213       0        20,881     20,881   200,000     52,805     52,805   200,000

21     66      3,088   115,816       0        19,792     19,792   200,000     55,345     55,345   200,000
22     67      3,088   124,849       0        18,281     18,281   200,000     57,734     57,734   200,000
23     68      3,088   134,334       0        16,291     16,291   200,000     59,936     59,936   200,000
24     69      3,088   144,293       0        13,759     13,759   200,000     61,915     61,915   200,000
25     70      3,088   154,750       0        10,640     10,640   200,000     63,646     63,646   200,000
26     71      3,088   165,730       0         6,810      6,810   200,000     65,053     65,053   200,000
27     72      3,088   177,259       0         2,014      2,014   200,000     65,966     65,966   200,000
28     73      3,088   189,365       0         LAPSE      LAPSE     LAPSE     66,433     66,433   200,000
29     74      3,088   202,075       0                                        66,265     66,265   200,000
30     75      3,088   215,421       0                                        65,278     65,278   200,000

              CURRENT CHARGES
       ------------------------------
             6.00% (4.46% NET)
       ------------------------------
                               (12)
 END     (10)       (11)     BENEFIT
 OF    VALUE ON     FUND     PAYABLE
YEAR   SURRENDER    VALUE    AT DEATH
----   ---------    -----    --------
 1          462      2,265   200,000
 2        2,797      4,871   200,000
 3        4,188      7,504   200,000
 4        6,829     10,145   200,000
 5        9,527     12,843   200,000
 6       12,574     15,558   200,000
 7       15,709     18,362   200,000
 8       18,937     21,259   200,000
 9       22,287     24,277   200,000
10       25,744     27,402   200,000
11       29,453     30,779   200,000
12       33,186     34,180   200,000
13       37,031     37,694   200,000
14       41,019     41,351   200,000
15       45,180     45,180   200,000
16       49,362     49,362   200,000
17       53,674     53,674   200,000
18       58,094     58,094   200,000
19       62,688     62,688   200,000
20       67,473     67,473   200,000
21       72,500     72,500   200,000
22       77,742     77,742   200,000
23       83,176     83,176   200,000
24       88,798     88,798   200,000
25       94,596     94,596   200,000
26      100,614    100,614   200,000
27      106,840    106,840   200,000
28      113,336    113,336   200,000
29      120,085    120,085   200,000
30      127,132    127,132   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 83. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                  GUARANTEED CHARGES
                                             -------------------------------------------------------------
                                                  0.00% (-1.49% NET)               6.00% (4.46% NET)
                                             -----------------------------   -----------------------------
               (1)       (2)        (3)                             (6)                             (9)
 END           NET     PREMIUM      NET         (4)       (5)     BENEFIT       (7)       (8)     BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON     FUND    PAYABLE    VALUE ON     FUND    PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER   VALUE    AT DEATH
----   ---   ------    -------   ---------   ---------   -----    --------   ---------   -----    --------
31     76      3,088   229,435       0                                        63,304     63,304   200,000
32     77      3,088   244,149       0                                        60,153     60,153   200,000
33     78      3,088   259,599       0                                        55,584     55,584   200,000
34     79      3,088   275,821       0                                        49,289     49,289   200,000
35     80      3,088   292,855       0                                        40,853     40,853   200,000
36     81      3,088   310,740       0                                        29,676     29,676   200,000
37     82      3,088   329,519       0                                        14,937     14,937   200,000
38     83      3,088   349,237       0                                         LAPSE      LAPSE     LAPSE
39     84      3,088   369,942       0
40     85      3,088   391,681       0

41     86      3,088   414,508       0
42     87      3,088   438,475       0
43     88      3,088   463,642       0
44     89      3,088   490,066       0
45     90      3,088   517,812       0
46     91      3,088   546,945       0
47     92      3,088   577,534       0
48     93      3,088   609,654       0
49     94      3,088   643,379       0
50     95      3,088   678,790       0

              CURRENT CHARGES
       ------------------------------
             6.00% (4.46% NET)
       ------------------------------
                               (12)
 END     (10)       (11)     BENEFIT
 OF    VALUE ON     FUND     PAYABLE
YEAR   SURRENDER    VALUE    AT DEATH
----   ---------    -----    --------
31      134,546    134,546   200,000
32      142,350    142,350   200,000
33      150,598    150,598   200,000
34      159,218    159,218   200,000
35      168,463    168,463   200,000
36      178,503    178,503   200,000
37      189,523    189,523   200,000
38      201,393    201,393   211,462
39      213,750    213,750   224,438
40      226,594    226,594   237,923
41      239,935    239,935   251,932
42      253,765    253,765   266,453
43      268,095    268,095   281,500
44      282,923    282,923   297,069
45      298,244    298,244   313,156
46      314,030    314,030   329,731
47      330,717    330,717   343,945
48      348,406    348,406   358,858
49      367,336    367,336   374,683
50      387,802    387,802   391,680

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 83. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                            ALLOCATION OF VALUES
FOR: MALE 45 PREF N/S DB OPT 1               MONY EQUITYMASTER                             SPECIFIED AMOUNT = $200,000
6%                                     FLEXIBLE PREMIUM VARIABLE LIFE                          INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 45                 TO AGE 95                                            SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00            MONY LIFE OF AMERICA
                                             DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
 END                   UNSCHEDULED                                       BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 1     46     3,088         0         0       0          462      2,265  200,000
 2     47     3,088         0         0       0        2,797      4,871  200,000
 3     48     3,088         0         0       0        4,188      7,504  200,000
 4     49     3,088         0         0       0        6,829     10,145  200,000
 5     50     3,088         0         0       0        9,527     12,843  200,000
 6     51     3,088         0         0       0       12,574     15,558  200,000
 7     52     3,088         0         0       0       15,709     18,362  200,000
 8     53     3,088         0         0       0       18,937     21,259  200,000
 9     54     3,088         0         0       0       22,287     24,277  200,000
10     55     3,088         0         0       0       25,744     27,402  200,000
11     56     3,088         0         0       0       29,453     30,779  200,000
12     57     3,088         0         0       0       33,186     34,180  200,000
13     58     3,088         0         0       0       37,031     37,694  200,000
14     59     3,088         0         0       0       41,019     41,351  200,000
15     60     3,088         0         0       0       45,180     45,180  200,000
16     61     3,088         0         0       0       49,362     49,362  200,000
17     62     3,088         0         0       0       53,674     53,674  200,000
18     63     3,088         0         0       0       58,094     58,094  200,000
19     64     3,088         0         0       0       62,688     62,688  200,000
20     65     3,088         0         0       0       67,473     67,473  200,000
21     66     3,088         0         0       0       72,500     72,500  200,000
22     67     3,088         0         0       0       77,742     77,742  200,000
23     68     3,088         0         0       0       83,176     83,176  200,000
24     69     3,088         0         0       0       88,798     88,798  200,000
25     70     3,088         0         0       0       94,596     94,596  200,000
26     71     3,088         0         0       0      100,614    100,614  200,000
27     72     3,088         0         0       0      106,840    106,840  200,000
28     73     3,088         0         0       0      113,336    113,336  200,000
29     74     3,088         0         0       0      120,085    120,085  200,000
30     75     3,088         0         0       0      127,132    127,132  200,000
31     76     3,088         0         0       0      134,546    134,546  200,000
32     77     3,088         0         0       0      142,350    142,350  200,000
33     78     3,088         0         0       0      150,598    150,598  200,000
34     79     3,088         0         0       0      159,218    159,218  200,000
35     80     3,088         0         0       0      168,463    168,463  200,000
36     81     3,088         0         0       0      178,503    178,503  200,000
37     82     3,088         0         0       0      189,523    189,523  200,000
38     83     3,088         0         0       0      201,393    201,393  211,462
39     84     3,088         0         0       0      213,750    213,750  224,438
40     85     3,088         0         0       0      226,594    226,594  237,923

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 83. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
 END                   UNSCHEDULED                                       BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
41     86     3,088         0         0       0      239,935    239,935  251,932
42     87     3,088         0         0       0      253,765    253,765  266,453
43     88     3,088         0         0       0      268,095    268,095  281,500
44     89     3,088         0         0       0      282,923    282,923  297,069
45     90     3,088         0         0       0      298,244    298,244  313,156
46     91     3,088         0         0       0      314,030    314,030  329,731
47     92     3,088         0         0       0      330,717    330,717  343,945
48     93     3,088         0         0       0      348,406    348,406  358,858
49     94     3,088         0         0       0      367,336    367,336  374,683
50     95     3,088         0         0       0      387,802    387,802  391,680

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 83. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 45 PREF N/S DB OPT                      MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
1  12%                                      FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 45                      TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                             -----------------------------------------------------------------
                                                  0.00% (-1.49% NET)                12.00% (10.42% NET)
                                             -----------------------------   ---------------------------------
               (1)       (2)        (3)                             (6)                                 (9)
 END           NET     PREMIUM      NET         (4)       (5)     BENEFIT       (7)         (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON     FUND    PAYABLE    VALUE ON      FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----    --------   ---------     -----     --------
 1     46      3,088     3,242       0           314      2,117   200,000         611        2,414     200,000
 2     47      3,088     6,647       0         2,058      4,132   200,000       2,931        5,005     200,000
 3     48      3,088    10,222       0         2,762      6,078   200,000       4,511        7,827     200,000
 4     49      3,088    13,975       0         4,617      7,933   200,000       7,568       10,884     200,000
 5     50      3,088    17,916       0         6,385      9,701   200,000      10,887       14,203     200,000
 6     51      3.088    22,055       0         8,398     11,383   200,000      14,830       17,815     200,000
 7     52      3,088    26,400       0        10,306     12,959   200,000      19,078       21,731     200,000
 8     53      3,088    30,962       0        12,110     14,431   200,000      23,670       25,991     200,000
 9     54      3,088    35,753       0        13,792     15,781   200,000      28,624       30,614     200,000
10     55      3,088    40,783       0        15,353     17,011   200,000      33,988       35,646     200,000

11     56      3,088    46,064       0        16,931     18,258   200,000      40,073       41,399     200,000
12     57      3,088    51,610       0        18,356     19,351   200,000      46,701       47,695     200,000
13     58      3,088    57,433       0        19,629     20,292   200,000      53,949       54,612     200,000
14     59      3,088    63,547       0        20,731     21,063   200,000      61,885       62,217     200,000
15     60      3,088    69,966       0        21,643     21,643   200,000      70,592       70,592     200,000
16     61      3,088    76,707       0        22,012     22,012   200,000      79,837       79,837     200,000
17     62      3,088    83,785       0        22,149     22,149   200,000      90,066       90,066     200,000
18     63      3,088    91,216       0        22,053     22,053   200,000     101,434      101,434     200,000
19     64      3,088    99,020       0        21,639     21,639   200,000     114,068      114,068     200,000
20     65      3,088   107,213       0        20,881     20,881   200,000     128,171      128,171     200,000

21     66      3,088   115,816       0        19,792     19,792   200,000     144,046      144,046     200,000
22     67      3,088   124,849       0        18,281     18,281   200,000     161,929      161,929     200,000
23     68      3,088   134,334       0        16,291     16,291   200,000     182,045      182,045     214,813
24     69      3,088   144,293       0        13,759     13,759   200,000     204,249      204,249     238,971
25     70      3,088   154,750       0        10,640     10,640   200,000     228,730      228,730     265,327
26     71      3,088   165,730       0         6,810      6,810   200,000     255,712      255,712     294,069
27     72      3,088   177,259       0         2,014      2,014   200,000     285,533      285,533     322,652
28     73      3,088   189,365       0         LAPSE      LAPSE     LAPSE     318,573      318,573     353,616
29     74      3,088   202,075       0                                        355,214      355,214     387,184
30     75      3,088   215,421       0                                        395,923      395,923     423,637

                CURRENT CHARGES
       ---------------------------------
              12.00% (10.42% NET)
       ---------------------------------
                                 (12)
 END     (10)        (11)       BENEFIT
 OF    VALUE ON      FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
 1          611        2,414     200,000
 2        3,252        5,326     200,000
 3        5,135        8,451     200,000
 4        8,475       11,791     200,000
 5       12,104       15,420     200,000
 6       16,342       19,326     200,000
 7       20,959       23,612     200,000
 8       26,000       28,321     200,000
 9       31,533       33,523     200,000
10       37,595       39,253     200,000
11       44,465       45,791     200,000
12       51,941       52,936     200,000
13       60,182       60,845     200,000
14       69,301       69,633     200,000
15       79,426       79,426     200,000
16       90,480       90,480     200,000
17      102,752      102,752     200,000
18      116,382      116,382     200,000
19      131,589      131,589     200,000
20      148,582      148,582     200,000
21      167,656      167,656     201,187
22      188,879      188,879     224,766
23      212,363      212,363     250,588
24      238,342      238,342     278,860
25      267,069      267,069     309,800
26      298,846      298,846     343,673
27      334,045      334,045     377,471
28      373,077      373,077     414,115
29      416,372      416,372     453,845
30      464,446      464,446     496,958

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                    GUARANTEED CHARGES
                                             -----------------------------------------------------------------
                                                  0.00% (-1.49% NET)                12.00% (10.42% NET)
                                             -----------------------------   ---------------------------------
               (1)       (2)        (3)                             (6)                                 (9)
 END           NET     PREMIUM      NET         (4)       (5)     BENEFIT       (7)         (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON     FUND    PAYABLE    VALUE ON      FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----    --------   ---------     -----     --------
31     76      3,088   229,435       0                                        441,266      441,266     463,329
32     77      3,088   244,149       0                                        491,271      491,271     515,835
33     78      3,088   259,599       0                                        546,388      546,388     573,707
34     79      3,088   275,821       0                                        607,104      607,104     637,459
35     80      3,088   292,855       0                                        673,946      673,946     707,644
36     81      3,088   310,740       0                                        747,471      747,471     784,844
37     82      3,088   329,519       0                                        828,267      828,267     869,681
38     83      3,088   349,237       0                                        916,938      916,938     962,785
39     84      3,088   369,942       0                                       1,014,118   1,014,118   1,064,824
40     85      3,088   391,681       0                                       1,120,476   1,120,476   1,176,500

41     86      3,088   414,508       0                                       1,236,724   1,236,724   1,298,560
42     87      3,088   438,475       0                                       1,363,619   1,363,619   1,431,800
43     88      3,088   463,642       0                                       1,501,968   1,501,968   1,577,067
44     89      3,088   490,066       0                                       1,652,620   1,652,620   1,735,251
45     90      3,088   517,812       0                                       1,816,468   1,816,468   1,907,292
46     91      3,088   546,945       0                                       1,994,399   1,994,399   2,094,119
47     92      3,088   577,534       0                                       2,193,086   2,193,086   2,280,809
48     93      3,088   609,654       0                                       2,416,074   2,416,074   2,488,556
49     94      3,088   643,379       0                                       2,667,728   2,667,728   2,721,083
50     95      3,088   678,790       0                                       2,953,496   2,953,496   2,983,031

                CURRENT CHARGES
       ---------------------------------
              12.00% (10.42% NET)
       ---------------------------------
                                 (12)
 END     (10)        (11)       BENEFIT
 OF    VALUE ON      FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
31       517,903     517,903     543,798
32       577,047     577,047     605,899
33       642,453     642,453     674,575
34       714,632     714,632     750,364
35       794,339     794,339     834,056
36       882,327     882,327     926,444
37       979,370     979,370   1,028,338
38     1,086,614   1,086,614   1,140,944
39     1,204,887   1,204,887   1,265,131
40     1,335,178   1,335,178   1,401,936
41     1,478,650   1,478,650   1,552,582
42     1,636,437   1,636,437   1,718,259
43     1,809,892   1,809,892   1,900,387
44     2,000,407   2,000,407   2,100,427
45     2,209,457   2,209,457   2,319,930
46     2,438,465   2,438,465   2,560,388
47     2,692,720   2,692,720   2,800,428
48     2,975,517   2,975,517   3,064,783
49     3,291,773   3,291,773   3,357,608
50     3,647,621   3,647,621   3,684,097

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: MALE 45 PREF N/S DB OPT 1                    MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
12%                                         FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 45                      TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 3,088.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 1     46     3,088         0         0       0           611       2,414    200,000
 2     47     3,088         0         0       0         3,252       5,326    200,000
 3     48     3,088         0         0       0         5,135       8,451    200,000
 4     49     3,088         0         0       0         8,475      11,791    200,000
 5     50     3,088         0         0       0        12,104      15,420    200,000
 6     51     3,088         0         0       0        16,342      19,326    200,000
 7     52     3,088         0         0       0        20,959      23,612    200,000
 8     53     3,088         0         0       0        26,000      28,321    200,000
 9     54     3,088         0         0       0        31,533      33,523    200,000
10     55     3,088         0         0       0        37,595      39,253    200,000

11     56     3,088         0         0       0        44,465      45,791    200,000
12     57     3,088         0         0       0        51,941      52,936    200,000
13     58     3,088         0         0       0        60,182      60,845    200,000
14     59     3,088         0         0       0        69,301      69,633    200,000
15     60     3,088         0         0       0        79,426      79,426    200,000
16     61     3,088         0         0       0        90,480      90,480    200,000
17     62     3,088         0         0       0       102,752     102,752    200,000
18     63     3,088         0         0       0       116,382     116,382    200,000
19     64     3,088         0         0       0       131,589     131,589    200,000
20     65     3,088         0         0       0       148,582     148,582    200,000

21     66     3,088         0         0       0       167,656     167,656    201,187
22     67     3,088         0         0       0       188,879     188,879    224,766
23     68     3,088         0         0       0       212,363     212,363    250,588
24     69     3,088         0         0       0       238,342     238,342    278,860
25     70     3,088         0         0       0       267,069     267,069    309,800
26     71     3,088         0         0       0       298,846     298,846    343,673
27     72     3,088         0         0       0       334,045     334,045    377,471
28     73     3,088         0         0       0       373,077     373,077    414,115
29     74     3,088         0         0       0       416,372     416,372    453,845
30     75     3,088         0         0       0       464,446     464,446    496,958

31     76     3,088         0         0       0       517,903     517,903    543,798
32     77     3,088         0         0       0       577,047     577,047    605,899
33     78     3,088         0         0       0       642,453     642,453    674,575
34     79     3,088         0         0       0       714,632     714,632    750,364
35     80     3,088         0         0       0       794,339     794,339    834,056
36     81     3,088         0         0       0       882,327     882,327    926,444
37     82     3,088         0         0       0       979,370     979,370  1,028,338
38     83     3,088         0         0       0     1,086,614   1,086,614  1,140,944
39     84     3,088         0         0       0     1,204,887   1,204,887  1,265,131
40     85     3,088         0         0       0     1,335,178   1,335,178  1,401,936

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
41     86     3,008         0         0       0     1,478,650   1,478,650  1,552,582
42     87     3,088         0         0       0     1,636,437   1,636,437  1,718,259
43     88     3,088         0         0       0     1,809,892   1,809,892  1,900,387
44     89     3,088         0         0       0     2,000,407   2,000,407  2,100,427
45     90     3,088         0         0       0     2,209,457   2,209,457  2,319,930
46     91     3,088         0         0       0     2,438,465   2,438,465  2,560,388
47     92     3,088         0         0       0     2,692,720   2,692,720  2,800,428
48     93     3,088         0         0       0     2,975,517   2,975,517  3,064,783
49     94     3,088         0         0       0     3,291,773   3,291,773  3,357,608
50     95     3,088         0         0       0     3,647,621   3,647,621  3,684,097

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 73. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $3,517.70             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                STANDARD LEDGER STATEMENT

FOR: FEMALE 45 PREF N/S DB OPT 1                   MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
0%                                           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
FEMALE NON-SMOKER PREFERRED AGE 45                     TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                                   GUARANTEED CHARGES
                                            -----------------------------------------------------------------
                                                 0.00% (-1.49% NET)                0.00% (-1.49% NET)
                                            -----------------------------   ---------------------------------
              (1)       (2)        (3)                             (6)                                 (9)
 END          NET     PREMIUM      NET         (4)       (5)     BENEFIT       (7)         (8)       BENEFIT
 OF          ANNUAL   ACCUM'D    LOANS/     VALUE ON     FUND    PAYABLE    VALUE ON      FUND       PAYABLE
YEAR   AGE   OUTLAY    AT 5%    SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------   -------   ---------   ---------   -----    --------   ---------     -----     --------
 1     46    2,578      2,707       0            27      1,698   200,000          27        1,698     200,000
 2     47    2,578      5,549       0         1,422      3,320   200,000       1,422        3,320     200,000
 3     48    2,578      8,534       0         1,966      4,899   200,000       1,966        4,899     200,000
 4     49    2,578     11,667       0         3,481      6,415   200,000       3,481        6,415     200,000
 5     50    2,578     14,957       0         4,911      7,844   200,000       4,911        7,844     200,000
 6     51    2,578     18,412       0         6,573      9,213   200,000       6,573        9,213     200,000
 7     52    2,578     22,040       0         8,152     10,499   200,000       8,152       10,499     200,000
 8     53    2,578     25,848       0         9,651     11,705   200,000       9,651       11,705     200,000
 9     54    2,578     29,848       0        11,071     12,832   200,000      11,071       12,832     200,000
10     55    2,578     34,047       0        12,414     13,881   200,000      12,414       13,881     200,000
11     56    2,578     38,456       0        13,788     14,961   200,000      13,788       14,961     200,000
12     57    2,578     43,086       0        15,070     15,950   200,000      15,070       15,950     200,000
13     58    2,578     47,947       0        16,261     16,847   200,000      16,261       16,847     200,000
14     59    2,578     53,052       0        17,362     17,656   200,000      17,362       17,656     200,000
15     60    2,578     58,411       0        18,375     18,375   200,000      18,375       18,375     200,000
16     61    2,578     64,038       0        19,007     19,007   200,000      19,007       19,007     200,000
17     62    2,578     69,947       0        19,509     19,509   200,000      19,509       19,509     200,000
18     63    2,578     76,152       0        19,860     19,860   200,000      19,860       19,860     200,000
19     64    2,578     82,666       0        20,040     20,040   200,000      20,040       20,040     200,000
20     65    2,578     89,506       0        20,006     20,006   200,000      20,006       20,006     200,000
21     66    2,578     96,688       0        19,766     19,766   200,000      19,766       19,766     200,000
22     67    2,578    104,230       0        19,288     19,288   200,000      19,288       19,288     200,000
23     68    2,578    112,148       0        18,549     18,549   200,000      18,549       18,549     200,000
24     69    2,578    120,462       0        17,545     17,545   200,000      17,545       17,545     200,000
25     70    2,578    129,192       0        16,248     16,248   200,000      16,248       16,248     200,000
26     71    2,578    138,359       0        14,609     14,609   200,000      14,609       14,609     200,000
27     72    2,578    147,984       0        12,527     12,527   200,000      12,527       12,527     200,000
28     73    2,578    158,090       0         9,920      9,920   200,000       9,920        9,920     200,000
29     74    2,578    168,701       0         6,627      6,627   200,000       6,627        6,627     200,000
30     75    2,578    179,843       0         2,519      2,519   200,000       2,519        2,519     200,000
31     76    2,578    191,542       0             0          0         0           0            0           0
32     77    2,578    203,826       0             0          0         0           0            0           0
33     78    2,578    216,725       0             0          0         0           0            0           0
34     79    2,578    230,268       0             0          0         0           0            0           0
35     80    2,578    244,488       0             0          0         0           0            0           0
36     81    2,578    259,419       0             0          0         0           0            0           0
37     82    2,578    275,097       0             0          0         0           0            0           0
38     83    2,578    291,559       0             0          0         0           0            0           0
39     84    2,578    308,844       0             0          0         0           0            0           0

                CURRENT CHARGES
       ---------------------------------
              0.00% (-1.49% NET)
       ---------------------------------
                                 (12)
 END     (10)        (11)       BENEFIT
 OF    VALUE ON      FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
 1           27        1,698     200,000
 2        1,749        3,647     200,000
 3        2,590        5,524     200,000
 4        4,328        7,262     200,000
 5        5,976        8,909     200,000
 6        7,694       10,334     200,000
 7        9,351       11,698     200,000
 8       10,972       13,025     200,000
 9       12,556       14,316     200,000
10       14,082       15,549     200,000
11       15,624       16,797     200,000
12       17,095       17,975     200,000
13       18,517       19,104     200,000
14       19,828       20,121     200,000
15       21,113       21,113     200,000
16       22,250       22,250     200,000
17       23,361       23,361     200,000
18       24,362       24,362     200,000
19       25,339       25,339     200,000
20       26,230       26,230     200,000
21       27,046       27,046     200,000
22       27,757       27,757     200,000
23       28,344       28,344     200,000
24       28,809       28,809     200,000
25       29,192       29,192     200,000
26       29,413       29,413     200,000
27       29,491       29,491     200,000
28       29,387       29,387     200,000
29       29,060       29,060     200,000
30       28,485       28,485     200,000
31       27,580       27,580     200,000
32       26,337       26,337     200,000
33       24,685       24,685     200,000
34       22,508       22,508     200,000
35       19,806       19,806     200,000
36       16,380       16,380     200,000
37       12,212       12,212     200,000
38        6,885        6,885     200,000
39          186          186     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 85.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: FEMALE 45 PREF N/S DB OPT                     MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
  1  0%
FEMALE NON-SMOKER PREFERRED AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 2,578.00                       TO AGE 95                                 SPECIFIED AMOUNT
                                                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                     -----------------------------
                                                          0.00% (-1.49% NET)
                                                     -----------------------------
 END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                      PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR    AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE    AT DEATH
----    ---   -------   -----------   ----   -----   ---------   -----    --------
 1      46     2,578         0         0       0          27      1,698   200,000
 2      47     2,578         0         0       0       1,749      3,647   200,000
 3      48     2,578         0         0       0       2,590      5,524   200,000
 4      49     2,578         0         0       0       4,328      7,262   200,000
 5      50     2,578         0         0       0       5,976      8,909   200,000
 6      51     2,578         0         0       0       7,694     10,334   200,000
 7      52     2,578         0         0       0       9,351     11,698   200,000
 8      53     2,578         0         0       0      10,972     13,025   200,000
 9      54     2,578         0         0       0      12,556     14,316   200,000
10      55     2,578         0         0       0      14,082     15,549   200,000

11      56     2,578         0         0       0      15,624     16,797   200,000
12      57     2,578         0         0       0      17,095     17,975   200,000
13      58     2,578         0         0       0      18,517     19,104   200,000
14      59     2,578         0         0       0      19,828     20,121   200,000
15      60     2,578         0         0       0      21,113     21,113   200,000
16      61     2,578         0         0       0      22,250     22,250   200,000
17      62     2,578         0         0       0      23,361     23,361   200,000
18      63     2,578         0         0       0      24,362     24,362   200,000
19      64     2,578         0         0       0      25,339     25,339   200,000
20      65     2,578         0         0       0      26,230     26,230   200,000

21      66     2,578         0         0       0      27,046     27,046   200,000
22      67     2,578         0         0       0      27,757     27,757   200,000
23      68     2,578         0         0       0      28,344     28,344   200,000
24      69     2,578         0         0       0      28,809     28,809   200,000
25      70     2,578         0         0       0      29,192     29,192   200,000
26      71     2,578         0         0       0      29,413     29,413   200,000
27      72     2,578         0         0       0      29,491     29,491   200,000
28      73     2,578         0         0       0      29,387     29,387   200,000
29      74     2,578         0         0       0      29,060     29,060   200,000
30      75     2,578         0         0       0      28,485     28,485   200,000

31      76     2,578         0         0       0      27,580     27,580   200,000
32      77     2,578         0         0       0      26,337     26,337   200,000
33      78     2,578         0         0       0      24,685     24,685   200,000
34      79     2,578         0         0       0      22,508     22,508   200,000
35      80     2,578         0         0       0      19,806     19,806   200,000
36      81     2,578         0         0       0      16,380     16,380   200,000
37      82     2,578         0         0       0      12,212     12,212   200,000
38      83     2,578         0         0       0       6,885      6,885   200,000
39      84     2,578         0         0       0         186        186   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 85.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: FEMALE 45 PREF N/S DB OPT                     MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
  1  6%
FEMALE NON-SMOKER PREFERRED AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 2,578.00                  MONY LIFE OF AMERICA                           SPECIFIED AMOUNT
                                                   DECLARED PREMIUMS

                                                               GUARANTEED CHARGES
                                           -----------------------------------------------------------
                                               0.00% (- 1.49% NET)             6.00% (4.46% NET)
                                           ----------------------------   ----------------------------
               (1)      (2)       (3)         (4)                (6)         (7)                (9)
END            NET    PREMIUM     NET        VALUE      (5)    BENEFIT      VALUE      (8)    BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON        FUND   PAYABLE       ON        FUND   PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH
----   ---   ------   -------  ---------   ---------   -----   --------   ---------   -----   --------
 1     46      2,578    2,707      0            27      1,698  200,000        149      1,819  200,000
 2     47      2,578    5,549      0         1,422      3,320  200,000      1,770      3,668  200,000
 3     48      2,578    8,534      0         1,966      4,899  200,000      2,648      5,581  200,000
 4     49      2,578   11,667      0         3,481      6,415  200,000      4,606      7,540  200,000
 5     50      2,578   14,957      0         4,911      7,844  200,000      6,589      9,523  200,000
 6     51      2,578   18,412      0         6,573      9,213  200,000      8,916     11,556  200,000
 7     52      2,578   22,040      0         8,152     10,499  200,000     11,274     13,620  200,000
 8     53      2,578   25,848      0         9,651     11,705  200,000     13,665     15,719  200,000
 9     54      2,578   29,848      0        11,071     12,832  200,000     16,094     17,854  200,000
10     55      2,578   34,047      0        12,414     13,881  200,000     18,563     20,030  200,000
11     56      2,578   38,456      0        13,788     14,961  200,000     21,224     22,398  200,000
12     57      2,578   43,086      0        15,070     15,950  200,000     23,932     24,812  200,000
13     58      2,578   47,947      0        16,261     16,847  200,000     26,691     27,278  200,000
14     59      2,578   53,052      0        17,362     17,656  200,000     29,508     29,801  200,000
15     60      2,578   58,411      0        18,375     18,375  200,000     32,387     32,387  200,000
16     61      2,578   64,038      0        19,007     19,007  200,000     35,043     35,043  200,000
17     62      2,578   69,947      0        19,509     19,509  200,000     37,734     37,734  200,000
18     63      2,578   76,152      0        19,860     19,860  200,000     40,447     40,447  200,000
19     64      2,578   82,666      0        20,040     20,040  200,000     43,169     43,169  200,000
20     65      2,578   89,506      0        20,006     20,006  200,000     45,867     45,867  200,000
21     66      2,578   96,688      0        19,766     19,766  200,000     48,564     48,564  200,000
22     67      2,578  104,230      0        19,280     19,288  200,000     51,232     51,232  200,000
23     68      2,578  112,148      0        18,549     18,549  200,000     53,857     53,857  200,000
24     69      2,578  120,462      0        17,545     17,545  200,000     56,445     56,445  200,000
25     70      2,578  129,192      0        16,248     16,248  200,000     58,983     58,983  200,000
26     71      2,578  138,359      0        14,609     14,609  200,000     61,442     61,442  200,000
27     72      2,578  147,984      0        12,527     12,527  200,000     63,756     63,756  200,000
28     73      2,578  158,090      0         9,920      9,920  200,000     65,877     65,877  200,000
29     74      2,578  168,701      0         6,627      6,627  200,000     67,702     67,702  200,000
30     75      2,578  179,843      0         2,519      2,519  200,000     69,154     69,154  200,000

             CURRENT CHARGES
      -----------------------------
            6.00% (4.46% NET)
      -----------------------------
        (10)                 (12)
END     VALUE      (11)    BENEFIT
 OF      ON        FUND    PAYABLE
YEAR  SURRENDER    VALUE   AT DEATH
----  ---------    -----   --------
 1         149      1,819  200,000
 2       2,108      4,005  200,000
 3       3,311      6,245  200,000
 4       5,538      8,471  200,000
 5       7,799     10,732  200,000
 6      10,254     12,894  200,000
 7      12,769     15,116  200,000
 8      15,370     17,423  200,000
 9      18,062     19,822  200,000
10      20,828     22,294  200,000
11      23,789     24,963  200,000
12      26,834     27,714  200,000
13      29,991     30,577  200,000
14      33,204     33,498  200,000
15      36,563     36,563  200,000
16      39,941     39,941  200,000
17      43,488     43,488  200,000
18      47,138     47,138  200,000
19      50,977     50,977  200,000
20      54,961     54,961  200,000
21      59,122     59,122  200,000
22      63,440     63,440  200,000
23      67,912     67,912  200,000
24      72,553     72,553  200,000
25      77,412     77,412  200,000
26      82,448     82,448  200,000
27      87,696     87,696  200,000
28      93,151     93,151  200,000
29      98,814     98,814  200,000
30     104,700    104,700  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 87. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at an anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                               GUARANTEED CHARGES                             CURRENT CHARGES
                                           ----------------------------------------------------------   ----------------------------
                                               0.00% (- 1.49% NET)             6.00% (4.46% NET)             6.00% (4.46% NET)
                                           ----------------------------   ---------------------------   ----------------------------
               (1)      (2)       (3)         (4)                (6)         (7)               (9)        (10)                (12)
END            NET    PREMIUM     NET        VALUE      (5)    BENEFIT      VALUE      (8)   BENEFIT      VALUE      (11)   BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON        FUND   PAYABLE       ON       FUND   PAYABLE       ON        FUND   PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE   AT DEATH
----   ---   ------   -------  ---------   ---------   -----   --------   ---------   -----  --------   ---------   -----   --------
31     76      2,578  191,542      0             0          0        0     70,134     70,134 200,000    110,797     110,797 200,000
32     77      2,578  203,826      0                                       70,541     70,541 200,000    117,143     117,143 200,000
33     78      2,578  216,725      0                                       70,295     70,295 200,000    123,754     123,754 200,000
34     79      2,578  230,268      0                                       69,246     69,246 200,000    130,633     130,633 200,000
35     80      2,578  244,488      0                                       67,228     67,228 200,000    137,851     137,851 200,000
36     81      2,578  259,419      0                                       63,986     63,986 200,000    145,419     145,419 200,000
37     82      2,578  275,097      0                                       59,183     59,183 200,000    153,430     153,430 200,000
38     83      2,578  291,559      0                                       52,314     52,314 200,000    161,901     161,901 200,000
39     84      2,578  308,844      0                                       42,694     42,694 200,000    170,951     170,951 200,000
40     85      2,578  326,993      0                                       29,463     29,463 200,000    180,696     180,696 200,000
41     86      2,578  346,049      0                                       11,387     11,387 200,000    191,367     191,367 200,936
42     87      2,578  366,059      0                                            0         0        0    202,677     202,677 212,811
43     88      2,578  387,069      0                                                                    214,372     214,372 225,090
44     89      2,578  409,129      0                                                                    226,481     226,481 237,805
45     90      2,578  432,292      0                                                                    239,000     239,000 250,950
46     91      2,578  456,614      0                                                                    251,905     251,905 264,500
47     92      2,578  482,151      0                                                                    265,559     265,559 276,182
48     93      2,578  508,966      0                                                                    280,080     280,080 288,483
49     94      2,578  537,121      0                                                                    295,620     295,620 301,533
50     95      2,578  566,684      0                                                                    312,348     312,348 315,471

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 87. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at an anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: FEMALE 45 PREF N/S DB OPT 1               MONY EQUITYMASTER                           SPECIFIED AMOUNT = $200,000
6%                                      FLEXIBLE PREMIUM VARIABLE LIFE                         INITIAL DEATH BENEFIT =
FEMALE NON-SMOKER PREFERRED AGE 45                 TO AGE 95                                          SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 2,578.00             MONY LIFE OF AMERICA
                                               DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                           6.00% (4.46% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 1     46     2,578         0         0       0          149        1,819    200,000
 2     47     2,578         0         0       0        2,108        4,005    200,000
 3     48     2,578         0         0       0        3,311        6,245    200,000
 4     49     2,578         0         0       0        5,538        8,471    200,000
 5     50     2,578         0         0       0        7,799       10,732    200,000
 6     51     2,578         0         0       0       10,254       12,894    200,000
 7     52     2,578         0         0       0       12,769       15,116    200,000
 8     53     2,578         0         0       0       15,370       17,423    200,000
 9     54     2,578         0         0       0       18,062       19,822    200,000
10     55     2,578         0         0       0       20,828       22,294    200,000
11     56     2,578         0         0       0       23,789       24,963    200,000
12     57     2,578         0         0       0       26,834       27,714    200,000
13     58     2,578         0         0       0       29,991       30,577    200,000
14     59     2,578         0         0       0       33,204       33,498    200,000
15     60     2,578         0         0       0       36,563       36,563    200,000
16     61     2,578         0         0       0       39,941       39,941    200,000
17     62     2,578         0         0       0       43,488       43,488    200,000
18     63     2,578         0         0       0       47,138       47,138    200,000
19     64     2,578         0         0       0       50,977       50,977    200,000
20     65     2,578         0         0       0       54,961       54,961    200,000
21     66     2,578         0         0       0       59,122       59,122    200,000
22     67     2,578         0         0       0       63,440       63,440    200,000
23     68     2,578         0         0       0       67,912       67,912    200,000
24     69     2,578         0         0       0       72,553       72,553    200,000
25     70     2,578         0         0       0       77,412       77,412    200,000
26     71     2,578         0         0       0       82,448       82,448    200,000
27     72     2,578         0         0       0       87,696       87,696    200,000
28     73     2,578         0         0       0       93,151       93,151    200,000
29     74     2,578         0         0       0       98,814       98,814    200,000
30     75     2,578         0         0       0      104,700      104,700    200,000
31     76     2,578         0         0       0      110,797      110,797    200,000
32     77     2,578         0         0       0      117,143      117,143    200,000
33     78     2,578         0         0       0      123,754      123,754    200,000
34     79     2,578         0         0       0      130,633      130,633    200,000
35     80     2,578         0         0       0      137,851      137,851    200,000
36     81     2,578         0         0       0      145,419      145,419    200,000
37     82     2,578         0         0       0      153,430      153,430    200,000
38     83     2,578         0         0       0      161,901      161,901    200,000
39     84     2,578         0         0       0      170,951      170,951    200,000
40     85     2,578         0         0       0      180,696      180,696    200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 87. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                           6.00% (4.46% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
41     86     2,578         0         0       0      191,367      191,367    200,936
42     87     2,578         0         0       0      202,677      202,677    212,811
43     88     2,578         0         0       0      214,372      214,372    225,090
44     89     2,578         0         0       0      226,481      226,481    237,805
45     90     2,578         0         0       0      239,000      239,000    250,950
46     91     2,578         0         0       0      251,905      251,905    264,500
47     92     2,578         0         0       0      265,559      265,559    276,182
48     93     2,578         0         0       0      280,080      280,080    288,483
49     94     2,578         0         0       0      295,620      295,620    301,533
50     95     2,578         0         0       0      312,348      312,348    315,471

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 87. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                               STANDARD LEDGER STATEMENT

FOR: FEMALE 45 PREF N/S DB OPT                     MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
1  12%
FEMALE NON-SMOKER PREFERRED AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 2,578.00                       TO AGE 95                                 SPECIFIED AMOUNT
                                                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                             ----------------------------------------------------------------
                                                  0.00% (- 1.49% NET)              12.00% (10.42% NET)
                                             -----------------------------   --------------------------------
                (1)      (2)        (3)         (4)                 (6)         (7)                    (9)
 END            NET    PREMIUM      NET        VALUE       (5)    BENEFIT      VALUE        (8)      BENEFIT
 OF           ANNUAL   ACCUM'D    LOANS/        ON        FUND    PAYABLE       ON         FUND      PAYABLE
YEAR    AGE   OUTLAY    AT 5%    SURRENDER   SURRENDER    VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----    ---   ------   -------   ---------   ---------    -----   --------   ---------     -----    --------
 1      46      2,578    2,707       0             27      1,698  200,000         270        1,940    200,000
 2      47      2,578    5,549       0          1,422      3,320  200,000       2,133        4.031    200,000
 3      48      2,578    8,534       0          1,966      4,899  200,000       3,388        6,322    200,000
 4      49      2,578   11,667       0          3,481      6,415  200,000       5,878        8,812    200,000
 5      50      2,578   14,957       0          4,911      7,844  200,000       8,566       11,499    200,000
 6      51      2,578   18,412       0          6,573      9,213  200,000      11,791       14,431    200,000
 7      52      2,578   22,040       0          8,152     10,499  200,000      15,266       17,612    200,000
 8      53      2,578   25,848       0          9,651     11,705  200,000      19,019       21,073    200,000
 9      54      2,578   29,848       0         11,071     12,832  200,000      23,086       24,846    200,000
10      55      2,578   34,047       0         12,414     13,881  200,000      27,502       28,968    200,000
11      56      2,578   38,456       0         13,788     14,961  200,000      32,516       33,689    200,000
12      57      2,578   43,086       0         15,070     15,950  200,000      37,998       37,878    200,000
13      58      2,578   47,947       0         16,261     16,847  200,000      44,006       44,593    200,000
14      59      2,578   53,052       0         17,362     17,656  200,000      50,610       50,904    200,000
15      60      2,578   58,411       0         18,375     18,375  200,000      57,886       57,886    200,000
16      61      2,578   64,038       0         19,007     19,007  200,000      65,627       65,627    200,000
17      62      2,578   69,947       0         19,509     19,509  200,000      74,192       74,192    200,000
18      63      2,578   76,152       0         19,860     19,860  200,000      83,677       83,677    200,000
19      64      2,578   82,666       0         20,040     20,040  200,000      94,197       94,197    200,000
20      65      2,578   89,506       0         20,006     20,006  200,000     105,874      105,874    200,000
21      66      2,578   96,688       0         19,766     19,766  200,000     118,917      118,917    200,000
22      67      2,578  104,230       0         19,288     19,288  200,000     133,486      133,486    200,000
23      68      2,578  112,148       0         18,549     18,549  200,000     149,810      149,810    200,000
24      69      2,578  120,462       0         17,545     17,545  200,000     168,162      168,162    200,000
25      70      2,578  129,192       0         16,248     16,248  200,000     188,706      188,706    218,899
26      71      2,578  138,359       0         14,609     14,609  200,000     211,422      211,422    243,135
27      72      2,578  147,984       0         12,527     12,527  200,000     236,581      236,581    267,336
28      73      2,578  158,090       0          9,920      9,920  200,000     264,462      264,462    293,553
29      74      2,578  168,701       0          6,627      6,627  200,000     295,379      295,379    321,963
30      75      2,578  179,843       0          2,519      2,519  200,000     329,703      329,703    352,782

          CURRENT CHARGES
       ---------------------
             12.00% (10.42% NET)
       --------------------------------
         (10)                   (12)
 END     VALUE       (11)      BENEFIT
 OF       ON         FUND      PAYABLE
YEAR   SURRENDER     VALUE    AT DEATH
----   ---------     -----    --------
 1          270        1,940    200,000
 2        2,481        4,378    200,000
 3        4,092        7,025    200,000
 4        6,899        9,833    200,000
 5        9,936       12,869    200,000
 6       13,380       16,020    200,000
 7       17,121       19,467    200,000
 8       21,213       23,266    200,000
 9       25,697       27,457    200,000
10       30,595       32,061    200,000
11       36,137       37,310    200,000
12       42,224       43,104    200,000
13       48,944       49,531    200,000
14       56,318       56,611    200,000
15       64,500       64,500    200,000
16       73,428       73,428    200,000
17       83,376       83,376    200,000
18       94,409       94,409    200,000
19      106,710      106,719    200,000
20      120,424      120,424    200,000
21      135,742      135,742    200,000
22      152,836      152,836    200,000
23      171,934      171,934    202,882
24      193,165      193,165    226,003
25      216,691      216,691    251,361
26      242,745      242,745    279,157
27      271,641      271,641    306,955
28      303,695      303,695    337,101
29      339,262      339,262    369,796
30      378,752      378,752    405,265

    Assuming Guaranteed Charges and a Gross Investment return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                    GUARANTEED CHARGES
                                             ----------------------------------------------------------------
                                                  0.00% (- 1.49% NET)             12.00% (- 10.42% NET)
                                             -----------------------------   --------------------------------
                (1)      (2)        (3)         (4)                 (6)         (7)                    (9)
 END            NET    PREMIUM      NET        VALUE       (5)    BENEFIT      VALUE        (8)      BENEFIT
 OF           ANNUAL   ACCUM'D    LOANS/        ON        FUND    PAYABLE       ON         FUND      PAYABLE
YEAR    AGE   OUTLAY    AT 5%    SURRENDER   SURRENDER    VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
----    ---   ------   -------   ---------   ---------    -----   --------   ---------     -----    --------
31      76      2,578  191,542       0              0          0        0      367,869     367,869    386,262
32      77      2,578  203,826       0              0          0        0      410,041     410,041    430,543
33      78      2,578  216,725       0              0          0        0      456,622     456,622    479,453
34      79      2,578  230,268       0              0          0        0      508,045     508,045    533,447
35      80      2,578  244,488       0              0          0        0      564,781     564,781    593,020
36      81      2,578  259,419       0              0          0        0      627,331     627,331    658,698
37      82      2,578  275,097       0              0          0        0      696,233     696,233    731,044
38      83      2,578  291,559       0              0          0        0      772,042     772,042    810,644
39      84      2,578  308,844       0              0          0        0      855,343     855,343    898,110
40      85      2,578  326,993       0              0          0        0      946,762     946,762    994,100
41      86      2,578  346,049       0              0          0        0    1,046,951   1,046,951  1,099,299
42      87      2,578  366,059       0              0          0        0    1,156,605   1,156,605  1,214,436
43      88      2,578  387,069       0              0          0        0    1,276,430   1,276,430  1,340,251
44      89      2,578  409,129       0              0          0        0    1,407,184   1,407,184  1,477,543
45      90      2,578  432,292       0              0          0        0    1,549,597   1,549,597  1,627,077
46      91      2,578  456,614       0              0          0        0    1,704,434   1,704,434  1,789,656
47      92      2,578  482,151       0              0          0        0    1,876,725   1,876,725  1,951,794
48      93      2,578  508,966       0              0          0        0    2,069,388   2,069,388  2,131,470
49      94      2,578  537,121       0              0          0        0    2,286,068   2,286,068  2,331,789
50      95      2,578  566,684       0              0          0        0    2,531,426   2,531,426  2,556,740

          CURRENT CHARGES
       ---------------------
            12.00% (- 10.42% NET)
       --------------------------------
           (10)                  (12)
 END      VALUE       (11)      BENEFIT
 OF        ON         FUND      PAYABLE
YEAR    SURRENDER     VALUE    AT DEATH
----    ---------     -----    --------
31       422,620     422,620    443,751
32       471,212     471,212    494,773
33       525,024     525,024    551,275
34       584,590     584,590    613,819
35       650,519     650,519    683,045
36       723,448     723,448    759,620
37       804,107     804,107    844,312
38       893,213     893,213    937,874
39       991,593     991,593  1,041,173
40     1,100,045   1,100,045  1,155,047
41     1,219,465   1,219,465  1,280,438
42     1,350,804   1,350,804  1,418,345
43     1,495,068   1,495,068  1,569,821
44     1,653,619   1,653,619  1,736,300
45     1,827,691   1,827,691  1,919,076
46     2,018,474   2,018,474  2,119,397
47     2,230,477   2,230,477  2,319,696
48     2,466,787   2,466,787  2,540,790
49     2,731,205   2,731,205  2,785,829
50     3,028,191   3,028,191  3,058,472

    Assuming Guaranteed Charges and a Gross Investment return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                    ALLOCATION OF VALUES

FOR: FEMALE 45 PREF N/S DB OPT                     MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
  1  12%
FEMALE NON-SMOKER PREFERRED AGE 45           FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 2,578.00                       TO AGE 95                                 SPECIFIED AMOUNT
                                                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                              CURRENT CHARGES
                                                     ---------------------------------
                                                            12.00% (10.42% NET)
                                                     ---------------------------------
 END                    UNSCHEDULED                    VALUE                  BENEFIT
 OF                      PREMIUM/     NET    TOTAL      ON         FUND       PAYABLE
YEAR    AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE     AT DEATH
----    ---   -------   -----------   ----   -----   ---------     -----     --------
 1      46     2,578         0         0       0          270        1,940     200,000
 2      47     2,578         0         0       0        2,481        4,378     200,000
 3      48     2,578         0         0       0        4,092        7,025     200,000
 4      49     2,578         0         0       0        6,899        9,833     200,000
 5      50     2,578         0         0       0        9,936       12,869     200,000
 6      51     2,578         0         0       0       13,380       16,020     200,000
 7      52     2,578         0         0       0       17,121       19,467     200,000
 8      53     2,578         0         0       0       21,213       23,266     200,000
 9      54     2,578         0         0       0       25,697       27,457     200,000
10      55     2,578         0         0       0       30,595       32,061     200,000
11      56     2,578         0         0       0       36,137       37,310     200,000
12      57     2,578         0         0       0       42,224       43,104     200,000
13      58     2,578         0         0       0       48,944       49,531     200,000
14      59     2,578         0         0       0       56,318       56,611     200,000
15      60     2,578         0         0       0       64,500       64,500     200,000
16      61     2,578         0         0       0       73,428       73,428     200,000
17      62     2,578         0         0       0       83,376       83,376     200,000
18      63     2,578         0         0       0       94,409       94,409     200,000
19      64     2,578         0         0       0      106,719      106,719     200,000
20      65     2,578         0         0       0      120,424      120,424     200,000
21      66     2,578         0         0       0      135,742      135,742     200,000
22      67     2,578         0         0       0      152,836      152,836     200,000
23      68     2,578         0         0       0      171,934      171,934     202,882
24      69     2,578         0         0       0      193,165      193,165     226,003
25      70     2,578         0         0       0      216,691      216,691     251,361
26      71     2,578         0         0       0      242,745      242,745     279,157
27      72     2,578         0         0       0      271,641      271,641     306,955
28      73     2,578         0         0       0      303,695      303,695     337,101
29      74     2,578         0         0       0      339,262      339,262     369,796
30      75     2,578         0         0       0      378,752      378,752     405,265
31      76     2,578         0         0       0      422,620      422,620     443,751
32      77     2,578         0         0       0      471,212      471,212     494,773
33      78     2,578         0         0       0      525,024      525,024     551,275
34      79     2,578         0         0       0      584,590      584,590     613,819
35      80     2,578         0         0       0      650,519      650,519     683,045
36      81     2,578         0         0       0      723,448      723,448     759,620
37      82     2,578         0         0       0      804,107      804,107     844,312
38      83     2,578         0         0       0      893,213      893,213     937,874
39      84     2,578         0         0       0      991,593      991,593   1,041,173
40      85     2,578         0         0       0    1,100,045    1,100,045   1,115,047

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                              CURRENT CHARGES
                                                     ---------------------------------
                                                            12.00% (10.42% NET)
                                                     ---------------------------------
 END                    UNSCHEDULED                    VALUE                  BENEFIT
 OF                      PREMIUM/     NET    TOTAL      ON         FUND       PAYABLE
YEAR    AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE     AT DEATH
----    ---   -------   -----------   ----   -----   ---------     -----     --------

41      86     2,578         0         0       0     1,219,465   1,219,465   1,280,438
42      87     2,578         0         0       0     1,350,804   1,350,804   1,418,345
43      88     2,578         0         0       0     1,495,068   1,495,068   1,569,821
44      89     2,578         0         0       0     1,653,619   1,653,619   1,736,300
45      90     2,578         0         0       0     1,827,691   1,827,691   1,919,076
46      91     2,578         0         0       0     2,018,474   2,018,474   2,119,397
47      92     2,578         0         0       0     2,230,477   2,230,477   2,319,696
48      93     2,578         0         0       0     2,466,787   2,466,787   2,540,790
49      94     2,578         0         0       0     2,731,205   2,731,205   2,785,829
50      95     2,578         0         0       0     3,028,191   3,028,191   3,058,472

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $38,625.68           INITIAL GUIDELINE ANNUAL: $2,941.36             INITIAL TWO YEAR MINIMUM: $2,578.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                           STANDARD LEDGER STATEMENT

FOR: MALE 45 STANDARD SMOKER DB OPT 1  0%                      MONY EQUITYMASTER                 SPECIFIED AMOUNT = $200,000
MALE SMOKER STANDARD AGE 45                             FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 4,162.00                                   TO AGE 95                                SPECIFIED AMOUNT
                                                             MONY LIFE OF AMERICA
                                                               DECLARED PREMIUMS

                                                                   GUARANTEED CHARGES
                                              -------------------------------------------------------------
                                                   0.00% (- 1.49% NET)             0.00% (- 1.49% NET)
                                              -----------------------------   -----------------------------
                  (1)      (2)       (3)         (4)                 (6)         (7)                 (9)
  END             NET    PREMIUM     NET        VALUE       (5)    BENEFIT      VALUE       (8)    BENEFIT
  OF            ANNUAL   ACCUM'D   LOANS/        ON        FUND    PAYABLE       ON        FUND    PAYABLE
 YEAR     AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER    VALUE   AT DEATH   SURRENDER    VALUE   AT DEATH
 ----     ---   ------   -------  ---------   ---------    -----   --------   ---------    -----   --------
 1        46      4,162    4,370      0            573      2,655  200,000         573      2,655  200,000
 2        47      4,162    8,959      0          2,572      5,023  200,000       2,572      5,023  200,000
 3        48      4,162   13,777      0          3,136      7,258  200,000       3,136      7,258  200,000
 4        49      4,162   18,836      0          5,218      9,339  200,000       5,218      9,339  200,000
 5        50      4,162   24,148      0          7,151     11,272  200,000       7,151     11,272  200,000
 6        51      4,162   29,725      0          9,350     13,060  200,000       9,350     13,060  200,000
 7        52      4,162   35,581      0         11,386     14,684  200,000      11,386     14,684  200,000
 8        53      4,162   41,731      0         13,219     16,104  200,000      13,219     16,104  200,000
 9        54      4,162   48,187      0         14,850     17,323  200,000      14,850     17,323  200,000
10        55      4,162   54,967      0         16,242     18,303  200,000      16,242     18,303  200,000
Total            41,620
11        56      4,162   62,085      0         17,604     19,253  200,000      17,604     19,253  200,000
12        57      4,162   69,559      0         18,714     19,951  200,000      18,714     19,951  200,000
13        58      4,162   77,408      0         19,551     20,375  200,000      19,551     20,375  200,000
14        59      4,162   85,648      0         20,092     20,504  200,000      20,092     20,504  200,000
15        60      4,162   94,300      0         20,336     20,336  200,000      20,336     20,336  200,000
16        61      4,162  103,386      0         19,843     19,843  200,000      19,843     19,843  200,000
17        62      4,162  112,925      0         18,957     18,957  200,000      18,957     18,957  200,000
18        63      4,162  122,941      0         17,624     17,624  200,000      17,624     17,624  200,000
19        64      4,162  133,459      0         15,785     15,785  200,000      15,785     15,785  200,000
20        65      4,162  144,502      0         13,354     13,354  200,000      13,354     13,354  200,000
Total            83,240
21        66      4,162  156,097      0         10,320     10,320  200,000      10,320     10,320  200,000
22        67      4,162  168,272      0          6,561      6,561  200,000       6,561      6,561  200,000
23        68      4,162  181,055      0          1,981      1,981  200,000       1,981      1,981  200,000
24        69      4,162  194,478      0              0          0        0           0          0        0
25        70      4,162  208,572      0              0          0        0           0          0        0
26        71      4,162  223,371      0              0          0        0           0          0        0
27        72      4,162  238,910      0              0          0        0           0          0        0
28        73      4,162  255,225      0              0          0        0           0          0        0
29        74      4,162  272,356      0              0          0        0           0          0        0
30        75      4,162  290,344      0              0          0        0           0          0        0

                CURRENT CHARGES
         -----------------------------
              0.00% (- 1.49% NET)
         -----------------------------
           (10)                 (12)
  END      VALUE      (11)    BENEFIT
  OF        ON        FUND    PAYABLE
 YEAR    SURRENDER    VALUE   AT DEATH
 ----    ---------    -----   --------
 1            573      2,655  200,000
 2          3,036      5,486  200,000
 3          4,030      8,151  200,000
 4          6,511     10,632  200,000
 5          8,859     12,980  200,000
 6         11,467     15,176  200,000
 7         13,928     17,225  200,000
 8         16,289     19,174  200,000
 9         18,510     20,983  200,000
10         20,573     22,634  200,000
Total
11         22,566     24,214  200,000
12         24,395     25,631  200,000
13         25,877     26,701  200,000
14         27,220     27,632  200,000
15         28,365     28,365  200,000
16         29,346     29,346  200,000
17         30,089     30,089  200,000
18         30,556     30,556  200,000
19         30,744     30,744  200,000
20         30,713     30,713  200,000
Total
21         30,504     30,504  200,000
22         30,030     30,030  200,000
23         29,244     29,244  200,000
24         28,016     28,016  200,000
25         26,229     26,229  200,000
26         23,879     23,879  200,000
27         20,833     20,833  200,000
28         17,090     17,090  200,000
29         12,449     12,449  200,000
30          6,721      6,721  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 76.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.88           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                          ALLOCATION OF VALUES

FOR: MALE 45 STANDARD SMOKER DE OPT 1  0%                   MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE SMOKER STANDARD AGE 45                          FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 4,162.00                                TO AGE 95                                  SPECIFIED AMOUNT
                                                          MONY LIFE OF AMERICA
                                                            DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ----------------------------
                                                         0.00% (-1.49% NET)
                                                    ----------------------------
END                    UNSCHEDULED                    VALUE             BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON       FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----   --------
 1     46     4,162         0         0       0         573      2,655  200,000
 2     47     4,162         0         0       0       3,036      5,486  200,000
 3     48     4,162         0         0       0       4,030      8,151  200,000
 4     49     4,162         0         0       0       6,511     10,632  200,000
 5     50     4,162         0         0       0       8,859     12,980  200,000
 6     51     4,162         0         0       0      11,467     15,176  200,000
 7     52     4,162         0         0       0      13,928     17,225  200,000
 8     53     4,162         0         0       0      16,289     19,174  200,000
 9     54     4,162         0         0       0      18,510     20,983  200,000
10     55     4,162         0         0       0      20,573     22,634  200,000

11     56     4,162         0         0       0      22,566     24,214  200,000
12     57     4,162         0         0       0      24,395     25,631  200,000
13     58     4,162         0         0       0      25,877     26,701  200,000
14     59     4,162         0         0       0      27,220     27,632  200,000
15     60     4,162         0         0       0      28,365     28,365  200,000
16     61     4,162         0         0       0      29,346     29,346  200,000
17     62     4,162         0         0       0      30,089     30,089  200,000
18     63     4,162         0         0       0      30,556     30,556  200,000
19     64     4,162         0         0       0      30,744     30,744  200,000
20     65     4,162         0         0       0      30,713     30,713  200,000

21     66     4,162         0         0       0      30,504     30,504  200,000
22     67     4,162         0         0       0      30,030     30,030  200,000
23     68     4,162         0         0       0      29,244     29,244  200,000
24     69     4,162         0         0       0      28,016     28,016  200,000
25     70     4,162         0         0       0      26,229     26,229  200,000
26     71     4,162         0         0       0      23,879     23,879  200,000
27     72     4,162         0         0       0      20,833     20,833  200,000
28     73     4,162         0         0       0      17,090     17,090  200,000
29     74     4,162         0         0       0      12,449     12,449  200,000
30     75     4,162         0         0       0       6,721      6,721  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 76.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                        STANDARD LEDGER STATEMENT

FOR: MALE 45 STANDARD SMOKER DB OPT 1  6%                   MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE SMOKER STANDARD AGE 45                          FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 4,162.00                                TO AGE 95                                  SPECIFIED AMOUNT
                                                          MONY LIFE OF AMERICA
                                                            DECLARED PREMIUMS

                                                              GUARANTEED CHARGES                              CURRENT CHARGES
                                           ---------------------------------------------------------   -----------------------------
                                               0.00% (-1.49% NET)             6.00% (4.46% NET)              6.00% (4.46% NET)
                                           ---------------------------   ---------------------------   -----------------------------
               (1)      (2)       (3)         (4)               (6)         (7)               (9)        (10)                 (12)
END            NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE      (8)   BENEFIT      VALUE      (11)    BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON       FUND   PAYABLE       ON        FUND    PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE  AT DEATH   SURRENDER    VALUE   AT DEATH
----   ---   ------   -------  ---------   ---------   -----  --------   ---------   -----  --------   ---------    -----   --------
 1     46      4,162    4,370      0           573     2,655  200,000        766     2,848  200,000         766      2,848  200,000
 2     47      4,162    8,959      0         2,572     5,023  200,000      3,120     5,570  200,000       3,597      6,048  200,000
 3     48      4,162   13,777      0         3,136     7,258  200,000      4,195     8,316  200,000       5,143      9,264  200,000
 4     49      4,162   18,836      0         5,218     9,339  200,000      6,945     11,066 200,000       8,359     12,481  200,000
 5     50      4,162   24,148      0         7,151     11,272 200,000      9,704     13,825 200,000      11,626     15,747  200,000
 6     51      4,162   29,725      0         9,350     13,060 200,000     12,889     16,598 200,000      15,339     19,049  200,000
 7     52      4,162   35,581      0        11,386     14,684 200,000     16,070     19,367 200,000      19,095     22,392  200,000
 8     53      4,162   41,731      0        13,219     16,104 200,000     19,208     22,093 200,000      22,941     25,826  200,000
 9     54      4,162   48,187      0        14,850     17,323 200,000     22,306     24,779 200,000      26,846     29,319  200,000
10     55      4,162   54,967      0        16,242     18,303 200,000     25,326     27,387 200,000      30,796     32,857  200,000

11     56      4,162   62,085      0        17,604     19,253 200,000     28,537     30,186 200,000      34,955     36,604  200,000
12     57      4,162   69,559      0        18,714     19,951 200,000     31,685     32,922 200,000      39,189     40,425  200,000
13     58      4,162   77,408      0        19,551     20,375 200,000     34,753     35,578 200,000      43,336     44,161  200,000
14     59      4,162   85,648      0        20,092     20,504 200,000     37,724     38,137 200,000      47,596     48,008  200,000
15     60      4,162   94,300      0        20,336     20,336 200,000     40,601     40,601 200,000      51,926     51,926  200,000
16     61      4,162  103,386      0        19,843     19,843 200,000     42,952     42,952 200,000      56,324     56,324  200,000
17     62      4,162  112,925      0        18,957     18,957 200,000     45,134     45,134 200,000      60,803     60,803  200,000
18     63      4,162  122,941      0        17,624     17,624 200,000     47,106     47,106 200,000      65,351     65,351  200,000
19     64      4,162  133,459      0        15,785     15,785 200,000     48,822     48,822 200,000      69,987     69,987  200,000
20     65      4,162  144,502      0        13,354     13,354 200,000     50,216     50,216 200,000      74,781     74,781  200,000

21     66      4,162  156,097      0        10,320     10,320 200,000     51,304     51,304 200,000      79,816     79,816  200,000
22     67      4,162  168,272      0         6,561     6,561  200,000     51,976     51,976 200,000      85,037     85,037  200,000
23     68      4,162  181,055      0         1,981     1,981  200,000     52,162     52,162 200,000      90,449     90,449  200,000
24     69      4,162  194,478      0             0         0        0     51,835     51,835 200,000      96,007     96,007  200,000
25     70      4,162  208,572      0             0         0        0     50,866     50,866 200,000     101,690    101,690  200,000
26     71      4,162  223,371      0             0         0        0     49,106     49,106 200,000     107,558    107,558  200,000
27     72      4,162  238,910      0             0         0        0     46,396     46,396 200,000     113,608    113,608  200,000
28     73      4,162  255,225      0             0         0        0     42,461     42,461 200,000     119,923    119,923  200,000
29     74      4,162  272,356      0             0         0        0     37,006     37,006 200,000     126,506    126,506  200,000
30     75      4,162  290,344      0             0         0        0     29,682     29,682 200,000     133,400    133,400  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                  GUARANTEED CHARGES
                                              -----------------------------------------------------------
                                                   0.00% (-1.49% NET)             6.00% (4.46% NET)
                                              ----------------------------   ----------------------------
                  (1)      (2)       (3)         (4)                (6)         (7)                (9)
  END             NET    PREMIUM     NET        VALUE      (5)    BENEFIT      VALUE      (8)    BENEFIT
  OF            ANNUAL   ACCUM'D   LOANS/        ON        FUND   PAYABLE       ON        FUND   PAYABLE
 YEAR     AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH
 ----     ---   ------   -------  ---------   ---------   -----   --------   ---------   -----   --------
31        76      4,162  309,232      0             0          0        0     19,951     19,951  200,000
32        77      4,162  329,063      0             0          0        0      7,238      7,238  200,000
33        78      4,162  349,887      0             0          0        0          0          0        0
34        79      4,162  371,751      0             0          0        0          0          0        0
35        80      4,162  394,709      0             0          0        0          0          0        0
36        81      4,162  418,814      0             0          0        0          0          0        0
37        82      4,162  444,125      0             0          0        0          0          0        0
38        83      4,162  470,701      0             0          0        0          0          0        0
39        84      4,162  498,607      0             0          0        0          0          0        0
40        85      4,162  527,907      0             0          0        0          0          0        0
Total           166,480

41        86      4,162  558,673      0             0          0        0          0          0        0
42        87      4,162  590,976      0             0          0        0          0          0        0
43        88      4,162  624,895      0             0          0        0          0          0        0
44        89      4,162  660,510      0             0          0        0          0          0        0
45        90      4,162  697,906      0             0          0        0          0          0        0
46        91      4,162  737,171      0             0          0        0          0          0        0
47        92      4,162  778,400      0             0          0        0          0          0        0
48        93      4,162  821,690      0             0          0        0          0          0        0
49        94      4,162  867,144      0             0          0        0          0          0        0
50        95      4,162  914,872      0             0          0        0          0          0        0

                CURRENT CHARGES
         -----------------------------
               6.00% (4.46% NET)
         -----------------------------
           (10)                 (12)
  END      VALUE      (11)    BENEFIT
  OF        ON        FUND    PAYABLE
 YEAR    SURRENDER    VALUE   AT DEATH
 ----    ---------    -----   --------
31        140,753    140,753  200,000
32        148,589    148,589  200,000
33        157,023    157,023  200,000
34        165,956    165,956  200,000
35        175,846    175,846  200,000
36        187,039    187,039  200,000
37        199,415    199,415  209,386
38        212,313    212,313  222,928
39        225,674    225,674  236,957
40        239,478    239,478  251,452
Total

41        253,736    253,736  266,423
42        268,411    268,411  281,831
43        283,512    283,512  297,688
44        299,024    299,024  313,975
45        314,930    314,930  330,677
46        331,172    331,172  347,730
47        348,580    348,580  362,523
48        367,367    367,367  378,388
49        387,780    387,780  395,536
50        410,114    410,114  414,216

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUE

FOR: MALE 45 STANDARD SMOKER DB OPT 1  6%                   MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE SMOKER STANDARD AGE 45                          FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 4,162.00                                TO AGE 95                                  SPECIFIED AMOUNT
                                                          MONY LIFE OF AMERICA
                                                            DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                          6.00% (4.46% NET)
                                                    ------------------------------
END                    UNSCHEDULED                    VALUE               BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----    --------
 1     46     4,162         0         0       0          766      2,848   200,000
 2     47     4,162         0         0       0        3,597      6,048   200,000
 3     48     4,162         0         0       0        5,143      9,264   200,000
 4     49     4,162         0         0       0        8,359     12,481   200,000
 5     50     4,162         0         0       0       11,626     15,747   200,000
 6     51     4,162         0         0       0       15,339     19,049   200,000
 7     52     4,162         0         0       0       19,095     22,392   200,000
 8     53     4,162         0         0       0       22,941     25,826   200,000
 9     54     4,162         0         0       0       26,846     29,319   200,000
10     55     4,162         0         0       0       30,796     32,857   200,000

11     56     4,162         0         0       0       34,955     36,604   200,000
12     57     4,162         0         0       0       39,189     40,425   200,000
13     58     4,162         0         0       0       43,336     44,161   200,000
14     59     4,162         0         0       0       47,596     48,008   200,000
15     60     4,162         0         0       0       51,926     51,926   200,000
16     61     4,162         0         0       0       56,324     56,324   200,000
17     62     4,162         0         0       0       60,803     60,803   200,000
18     63     4,162         0         0       0       65,351     65,351   200,000
19     64     4,162         0         0       0       69,987     69,987   200,000
20     65     4,162         0         0       0       74,781     74,781   200,000

21     66     4,162         0         0       0       79,816     79,816   200,000
22     67     4,162         0         0       0       85,037     85,037   200,000
23     68     4,162         0         0       0       90,449     90,449   200,000
24     69     4,162         0         0       0       96,007     96,007   200,000
25     70     4,162         0         0       0      101,690    101,690   200,000
26     71     4,162         0         0       0      107,558    107,558   200,000
27     72     4,162         0         0       0      113,608    113,608   200,000
28     73     4,162         0         0       0      119,923    119,923   200,000
29     74     4,162         0         0       0      126,506    126,506   200,000
30     75     4,162         0         0       0      133,400    133,400   200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                          6.00% (4.46% NET)
                                                    ------------------------------
END                    UNSCHEDULED                    VALUE               BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----    --------
31     76     4,162         0         0       0      140,753    140,753   200,000
32     77     4,162         0         0       0      148,589    148,589   200,000
33     78     4,162         0         0       0      157,023    157,023   200,000
34     79     4,162         0         0       0      165,956    165,956   200,000
35     80     4,162         0         0       0      175,846    175,846   200,000
36     81     4,162         0         0       0      187,039    187,039   200,000
37     82     4,162         0         0       0      199,415    199,415   209,386
38     83     4,162         0         0       0      212,313    212,313   222,928
39     84     4,162         0         0       0      225,674    225,674   236,957
40     85     4,162         0         0       0      239,478    239,478   251,452

41     86     4,162         0         0       0      253,736    253,736   266,423
42     87     4,162         0         0       0      268,411    268,411   281,831
43     88     4,162         0         0       0      283,512    283,512   297,688
44     89     4,162         0         0       0      299,024    299,024   313,975
45     90     4,162         0         0       0      314,930    314,930   330,677
46     91     4,162         0         0       0      331,172    331,172   347,730
47     92     4,162         0         0       0      348,580    348,580   362,523
48     93     4,162         0         0       0      367,367    367,367   378,388
49     94     4,162         0         0       0      387,780    387,780   395,536
50     95     4,162         0         0       0      410,114    410,114   414,216

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 78. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 45 STANDARD SMOKER DB OPT 1  12%             MONY EQUITYMASTER                             SPECIFIED AMOUNT = $200,000
MALE SMOKER STANDARD AGE 45                      FLEXIBLE PREMIUM VARIABLE LIFE                          INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 4,162.00                      MONY LIFE OF AMERICA                                      SPECIFIED AMOUNT
                                                       DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                              --------------------------------------------------------------
                                                  0.00% (- 1.49% NET)             12.00% (10.42% NET)
                                              ---------------------------   --------------------------------
                  (1)      (2)       (3)         (4)               (6)         (7)                    (9)
  END             NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE        (8)      BENEFIT
  OF            ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON         FUND      PAYABLE
 YEAR     AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER     VALUE    AT DEATH
 ----     ---   ------   -------  ---------   ---------   -----  --------   ---------     -----    --------
 1        46      4,162    4,370      0           573      2,655   200,000       960        3,042    200,000
 2        47      4,162    8,959      0         2,572      5,023   200,000     3,691        6,142    200,000
 3        48      4,162   13,777      0         3,136      7,258   200,000     5,347        9,468    200,000
 4        49      4,162   18,836      0         5,218      9,339   200,000     8,904       13,026    200,000
 5        50      4,162   24,148      0         7,151     11,272   200,000    12,725       16,846    200,000
 6        51      4,162   29,725      0         9,350     13,060   200,000    17,257       20,966    200,000
 7        52      4,162   35,581      0        11,386     14,684   200,000    22,106       25,403    200,000
 8        53      4,162   41,731      0        13,219     16,104   200,000    27,273       30,158    200,000
 9        54      4,162   48,187      0        14,850     17,323   200,000    32,807       35,280    200,000
10        55      4,162   54,967      0        16,242     18,303   200,000    38,722       40,783    200,000
11        56      4,162   62,085      0        17,604     19,253   200,000    45,434       47,083    200,000
12        57      4,162   69,559      0        18,714     19,951   200,000    52,717       53,954    200,000
13        58      4,162   77,408      0        19,551     20,375   200,000    60,648       61,472    200,000
14        59      4,162   85,648      0        20,092     20,504   200,000    69,317       69,729    200,000
15        60      4,162   94,300      0        20,336     20,336   200,000    78,853       78,853    200,000
16        61      4,162  103,386      0        19,843     19,843   200,000    88,978       88,978    200,000
17        62      4,162  112,925      0        18,957     18,957   200,000   100,237      100,237    200,000
18        63      4,162  122,941      0        17,624     17,624   200,000   112,817      112,817    200,000
19        64      4,162  133,459      0        15,785     15,785   200,000   126,948      126,948    200,000
20        65      4,162  114,502      0        13,354     13,354   200,000   142,908      142,908    200,000
21        66      4,162  156,097      0        10,320     10,320   200,000   161,147      161,147    200,000
22        67      4,162  168,272      0         6,561      6,561   200,000   181,799      181,799    216,341
23        68      4,162  181,055      0         1,981      1,981   200,000   204,513      204,513    241,326
24        69      4,162  194,478      0             0          0         0   229,486      229,486    268,499
25        70      4,162  208,572      0             0          0         0   256,936      256,936    298,046
26        71      4,162  223,371      0             0          0         0   287,105      287,105    330,171
27        72      4,162  238,910      0             0          0         0   320,462      320,462    362,122
28        73      4,162  255,225      0             0          0         0   357,400      357,400    396,715
29        74      4,162  272,356      0             0          0         0   398,398      398,398    434,253
30        75      4,162  290,344      0             0          0         0   444,031      444,031    475,114

                 CURRENT CHARGES
         --------------------------------
               12.00% (10.42% NET)
         --------------------------------
           (10)                   (12)
  END      VALUE       (11)      BENEFIT
  OF        ON         FUND      PAYABLE
 YEAR    SURRENDER     VALUE    AT DEATH
 ----    ---------     -----    --------
 1            960        3,042    200,000
 2          4,183        6,633    200,000
 3          6,351       10,472    200,000
 4         10,447       14,568    200,000
 5         14,881       19,003    200,000
 6         20,088       23,797    200,000
 7         25,702       28,999    200,000
 8         31,820       34,705    200,000
 9         38,464       40,937    200,000
10         45,683       47,744    200,000
11         53,821       55,470    200,000
12         62,765       64,001    200,000
13         72,483       73,307    200,000
14         83,267       83,680    200,000
15         95,230       95,230    200,000
16        108,411      108,411    200,000
17        123,136      123,136    200,000
18        139,631      139,631    200,000
19        158,184      158,184    200,000
20        178,985      178,985    218,362
21        202,081      202,081    242,498
22        227,579      227,579    270,819
23        255,723      255,723    301,753
24        286,759      286,759    335,508
25        320,966      320,966    372,320
26        358,685      358,685    412,487
27        400,416      400,416    452,470
28        446,674      446,674    495,808
29        498,000      498,000    542,820
30        555,047      555,047    593,900

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract lapses at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                    GUARANTEED CHARGES
                                              ---------------------------------------------------------------
                                                  0.00% (- 1.49% NET)              12.00% (10.42% NET)
                                              ----------------------------   --------------------------------
                  (1)      (2)       (3)         (4)                (6)         (7)                    (9)
  END             NET    PREMIUM     NET        VALUE      (5)    BENEFIT      VALUE        (8)      BENEFIT
  OF            ANNUAL   ACCUM'D   LOANS/        ON       FUND    PAYABLE       ON         FUND      PAYABLE
 YEAR     AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE    AT DEATH
 ----     ---   ------   -------  ---------   ---------   -----   --------   ---------     -----    --------
31        76      4,162  309,232      0           0         0        0         494,986     494,986    519,735
32        77      4,162  329,063      0           0         0        0         551,064     551,064    578,617
33        78      4,162  349,887      0           0         0        0         612,751     612,751    643,388
34        79      4,162  371,751      0           0         0        0         680,581     680,581    714,610
35        80      4,162  394,709      0           0         0        0         755,120     755,120    792,876
36        81      4,162  418,814      0           0         0        0         836,962     836,962    878,810
37        82      4,162  444,125      0           0         0        0         926,747     926,747    973,084
38        83      4,162  470,701      0           0         0        0       1,025,123   1,025,123  1,076,379
39        84      4,162  498,607      0           0         0        0       1,132,773   1,132,773  1,189,411
40        85      4,162  527,907      0           0         0        0       1,250,436   1,250,436  1,312,958
41        86      4,162  558,673      0           0         0        0       1,378,917   1,378,917  1,447,863
42        87      4,162  590,976      0           0         0        0       1,519,104   1,519,104  1,595,059
43        88      4,162  624,895      0           0         0        0       1,671,956   1,671,956  1,755,554
44        89      4,162  660,510      0           0         0        0       1,838,361   1,838,361  1,930,279
45        90      4,162  697,906      0           0         0        0       2,019,366   2,019,366  2,120,335
46        91      4,162  737,171      0           0         0        0       2,216,063   2,216,063  2,326,866
47        92      4,162  778,400      0           0         0        0       2,436,330   2,436,330  2,533,783
48        93      4,162  821,690      0           0         0        0       2,684,143   2,684,143  2,764,667
49        94      4,162  867,144      0           0         0        0       2,964,138   2,964,138  3,023,421
50        95      4,162  914,872      0           0         0        0       3,282,334   3,282,334  3,315,157

                 CURRENT CHARGES
         --------------------------------
               12.00% (10.42% NET)
         --------------------------------
           (10)                   (12)
  END      VALUE       (11)      BENEFIT
  OF        ON         FUND      PAYABLE
 YEAR    SURRENDER     VALUE    AT DEATH
 ----    ---------     -----    --------
31         618,632     618,632    649,564
32         688,805     688,805    723,246
33         766,199     766,199    804,509
34         851,215     851,215    893,776
35         944,737     944,737    991,974
36       1,047,583   1,047,583  1,099,962
37       1,160,516   1,160,516  1,218,542
38       1,285,006   1,285,006  1,349,257
39       1,421,726   1,421,726  1,492,812
40       1,571,622   1,571,622  1,650,203
41       1,735,914   1,735,914  1,822,709
42       1,915,590   1,915,590  2,011,370
43       2,112,044   2,112,044  2,217,646
44       2,326,578   2,326,578  2,442,907
45       2,560,602   2,560,602  2,688,632
46       2,815,241   2,815,241  2,956,003
47       3,099,575   3,099,575  3,223,558
48       3,418,515   3,418,515  3,521,070
49       3,777,967   3,777,967  3,853,527
50       4,185,124   4,185,124  4,226,975

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract lapses at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                           ALLOCATION OF VALUES

FOR: MALE 45 STANDARD SMOKER DB OPT 1  12%                  MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
MALE SMOKER STANDARD AGE 45                           FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 4,162.00                                TO AGE 95                                  SPECIFIED AMOUNT
                                                           MONY LIFE OF AMERICA
                                                            DECLARED PREMIUMS

                                                              CURRENT CHARGES
                                                     ---------------------------------
                                                            12.00% (10.42% NET)
                                                     ---------------------------------
 END                    UNSCHEDULED                    VALUE                  BENEFIT
 OF                      PREMIUM/     NET    TOTAL      ON         FUND       PAYABLE
YEAR    AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE     AT DEATH
----    ---   -------   -----------   ----   -----   ---------     -----     --------
 1      46     4,162         0         0       0          960        3,042     200,000
 2      47     4,162         0         0       0        4,183        6,633     200,000
 3      48     4,162         0         0       0        6,351       10,472     200,000
 4      49     4,162         0         0       0       10,447       14,568     200,000
 5      50     4,162         0         0       0       14,881       19,003     200,000
 6      51     4,162         0         0       0       20,088       23,797     200,000
 7      52     4,162         0         0       0       25,702       28,999     200,000
 8      53     4,162         0         0       0       31,820       34,705     200,000
 9      54     4,162         0         0       0       38,464       40,937     200,000
10      55     4,162         0         0       0       45,683       47,744     200,000

11      56     4,162         0         0       0       53,821       55,470     200,000
12      57     4,162         0         0       0       62,765       64,001     200,000
13      58     4,162         0         0       0       72,483       73,308     200,000
14      59     4,162         0         0       0       83,267       83,680     200,000
15      60     4,162         0         0       0       95,230       95,230     200,000
16      61     4,162         0         0       0      108,411      108,411     200,000
17      62     4,162         0         0       0      123,136      123,136     200,000
18      63     4,162         0         0       0      139,631      139,631     200,000
19      64     4,162         0         0       0      158,184      158,184     200,000
20      65     4,162         0         0       0      178,985      178,985     218,362

21      66     4,162         0         0       0      202,081      202,081     242,498
22      67     4,162         0         0       0      227,579      227,579     270,819
23      68     4,162         0         0       0      255,723      255,723     301,753
24      69     4,162         0         0       0      286,759      286,759     335,508
25      70     4,162         0         0       0      320,966      320,966     372,320
26      71     4,162         0         0       0      358,685      358,685     412,487
27      72     4,162         0         0       0      400,416      400,416     452,470
28      73     4,162         0         0       0      446,674      446,674     495,808
29      74     4,162         0         0       0      498,000      498,000     542,820
30      75     4,162         0         0       0      555,047      555,047     593,900

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                              CURRENT CHARGES
                                                     ---------------------------------
                                                            12.00% (10.42% NET)
                                                     ---------------------------------
 END                    UNSCHEDULED                    VALUE                  BENEFIT
 OF                      PREMIUM/     NET    TOTAL      ON         FUND       PAYABLE
YEAR    AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE     AT DEATH
----    ---   -------   -----------   ----   -----   ---------     -----     --------
31      76     4,162         0         0       0       618,632     618,632     649,564
32      77     4,162         0         0       0       688,805     688,805     723,246
33      78     4,162         0         0       0       766,199     766,199     804,509
34      79     4,162         0         0       0       851,215     851,215     893,776
35      80     4,162         0         0       0       944,737     944,737     991,974
36      81     4,162         0         0       0     1,047,583   1,047,583   1,099,962
37      82     4,162         0         0       0     1,160,516   1,160,516   1,218,542
38      83     4,162         0         0       0     1,285,006   1,285,006   1,349,257
39      84     4,162         0         0       0     1,421,726   1,421,726   1,492,812
40      85     4,162         0         0       0     1,571,622   1,571,622   1,650,203

41      86     4,162         0         0       0     1,735,914   1,735,914   1,822,709
42      87     4,162         0         0       0     1,915,590   1,915,590   2,011,370
43      88     4,162         0         0       0     2,112,044   2,112,044   2,217,646
44      89     4,162         0         0       0     2,326,578   2,326,578   2,442,907
45      90     4,162         0         0       0     2,560,602   2,560,602   2,688,632
46      91     4,162         0         0       0     2,815,241   2,815,241   2,956,003
47      92     4,162         0         0       0     3,099,575   3,099,575   3,223,558
48      93     4,162         0         0       0     3,418,515   3,418,515   3,521,070
49      94     4,162         0         0       0     3,777,967   3,777,967   3,853,527
50      95     4,162         0         0       0     4,185,124   4,185,124   4,226,975

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 69. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $58,140.00           INITIAL GUIDELINE ANNUAL: $4,757.12             INITIAL TWO YEAR MINIMUM: $4,162.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                               STANDARD LEDGER STATEMENT

FOR: MALE 45 PREF N/S DB OPT                 MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  2  0% GROSS
MALE NON-SMOKER PREFERRED AGE 45       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                 TO AGE 95                  SPECIFIED AMOUNT PLUS FUND VALUE
                                            MONY LIFE OF AMERICA
                                             DECLARED PREMIUMS

                                                                 GUARANTEED CHARGES
                                             -----------------------------------------------------------
                                                  0.00% (-1.49% NET)             0.00% (-1.49% NET)
                                             ----------------------------   ----------------------------
               (1)       (2)        (3)                            (6)                            (9)
 END           NET     PREMIUM      NET         (4)       (5)    BENEFIT       (7)       (8)    BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON    FUND    PAYABLE    VALUE ON    FUND    PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER   VALUE   AT DEATH
----   ---   ------    -------   ---------   ---------   -----   --------   ---------   -----   --------
 1     46      3,088     3,242       0           310      2,113   202,113       310      2,113  202,113
 2     47      3,088     6,647       0         1,506      4,112   204,112     1,506      4,112  204,112
 3     48      3,088    10,222       0         2,716      6,032   206,032     2,716      6,032  206,032
 4     49      3,088    13,975       0         4,537      7,853   207,853     4,537      7,853  207,853
 5     50      3,088    17,916       0         6,260      9,576   209,576     6,260      9,576  209,576
 6     51      3.088    22,055       0         8,216     11,201   211,201     8,216     11,201  211,201
 7     52      3,088    26,400       0        10,054     12,706   212,706    10,054     12,706  212,706
 8     53      3,088    30,962       0        11,773     14,094   214,094    11,773     14,094  214,094
 9     54      3,088    35,753       0        13,353     15,343   215,343    13,353     15,343  215,343
10     55      3,088    40,783       0        14,795     16,453   216,453    14,795     16,453  216,453
11     56      3,088    46,064       0        16,230     17,557   217,557    16,230     17,557  217,557
12     57      3,088    51,610       0        17,487     18,482   218,482    17,487     18,482  218,482
13     58      3,088    57,433       0        18,568     19,231   219,231    18,568     19,231  219,231
14     59      3,088    63,547       0        19,450     19,782   219,782    19,450     19,782  219,782
15     60      3,088    69,966       0        20,112     20,112   220,112    20,112     20,112  220,112
16     61      3,088    76,707       0        20,200     20,200   220,200    20,200     20,200  220,200
17     62      3,088    83,785       0        20,025     20,025   220,025    20,025     20,025  220,025
18     63      3,088    91,216       0        19,589     19,589   219,589    19,589     19,589  219,589
19     64      3,088    99,020       0        18,799     18,799   218,799    18,799     18,799  218,799
20     65      3,088   107,213       0        17,635     17,635   217,635    17,635     17,635  217,635
21     66      3,088   115,816       0        16,114     16,114   216,114    16,114     16,114  216,114
22     67      3,088   124,849       0        14,155     14,155   214,155    14,155     14,155  214,155
23     68      3,088   134,334       0        11,714     11,714   211,714    11,714     11,714  211,714
24     69      3,088   144,293       0         8,749      8,749   208,749     8,749      8,749  208,749
25     70      3,088   154,750       0         5,240      5,240   205,240     5,240      5,240  205,240
26     71      3,088   165,730       0         1,098      1,098   201,098     1,098      1,098  201,098
27     72      3,088   177,259       0             0          0         0         0          0        0
28     73      3,088   189,365       0             0          0         0         0          0        0
29     74      3,088   202,075       0             0          0         0         0          0        0
30     75      3,088   215,421       0             0          0         0         0          0        0
31     76      3,088   229,435       0             0          0         0         0          0        0
32     77      3,088   244,149       0             0          0         0         0          0        0
33     78      3,088   259,599       0             0          0         0         0          0        0
34     79      3,088   275,821       0             0          0         0         0          0        0

             CURRENT CHARGES
       ----------------------------
            0.00% (-1.49% NET)
       ----------------------------
                             (12)
 END     (10)      (11)    BENEFIT
 OF    VALUE ON    FUND    PAYABLE
YEAR   SURRENDER   VALUE   AT DEATH
----   ---------   -----   --------
 1         310     2,113   202,113
 2       1,815     4,421   204,421
 3       3,283     6,599   206,599
 4       5,310     8,626   208,626
 5       7,235     10,551  210,551
 6       9,344     12,328  212,328
 7      11,378     14,031  214,031
 8      13,340     15,661  215,661
 9      15,254     17,243  217,243
10      17,096     18,754  218,754
11      18,938     20,264  220,264
12      20,573     21,568  221,568
13      22,101     22,764  222,764
14      23,544     23,876  223,876
15      24,929     24,929  224,929
16      26,139     26,139  226,139
17      27,193     27,193  227,193
18      28,046     28,046  228,046
19      28,771     28,771  228,771
20      29,370     29,370  229,370
21      29,857     29,857  229,857
22      30,195     30,195  230,195
23      30,315     30,315  230,315
24      30,172     30,172  230,172
25      29,696     29,696  229,696
26      28,914     28,914  228,914
27      27,734     27,734  227,734
28      26,208     26,208  226,208
29      24,196     24,196  224,196
30      21,679     21,679  221,679
31      18,686     18,686  218,686
32      15,078     15,078  215,078
33      10,742     10,742  210,742
34       4,922      4,922  204,922

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming current charges and a gross investment return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The surrender value, fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                            ALLOCATION OF VALUES

FOR: MALE 45 PREF N/S DB OPT                 MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  2  0% GROSS
MALE NON-SMOKER PREFERRED AGE 45       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                 TO AGE 95                  SPECIFIED AMOUNT PLUS FUND VALUE
                                            MONY LIFE OF AMERICA
                                             DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         0.00% (-1.49% NET)
                                                    -----------------------------
END                    UNSCHEDULED                    VALUE              BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----    --------
  1    46     3,088         0         0       0         310      2,113   202,113
  2    47     3,088         0         0       0       1,815      4,421   204,421
  3    48     3,088         0         0       0       3,283      6,599   206,599
  4    49     3,088         0         0       0       5,310      8,626   208,626
  5    50     3,088         0         0       0       7,235     10,551   210,551
  6    51     3,088         0         0       0       9,344     12,328   212,328
  7    52     3,088         0         0       0      11,378     14,031   214,031
  8    53     3,088         0         0       0      13,340     15,661   215,661
  9    54     3,088         0         0       0      15,254     17,243   217,243
 10    55     3,088         0         0       0      17,096     18,754   218,754

 11    56     3,088         0         0       0      18,938     20,264   220,264
 12    57     3,088         0         0       0      20,573     21,568   221,568
 13    58     3,088         0         0       0      22,101     22,764   222,764
 14    59     3,088         0         0       0      23,544     23,876   223,876
 15    60     3,088         0         0       0      24,929     24,929   224,929
 16    61     3,088         0         0       0      26,139     26,139   226,139
 17    62     3,088         0         0       0      27,193     27,193   227,193
 18    63     3,088         0         0       0      28,046     28,046   228,046
 19    64     3,088         0         0       0      28,771     28,771   228,771
 20    65     3,088         0         0       0      29,370     29,370   229,370

 21    66     3,088         0         0       0      29,857     29,857   229,857
 22    67     3,088         0         0       0      30,195     30,195   230,195
 23    68     3,088         0         0       0      30,315     30,315   230,315
 24    69     3,088         0         0       0      30,172     30,172   230,172
 25    70     3,088         0         0       0      29,696     29,696   229,696
 26    71     3,088         0         0       0      28,914     28,914   228,914
 27    72     3,088         0         0       0      27,734     27,734   227,734
 28    73     3,088         0         0       0      26,208     26,208   226,208
 29    74     3,088         0         0       0      24,196     24,196   224,196
 30    75     3,088         0         0       0      21,679     21,679   221,679

 31    76     3,088         0         0       0      18,686     18,686   218,686
 32    77     3,088         0         0       0      15,078     15,078   215,078
 33    78     3,088         0         0       0      10,742     10,742   210,742
 34    79     3,088         0         0       0       4,922      4,922   204,922

    Assuming guaranteed charges and a gross investment return of 0.00%, contract lapses at age 72. Assuming guaranteed charges and a gross investment return of 0.00%, contract lapses at age 72. Assuming current charges and a gross investment return of 0.00%, contract lapses at age 80.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The surrender value, fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 45 PREF N/S DB OPT                 MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  2  6% GROSS
MALE NON-SMOKER PREFERRED AGE 45       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                 TO AGE 95                  SPECIFIED AMOUNT PLUS FUND VALUE
                                            MONY LIFE OF AMERICA
                                             DECLARED PREMIUMS

                                                              GUARANTEED CHARGES                             CURRENT CHARGES
                                           ---------------------------------------------------------   ---------------------------
                                               0.00% (-1.49% NET)             6.00% (4.46% NET)             6.00% (4.46% NET)
                                           ---------------------------   ---------------------------   ---------------------------
               (1)      (2)       (3)         (4)               (6)         (7)               (9)        (10)               (12)
END            NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE      (8)   BENEFIT      VALUE     (11)   BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON       FUND   PAYABLE       ON       FUND   PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE  AT DEATH
----   ---   ------   -------  ---------   ---------   -----  --------   ---------   -----  --------   ---------   -----  --------
  1    46      3,088    3,242      0           310     2,113   202,113       458     2,261  202,261        458     2,261   202,261
  2    47      3,088    6,647      0         1,506     4,112   204,112     1,931     4,537  204,537      2,250     4,856   204,856
  3    48      3,088   10,222      0         2,716     6,032   206,032     3,549     6,865  206,865      4,153     7,469   207,469
  4    49      3,088   13,975      0         4,537     7,853   207,853     5,907     9,223  209,223      6,759     10,075  210,075
  5    50      3,088   17,916      0         6,260     9,576   209,576     8,297     11,613 211,613      9,408     12,724  212,724
  6    51      3,088   22,055      0         8,216    11,201   211,201    11,051     14,036 214,036     12,384     15,369  215,369
  7    52      3,088   26,400      0        10,054    12,706   212,706    13,816     16,468 216,468     15,429     18,082  218,082
  8    53      3,088   30,962      0        11,773    14,094   214,094    16,590     18,911 218,911     18,546     20,867  220,867
  9    54      3,088   35,753      0        13,353    15,343   215,343    19,351     21,340 221,340     21,763     23,753  223,753
 10    55      3,088   40,783      0        14,795    16,453   216,453    22,097     23,755 223,755     25,059     26,717  226,717
 11    56      3,088   46,064      0        16,230    17,557   217,557    25,003     26,330 226,330     28,557     29,883  229,883
 12    57      3,088   51,610      0        17,487    18,482   218,482    27,865     28,860 228,860     32,015     33,010  233,010
 13    58      3,088   57,433      0        18,568    19,231   219,231    30,681     31,344 231,344     35,531     36,194  236,194
 14    59      3,088   63,547      0        19,450    19,782   219,782    33,424     33,755 233,755     39,131     39,463  239,463
 15    60      3,088   69,966      0        20,112    20,112   220,112    36,065     36,065 236,065     42,845     42,845  242,845
 16    61      3,088   76,707      0        20,200    20,200   220,200    38,243     38,243 238,243     46,569     46,569  246,569
 17    62      3,088   83,785      0        20,025    20,025   220,025    40,258     40,258 240,258     50,331     50,331  250,331
 18    63      3,088   91,216      0        19,589    19,589   219,589    42,104     42,104 242,104     54,083     54,083  254,083
 19    64      3,088   99,020      0        18,799    18,799   218,799    43,671     43,671 243,671     57,899     57,899  257,899
 20    65      3,088  107,213      0        17,635    17,635   217,635    44,922     44,922 244,922     61,782     61,782  261,782
 21    66      3,088  115,816      0        16,114    16,114   216,114    45,857     45,857 245,857     65,751     65,751  265,751
 22    67      3,088  124,849      0        14,155    14,155   214,155    46,371     46,371 246,371     69,771     69,771  269,771
 23    68      3,088  134,334      0        11,714    11,714   211,714    46,392     46,392 246,392     73,768     73,768  273,768
 24    69      3,088  144,293      0         8,749     8,749   208,749    45,848     45,848 245,848     77,695     77,695  277,695
 25    70      3,088  154,750      0         5,240     5,240   205,240    44,685     44,685 244,685     81,472     81,472  281,472
 26    71      3,088  165,730      0         1,098     1,098   201,098    42,775     42,775 242,775     85,117     85,117  285,117
 27    72      3,088  177,259      0             0         0         0    39,857     39,857 239,857     88,524     88,524  288,524
 28    73      3,088  189,365      0                                      36,005     36,005 236,005     91,733     91,733  291,733
 29    74      3,088  202,075      0                                      30,950     30,950 230,950     94,583     94,583  294,583
 30    75      3,088  215,421      0                                      24,461     24,461 224,461     97,034     97,034  297,034

    Assuming guaranteed charges and a gross investment return of 0.00%, contract lapses at age 72. Assuming guaranteed charges and a gross investment return of 6.00%, contract lapses at age 78. Assuming current charges and a gross investment return of 6.00%, contract lapses at age 90.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The surrender value, fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                              GUARANTEED CHARGES                             CURRENT CHARGES
                                           ---------------------------------------------------------   ---------------------------
                                               0.00% (-1.49% NET)             6.00% (4.46% NET)             6.00% (4.46% NET)
                                           ---------------------------   ---------------------------   ---------------------------
               (1)      (2)       (3)         (4)               (6)         (7)               (9)        (10)               (12)
END            NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE     (8)    BENEFIT      VALUE     (11)   BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON      FUND    PAYABLE       ON       FUND   PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER  VALUE   AT DEATH   SURRENDER   VALUE  AT DEATH
----   ---   ------   -------  ---------   ---------   -----  --------   ---------  -----   --------   ---------   -----  --------
 31    76      3,088  229,435      0             0         0        0     16,366    16,366  216,366     99,089      99,089 299,089
 32    77      3,088  244,149      0             0         0        0      6,513     6,513  206,513    100,582     100,582 300,582
 33    78      3,088  259,599      0             0         0        0          0         0        0    101,360     101,360 301,360
 34    79      3,088  275,821      0             0         0        0          0         0        0    100,600     100,600 300,600
 35    80      3,088  292,855      0             0         0        0          0         0        0     98,668      98,668 298,668
 36    81      3,088  310,740      0             0         0        0          0         0        0     95,482      95,482 295,482
 37    82      3,088  329,519      0             0         0        0          0         0        0     90,733      90,733 290,733
 38    83      3,088  349,237      0             0         0        0          0         0        0     85,302      85,302 285,302
 39    84      3,088  369,942      0             0         0        0          0         0        0     78,369      78,369 278,369
 40    85      3,088  391,681      0             0         0        0          0         0        0     69,538      69,538 269,538
 41    86      3,088  414,508      0             0         0        0          0         0        0     58,713      58,713 258,713
 42    87      3,088  438,475      0             0         0        0          0         0        0     45,451      45,451 245,451
 43    88      3,088  463,642      0             0         0        0          0         0        0     29,655      29,655 229,655
 44    89      3,088  490,066      0             0         0        0          0         0        0     11,050      11,050 211,050

    Assuming guaranteed charges and a gross investment return of 0.00%, contract lapses at age 72. Assuming guaranteed charges and a gross investment return of 6.00%, contract lapses at age 78. Assuming current charges and a gross investment return of 6.00%, contract lapses at age 90.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The surrender value, fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: MALE 45 PREF N/S DB OPT                      MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  2  6% GROSS
MALE NON-SMOKER PREFERRED AGE 45            FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                      TO AGE 95                        SPECIFIED AMOUNT PLUS FUND
                                                                                                            VALUE
                                                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    ------------------------------
                                                          6.00% (4.46% NET)
                                                    ------------------------------
END                    UNSCHEDULED                    VALUE               BENEFIT
 OF                     PREMIUM/     NET    TOTAL      ON        FUND     PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----    --------
  1    46     3,088         0         0       0          458      2,261   202,261
  2    47     3,088         0         0       0        2,250      4,856   204,856
  3    48     3,088         0         0       0        4,153      7,469   207,469
  4    49     3,088         0         0       0        6,759     10,075   210,075
  5    50     3,088         0         0       0        9,408     12,724   212,724
  6    51     3,088         0         0       0       12,384     15,369   215,369
  7    52     3,088         0         0       0       15,429     18,082   218,082
  8    53     3,088         0         0       0       18,546     20,867   220,867
  9    54     3,088         0         0       0       21,763     23,753   223,753
 10    55     3,088         0         0       0       25,059     26,717   226,717
 11    56     3,088         0         0       0       28,557     29,883   229,883
 12    57     3,088         0         0       0       32,015     33,010   233,010
 13    58     3,088         0         0       0       35,531     36,194   236,194
 14    59     3,088         0         0       0       39,131     39,463   239,463
 15    60     3,088         0         0       0       42,845     42,845   242,845
 16    61     3,088         0         0       0       46,569     46,569   246,569
 17    62     3,088         0         0       0       50,331     50,331   250,331
 18    63     3,088         0         0       0       54,083     54,083   254,083
 19    64     3,088         0         0       0       57,899     57,899   257,899
 20    65     3,088         0         0       0       61,782     61,782   261,782
 21    66     3,088         0         0       0       65,751     65,751   265,751
 22    67     3,088         0         0       0       69,771     69,771   269,771
 23    68     3,088         0         0       0       73,768     73,768   273,768
 24    69     3,088         0         0       0       77,695     77,695   277,695
 25    70     3,088         0         0       0       81,472     81,472   281,472
 26    71     3,088         0         0       0       85,117     85,117   285,117
 27    72     3,088         0         0       0       88,524     88,524   288,524
 28    73     3,088         0         0       0       91,733     91,733   291,733
 29    74     3,088         0         0       0       94,583     94,583   294,583
 30    75     3,088         0         0       0       97,034     97,034   297,034
 31    76     3,088         0         0       0       99,089     99,089   299,089
 32    77     3,088         0         0       0      100,582    100,582   300,582
 33    78     3,088         0         0       0      101,360    101,360   301,360
 34    79     3,088         0         0       0      100,600    100,600   300,600
 35    80     3,088         0         0       0       98,668     98,668   298,668
 36    81     3,088         0         0       0       95,482     95,482   295,482
 37    82     3,088         0         0       0       90,733     90,733   290,733
 38    83     3,088         0         0       0       85,302     85,302   285,302
 39    84     3,088         0         0       0       78,369     78,369   278,369
 40    85     3,088         0         0       0       69,538     69,538   269,538
 41    86     3,088         0         0       0       58,713     58,713   258,713
 42    87     3,088         0         0       0       45,451     45,451   245,451
 43    88     3,088         0         0       0       29,655     29,655   229,655
 44    89     3,088         0         0       0       11,050     11,050   211,050

    Assuming guaranteed charges and a gross investment return of 0.00%, contract lapses at age 72. Assuming guaranteed charges and a gross investment return of 6.00%, contract lapses at age 78. Assuming current charges and a gross investment return of 6.00%, contract lapses at age 90.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a contract holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The surrender value, fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 45 PREF N/S DB OPT 2  12% GROSS             MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
MALE NON-SMOKER PREFERRED AGE 45               FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                          TO AGE 95                 SPECIFIED AMOUNT PLUS FUND VALUE
                                                    MONY LIFE OF AMERICA
                                                      DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                             -----------------------------------------------------------------
                                                  0.00% (-1.49% NET)                12.00% (10.42% NET)
                                             -----------------------------   ---------------------------------
               (1)       (2)        (3)                             (6)         (7)                     (9)
 END           NET     PREMIUM      NET         (4)       (5)     BENEFIT      VALUE        (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON     FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE    AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----    --------   ---------     -----     --------
 1     46      3,088     3,242       0           310      2,113   202,113         606        2,409     202,409
 2     47      3,088     6,647       0         1,506      4,112   204,112       2,374        4,980     204,980
 3     48      3,088    10,222       0         2,716      6,032   206,032       4,452        7,768     207,768
 4     49      3,088    13,975       0         4,537      7,853   207,853       7,455       10,771     210,771
 5     50      3,088    17,916       0         6,260      9,576   209,576      10,695       14,011     214,011
 6     51      3,088    22,055       0         8,216     11,201   211,201      14,528       17,512     217,512
 7     52      3,088    26,400       0        10,054     12,706   212,706      18,624       21,277     221,277
 8     53      3,088    30,962       0        11,773     14,094   214,094      23,012       25,333     225,333
 9     54      3,088    35,753       0        13,353     15,343   215,343      27,695       29,684     229,684
10     55      3,088    40,783       0        14,795     16,453   216,453      32,705       34,363     234,363
11     56      3,088    46,064       0        16,230     17,557   217,557      38,320       39,646     239,646
12     57      3,088    51,610       0        17,487     18,482   218,482      44,337       45,332     245,332
13     58      3,088    57,433       0        18,568     19,231   219,231      50,800       51,463     251,463
14     59      3,088    63,547       0        19,450     19,782   219,782      57,732       58,064     258,064
15     60      3,088    69,966       0        20,112     20,112   220,112      65,160       65,160     265,160
16     61      3,088    76,707       0        20,200     20,200   220,200      72,782       72,782     272,782
17     62      3,088    83,785       0        20,025     20,025   220,025      80,959       80,959     280,959
18     63      3,088    91,216       0        19,589     19,589   219,589      89,755       89,755     289,755
19     64      3,088    99,020       0        18,799     18,799   218,799      99,135       99,135     299,135
20     65      3,088   107,213       0        17,635     17,635   217,635     109,138      109,138     309,138
21     66      3,088   115,816       0        16,114     16,114   216,114     119,849      119,849     319,849
22     67      3,088   124,849       0        14,155     14,155   214,155     131,253      131,253     331,253
23     68      3,088   134,334       0        11,714     11,714   211,714     143,375      143,375     343,375
24     69      3,088   144,293       0         8,749      8,749   208,749     156,242      156,242     356,242
25     70      3,088   154,750       0         5,240      5,240   205,240     169,912      169,912     369,912
26     71      3,088   165,730       0         1,098      1,098   201,098     184,370      184,370     384,370
27     72      3,088   177,259       0             0          0         0     199,475      199,475     399,475
28     73      3,088   189,365       0             0          0         0     215,424      215,424     415,424
29     74      3,088   202,075       0             0          0         0     232,082      232,082     432,082
30     75      3,088   215,421       0             0          0         0     249,348      249,348     449,348
31     76      3,088   229,435       0             0          0         0     267,187      267,187     467,187
32     77      3,088   244,149       0             0          0         0     285,587      285,587     485,587
33     78      3,088   259,599       0             0          0         0     304,532      304,532     504,532
34     79      3,088   275,821       0             0          0         0     324,006      324,006     524,006
35     80      3,088   292,855       0             0          0         0     343,966      343,966     543,966
36     81      3,088   310,740       0             0          0         0     364,287      364,287     564,287
37     82      3,088   329,519       0             0          0         0     384,805      384,805     584,805
38     83      3,088   349,237       0             0          0         0     405,211      405,211     605,211
39     84      3,088   369,942       0             0          0         0     425,190      425,190     625,190
40     85      3,088   391,681       0             0          0         0     444,414      444,414     644,414

                CURRENT CHARGES
       ---------------------------------
              12.00% (10.42% NET)
       ---------------------------------
         (10)                    (12)
 END     VALUE       (11)       BENEFIT
 OF       ON         FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
 1          606        2,409     202,409
 2        2,704        5,309     205,309
 3        5,095        8,411     208,411
 4        8,393       11,709     211,709
 5       11,958       15,274     215,274
 6       16,100       19,084     219,084
 7       20,588       23,241     223,241
 8       25,458       27,780     227,780
 9       30,777       32,766     232,766
10       36,564       38,222     238,222
11       43,059       44,386     244,386
12       50,028       51,023     251,023
13       57,624       58,287     258,287
14       65,940       66,272     266,272
15       75,082       75,082     275,082
16       85,036       85,036     285,036
17       95,931       95,931     295,931
18      107,817      107,817     307,817
19      120,881      120,881     320,881
20      135,251      135,251     335,251
21      151,089      151,089     351,089
22      168,511      168,511     368,511
23      187,617      187,617     387,617
24      208,540      208,540     408,540
25      231,403      231,403     431,403
26      256,444      256,444     456,444
27      283,801      283,801     483,801
28      313,779      313,779     513,779
29      346,512      346,512     546,512
30      382,278      382,278     582,278
31      421,435      421,435     621,435
32      464,203      464,203     664,203
33      510,850      510,850     710,850
34      560,990      560,990     760,990
35      615,462      615,462     815,462
36      674,717      674,717     874,717
37      739,027      739,027     939,027
38      809,935      809,935   1,009,935
39      887,353      887,353   1,087,353
40      971,665      971,665   1,171,665

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                    GUARANTEED CHARGES
                                             ----------------------------------------------------------------
                                                  0.00% (-1.49% NET)               12.00% (10.42% NET)
                                             ----------------------------   ---------------------------------
               (1)       (2)        (3)                            (6)         (7)                     (9)
 END           NET     PREMIUM      NET         (4)       (5)    BENEFIT      VALUE        (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON    FUND    PAYABLE       ON         FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----   --------   ---------     -----     --------
41     86      3,088   414,508       0                                       462,571      462,571     662,571
42     87      3,088   438,475       0                                       479,368      479,368     679,368
43     88      3,088   463,642       0                                       494,527      494,527     694,527
44     89      3,088   490,066       0                                       507,742      507,742     707,742
45     90      3,088   517,812       0                                       518,698      518,698     718,698
46     91      3,088   546,945       0                                       526,945      526,945     726,945
47     92      3,088   577,534       0                                       531,904      531,904     731,904
48     93      3,088   609,654       0                                       532,810      532,810     732,810
49     94      3,088   643,379       0                                       528,556      528,556     728,556
50     95      3,088   678,790       0                                       516,977      516,977     716,977

                CURRENT CHARGES
       ---------------------------------
              12.00% (10.42% NET)
       ---------------------------------
         (10)                    (12)
 END     VALUE       (11)       BENEFIT
 OF       ON         FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
41     1,063,627   1,063,627   1,263,627
42     1,163,725   1,163,725   1,363,725
43     1,272,874   1,272,874   1,472,874
44     1,391,916   1,391,916   1,591,916
45     1,521,760   1,521,760   1,721,760
46     1,663,157   1,663,157   1,863,157
47     1,816,487   1,816,487   2,016,487
48     1,981,458   1,981,458   2,181,458
49     2,158,916   2,158,916   2,358,916
50     2,349,368   2,349,368   2,549,368

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                  ALLOCATION OF VALUES
FOR: MALE 45 PREF N/S DB OPT                       MONY EQUITYMASTER
2--12% GROSS                                 FLEXIBLE PREMIUM VARIABLE LIFE           SPECIFIED AMOUNT = $200,000
MALE NON-SMOKER PREFERRED AGE 45                       TO AGE 95                          INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 3,088.00                  MONY LIFE OF AMERICA                           SPECIFIED AMOUNT
                                                   DECLARED PREMIUMS                              PLUS FUND VALUE

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 1     46     3,088         0         0       0          606        2,409    202,409
 2     47     3,088         0         0       0        2,704        5,309    205,309
 3     48     3,088         0         0       0        5,095        8,411    208,411
 4     49     3,088         0         0       0        8,393       11,709    211,709
 5     50     3,088         0         0       0       11,958       15,274    215,274
 6     51     3,088         0         0       0       16,100       19,084    219,084
 7     52     3,088         0         0       0       20,588       23,241    223,241
 8     53     3,088         0         0       0       25,458       27,780    227,780
 9     54     3,088         0         0       0       30,777       32,766    232,766
10     55     3,088         0         0       0       36,564       38,222    238,222

11     56     3,088         0         0       0       43,059       44,386    244,386
12     57     3,088         0         0       0       50,028       51,023    251,023
13     58     3,088         0         0       0       57,624       58,287    258,287
14     59     3,088         0         0       0       65,940       66,272    266,272
15     60     3,088         0         0       0       75,082       75,082    275,082
16     61     3,088         0         0       0       85,036       85,036    285,036
17     62     3,088         0         0       0       95,931       95,931    295,931
18     63     3,088         0         0       0      107,817      107,817    307,817
19     64     3,088         0         0       0      120,881      120,881    320,881
20     65     3,088         0         0       0      135,251      135,251    335,251

21     66     3,088         0         0       0      151,089      151,089    351,089
22     67     3,088         0         0       0      168,511      168,511    368,511
23     68     3,088         0         0       0      187,617      187,617    387,617
24     69     3,088         0         0       0      208,540      208,540    408,540
25     70     3,088         0         0       0      231,403      231,403    431,403
26     71     3,088         0         0       0      256,444      256,444    456,444
27     72     3,088         0         0       0      283,801      283,801    483,801
28     73     3,088         0         0       0      313,779      313,779    513,779
29     74     3,088         0         0       0      346,512      346,512    546,512
30     75     3,088         0         0       0      382,278      382,278    582,278

31     76     3,088         0         0       0      421,435      421,435    621,435
32     77     3,088         0         0       0      464,203      464,203    664,203
33     78     3,088         0         0       0      510,850      510,850    710,850
34     79     3,088         0         0       0      560,990      560,990    760,990
35     80     3,088         0         0       0      615,462      615,462    815,462
36     81     3,088         0         0       0      674,717      674,717    874,717
37     82     3,088         0         0       0      739,027      739,027    939,027
38     83     3,088         0         0       0      809,935      809,935  1,009,935
39     84     3,088         0         0       0      887,353      887,353  1,087,353
40     85     3,088         0         0       0      971,665      971,665  1,171,665

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
41     86     3,008         0         0       0     1,063,627   1,063,627  1,263,627
42     87     3,088         0         0       0     1,163,725   1,163,725  1,363,725
43     88     3,088         0         0       0     1,272,874   1,272,874  1,472,874
44     89     3,088         0         0       0     1,391,916   1,391,916  1,591,916
45     90     3,088         0         0       0     1,521,760   1,521,760  1,721,760
46     91     3,088         0         0       0     1,663,157   1,663,157  1,863,157
47     92     3,088         0         0       0     1,816,487   1,816,487  2,016,487
48     93     3,088         0         0       0     1,981,458   1,981,458  2,181,458
49     94     3,088         0         0       0     2,158,916   2,158,916  2,358,916
50     95     3,088         0         0       0     2,349,368   2,349,368  2,549,368

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 72. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $45,107.88           INITIAL GUIDELINE ANNUAL: $8,016.26             INITIAL TWO YEAR MINIMUM: $3,088.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 35 PREF N/S DB OPT                       MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  1  0%
MALE NON-SMOKER PREFERRED AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 1,646.00                       TO AGE 95                                  SPECIFIED AMOUNT
                                                 MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                              GUARANTEED CHARGES                             CURRENT CHARGES
                                           ---------------------------------------------------------   ---------------------------
                                               0.00% (- 1.49% NET)           0.00% (- 1.49% NET)           0.00% (- 1.49% NET)
                                           ---------------------------   ---------------------------   ---------------------------
              (1)      (2)        (3)         (4)               (6)         (7)               (9)        (10)               (12)
 END          NET    PREMIUM      NET        VALUE      (5)   BENEFIT      VALUE      (8)   BENEFIT      VALUE     (11)   BENEFIT
 OF          ANNUAL  ACCUM'D    LOANS/        ON       FUND   PAYABLE       ON       FUND   PAYABLE       ON       FUND   PAYABLE
YEAR   AGE   OUTLAY   AT 5%    SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE  AT DEATH   SURRENDER   VALUE  AT DEATH
----   ---   ------  -------   ---------   ---------   -----  --------   ---------   -----  --------   ---------   -----  --------
    1  36     1,646    1,728       0             0        869 200,000          0       869  200,000          0        869 200,000
    2  37     1,646    3,543       0           299      1,929 200,000        299     1,929  200,000        393      2,023 200,000
    3  38     1,646    5,448       0           718      2,952 200,000        718     2,952  200,000        928      3,162 200,000
    4  39     1,646    7,449       0         1,704      3,938 200,000      1,704     3,938  200,000      2,004      4,239 200,000
    5  40     1,646    9,550       0         2,654      4,889 200,000      2,654     4,889  200,000      3,044      5,278 200,000
    6  41     1,646   11,756       0         3,793      5,804 200,000      3,793     5,804  200,000      4,247      6,258 200,000
    7  42     1,646   14,072       0         4,874      6,661 200,000      4,874     6,661  200,000      5,414      7,201 200,000
    8  43     1,646   16,504       0         5,921      7,485 200,000      5,921     7,485  200,000      6,569      8,133 200,000
    9  44     1,646   19,057       0         6,913      8,254 200,000      6,913     8,254  200,000      7,689      9,030 200,000
   10  45     1,646   21,738       0         7,850      8,967 200,000      7,850     8,967  200,000      8,775      9,892 200,000

   11  46     1,646   26,554       0         8,816      9,710 200,000      8,816     9,710  200,000      9,870     10,764 200,000
   12  47     1,646   27,510       0         9,732     10,402 200,000      9,732     10,402 200,000     10,914     11,585 200,000
   13  48     1,646   30,613       0        10,598     11,045 200,000     10,598     11,045 200,000     11,930     12,377 200,000
   14  49     1,646   33,872       0        11,393     11,617 200,000     11,393     11,617 200,000     12,895     13,119 200,000
   15  50     1,646   37,294       0        12,118     12,118 200,000     12,118     12,118 200,000     13,812     13,812 200,000
   16  51     1,646   40,887       0        12,549     12,549 200,000     12,549     12,549 200,000     14,566     14,566 200,000
   17  52     1,646   44,660       0        12,889     12,889 200,000     12,889     12,889 200,000     15,249     15,249 200,000
   18  53     1,646   48,621       0        13,138     13,138 200,000     13,138     13,138 200,000     15,884     15,884 200,000
   19  54     1,646   52,781       0        13,275     13,275 200,000     13,275     13,275 200,000     16,493     16,493 200,000
   20  55     1,646   57,148       0        13,300     13,300 200,000     13,300     13,300 200,000     17,077     17,077 200,000

   21  56     1,646   61,734       0        13,224     13,224 200,000     13,224     13,224 200,000     17,668     17,668 200,000
   22  57     1,646   66,549       0        12,992     12,992 200,000     12,992     12,992 200,000     18,190     18,190 200,000
   23  58     1,646   71,604       0        12,605     12,605 200,000     12,605     12,605 200,000     18,602     18,602 200,000
   24  59     1,646   76,913       0        12,039     12,039 200,000     12,039     12,039 200,000     18,925     18,925 200,000
   25  60     1,646   82,487       0        11,270     11,270 200,000     11,270     11,270 200,000     19,138     19,138 200,000
   26  61     1,646   88,339       0        10,274     10,274 200,000     10,274     10,274 200,000     19,244     19,244 200,000
   27  62     1,646   94,485       0         9,025      9,025 200,000      9,025      9,025 200,000     19,219     19,219 200,000
   28  63     1,646  100,937       0         7,519      7,519 200,000      7,519      7,519 200,000     19,044     19,044 200,000
   29  64     1,646  107,712       0         5,658      5,658 200,000      5,658      5,658 200,000     18,740     18,740 200,000
   30  65     1,646  114,826       0         3,409      3,409 200,000      3,409      3,409 200,000     18,306     18,306 200,000

   31  66     1,646  122,296       0           713       713  200,000        713        713 200,000     17,720     17,720 200,000
   32  67     1,646  130,139       0             0         0        0          0          0       0     17,003     17,003 200,000
   33  68     1,646  138,374       0             0         0        0          0          0       0     16,088     16,088 200,000
   34  69     1,646  147,021       0             0         0        0          0          0       0     14,929     14,929 200,000
   35  70     1,646  156,101       0             0         0        0          0          0       0     13,455     13,455 200,000
   36  71     1,646  165,634       0             0         0        0          0          0       0     11,681     11,681 200,000
   37  72     1,646  175,644       0             0         0        0          0          0       0      9,509      9,509 200,000
   38  73     1,646  186,154       0             0         0        0          0          0       0      6,974      6,974 200,000
   39  74     1,646  197,190       0             0         0        0          0          0       0      3,922      3,922 200,000
   40  75     1,646  208,778       0             0         0        0          0          0       0        306        306 200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 76.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                 ALLOCATION OF VALUES
FOR: MALE 35 PREF N/S DB OPT                      MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
1  0%                                       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 35                      TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                          CURRENT CHARGES
                                                    ---------------------------
                                                        0.00% (-1.49% NET)
                                                    ---------------------------
 END                   UNSCHEDULED                                     BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON    FUND   PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER   VALUE  AT DEATH
----   ---   -------   -----------   ----   -----   ---------   -----  --------
 1     36     1,646         0         0       0           0       869  200,000
 2     37     1,646         0         0       0         393     2,023  200,000
 3     38     1,646         0         0       0         928     3,162  200,000
 4     39     1,646         0         0       0       2,004     4,239  200,000
 5     40     1,646         0         0       0       3,044     5,278  200,000
 6     41     1,646         0         0       0       4,247     6,258  200,000
 7     42     1,646         0         0       0       5,414     7,201  200,000
 8     43     1,646         0         0       0       6,569     8,133  200,000
 9     44     1,646         0         0       0       7,689     9,030  200,000
10     45     1,646         0         0       0       8,775     9,892  200,000

11     46     1,646         0         0       0       9,870     10,764 200,000
12     47     1,646         0         0       0      10,914     11,585 200,000
13     48     1,646         0         0       0      11,930     12,377 200,000
14     49     1,646         0         0       0      12,895     13,119 200,000
15     50     1,646         0         0       0      13,812     13,812 200,000
16     51     1,646         0         0       0      14,566     14,566 200,000
17     52     1,646         0         0       0      15,249     15,249 200,000
18     53     1,646         0         0       0      15,884     15,884 200,000
19     54     1,646         0         0       0      16,493     16,493 200,000
20     55     1,646         0         0       0      17,077     17,077 200,000

21     56     1,646         0         0       0      17,668     17,668 200,000
22     57     1,646         0         0       0      18,190     18,190 200,000
23     58     1,646         0         0       0      18,602     18,602 200,000
24     59     1,646         0         0       0      18,925     18,925 200,000
25     60     1,646         0         0       0      19,138     19,138 200,000
26     61     1,646         0         0       0      19,244     19,244 200,000
27     62     1,646         0         0       0      19,219     19,219 200,000
28     63     1,646         0         0       0      19,044     19,044 200,000
29     64     1,646         0         0       0      18,740     18,740 200,000
30     65     1,646         0         0       0      18,306     18,306 200,000

31     66     1,646         0         0       0      17,720     17,720 200,000
32     67     1,646         0         0       0      17,003     17,003 200,000
33     68     1,646         0         0       0      16,088     16,088 200,000
34     69     1,646         0         0       0      14,929     14,929 200,000
35     70     1,646         0         0       0      13,455     13,455 200,000
36     71     1,646         0         0       0      11,681     11,681 200,000
37     72     1,646         0         0       0       9,509     9,509  200,000
38     73     1,646         0         0       0       6,974     6,974  200,000
39     74     1,646         0         0       0       3,922     3,922  200,000
40     75     1,646         0         0       0         306       306  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 76.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 35 PREF N/S DB OPT 1  6%                 MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
MALE NON-SMOKER PREFERRED AGE 35             FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 1,646.00                       TO AGE 95                                 SPECIFIED AMOUNT
                                                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                             ----------------------------------------------------------------
                                                  0.00% (-1.49% NET)                6.00% (4.46% NET)
                                             ----------------------------   ---------------------------------
               (1)       (2)        (3)                            (6)                                 (9)
 END           NET     PREMIUM      NET         (4)       (5)    BENEFIT       (7)         (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON    FUND    PAYABLE    VALUE ON      FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----   --------   ---------     -----     --------
 1     36      1,646     1,728       0             0        869  200,000           0          939     200,000
 2     37      1,646     3,543       0           299      1,929  200,000         502        2,132     200,000
 3     38      1,646     5,448       0           718      2,952  200,000       1,121        3,355     200,000
 4     39      1,646     7,449       0         1,704      3,938  200,000       2,378        4,612     200,000
 5     40      1,646     9,550       0         2,654      4,889  200,000       3,669        5,904     200,000
 6     41      1,646    11,756       0         3,793      5,804  200,000       5,221        7,233     200,000
 7     42      1,646    14,072       0         4,874      6,661  200,000       6,789        8,577     200,000
 8     43      1,646    16,504       0         5,921      7,485  200,000       8,397        9,961     200,000
 9     44      1,646    19,057       0         6,913      8,254  200,000      10,023       11,364     200,000
10     45      1,646    21,738       0         7,850      8,967  200,000      11,671       12,788     200,000
11     46      1,646    24,554       0         8,816      9,710  200,000      13,449       14,343     200,000
12     47      1,646    27,510       0         9,732     10,402  200,000      15,265       15,935     200,000
13     48      1,646    30,613       0        10,598     11,045  200,000      17,121       17,568     200,000
14     49      1,646    33,872       0        11,393     11,617  200,000      18,998       19,221     200,000
15     50      1,646    37,294       0        12,118     12,118  200,000      20,898       20,898     200,000
16     51      1,646    40,887       0        12,549     12,549  200,000      22,601       22,601     200,000
17     52      1,646    44,660       0        12,889     12,889  200,000      24,311       24,311     200,000
18     53      1,646    48,621       0        13,138     13,138  200,000      26,029       26,029     200,000
19     54      1,646    52,781       0        13,275     13,275  200,000      27,738       27,738     200,000
20     55      1,646    57,148       0        13,300     13,300  200,000      29,438       29,438     200,000
21     56      1,646    61,734       0        13,224     13,224  200,000      31,145       31,145     200,000
22     57      1,646    66,549       0        12,992     12,992  200,000      32,807       32,807     200,000
23     58      1,646    71,604       0        12,605     12,605  200,000      34,423       34,423     200,000
24     59      1,646    76,913       0        12,039     12,039  200,000      35,973       35,973     200,000
25     60      1,646    82,487       0        11,270     11,270  200,000      37,437       37,437     200,000
26     61      1,646    88,339       0        10,274     10,274  200,000      38,792       38,792     200,000
27     62      1,646    94,485       0         9,025      9,025  200,000      40,015       40,015     200,000
28     63      1,646   100,937       0         7,519      7,519  200,000      41,100       41,100     200,000
29     64      1,646   107,712       0         5,658      5,658  200,000      41,964       41,964     200,000
30     65      1,646   114,826       0         3,409      3,409  200,000      42,575       42,575     200,000
31     66      1,646   122,296       0           713        713  200,000      42,879       42,879     200,000
32     67      1,646   130,139       0         LAPSE      LAPSE    LAPSE      42,835       42,835     200,000
33     68      1,646   138,374       0                                        42,379       42,379     200,000
34     69      1,646   147,021       0                                        41,436       41,436     200,000
35     70      1,646   156,101       0                                        39,943       39,943     200,000
36     71      1,646   165,634       0                                        37,765       37,765     200,000
37     72      1,646   175,644       0                                        34,642       34,642     200,000
38     73      1,646   186,154       0                                        30,564       30,564     200,000
39     74      1,646   197,190       0                                        25,213       25,213     200,000

                CURRENT CHARGES
       ---------------------------------
               6.00% (4.46% NET)
       ---------------------------------
                                 (12)
 END     (10)        (11)       BENEFIT
 OF    VALUE ON      FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
 1            0          939     200,000
 2          599        2,229     200,000
 3        1,343        3,578     200,000
 4        2,706        4,941     200,000
 5        4,109        6,343     200,000
 6        5,753        7,764     200,000
 7        7,439        9,227     200,000
 8        9,194       10,758     200,000
 9       10,997       12,338     200,000
10       12,852       13,969     200,000
11       14,830       15,723     200,000
12       16,854       17,525     200,000
13       18,952       19,399     200,000
14       21,105       21,329     200,000
15       23,318       23,318     200,000
16       25,478       25,478     200,000
17       27,688       27,688     200,000
18       29,976       29,976     200,000
19       32,365       32,365     200,000
20       34,863       34,863     200,000
21       37,510       37,510     200,000
22       40,241       40,241     200,000
23       43,024       43,024     200,000
24       45,884       45,884     200,000
25       48,810       48,810     200,000
26       51,808       51,808     200,000
27       54,869       54,869     200,000
28       57,982       57,982     200,000
29       61,175       61,175     200,000
30       64,455       64,455     200,000
31       67,818       67,818     200,000
32       71,289       71,289     200,000
33       74,834       74,834     200,000
34       78,435       78,435     200,000
35       82,060       82,060     200,000
36       85,740       85,740     200,000
37       89,432       89,432     200,000
38       93,182       93,182     200,000
39       96,928       96,928     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 77. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.09             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                    GUARANTEED CHARGES
                                             ----------------------------------------------------------------
                                                  0.00% (-1.49% NET)                6.00% (4.46% NET)
                                             ----------------------------   ---------------------------------
               (1)       (2)        (3)                            (6)                                 (9)
 END           NET     PREMIUM      NET         (4)       (5)    BENEFIT       (7)         (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON    FUND    PAYABLE    VALUE ON      FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----   --------   ---------     -----     --------
40     75      1,646   208,778       0          0          0        0         18,247       18,247     200,000
41     76      1,646   220,945       0          0          0        0          9,314        9,314     200,000
42     77      1,646   233,721       0          0          0        0              0            0           0
43     78      1,646   247,135       0          0          0        0              0            0           0
44     79      1,646   261,220       0          0          0        0              0            0           0
45     80      1,646   276,010       0          0          0        0              0            0           0
46     81      1,646   291,539       0          0          0        0              0            0           0
47     82      1,646   307,844       0          0          0        0              0            0           0
48     83      1,646   324,964       0          0          0        0              0            0           0
49     84      1,646   342,941       0          0          0        0              0            0           0
50     85      1,646   361,816       0          0          0        0              0            0           0
51     86      1,646   381,635       0          0          0        0              0            0           0
52     87      1,646   402,445       0          0          0        0              0            0           0
53     88      1,646   424,296       0          0          0        0              0            0           0
54     89      1,646   447,239       0          0          0        0              0            0           0
55     90      1,646   471,329       0          0          0        0              0            0           0
56     91      1,646   496,624       0          0          0        0              0            0           0
57     92      1,646   523,183       0          0          0        0              0            0           0
58     93      1,646   551,071       0          0          0        0              0            0           0
59     94      1,646   580,353       0          0          0        0              0            0           0
60     95      1,646   611,099       0          0          0        0              0            0           0

                CURRENT CHARGES
       ---------------------------------
               6.00% (4.46% NET)
       ---------------------------------
                                 (12)
 END     (10)        (11)       BENEFIT
 OF    VALUE ON      FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
40      100,679      100,679     200,000
41      104,467      104,467     200,000
42      108,244      108,244     200,000
43      111,981      111,981     200,000
44      115,359      115,359     200,000
45      118,585      118,585     200,000
46      121,672      121,672     200,000
47      124,546      124,546     200,000
48      127,585      127,585     200,000
49      130,538      130,538     200,000
50      133,321      133,321     200,000
51      135,956      135,956     200,000
52      138,352      138,352     200,000
53      140,528      140,528     200,000
54      142,448      142,448     200,000
55      144,056      144,056     200,000
56      145,210      145,210     200,000
57      145,602      145,602     200,000
58      144,628      144,628     200,000
59      141,761      141,761     200,000
60      136,013      136,013     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 77. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.09             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: MALE 35 PREF N/S DB OPT                      MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
1  6%                                       FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 35                      TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
 END                   UNSCHEDULED                                       BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 1     36     1,646         0         0       0            0        939  200,000
 2     37     1,646         0         0       0          599      2,229  200,000
 3     38     1,646         0         0       0        1,343      3,578  200,000
 4     39     1,646         0         0       0        2,706      4,941  200,000
 5     40     1,646         0         0       0        4,109      6,343  200,000
 6     41     1,646         0         0       0        5,753      7,764  200,000
 7     42     1,646         0         0       0        7,439      9,227  200,000
 8     43     1,646         0         0       0        9,194     10,758  200,000
 9     44     1,646         0         0       0       10,997     12,338  200,000
10     45     1,646         0         0       0       12,852     13,969  200,000

11     46     1,646         0         0       0       14,830     15,723  200,000
12     47     1,646         0         0       0       16,854     17,525  200,000
13     48     1,646         0         0       0       18,952     19,399  200,000
14     49     1,646         0         0       0       21,105     21,329  200,000
15     50     1,646         0         0       0       23,318     23,318  200,000
16     51     1,646         0         0       0       25,478     25,478  200,000
17     52     1,646         0         0       0       27,688     27,688  200,000
18     53     1,646         0         0       0       29,976     29,976  200,000
19     54     1,646         0         0       0       32,365     32,365  200,000
20     55     1,646         0         0       0       34,863     34,863  200,000

21     56     1,646         0         0       0       37,510     37,510  200,000
22     57     1,646         0         0       0       40,241     40,241  200,000
23     58     1,646         0         0       0       43,024     43,024  200,000
24     59     1,646         0         0       0       45,884     45,884  200,000
25     60     1,646         0         0       0       48,810     48,810  200,000
26     61     1,646         0         0       0       51,808     51,808  200,000
27     62     1,646         0         0       0       54,869     54,869  200,000
28     63     1,646         0         0       0       57,982     57,982  200,000
29     64     1,646         0         0       0       61,175     61,175  200,000
30     65     1,646         0         0       0       64,455     64,455  200,000

31     66     1,646         0         0       0       67,818     67,818  200,000
32     67     1,646         0         0       0       71,289     71,289  200,000
33     68     1,646         0         0       0       74,834     74,834  200,000
34     69     1,646         0         0       0       78,435     78,435  200,000
35     70     1,646         0         0       0       82,060     82,060  200,000
36     71     1,646         0         0       0       85,740     85,740  200,000
37     72     1,646         0         0       0       89,432     89,432  200,000
38     73     1,646         0         0       0       93,182     93,182  200,000
39     74     1,646         0         0       0       96,928     96,928  200,000
40     75     1,646         0         0       0      100,679    100,679  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 77. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
 END                   UNSCHEDULED                                       BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
41     76     1,646         0         0       0      104,467    104,467  200,000
42     77     1,646         0         0       0      108,244    108,244  200,000
43     78     1,646         0         0       0      111,981    111,981  200,000
44     79     1,646         0         0       0      115,359    115,359  200,000
45     80     1,646         0         0       0      118,585    118,585  200,000
46     81     1,646         0         0       0      121,672    121,672  200,000
47     82     1,646         0         0       0      124,546    124,546  200,000
48     83     1,646         0         0       0      127,585    127,585  200,000
49     84     1,646         0         0       0      130,538    130,538  200,000
50     85     1,646         0         0       0      133,321    133,321  200,000

51     86     1,646         0         0       0      135,956    135,956  200,000
52     87     1,646         0         0       0      138,352    138,352  200,000
53     88     1,646         0         0       0      140,528    140,528  200,000
54     89     1,646         0         0       0      142,448    142,448  200,000
55     90     1,646         0         0       0      144,056    144,056  200,000
56     91     1,646         0         0       0      145,210    145,210  200,000
57     92     1,646         0         0       0      145,602    145,602  200,000
58     93     1,646         0         0       0      144,628    144,628  200,000
59     94     1,646         0         0       0      141,761    141,761  200,000
60     95     1,646         0         0       0      136,013    136,013  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 77. Assuming Current Charges and a Gross Investment Return of 6.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 35 PREF N/S DB OPT                       MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  1  12%
MALE NON-SMOKER PREFERRED AGE 35            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 1,646.00                       TO AGE 95                                  SPECIFIED AMOUNT
                                                 MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                                 GUARANTEED CHARGES
                                           --------------------------------------------------------------
                                               0.00% (-1.49% NET)              12.00% (10.42% NET)
                                           ---------------------------   --------------------------------
               (1)      (2)       (3)         (4)               (6)         (7)                    (9)
 END           NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE        (8)      BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON         FUND      PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ------   -------  ---------   ---------   -----  --------   ---------     -----    --------
 1     36      1,646    1,728      0             0        869 200,000           0        1,010    200,000
 2     37      1,646    3,543      0           299      1,929 200,000         713        2,343    200,000
 3     38      1,646    5,448      0           718      2,952 200,000       1,558        3,793    200,000
 4     39      1,646    7,449      0         1,704      3,938 200,000       3,138        5,372    200,000
 5     40      1,646    9,550      0         2,654      4,889 200,000       4,861        7,095    200,000
 6     41      1,646   11,756      0         3,793      5,804 200,000       6,967        8,978    200,000
 7     42      1,646   14,072      0         4,874      6,661 200,000       9,226       11,013    200,000
 8     43      1,646   16,504      0         5,921      7,485 200,000      11,678       13,242    200,000
 9     44      1,646   19,057      0         6,913      8,254 200,000      14,323       15,664    200,000
10     45      1,646   21,738      0         7,850      8,967 200,000      17,181       18,299    200,000

11     46      1,646   24,554      0         8,816      9,710 200,000      20,422       21,316    200,000
12     47      1,646   27,510      0         9,732     10,402 200,000      23,961       24,631    200,000
13     48      1,646   30,613      0        10,598     11,045 200,000      27,832       28,279    200,000
14     49      1,646   33,872      0        11,393     11,617 200,000      32,055       32,278    200,000
15     50      1,646   37,294      0        12,118     12,118 200,000      36,672       36,672    200,000
16     51      1,646   40,887      0        12,549     12,549 200,000      41,509       41,509    200,000
17     52      1,646   44,660      0        12,889     12,889 200,000      46,824       46,824    200,000
18     53      1,646   48,621      0        13,138     13,138 200,000      52,678       52,678    200,000
19     54      1,646   52,781      0        13,275     13,275 200,000      59,121       59,121    200,000
20     55      1,646   57,148      0        13,300     13,300 200,000      66,230       66,230    200,000

21     56      1,646   61,734      0        13,224     13,224 200,000      74,114       74,114    200,000
22     57      1,646   66,549      0        12,992     12,992 200,000      82,822       82,822    200,000
23     58      1,646   71,604      0        12,605     12,605 200,000      92,470       92,470    200,000
24     59      1,646   76,913      0        12,039     12,039 200,000     103,174      103,174    200,000
25     60      1,646   82,487      0        11,270     11,270 200,000     115,074      115,074    200,000
26     61      1,646   88,339      0        10,274     10,274 200,000     128,332      128,332    200,000
27     62      1,646   94,485      0         9,025      9,025 200,000     143,142      143,142    200,000
28     63      1,646  100,937      0         7,519      7,519 200,000     159,742      159,742    201,274
29     64      1,646  107,712      0         5,658      5,658 200,000     178,218      178,218    220,990
30     65      1,646  114,826      0         3,409      3,409 200,000     198,621      198,621    242,318

               CURRENT CHARGES
       --------------------------------
             12.00% (10.42% NET)
       --------------------------------
         (10)                   (12)
 END     VALUE       (11)      BENEFIT
 OF       ON         FUND      PAYABLE
YEAR   SURRENDER     VALUE    AT DEATH
----   ---------     -----    --------
 1            0        1,010    200,000
 2          813        2,443    200,000
 3        1,794        4,028    200,000
 4        3,497        5,731    200,000
 5        5,355        7,590    200,000
 6        7,587        9,598    200,000
 7       10,007       11,795    200,000
 8       12,662       14,226    200,000
 9       15,552       16,893    200,000
10       18,703       19,821    200,000
11       22,253       23,147    200,000
12       26,133       26,803    200,000
13       30,404       30,850    200,000
14       35,090       35,313    200,000
15       40,241       40,241    200,000
16       45,787       45,787    200,000
17       51,905       51,905    200,000
18       58,680       58,680    200,000
19       66,209       66,209    200,000
20       74,580       74,580    200,000
21       83,928       83,928    200,000
22       94,302       94,302    200,000
23      105,802      105,802    200,000
24      118,583      118,583    200,000
25      132,798      132,798    200,000
26      148,631      148,631    200,000
27      166,262      166,262    212,816
28      185,789      185,789    234,094
29      207,410      207,410    257,189
30      231,357      231,357    282,256

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract lapses at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                                 GUARANTEED CHARGES
                                           --------------------------------------------------------------
                                               0.00% (-1.49% NET)              12.00% (10.42% NET)
                                           ---------------------------   --------------------------------
               (1)      (2)       (3)         (4)               (6)         (7)                    (9)
 END           NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE        (8)      BENEFIT
 OF          ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON         FUND      PAYABLE
YEAR   AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER     VALUE    AT DEATH
----   ---   ------   -------  ---------   ---------   -----  --------   ---------     -----    --------
31     66      1,646  122,296      0           713       713  200,000      221,158     221,158    265,389
32     67      1,646  130,139      0             0         0        0      246,006     246,006    292,747
33     68      1,646  138,374      0             0         0        0      273,399     273,399    322,610
34     69      1,646  147,021      0             0         0        0      303,591     303,591    355,201
35     70      1,646  156,101      0             0         0        0      336,874     336,874    390,774
36     71      1,646  165,634      0             0         0        0      373,552     373,552    429,585
37     72      1,646  175,644      0             0         0        0      414,093     414,093    467,925
38     73      1,646  186,154      0             0         0        0      459,020     459,020    509,512
39     74      1,646  197,190      0             0         0        0      508,855     508,855    554,652
40     75      1,646  208,778      0             0         0        0      564,236     564,236    603,732

41     76      1,646  220,945      0             0         0        0      625,941     625,941    657,239
42     77      1,646  233,721      0             0         0        0      693,983     693,983    728,682
43     78      1,646  247,135      0             0         0        0      768,970     768,970    807,419
44     79      1,646  261,220      0             0         0        0      851,567     851,567    894,145
45     80      1,646  276,010      0             0         0        0      942,487     942,487    989,612
46     81      1,646  291,539      0             0         0        0    1,042,486   1,042,486  1,094,610
47     82      1,646  307,844      0             0         0        0    1,152,363   1,152,363  1,209,981
48     83      1,646  324,964      0             0         0        0    1,272,933   1,272,933  1,336,580
49     84      1,646  342,941      0             0         0        0    1,405,058   1,405,058  1,475,310
50     85      1,646  361,816      0             0         0        0    1,549,643   1,549,643  1,627,125

51     86      1,646  381,635      0             0         0        0    1,707,652   1,707,652  1,793,034
52     87      1,646  402,445      0             0         0        0    1,880,111   1,880,111  1,974,117
53     88      1,646  424,296      0             0         0        0    2,068,117   2,068,117  2,171,523
54     89      1,646  447,239      0             0         0        0    2,272,817   2,272,817  2,386,458
55     90      1,646  471,329      0             0         0        0    2,495,424   2,495,424  2,620,195
56     91      1,646  496,624      0             0         0        0    2,737,138   2,737,138  2,873,995
57     92      1,646  523,183      0             0         0        0    3,007,096   3,007,096  3,127,380
58     93      1,646  551,071      0             0         0        0    3,310,126   3,310,126  3,409,430
59     94      1,646  580,353      0             0         0        0    3,652,177   3,652,177  3,725,220
60     95      1,646  611,099      0             0         0        0    4,040,667   4,040,667  4,081,073

               CURRENT CHARGES
       --------------------------------
             12.00% (10.42% NET)
       --------------------------------
         (10)                   (12)
 END     VALUE       (11)      BENEFIT
 OF       ON         FUND      PAYABLE
YEAR   SURRENDER     VALUE    AT DEATH
----   ---------     -----    --------
31       257,882     257,882    309,458
32       287,246     287,246    341,823
33       319,736     319,736    377,288
34       355,675     355,675    416,139
35       395,412     395,412    458,678
36       439,366     439,366    505,270
37       488,054     488,054    551,501
38       542,050     542,050    601,676
39       601,948     601,948    656,123
40       668,466     668,466    715,258
41       742,440     742,440    779,562
42       824,281     824,281    865,495
43       914,782     914,782    960,521
44     1,014,645   1,014,645  1,065,377
45     1,124,915   1,124,915  1,181,161
46     1,246,636   1,246,636  1,308,967
47     1,380,872   1,380,872  1,449,916
48     1,529,218   1,529,218  1,605,678
49     1,692,811   1,692,811  1,777,451
50     1,873,017   1,873,017  1,966,668
51     2,071,445   2,071,445  2,175,017
52     2,289,658   2,289,658  2,404,141
53     2,529,528   2,529,528  2,656,004
54     2,792,976   2,792,976  2,932,625
55     3,082,041   3,082,041  3,236,143
56     3,398,686   3,398,686  3,568,621
57     3,750,257   3,750,257  3,900,268
58     4,141,318   4,141,318  4,265,557
59     4,578,678   4,578,678  4,670,252
60     5,070,838   5,070,838  5,121,546

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract lapses at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: MALE 35 PREF N/S DB OPT 1                    MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
12%                                         FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 35                      TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 1,646.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
 1     36     1,646         0         0       0            0        1,010    200,000
 2     37     1,646         0         0       0          813        2,443    200,000
 3     38     1,646         0         0       0        1,794        4,028    200,000
 4     39     1,646         0         0       0        3,497        5,731    200,000
 5     40     1,646         0         0       0        5,355        7,590    200,000
 6     41     1,646         0         0       0        7,587        9,598    200,000
 7     42     1,646         0         0       0       10,007       11,795    200,000
 8     43     1,646         0         0       0       12,662       14,226    200,000
 9     44     1,646         0         0       0       15,552       16,893    200,000
10     45     1,646         0         0       0       18,703       19,821    200,000

11     46     1,646         0         0       0       22,253       23,147    200,000
12     47     1,646         0         0       0       26,133       26,803    200,000
13     48     1,646         0         0       0       30,404       30,850    200,000
14     49     1,646         0         0       0       35,090       35,313    200,000
15     50     1,646         0         0       0       40,241       40,241    200,000
16     51     1,646         0         0       0       45,787       45,787    200,000
17     52     1,646         0         0       0       51,905       51,905    200,000
18     53     1,646         0         0       0       58,680       58,680    200,000
19     54     1,646         0         0       0       66,209       66,209    200,000
20     55     1,646         0         0       0       74,580       74,580    200,000

21     56     1,646         0         0       0       83,928       83,928    200,000
22     57     1,646         0         0       0       94,302       94,302    200,000
23     58     1,646         0         0       0      105,802      105,802    200,000
24     59     1,646         0         0       0      118,583      118,583    200,000
25     60     1,646         0         0       0      132,798      132,798    200,000
26     61     1,646         0         0       0      148,631      148,631    200,000
27     62     1,646         0         0       0      166,262      166,262    212,816
28     63     1,646         0         0       0      185,789      185,789    234,094
29     64     1,646         0         0       0      207,410      207,410    257,189
30     65     1,646         0         0       0      231,357      231,357    282,256

31     66     1,646         0         0       0      257,882      257,882    309,458
32     67     1,646         0         0       0      287,246      287,246    341,823
33     68     1,646         0         0       0      319,736      319,736    377,288
34     69     1,646         0         0       0      355,675      355,675    416,139
35     70     1,646         0         0       0      395,412      395,412    458,678
36     71     1,646         0         0       0      439,366      439,366    505,270
37     72     1,646         0         0       0      488,054      488,054    551,501
38     73     1,646         0         0       0      542,050      542,050    601,676
39     74     1,646         0         0       0      601,948      601,948    656,123
40     75     1,646         0         0       0      668,466      668,466    715,258

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                                            CURRENT CHARGES
                                                    --------------------------------
                                                          12.00% (10.42% NET)
                                                    --------------------------------
 END                   UNSCHEDULED                                          BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON      FUND      PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE    AT DEATH
----   ---   -------   -----------   ----   -----   ---------     -----    --------
41     76     1,646         0         0       0       742,440     742,440    779,562
42     77     1,646         0         0       0       824,281     824,281    865,495
43     78     1,646         0         0       0       914,782     914,782    960,521
44     79     1,646         0         0       0     1,014,645   1,014,645  1,065,377
45     80     1,646         0         0       0     1,124,915   1,124,915  1,181,161
46     81     1,646         0         0       0     1,246,636   1,246,636  1,308,967
47     82     1,646         0         0       0     1,380,872   1,380,872  1,449,916
48     83     1,646         0         0       0     1,529,218   1,529,218  1,605,678
49     84     1,646         0         0       0     1,692,811   1,692,811  1,777,451
50     85     1,646         0         0       0     1,873,017   1,873,017  1,966,668

51     86     1,646         0         0       0     2,071,445   2,071,445  2,175,017
52     87     1,646         0         0       0     2,289,658   2,289,658  2,404,141
53     88     1,646         0         0       0     2,529,528   2,529,528  2,656,004
54     89     1,646         0         0       0     2,792,976   2,792,976  2,932,625
55     90     1,646         0         0       0     3,082,041   3,082,041  3,236,143
56     91     1,646         0         0       0     3,398,686   3,398,686  3,568,621
57     92     1,646         0         0       0     3,750,257   3,750,257  3,900,268
58     93     1,646         0         0       0     4,141,318   4,141,318  4,265,557
59     94     1,646         0         0       0     4,578,678   4,578,678  4,670,252
60     95     1,646         0         0       0     5,070,838   5,070,838  5,121,546

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 67. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $29,091.76           INITIAL GUIDELINE ANNUAL: $2,161.98             INITIAL TWO YEAR MINIMUM: $1,646.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 55 PREF N/S DB OPT 1  0%                 MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
MALE NON-SMOKER PREFERRED AGE 55             FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 5,010.00                       TO AGE 95                                 SPECIFIED AMOUNT
                                                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                             ----------------------------------------------------------------
                                                  0.00% (-1.49% NET)               0.00% (-1.49% NET)
                                             ----------------------------   ---------------------------------
               (1)       (2)        (3)                            (6)                                 (9)
 END           NET     PREMIUM      NET         (4)       (5)    BENEFIT       (7)         (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/     VALUE ON    FUND    PAYABLE    VALUE ON      FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----   --------   ---------     -----     --------
 1     56      5,010     5,261       0         1,270      3,573    200,000     1,270        3,573     200,000
 2     57      5,010    10,784       0         3,567      6,369    200,000     3,567        6,369     200,000
 3     58      5,010    16,584       0         4,231      8,988    200,000     4,231        8,988     200,000
 4     59      5,010    22,673       0         6,656     11,414    200,000     6,656       11,414     200,000
 5     60      5,010    29,068       0         8,871     13,629    200,000     8,871       13,629     200,000
 6     61      5,010    35,781       0        11,335     15,617    200,000    11,335       15,617     200,000
 7     62      5,010    42,831       0        13,557     17,363    200,000    13,557       17,363     200,000
 8     63      5,010    50,233       0        15,540     18,870    200,000    15,540       18,870     200,000
 9     64      5,010    58,005       0        17,203     20,057    200,000    17,203       20,057     200,000
10     65      5,010    66,166       0        18,529     20,908    200,000    18,529       20,908     200,000
11     66      5,010    74,735       0        19,696     21,599    200,000    19,696       21,599     200,000
12     67      5,010    83,732       0        20,468     21,895    200,000    20,468       21,895     200,000
13     68      5,010    93,179       0        20,799     21,751    200,000    20,799       21,751     200,000
14     69      5,010   103,099       0        20,639     21,115    200,000    20,639       21,115     200,000
15     70      5,010   113,514       0        19,954     19,954    200,000    19,954       19,954     200,000
16     71      5,010   124,450       0        18,164     18,164    200,000    18,164       18,164     200,000
17     72      5,010   135,933       0        15,518     15,518    200,000    15,518       15,518     200,000
18     73      5,010   147,990       0        12,080     12,080    200,000    12,080       12,080     200,000
19     74      5,010   160,650       0         7,591      7,591    200,000     7,591        7,591     200,000
20     75      5,010   173,943       0         1,800      1,800    200,000     1,800        1,800     200,000
21     76      5,010   187,901       0             0          0          0         0            0           0
22     77      5,010   202,557       0             0          0          0         0            0           0
23     78      5,010   217,945       0             0          0          0         0            0           0
24     79      5,010   234,103       0             0          0          0         0            0           0
25     80      5,010   251,068       0             0          0          0         0            0           0
26     81      5,010   268,882       0             0          0          0         0            0           0
27     82      5,010   287,587       0             0          0          0         0            0           0
28     83      5,010   307,227       0             0          0          0         0            0           0
29     84      5,010   327,849       0             0          0          0         0            0           0
30     85      5,010   349,502       0             0          0          0         0            0           0

                CURRENT CHARGES
       ---------------------------------
              0.00% (-1.49% NET)
       ---------------------------------
                                 (12)
 END     (10)        (11)       BENEFIT
 OF    VALUE ON      FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
 1        1,270        3,573     200,000
 2        4,509        7,311     200,000
 3        6,114       10,871     200,000
 4        9,460       14,218     200,000
 5       12,580       17,337     200,000
 6       15,913       20,195     200,000
 7       19,163       22,969     200,000
 8       22,332       25,662     200,000
 9       25,401       28,256     200,000
10       28,255       30,633     200,000
11       30,969       32,872     200,000
12       33,415       34,842     200,000
13       35,713       36,664     200,000
14       37,809       38,285     200,000
15       39,687       39,687     200,000
16       41,290       41,290     200,000
17       42,604       42,604     200,000
18       43,483       43,483     200,000
19       44,095       44,095     200,000
20       44,326       44,326     200,000
21       44,275       44,275     200,000
22       43,723       43,723     200,000
23       42,561       42,561     200,000
24       40,159       40,159     200,000
25       36,787       36,787     200,000
26       32,350       32,350     200,000
27       26,543       26,543     200,000
28       20,049       20,049     200,000
29       12,089       12,089     200,000
30        2,172        2,172     200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 86.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $69,009.20           INITIAL GUIDELINE ANNUAL: $6,002.06             INITIAL TWO YEAR MINIMUM: $5,010.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: MALE 55 PREF N/S DB OPT                      MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
1  0%                                       FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 55                      TO AGE 95                                 SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                         0.00% (-1.49% NET)
                                                    -----------------------------
 END                   UNSCHEDULED                                       BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 1     56     5,010         0         0       0        1,270      3,573  200,000
 2     57     5,010         0         0       0        4,509      7,311  200,000
 3     58     5,010         0         0       0        6,114     10,871  200,000
 4     59     5,010         0         0       0        9,460     14,218  200,000
 5     60     5,010         0         0       0       12,580     17,337  200,000
 6     61     5,010         0         0       0       15,913     20,195  200,000
 7     62     5,010         0         0       0       19,163     22,969  200,000
 8     63     5,010         0         0       0       22,332     25,662  200,000
 9     64     5,010         0         0       0       25,401     28,256  200,000
10     65     5,010         0         0       0       28,255     30,633  200,000

11     66     5,010         0         0       0       30,969     32,872  200,000
12     67     5,010         0         0       0       33,415     34,842  200,000
13     68     5,010         0         0       0       35,713     36,664  200,000
14     69     5,010         0         0       0       37,809     38,285  200,000
15     70     5,010         0         0       0       39,687     39,687  200,000
16     71     5,010         0         0       0       41,290     41,290  200,000
17     72     5,010         0         0       0       42,604     42,604  200,000
18     73     5,010         0         0       0       43,483     43,483  200,000
19     74     5,010         0         0       0       44,095     44,095  200,000
20     75     5,010         0         0       0       44,326     44,326  200,000

21     76     5,010         0         0       0       44,275     44,275  200,000
22     77     5,010         0         0       0       43,723     43,723  200,000
23     78     5,010         0         0       0       42,561     42,561  200,000
24     79     5,010         0         0       0       40,159     40,159  200,000
25     80     5,010         0         0       0       36,787     36,787  200,000
26     81     5,010         0         0       0       32,350     32,350  200,000
27     82     5,010         0         0       0       26,543     26,543  200,000
28     83     5,010         0         0       0       20,049     20,049  200,000
29     84     5,010         0         0       0       12,089     12,089  200,000
30     85     5,010         0         0       0        2,172      2,172  200,000

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Current Charges and a Gross Investment Return of 0.00%, contract lapses at age 86.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 0.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $69,009.20           INITIAL GUIDELINE ANNUAL: $6,002.06             INITIAL TWO YEAR MINIMUM: $5,010.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                 STANDARD LEDGER STATEMENT

FOR: MALE 55 PREF N/S DB OPT 1  6%                 MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
MALE NON-SMOKER PREFERRED AGE 55             FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 5,010.00                       TO AGE 95                                 SPECIFIED AMOUNT
                                                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                             ----------------------------------------------------------------
                                                  0.00% (-1.49% NET)                6.00% (4.46% NET)
                                             ----------------------------   ---------------------------------
               (1)       (2)        (3)         (4)                (6)                                 (9)
 END           NET     PREMIUM      NET        VALUE      (5)    BENEFIT       (7)         (8)       BENEFIT
 OF          ANNUAL    ACCUM'D    LOANS/        ON       FUND    PAYABLE    VALUE ON      FUND       PAYABLE
YEAR   AGE   OUTLAY     AT 5%    SURRENDER   SURRENDER   VALUE   AT DEATH   SURRENDER     VALUE     AT DEATH
----   ---   ------    -------   ---------   ---------   -----   --------   ---------     -----     --------
 1     56      5,010     5,261       0         1,270      3,573  200,000       1,515        3,818     200,000
 2     57      5,010    10,784       0         3,567      6,369  200,000       4,260        7,062     200,000
 3     58      5,010    16,584       0         4,231      8,988  200,000       5,560       10,318     200,000
 4     59      5,010    22,673       0         6,656     11,414  200,000       8,810       13,568     200,000
 5     60      5,010    29,068       0         8,871     13,629  200,000      12,038       16,795     200,000
 6     61      5,010    35,781       0        11,335     15,617  200,000      15,703       19,985     200,000
 7     62      5,010    42,831       0        13,557     17,363  200,000      19,314       23,120     200,000
 8     63      5,010    50,233       0        15,540     18,870  200,000      22,876       26,206     200,000
 9     64      5,010    58,005       0        17,203     20,057  200,000      26,310       29,165     200,000
10     65      5,010    66,166       0        18,529     20,908  200,000      29,599       31,978     200,000
11     66      5,010    74,735       0        19,696     21,599  200,000      32,994       34,897     200,000
12     67      5,010    83,732       0        20,468     21,895  200,000      36,219       37,646     200,000
13     68      5,010    93,179       0        20,799     21,751  200,000      39,235       40,187     200,000
14     69      5,010   103,099       0        20,639     21,115  200,000      42,001       42,476     200,000
15     70      5,010   113,514       0        19,954     19,954  200,000      44,489       44,489     200,000
16     71      5,010   124,450       0        18,164     18,164  200,000      46,136       46,136     200,000
17     72      5,010   135,933       0        15,518     15,518  200,000      47,230       47,230     200,000
18     73      5,010   147,990       0        12,080     12,080  200,000      47,821       47,821     200,000
19     74      5,010   160,650       0         7,591      7,591  200,000      47,699       47,699     200,000
20     75      5,010   173,943       0         1,800      1,800  200,000      46,657       46,657     200,000
21     76      5,010   187,901       0             0          0        0      44,617       44,617     200,000
22     77      5,010   202,557       0             0          0        0      41,269       41,269     200,000
23     78      5,010   217,945       0             0          0        0      36,345       36,345     200,000
24     79      5,010   234,103       0             0          0        0      29,506       29,506     200,000
25     80      5,010   251,068       0             0          0        0      20,293       20,293     200,000
26     81      5,010   268,882       0             0          0        0       8,039        8,039     200,000
27     82      5,010   287,587       0             0          0        0           0            0           0
28     83      5,010   307,227       0             0          0        0           0            0           0
29     84      5,010   327,849       0             0          0        0           0            0           0
30     85      5,010   349,502       0             0          0        0           0            0           0
31     86      5,010   372,237       0             0          0        0           0            0           0
32     87      5,010   396,109       0             0          0        0           0            0           0
33     88      5,010   421,175       0             0          0        0           0            0           0
34     89      5,010   447,495       0             0          0        0           0            0           0
35     90      5,010   475,130       0             0          0        0           0            0           0
36     91      5,010   504,147       0             0          0        0           0            0           0
37     92      5,010   534,615       0             0          0        0           0            0           0
38     93      5,010   566,606       0             0          0        0           0            0           0
39     94      5,010   600,197       0             0          0        0           0            0           0
40     95      5,010   635,467       0             0          0        0           0            0           0

                CURRENT CHARGES
       ---------------------------------
               6.00% (4.46% NET)
       ---------------------------------
                                 (12)
 END     (10)        (11)       BENEFIT
 OF    VALUE ON      FUND       PAYABLE
YEAR   SURRENDER     VALUE     AT DEATH
----   ---------     -----     --------
 1        1,515        3,818     200,000
 2        5,230        8,032     200,000
 3        7,555       12,312     200,000
 4       11,866       16,623     200,000
 5       16,195       20,953     200,000
 6       20,986       25,268     200,000
 7       25,942       29,748     200,000
 8       31,075       34,405     200,000
 9       36,378       39,233     200,000
10       41,750       44,129     200,000
11       47,377       49,280     200,000
12       53,077       54,504     200,000
13       58,977       59,928     200,000
14       65,050       65,526     200,000
15       71,308       71,308     200,000
16       77,643       77,643     200,000
17       84,173       84,173     200,000
18       90,830       90,830     200,000
19       97,778       97,778     200,000
20      104,993      104,993     200,000
21      112,641      112,641     200,000
22      120,629      120,629     200,000
23      128,993      128,993     200,000
24      137,574      137,574     200,000
25      146,658      146,658     200,000
26      156,395      156,395     200,000
27      166,927      166,927     200,000
28      178,623      178,623     200,000
29      191,617      191,617     201,198
30      205,391      205,391     215,660
31      219,713      219,713     230,698
32      234,577      234,577     246,306
33      249,995      249,995     262,495
34      265,969      265,969     279,267
35      282,494      282,494     296,618
36      299,545      299,545     314,523
37      317,543      317,543     330,245
38      336,591      336,591     346,689
39      356,927      356,927     364,065
40      378,846      378,846     382,635

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $69,009.20           INITIAL GUIDELINE ANNUAL: $6,002.06             INITIAL TWO YEAR MINIMUM: $5,010.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                              ALLOCATION OF VALUES

FOR: MALE 55 PREF N/S DB OPT                      MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
1  6%                                       FLEXIBLE PREMIUM VARIABLE LIFE                INITIAL DEATH BENEFIT =
MALE NON-SMOKER PREFERRED AGE 55                      TO AGE 95                                  SPECIFIED AMOUNT
1ST YR ANNUAL PREMIUM = 5,010.00                 MONY LIFE OF AMERICA
                                                  DECLARED PREMIUMS

                                                           CURRENT CHARGES
                                                    -----------------------------
                                                          6.00% (4.46% NET)
                                                    -----------------------------
 END                   UNSCHEDULED                                       BENEFIT
 OF                     PREMIUM/     NET    TOTAL   VALUE ON     FUND    PAYABLE
YEAR   AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER    VALUE   AT DEATH
----   ---   -------   -----------   ----   -----   ---------    -----   --------
 1     56     5,010         0         0       0        1,515      3,818  200,000
 2     57     5,010         0         0       0        5,230      8,032  200,000
 3     58     5,010         0         0       0        7,555     12,312  200,000
 4     59     5,010         0         0       0       11,866     16,623  200,000
 5     60     5,010         0         0       0       16,195     20,953  200,000
 6     61     5,010         0         0       0       20,986     25,268  200,000
 7     62     5,010         0         0       0       25,942     29,748  200,000
 8     63     5,010         0         0       0       31,075     34,405  200,000
 9     64     5,010         0         0       0       36,378     39,233  200,000
10     65     5,010         0         0       0       41,750     44,129  200,000

11     66     5,010         0         0       0       47,377     49,280  200,000
12     67     5,010         0         0       0       53,077     54,504  200,000
13     68     5,010         0         0       0       58,977     59,928  200,000
14     69     5,010         0         0       0       65,050     65,526  200,000
15     70     5,010         0         0       0       71,308     71,308  200,000
16     71     5,010         0         0       0       77,643     77,643  200,000
17     72     5,010         0         0       0       84,173     84,173  200,000
18     73     5,010         0         0       0       90,830     90,830  200,000
19     74     5,010         0         0       0       97,778     97,778  200,000
20     75     5,010         0         0       0      104,993    104,993  200,000
21     76     5,010         0         0       0      112,641    112,641  200,000
22     77     5,010         0         0       0      120,629    120,629  200,000
23     78     5,010         0         0       0      128,993    128,993  200,000
24     79     5,010         0         0       0      137,574    137,574  200,000
25     80     5,010         0         0       0      146,658    146,658  200,000
26     81     5,010         0         0       0      156,395    156,395  200,000
27     82     5,010         0         0       0      166,927    166,927  200,000
28     83     5,010         0         0       0      178,623    178,623  200,000
29     84     5,010         0         0       0      191,617    191,617  201,198
30     85     5,010         0         0       0      205,391    205,391  215,660

31     86     5,010         0         0       0      219,713    219,713  230,698
32     87     5,010         0         0       0      234,577    234,577  246,306
33     88     5,010         0         0       0      249,995    249,995  262,495
34     89     5,010         0         0       0      265,969    265,969  279,267
35     90     5,010         0         0       0      282,494    282,494  296,618
36     91     5,010         0         0       0      299,545    299,545  314,523
37     92     5,010         0         0       0      317,543    317,543  330,245
38     93     5,010         0         0       0      336,591    336,591  346,689
39     94     5,010         0         0       0      356,927    356,927  364,065
40     95     5,010         0         0       0      378,846    378,846  382,635

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 6.00%, contract lapses at age 82. Assuming Current Charges and a Gross Investment Return of 6.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 6.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $69,009.20           INITIAL GUIDELINE ANNUAL: $6,002.06             INITIAL TWO YEAR MINIMUM: $5,010.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                NOT VALID WITHOUT CURRENT PROSPECTUS AND
                                                                                                        SUPPLEMENTAL FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                           STANDARD LEDGER STATEMENT

FOR: MALE 55 PREF N/S DB OPT                       MONY EQUITYMASTER                   SPECIFIED AMOUNT = $200,000
  1  12%
MALE NON-SMOKER PREFERRED AGE 55            FLEXIBLE PREMIUM VARIABLE LIFE                 INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 5,010.00                       TO AGE 95                                  SPECIFIED AMOUNT
                                                 MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                                    GUARANTEED CHARGES
                                              --------------------------------------------------------------
                                                  0.00% (- 1.49% NET)             12.00% (10.42% NET)
                                              ---------------------------   --------------------------------
                  (1)      (2)       (3)         (4)               (6)         (7)                    (9)
  END             NET    PREMIUM     NET        VALUE      (5)   BENEFIT      VALUE        (8)      BENEFIT
  OF            ANNUAL   ACCUM'D   LOANS/        ON       FUND   PAYABLE       ON         FUND      PAYABLE
 YEAR     AGE   OUTLAY    AT 5%   SURRENDER   SURRENDER   VALUE  AT DEATH   SURRENDER     VALUE    AT DEATH
 ----     ---   ------   -------  ---------   ---------   -----  --------   ---------     -----    --------
   1      56      5,010    5,261      0         1,270      3,573   200,000      1,760       4,063    200,000
   2      57      5,010   10,784      0         3,567      6,369   200,000      4,985       7,786    200,000
   3      58      5,010   16,584      0         4,231      8,988   200,000      7,009      11,766    200,000
   4      59      5,010   22,673      0         6,656     11,414   200,000     11,258      16,015    200,000
   5      60      5,010   29,068      0         8,871     13,629   200,000     15,794      20,551    200,000
   6      61      5,010   35,781      0        11,335     15,617   200,000     21,113      25,395    200,000
   7      62      5,010   42,831      0        13,557     17,363   200,000     26,768      30,574    200,000
   8      63      5,010   50,233      0        15,540     18,870   200,000     32,813      36,143    200,000
   9      64      5,010   58,005      0        17,203     20,057   200,000     39,229      42,084    200,000
  10      65      5,010   66,166      0        18,529     20,908   200,000     46,066      48,445    200,000
  11      66      5,010   74,735      0        19,696     21,599   200,000     53,767      55,670    200,000
  12      67      5,010   83,732      0        20,468     21,895   200,000     62,095      63,522    200,000
  13      68      5,010   93,179      0        20,799     21,751   200,000     71,141      72,092    200,000
  14      69      5,010  103,099      0        20,639     21,115   200,000     81,019      81,495    200,000
  15      70      5,010  113,514      0        19,954     19,954   200,000     91,891      91,891    200,000
  16      71      5,010  124,450      0        18,164     18,164   200,000    103,435     103,435    200,000
  17      72      5,010  135,933      0        15,518     15,518   200,000    116,280     116,280    200,000
  18      73      5,010  147,990      0        12,080     12,080   200,000    130,799     130,799    200,000
  19      74      5,010  160,650      0         7,591      7,591   200,000    147,307     147,307    200,000
  20      75      5,010  173,943      0         1,800      1,800   200,000    166,269     166,269    200,000
  21      76      5,010  187,901      0             0          0         0    188,449     188,449    200,000
  22      77      5,010  202,557      0             0          0         0    213,707     213,707    224,392
  23      78      5,010  217,945      0             0          0         0    241,559     241,559    253,636
  24      79      5,010  234,103      0             0          0         0    272,253     272,253    285,865
  25      80      5,010  251,068      0             0          0         0    306,057     306,057    321,360
  26      81      5,010  268,882      0             0          0         0    343,256     343,256    360,419
  27      82      5,010  287,587      0             0          0         0    384,152     384,152    403,359
  28      83      5,010  307,227      0             0          0         0    429,052     429,052    450,504
  29      84      5,010  327,849      0             0          0         0    478,283     478,283    502,197
  30      85      5,010  349,502      0             0          0         0    532,188     532,188    558,798
  31      86      5,010  372,237      0             0          0         0    591,133     591,133    620,690
  32      87      5,010  396,109      0             0          0         0    655,505     655,505    688,280
  33      88      5,010  421,175      0             0          0         0    725,717     725,717    762,003
  34      89      5,010  447,495      0             0          0         0    802,204     802,204    842,314
  35      90      5,010  475,130      0             0          0         0    885,423     885,423    929,694
  36      91      5,010  504,147      0             0          0         0    975,829     975,829  1,024,620
  37      92      5,010  534,615      0             0          0         0  1,076,718   1,076,718  1,119,787
  38      93      5,010  566,606      0             0          0         0  1,189,874   1,189,874  1,225,570
  39      94      5,010  600,197      0             0          0         0  1,317,491   1,317,491  1,343,841
  40      95      5,010  635,467      0             0          0         0  1,462,308   1,462,308  1,476,931

                 CURRENT CHARGES
         --------------------------------
               12.00% (10.42% NET)
         --------------------------------
           (10)                   (12)
  END      VALUE       (11)      BENEFIT
  OF        ON         FUND      PAYABLE
 YEAR    SURRENDER     VALUE    AT DEATH
 ----    ---------     -----    --------
   1        1,760        4,063    200,000
   2        5,982        8,784    200,000
   3        9,116       13,874    200,000
   4       14,578       19,336    200,000
   5       20,441       25,198    200,000
   6       27,195       31,477    200,000
   7       34,596       38,402    200,000
   8       42,722       46,052    200,000
   9       51,642       54,497    200,000
  10       61,350       63,728    200,000
  11       72,282       74,185    200,000
  12       84,298       85,726    200,000
  13       97,656       98,608    200,000
  14      112,517      112,993    200,000
  15      129,104      129,104    200,000
  16      147,384      147,384    200,000
  17      167,930      167,930    200,000
  18      191,036      191,036    212,050
  19      216,725      216,725    236,230
  20      245,245      245,245    262,412
  21      277,056      277,056    290,908
  22      312,256      312,256    327,869
  23      351,190      351,190    368,750
  24      394,168      394,168    413,876
  25      441,636      441,636    463,718
  26      494,046      494,046    518,748
  27      551,859      551,859    579,452
  28      615,753      615,753    646,540
  29      686,227      686,227    720,538
  30      763,874      763,874    802,068
  31      849,389      849,389    891,859
  32      943,451      943,451    990,623
  33     1,046,867   1,046,867  1,099,211
  34     1,160,471   1,160,471  1,218,495
  35     1,285,144   1,285,144  1,349,402
  36     1,421,741   1,421,741  1,492,828
  37     1,573,374   1,573,374  1,636,309
  38     1,742,004   1,742,004  1,794,264
  39     1,930,544   1,930,544  1,969,155
  40     2,142,633   2,142,633  2,164,059

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95. Assuming Current Charges and a Gross Investment Return of 12.00%, contract matures at anniversary at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $69,009.20           INITIAL GUIDELINE ANNUAL: $6,002.06             INITIAL TWO YEAR MINIMUM: $5,010.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                    ALLOCATION OF VALUE

FOR: MALE 55 PREF N/S DB OPT                       MONY EQUITYMASTER                  SPECIFIED AMOUNT = $200,000
  1  12%
MALE NON-SMOKER PREFERRED AGE 55             FLEXIBLE PREMIUM VARIABLE LIFE               INITIAL DEATH BENEFIT =
1ST YR ANNUAL PREMIUM = 5,010.00                       TO AGE 95                                 SPECIFIED AMOUNT
                                                  MONY LIFE OF AMERICA
                                                   DECLARED PREMIUMS

                                                              CURRENT CHARGES
                                                     ---------------------------------
                                                            12.00% (10.42% NET)
                                                     ---------------------------------
 END                    UNSCHEDULED                    VALUE                  BENEFIT
 OF                      PREMIUM/     NET    TOTAL      ON         FUND       PAYABLE
YEAR    AGE   PREMIUM    SURRENDER    LOAN   LOAN    SURRENDER     VALUE     AT DEATH
----    ---   -------   -----------   ----   -----   ---------     -----     --------
 1      56     5,010         0         0       0        1,760        4,063     200,000
 2      57     5,010         0         0       0        5,982        8,784     200,000
 3      58     5,010         0         0       0        9,116       13,874     200,000
 4      59     5,010         0         0       0       14,578       19,336     200,000
 5      60     5,010         0         0       0       20,441       25,198     200,000
 6      61     5,010         0         0       0       27,195       31,477     200,000
 7      62     5,010         0         0       0       34,596       38,402     200,000
 8      63     5,010         0         0       0       42,722       46,052     200,000
 9      64     5,010         0         0       0       51,642       54,497     200,000
10      65     5,010         0         0       0       61,350       63,728     200,000
11      66     5,010         0         0       0       72,282       74,185     200,000
12      67     5,010         0         0       0       84,298       85,726     200,000
13      68     5,010         0         0       0       97,656       98,608     200,000
14      69     5,010         0         0       0      112,517      112,993     200,000
15      70     5,010         0         0       0      129,104      129,104     200,000
16      71     5,010         0         0       0      147,384      147,384     200,000
17      72     5,010         0         0       0      167,930      167,930     200,000
18      73     5,010         0         0       0      191,036      191,036     212,050
19      74     5,010         0         0       0      216,725      216,725     236,230
20      75     5,010         0         0       0      245,245      245,245     262,412
21      76     5,010         0         0       0      277,056      277,056     290,908
22      77     5,010         0         0       0      312,256      312,256     327,869
23      78     5,010         0         0       0      351,190      351,190     368,750
24      79     5,010         0         0       0      394,168      394,168     413,876
25      80     5,010         0         0       0      441,636      441,636     463,718
26      81     5,010         0         0       0      494,046      494,046     518,748
27      82     5,010         0         0       0      551,859      551,859     579,452
28      83     5,010         0         0       0      615,753      615,753     646,540
29      84     5,010         0         0       0      686,227      686,227     720,538
30      85     5,010         0         0       0      763,874      763,874     802,068
31      86     5,010         0         0       0      849,389      849,389     891,859
32      87     5,010         0         0       0      943,451      943,451     990,623
33      88     5,010         0         0       0    1,046,867    1,046,867   1,099,211
34      89     5,010         0         0       0    1,160,471    1,160,471   1,218,495
35      90     5,010         0         0       0    1,285,144    1,285,144   1,349,402
36      91     5,010         0         0       0    1,421,741    1,421,741   1,492,828
37      92     5,010         0         0       0    1,573,374    1,573,374   1,636,309
38      93     5,010         0         0       0    1,742,004    1,742,004   1,794,264
39      94     5,010         0         0       0    1,930,544    1,930,544   1,969,155
40      95     5,010         0         0       0    2,142,633    2,142,633   2,164,059

    Assuming Guaranteed Charges and a Gross Investment Return of 0.00%, contract lapses at age 76. Assuming Guaranteed Charges and a Gross Investment Return of 12.00%, contract lapses at age 95. Assuming current charges and a gross investment return of 12.00%, contract lapses at age 95.

    This is an illustration, not a contract.

    The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the Investment Allocations by a Contract Holder, and the different investment rates of return for the MONY Series Fund or Enterprise Accumulation Trust Portfolios. The Surrender Value, Fund Value and benefit payable at death for a contract would be different from those shown if the actual rates of investment return applicable to the contract averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by MONY Life of America or the underlying Funds of the Separate Account that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

INITIAL GUIDELINE SINGLE: $69,009.20           INITIAL GUIDELINE ANNUAL: $6,002.06             INITIAL TWO YEAR MINIMUM: $5,010.00
PREPARED ON: 12/11/00                                   PREPARED BY: Agent                               NOT VALID WITHOUT CURRENT
                                                                                                       PROSPECTUS AND SUPPLEMENTAL
                                                                                                                     FOOTNOTE PAGE

                     THIS ILLUSTRATION NOT VALID IN FLORIDA

                                   APPENDIX C

                         GUARANTEED DEATH BENEFIT RIDER
                 MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
              BENEFIT RIDER WITH TEN YEAR/AGE 75 GUARANTEE PERIOD

                                                              MONTHLY GUARANTEE
                                                                   PREMIUM
                                                              -----------------
Specified Amount = $200.00
Male age 45 Preferred Nonsmoker Death Benefit Option 1......      $ 257.33
Female age 45 Preferred Nonsmoker Death Benefit Option 1....      $ 214.83
Male age 45 Standard Smoker Death Benefit Option 1..........      $ 346.83
Male age 45 Preferred Nonsmoker Death Benefit Option 2......      $ 257.33
Male age 35 Preferred Nonsmoker Death Benefit Option 1......      $ 137.17
Male age 55 Preferred Nonsmoker Death Benefit Option 1......      $ 417.50

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX D

                         GUARANTEED DEATH BENEFIT RIDER
                 MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
                  BENEFIT RIDER WITH LIFETIME GUARANTEE PERIOD

                                                              MONTHLY GUARANTEE
                                                                   PREMIUM
                                                              -----------------
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker Death Benefit Option 1......       $295.19
Female age 45 Preferred Nonsmoker Death Benefit Option 1....        247.16
Male age 45 Standard Smoker Death Benefit Option 1..........        398.48
Male age 45 Preferred Nonsmoker Death Benefit Option 2......        295.19
Male age 35 Preferred Nonsmoker Death Benefit Option 1......        182.22
Male age 55 Preferred Nonsmoker Death Benefit Option 1......        502.22

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http//:www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                    PART II

                   (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and Reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that Section.

RULE 484 UNDERTAKING

     The By-Laws of MONY Life Insurance Company of America ("MONY America") provide, in Article VI as follows:

          SECTION 1. The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

          SECTION 2. The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF THE
  INVESTMENT COMPANY ACT OF 1940

     Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The Facing Sheet.

     Cross-Reference to items required by Form N-8B-2.

     Prospectus consisting of        pages.

     The Undertaking to file reports.

     The signatures.

     Written consents of the following persons:

          a. PricewaterhouseCoopers LLP, Independent Accountants

     The following exhibits:

          1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

             (1) Resolution of the Board of Directors of MONY America authorizing establishment of MONY America Variable Account L, filed as
        Exhibit 1 to Registration Statement on Form S-6, dated February 21, 1985 (Registration Nos. 2-95900 and 811-4235), is incorporated herein by reference.

             (2) Not applicable.

             (3) (a) Underwriting Agreement between MONY Life Insurance Company of America, MONY Series Fund, Inc., and MONY Securities Corp., filed as
        Exhibit 3(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-4235), is incorporated by referenced herein.

             (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, filed as Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement on Form N-4 (Registration Nos. 33-37722 and 811-6126) is incorporated herein by reference.

             (c) Commission schedule (with Commission Contract), filed as
        Exhibit 3(c) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-4235), is incorporated herein by reference.

             (4) Not applicable.

             (5) Form of policy, filed as Exhibit 5 to Registration Statement on Form S-6, dated August 8, 1994 (Registration Nos. 33-82570 and 811-4235), is incorporated herein by reference.

             (6) Articles of Incorporation and By-Laws of MONY America filed as Exhibits 6(a) and 6(b), respectively, to Registration Statement (Registration No. 33-13183) dated April 6, 1987, is incorporated herein by reference.

             (7) Not applicable.

             (8) (a) Form of agreement to purchase shares filed as Exhibit 1(3)(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-
        4235), is incorporated herein by reference.

             (b) Investment Advisory Agreement between MONY Life Insurance Company of America and MONY Series Fund, Inc. filed as Exhibit 5(i) to Post-Effective amendment No. 14 to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated February 27, 1998, is incorporated herein by reference.


             (c) Services Agreement between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America filed as Exhibit 5(ii) to Pre-Effective Amendment to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated July 19, 1985, is incorporated herein by reference.



             (d) Fund Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company of America and MONY Life Insurance Company, filed as Exhibit 8 to Post-Effective Amendment No. 9 to
        Registration Statement on Form N-4 dated April   , 2001 (Registration
        Nos. 333-72259 and 811-6216), is incorporated herein by reference.



             (e) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Retirement System Investors Inc., as sub-adviser, filed as Exhibit (d)(iii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.



             (f) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and 1740 Advisers, Inc., as sub-adviser, filed as Exhibit (d)(v) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.



             (g) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Marsico Capital Management, LLC, as sub-adviser, filed as Exhibit (d)(vi) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.



             (h) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Montag & Caldwell, Inc., as sub-adviser, filed as Exhibit (d)(ii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.



             (i) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and TCW Investment Management Company, as sub-adviser, filed as Exhibit (d)(iv) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.



             (j) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and William D. Witter, Inc., as sub-adviser, filed as Exhibit (d)(vii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.



             (k) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and GAMCO Investors, Inc., as sub-adviser, filed as Exhibit (d)(viii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.



             (l) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the

        Trust, and Vontobel USA Inc., as sub-adviser, filed as Exhibit (d)(ix) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 2000.



             (m) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Caywood-Scholl Capital Management, as sub-adviser, filed as Exhibit (d)(xi) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.



             (n) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and OpCap Advisors, as sub-adviser, filed as Exhibit (d)(xv) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.



             (o) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Sanford C. Bernstein & Co., Inc., as sub-adviser, filed as Exhibit (d)(xvi) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.



             (p) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Fred Alger Management, Inc., as sub-adviser, filed as Exhibit (d)(xiii) to Post-Effective Amendment No. 18 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 28, 1999.



             (9) Not applicable.


             (10) Application Form for Flexible Premium Variable Universal Life Insurance Policy filed as Exhibit 1(10) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-4235), is incorporated herein by reference.


             (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, filed as Exhibit (11) to Post-Effective Amendment No. 12 to Registration Statement on Form S-6, dated February 27, 2001 (Registration Nos. 33-82570 and 811-4235), is incorporated herein by reference.


          2. Opinion and consent of Edward P. Bank, Vice President and Deputy General Counsel, The Mutual Life Insurance Company of New York, as to legality of the securities being registered, filed as Exhibit 2 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-4235), is incorporated by reference herein.

          3. Not applicable.

          4. Not applicable.


          5. Opinion and consent of Evelyn L. Peos, FSA, as to actuarial matters, filed as Exhibit 6 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-4235), is incorporated by referenced herein.



          6. Consent of PricewaterhouseCoopers LLP as to financial statements of MONY America Variable Account L and of MONY Life Insurance Company of America.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, MONY America Variable Account L of MONY Life Insurance Company of America, has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 18th day of April, 2001. Registrant hereby certifies that the requirements of Rule 485(b) have been met.


                                          MONY AMERICA VARIABLE ACCOUNT L OF
                                          MONY LIFE INSURANCE COMPANY OF AMERICA

                                          By:      /s/ MICHAEL I. ROTH
                                            ------------------------------------
                                              Michael I. Roth, Director,
                                              Chairman of
                                              the Board and Chief Executive
                                              Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.



SIGNATURE                                                                                     DATE
---------                                                                                     ----

                 /s/ MICHAEL I. ROTH                   Director, Chairman of the Board   April 18, 2001
-----------------------------------------------------    and Chief Executive Officer
                   Michael I. Roth

                 /s/ SAMUEL J. FOTI                    Director, President and Chief     April 18, 2001
-----------------------------------------------------    Operating Officer
                   Samuel J. Foti

                /s/ RICHARD DADDARIO                   Director, Vice President and      April 18, 2001
-----------------------------------------------------    Controller (Principal
                  Richard Daddario                       Financial and Accounting
                                                         Officer)

                /s/ KENNETH M. LEVINE                  Director and Executive Vice       April 18, 2001
-----------------------------------------------------    President
                  Kenneth M. Levine

              /s/ PHILLIP A. EISENBERG                 Director, Vice President          April 18, 2001
-----------------------------------------------------    and Chief Actuary
                Phillip A. Eisenberg

                /s/ MARGARET G. GALE                   Director and Vice President       April 18, 2001
-----------------------------------------------------
                  Margaret G. Gale

                /s/ CHARLES P. LEONE                   Director and Vice President       April 18, 2001
-----------------------------------------------------
                  Charles P. Leone

               /s/ RICHARD E. CONNORS                  Director                          April 18, 2001
-----------------------------------------------------
                 Richard E. Connors

                 /s/ STEPHEN J. HALL                   Director                          April 18, 2001
-----------------------------------------------------
                   Stephen J. Hall

                                 EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
             Consent of PricewaterhouseCoopers LLP, Independent
             Accountants